                           VANGUARD(R) 500 INDEX FUND



                      Annual Report -- December 31, 2000



                                    [PHOTO]

                           [THE VANGUARD GROUP LOGO]

                                 SOME LESSONS
                                  FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

        - THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

        - DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

        - PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure and you'll avoid making emotion-driven mistakes.

SUMMARY

- Vanguard 500 Index Fund provided a total return of -9.1% during the 12 months ended December 31, 2000, matching the return of its benchmark index.

- Large-capitalization stocks lagged small- and mid-cap stocks, as well as bonds.

- Periods of declining prices are a natural part of the financial markets. Such declines should not prompt a long-term investor to alter a well-conceived investment program.

CONTENTS

 1   Letter from the Chairman

 7   Fund Profile

 8   Glossary of Investment Terms

 9   Performance Summary

10   Report on After-Tax Returns

11   Financial Statements

24   Report of Independent Accountants

LETTER
   from the Chairman


Fellow Shareholder,

VANGUARD 500 INDEX FUND had a total return of -9.1% in 2000, matching the return of our unmanaged benchmark, the Standard & Poor's 500 Index, and finishing in line with the average large-capitalization "core" mutual fund, which includes both growth and value stocks.

2000 TOTAL RETURNS                          FISCAL YEAR ENDED
                                                  DECEMBER 31
-------------------------------------------------------------
Vanguard 500 Index Fund                                 -9.1%
Average Large-Cap Core Fund*                            -9.0
S&P 500 Index                                           -9.1
-------------------------------------------------------------

*Derived from data provided by Lipper Inc.

ADMIRAL SHARES
-------------------------------------------------------------
Vanguard 500 Index Fund*                                -2.1%
-------------------------------------------------------------

*Since inception on November 13, 2000.

        This was the first calendar-year decline for the 500 Index Fund and large-cap stocks in general since 1990 and the largest in its quarter-century of existence. Although the decline undoubtedly was painful, it should be viewed in light of the extraordinary performance that preceded it: The 500 Index Fund and its target index generated average annual returns exceeding 17% during the past decade, even factoring in the downturn in 2000.

        The fund's total return (capital change plus reinvested dividends) is based on a decrease in net asset value from $135.33 per share on December 31, 1999, to $121.86 per share on December 31, 2000, and reflects dividends totaling $1.30 per share paid from net investment income.

        The table above presents the returns of our fund, our average peer, and our unmanaged target index. It also presents the result for our Admiral Shares, which became available on November 13, 2000. These shares--a lower-cost class for long-standing shareholders and those with substantial investments in the fund--returned -2.1% during the remainder of the year. (The price of the shares fell from $124.88 at inception to $121.87 as of December 31, 2000, a decline that was partially offset by a dividend of $0.381 per share paid from net investment income.) Details on Admiral Shares appear toward the end of this letter.

        If you own Vanguard 500 Index Fund in a taxable account, we call your attention to a review of the fund's after-tax returns on page 10.

FINANCIAL MARKETS IN REVIEW

The year 2000 was in many ways the flip side of its predecessor. The pace of


                                     -----
                                       1
economic growth slowed instead of accelerating as the year progressed, the broad U.S. stock market fell instead of soaring, "dot-com" changed from a magic formula to near-poison for investors, value stocks outpaced their growth counterparts, and bonds--the downtrodden asset class of 1999--provided the best returns.

MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2000

                                                      ONE     THREE       FIVE
                                                     YEAR     YEARS      YEARS
------------------------------------------------------------------------------
STOCKS
    S&P 500 Index (Large-caps)                      -9.1%     12.3%      18.3%
    Russell 2000 Index (Small-caps)                 -3.0       4.6       10.3
    Wilshire 5000 Index (Entire market)            -11.0      10.7       16.7
    MSCI EAFE Index (International)                -14.0       9.6        7.4
------------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index (Entire market)     11.6%      6.4%       6.5%
    Lehman 10 Year Municipal Bond Index             10.8       5.3        5.9
    Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                       6.0       5.2        5.2
------------------------------------------------------------------------------
CPI
    Consumer Price Index                             3.4%      2.6%       2.5%
------------------------------------------------------------------------------

        Worries about Y2K computer failures disappeared before all the New Year's confetti had hit the ground. For stocks, the year started off looking a lot like 1999. In February, the U.S. economy reached its record-breaking ninth consecutive year of growth, and gross domestic product grew at an annual pace of 4.8% in the first quarter. In March, broad stock market indexes were pushed to all-time highs, fueled by the skyrocketing prices of growth stocks, particularly in the technology sector.

        Then came an abrupt reversal. The tech-dominated Nasdaq Composite Index fell -34% in the five weeks after its March high. And despite many interim rallies--including 13 increases of 5% or more in a single day--the Nasdaq returned -38.7% for the 12 months, having fallen -51% from its peak in March to the year-end.

        The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -11.0% for the year--its first negative return since 1994 and its worst calendar-year performance since 1974.

        Several factors were at work in the markets. High energy prices raised the specter of inflation and cut into profits for some industries. A stronger U.S. dollar diminished corporate profits from foreign operations. And the Federal Reserve Board's series of interest rate boosts--implemented from mid-1999 through May 2000 to counter inflationary pressures--began to have their intended effect in slowing the pace of economic growth. Indeed, by year-end markets were expecting the Fed to begin reducing rates to keep the slowdown from turning into a recession. (The Fed acted on January 3, 2001, cutting short-term interest rates by 0.5%.)

        Investors worried that a slower economy, combined with the boom in capital investment in recent years, would result in significant overcapacity in many industries. Many believed that companies would find it hard--if not


                                     -----
impossible--to sustain their earnings growth. Indeed, by late 2000, hundreds of companies were reporting earnings that failed to meet expectations.

                                                        ------------------------
                                                             HIGH ENERGY PRICES,
                                                            A SERIES OF INTEREST
                                                         RATE BOOSTS BY THE FED,
                                                             AND A STRONGER U.S.
                                                            DOLLAR PROMPTED CON-
                                                           CERN ABOUT CORPORATE
                                                              EARNINGS GROWTH.
                                                        ------------------------

        Technology and telecommunications stocks, whose prices had reflected the highest levels of optimism, were the hardest hit. Some Internet companies that had seen triple-digit stock price gains in 1999 disappeared in 2000 because they ran through their cash and had no profits to sustain themselves.

        Amid such spectacular declines, the stock market also had its success stories. The big winners in 2000 were in health care, utilities (except for telecommunications firms), energy, and financial services. After five years as outcasts, many value stocks--those with relatively low prices in relation to earnings, book value, dividends, and other financial measures--far outperformed their growth counterparts and posted solid positive returns. The value stocks within the S&P 500 Index returned 6.1% for the year, while the growth stocks within the index fell -22.1%. When results are sorted by market capitalization, mid-cap stocks did the best overall (the S&P MidCap 400 Index gained 17.5%), followed by small-caps.

        By certain measures, 2000 was a better year for stocks than 1999: Almost 47% of the stocks in the Russell 3000 Index--the 3,000 largest U.S. stocks--had positive returns, compared with about 45% in 1999. However, like the S&P 500, most market indexes are weighted according to market capitalization, so sharp declines of certain very large stocks had a much bigger influence on the index than did the gains of smaller stocks. In 1999, the oversized gains for some of those same large stocks pushed the indexes higher.

        Bonds generally enjoyed a banner 2000. Many high-quality, long-duration issues posted double-digit returns, as investors sought a haven from stock market volatility. Shrinkage in the supply of U.S. Treasury and municipal securities also helped bond prices. Bond yields move in the opposite direction from prices. The yield of the 30-year Treasury bond fell 102 basis points (1.02 percentage points) during the year to 5.46% by December 31; the 10-year Treasury yield fell 133 basis points to 5.11%.

2000 PERFORMANCE OVERVIEW

In 2000, Vanguard 500 Index Fund once again met its investment objective by matching the performance of the S&P 500 Index. Of course, this "success" is of little consolation to shareholders when the index has fallen. However, periods of falling prices are a normal part of investing in the financial markets and should be expected from time to time.

        Those relatively new to investing could be forgiven for their surprise at the downturn. After all, from the start of the record-setting bull market in


                                     -----

S&P 500 INDEX TOTAL RETURNS                  DECEMBER 31, 1949-DECEMBER 31, 2000

[BAR CHART]

           Year         Return
           1950         31.46
           1951         23.97
           1952         18.16
           1953         -0.94
           1954         52.27
           1955         31.41
           1956          6.48
           1957        -10.72
           1958         43.15
           1959         11.95
           1960          0.45
           1961         26.88
           1962         -8.66
           1963         22.76
           1964         16.43
           1965         12.46
           1966        -10.02
           1967         23.89
           1968         11.04
           1969         -8.40
           1970          3.89
           1971         14.22
           1972         18.96
           1973        -14.67
           1974        -26.31
           1975         37.14
           1976         23.81
           1977         -7.19
           1978          6.52
           1979         18.45
           1980         32.45
           1981         -4.88
           1982         21.50
           1983         22.46
           1984          6.27
           1985         31.75
           1986         18.68
           1987          5.26
           1988         16.61
           1989         31.69
           1990         -3.10
           1991         30.47
           1992          7.62
           1993         10.08
           1994          1.32
           1995         37.58
           1996         22.96
           1997         33.36
           1998         28.58
           1999         21.04
           2000         -9.10

Source: The Vanguard Group.

August 1982, the S&P 500 Index had produced a negative total return in only one year (1990), and that was a dip of only -3.1%. But as the bar graph above shows, annual declines in the S&P 500, which are shaded, occurred with much greater frequency in earlier decades. Truly, the 1980s and 1990s were golden decades for investors, and millions of them had never seen their portfolios lose value over the course of a calendar year.

        That's why we were concerned a year ago that many investors may have thought that the stock market was more docile than it is. I wrote then: "It is prudent to recognize that financial markets will go through bad times as well as good times and to adopt realistic assumptions about future returns." We couldn't know that the stock market was about to provide such a lesson. But if there is a silver lining in the events of 2000, it is that investors now have a better understanding of the ever-present risks of the equity markets and of the benefits of diversifying by holding bonds and short-term investments as well as stocks. Investors who keep a long-term perspective generally find it easier to ride out market turbulence, and we now turn to a long-term review of your fund.

LONG-TERM PERFORMANCE OVERVIEW

Vanguard 500 Index Fund will mark its silver anniversary in 2001. Introduced as First Index Investment Trust in August 1976, the fund soon found its investment approach derided as "un-American." Critics said that indexing amounted to "settling for mediocrity." Now that nearly 25 years of history have proven them wrong, such claims are rarely heard.

        The table below presents the average annual returns over the decade ended December 31, 2000, for the 500 Index Fund, our average peer, and our index benchmark. It also shows how hypothetical investments of $10,000 in each

TOTAL RETURNS                                                   TEN YEARS ENDED
                                                              DECEMBER 31, 2000

                                                 AVERAGE         FINAL VALUE OF
                                                  ANNUAL              A $10,000
                                                  RETURN     INITIAL INVESTMENT
-------------------------------------------------------------------------------
Vanguard 500 Index Fund                            17.4%                $49,545
Average Large-Cap Core Fund                        16.0                  44,186
S&P 500 Index                                      17.5                  49,979
-------------------------------------------------------------------------------

                                     -----
would have fared over the decade, assuming the reinvestment of income and capital gains distributions.

--------------------------
          AS THE 500 INDEX
            FUND NEARS ITS
         25TH ANNIVERSARY,
       ITS PERFORMANCE HAS
          SILENCED MOST OF
           THE CRITICS WHO
         ONCE CLAIMED THAT
           INDEX INVESTING
     AMOUNTED TO "SETTLING
          FOR MEDIOCRITY."
--------------------------

        As you can see, the 500 Index Fund's average annual return was nearly
1.5 percentage points higher than the average return for competing funds. Over time, compounding magnifies the value of such a performance gap: A $10,000 investment in the fund at the end of 1990 would have grown in a decade by $5,300 more than the same sum invested in the average mutual fund in our peer group. We trailed the S&P 500 Index by an average of just 0.1 percentage point annually. This was a fine performance because as a theoretical construct, the index has no operating or transaction costs, both of which act as a drag on the returns of real-world investments, such as mutual funds. That the fund came so close to its target index was due to the excellent work of our investment adviser, Vanguard's Quantitative Equity Group, whose deft handling of the fund overcame part of the burden of operating and transaction costs.

        Make no mistake about it, not all index funds are created equal. Incredibly, some index funds levy sales charges--thereby undercutting the low costs that should be the hallmark of any "passive management" strategy. And, as noted above, the skill with which an index fund manager executes securities trades makes a difference, too. The proof of our Quantitative Equity Group's extraordinary skill is plain to see in the fund's record versus other S&P 500 Index funds. Over the 1-, 5-, and 10-year periods ended December 31, 2000, our fund's average annual returns outpaced those of these "identical" competitors by at least 0.5 percentage point. The power of compounding makes such an advantage significant.

A WORD ABOUT ADMIRAL SHARES

In November, Vanguard introduced Admiral Shares, an innovative program to recognize the cost savings that long-tenured and large accounts bring to the administration of mutual funds. Admiral Shares return these savings to the investors who create them.

        All shareholders are proportional owners of the 500 Index Fund's assets--the underlying stocks in which the fund invests. But Admiral shareholders benefit from an even lower annual expense ratio--just 0.12%, or $1.20 per $1,000 in assets--than the tiny 0.18% expense ratio paid for our fund's Investor Shares. Importantly, the economies of scale that large, long-standing accounts create enabled us to offer Admiral Shares without an increase in the expense ratio for Investor Shares of the 500 Index Fund.

                                     -----

        Admiral Shares are available to the owners of both nonretirement and IRA accounts that meet one of the following criteria:

        - The fund account was established at least ten years ago and has a balance of $50,000 or more, and the shareholder is registered for online account access at our website, Vanguard.com.

        - The fund account was established at least three years ago and has a balance of $150,000 or more, and the shareholder is registered for online account access at Vanguard.com.

        - There is a balance of $250,000 or more in the fund account.

        An investment of any size in the fund reflects trust, and we thank all of our shareholders for putting their hard-earned assets under our care. We will continue striving to deliver the promise of Vanguard 500 Index Fund--to provide as much of the market return of large-cap domestic stocks as possible.

IN CLOSING

We believe that 2000 was a year that provided useful lessons for long-term investors. It highlighted the value of diversification and balance. And it reinforced the existence of investment risk. Risk is like a reef: It's not always evident, but it's always present. And like a reef, risk is particularly dangerous to those who let smooth sailing diminish their respect for it.

        We believe a balanced investment program that takes into account the inevitable risks of investing is the best way to reap the long-term rewards of the financial markets. Such a portfolio contains stock funds, bond funds, and short-term investments. Once your investment plan is in place, we recommend that you stick with it.

Sincerely,
                                                                         [PHOTO]
/s/ JOHN J. BRENNAN                                              JOHN J. BRENNAN
                                                                    Chairman and
January 11, 2001                                         Chief Executive Officer


                                     -----

FUND PROFILE                                             AS OF DECEMBER 31, 2000
   for 500 Index Fund


This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index. Key terms are defined on page 8.

---------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                            S&P
                                             FUND           500
---------------------------------------------------------------
 Number of Stocks                             508           500
 Median Market Cap                         $71.6B        $71.6B
 Price/Earnings Ratio                       26.0x         26.0x
 Price/Book Ratio                            4.7x          4.7x
 Yield                                       1.0%          1.2%
 Yield--Admiral Shares                       1.1%          1.2%
 Return on Equity                           23.7%         23.7%
 Earnings Growth Rate                       15.5%         15.5%
 Foreign Holdings                            1.4%          1.4%
 Turnover Rate                                 9%            --
 Expense Ratio                              0.18%            --
 Expense Ratio--Admiral Shares             0.12%*            --
 Cash Investments                            0.0%            --
---------------------------------------------------------------

---------------------------------------------------------------
 VOLATILITY MEASURES
                                                            S&P
                                              FUND          500
---------------------------------------------------------------
 R-Squared                                    1.00         1.00
 Beta                                         1.00         1.00
---------------------------------------------------------------

---------------------------------------------------------------
 SECTOR DIVERSIFICATION
   (% OF COMMON STOCKS)
                                                            S&P
                                             FUND           500
---------------------------------------------------------------
 Auto & Transportation                       1.7%          1.7%
 Consumer Discretionary                     10.8          10.8
 Consumer Staples                            7.2           7.2
 Financial Services                         18.3          18.3
 Health Care                                14.1          14.1
 Integrated Oils                             5.2           5.2
 Other Energy                                2.4           2.4
 Materials & Processing                      2.5           2.5
 Producer Durables                           2.9           2.9
 Technology                                 20.3          20.3
 Utilities                                   8.5           8.5
 Other                                       6.1           6.1
---------------------------------------------------------------

 *Annualized.

--------------------------------------------
 TEN LARGEST HOLDINGS
   (% OF TOTAL NET ASSETS)
 General Electric Co.                   4.0%
   (conglomerate)
 Exxon Mobil Corp.                      2.6
   (oil)
 Pfizer, Inc.                           2.5
   (pharmaceuticals)
 Cisco Systems, Inc.                    2.3
   (computer networks)
 Citigroup, Inc.                        2.2
   (financial services)
 Wal-Mart Stores, Inc.                  2.0
   (retail)
 Microsoft Corp.                        2.0
   (software)
 American International Group, Inc.     2.0
   (insurance)
 Merck & Co., Inc.                      1.8
   (pharmaceuticals)
 Intel Corp.                            1.7
   (computer hardware)
--------------------------------------------
 Top Ten                               23.1%
--------------------------------------------

--------------------------------------------
 INVESTMENT FOCUS
 STYLE                           Blend
 MARKET CAP                      Large
--------------------------------------------

                                        [COMPUTER GRAPHIC]     VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.


                                     -----

GLOSSARY
   of Investment Terms


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

--------------------------------------------------------------------------------

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

--------------------------------------------------------------------------------

                                     -----

PERFORMANCE SUMMARY
   for 500 Index Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                                 [BAR CHART]

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 DECEMBER 31, 1990-DECEMBER 31, 2000

------------------------------
            500          S&P
            Index        500
            Fund         Index
------------------------------
1991        30.2%        30.5%
1992         7.4          7.6
1993         9.9         10.1
1994         1.2          1.3
1995        37.4         37.6
1996        22.9         23.0
1997        33.2         33.4
1998        28.6         28.6
1999        21.1         21.0
2000        -9.1         -9.1
------------------------------

See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

                             [PERFORMANCE GRAPH]

-------------------------------------------------------------------
CUMULATIVE PERFORMANCE          DECEMBER 31, 1990-DECEMBER 31, 2000

                                       Average Large-Cap    S&P 500
                      500 Index Fund       Core Fund         Index
1990 12                   $10000            $10000          $10000
1991 03                    11447             11482           11453
1991 06                    11414             11381           11426
1991 09                    12017             12122           12037
1991 12                    13022             13207           13047
1992 03                    12687             13014           12717
1992 06                    12924             12933           12959
1992 09                    13323             13293           13368
1992 12                    13989             14175           14041
1993 03                    14594             14743           14654
1993 06                    14657             14849           14725
1993 09                    15027             15363           15106
1993 12                    15373             15679           15456
1994 03                    14782             15152           14870
1994 06                    14840             15020           14932
1994 09                    15561             15664           15662
1994 12                    15553             15461           15660
1995 03                    17064             16741           17185
1995 06                    18682             18186           18825
1995 09                    20166             19564           20321
1995 12                    21378             20461           21544
1996 03                    22520             21556           22701
1996 06                    23522             22379           23720
1996 09                    24241             23107           24453
1996 12                    26268             24660           26491
1997 03                    26958             24987           27201
1997 06                    31652             29028           31950
1997 09                    34021             31215           34343
1997 12                    34987             31631           35329
1998 03                    39855             35904           40258
1998 06                    41165             36866           41587
1998 09                    37069             32636           37450
1998 12                    44999             39669           45426
1999 03                    47241             41671           47689
1999 06                    50549             44394           51051
1999 09                    47389             41689           47863
1999 12                    54479             48535           54985
2000 03                    55701             50713           56245
2000 06                    54250             49441           54751
2000 09                    53743             49110           54221
2000 12                    49545             44186           49979

----------------------------------------------------------------------------------------
                                         AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED DECEMBER 31, 2000     FINAL VALUE
                                        -------------------------------     OF A $10,000
                                         1 YEAR     5 YEARS    10 YEARS      INVESTMENT
----------------------------------------------------------------------------------------
500 Index Fund*                          -9.06%      18.31%      17.35%        $49,545
Average Large-Cap Core Fund**            -8.96       16.65       16.02          44,186
S&P 500 Index                            -9.10       18.33       17.46          49,979
----------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

**Derived from data provided by Lipper Inc.


                                     -----

A REPORT
   on Your Fund's After-Tax Returns


This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

        If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

        Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                            PERIODS ENDED DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                                  ONE YEAR                FIVE YEARS               TEN YEARS
                                            ---------------------------------------------------------------------
                                            PRE-TAX    AFTER-TAX     PRE-TAX    AFTER-TAX    PRE-TAX    AFTER-TAX
-----------------------------------------------------------------------------------------------------------------
Vanguard 500 Index Fund                       -9.1%        -9.4%       18.3%       17.5%       17.4%        16.4%
Average Large Blend Fund*                     -7.0         -8.6        16.0        13.6        15.7         13.3
-----------------------------------------------------------------------------------------------------------------

*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

        The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

        We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

        Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

--------------------------------------------------------------------------------

A NOTE ABOUT OUR CALCULATIONS: Pre-tax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.


                                     -----
                                       10

FINANCIAL STATEMENTS
   December 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE-
500 INDEX FUND                                          SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.9%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                              81,405,120        $3,902,358
  Exxon Mobil Corp.                                 28,557,668         2,482,732
  Pfizer, Inc.                                      51,831,753         2,384,261
* Cisco Systems, Inc.                               59,127,024         2,261,609
  Citigroup, Inc.                                   41,296,925         2,108,724
  Wal-Mart Stores, Inc.                             36,697,047         1,949,531
* Microsoft Corp.                                   43,809,635         1,900,243
  American International
   Group, Inc.                                      19,123,165         1,884,827
  Merck & Co., Inc.                                 18,946,193         1,773,837
  Intel Corp.                                       55,292,465         1,662,230
* Oracle Corp.                                      45,984,475         1,336,424
  SBC Communications Inc.                           27,809,349         1,327,896
  The Coca-Cola Co.                                 20,372,549         1,241,452
  International Business
   Machines Corp.                                   14,413,624         1,225,158
  Johnson & Johnson                                 11,419,520         1,199,763
* EMC Corp.                                         17,975,710         1,195,385
  Bristol-Myers Squibb Co.                          16,064,031         1,187,734
  Verizon Communications                            22,174,123         1,111,478
  Royal Dutch Petroleum
   Co. ADR                                          17,616,349         1,066,890
  Home Depot, Inc.                                  19,025,945           869,248
  Eli Lilly & Co.                                    9,261,310           861,881
  Procter & Gamble Co.                              10,711,155           840,156
  Nortel Networks Corp.                             25,447,284           815,904
  Philip Morris Cos., Inc.                          18,268,070           803,795
  Tyco International Ltd.                           14,369,049           797,482
  Wells Fargo Co.                                   14,042,032           781,966
* Sun Microsystems, Inc.                            26,452,738           737,370
  Morgan Stanley Dean
   Witter & Co.                                      9,207,281           729,677
  Fannie Mae                                         8,275,857           717,931
  American Home
   Products Corp.                                   10,766,763           684,228
  Schering-Plough Corp.                             12,011,348           681,644
  Texas Instruments, Inc.                           14,212,567           673,320
* America Online, Inc.                              19,190,678           667,836
  Pharmacia Corp.                                   10,594,902           646,289
  BellSouth Corp.                                   15,347,606           628,293
  Abbott Laboratories                               12,707,827           615,534
  Bank of America Corp.                             13,371,468           613,416
  American Express Co.                              10,926,531           600,276
  Medtronic, Inc.                                    9,870,787           595,949
  PepsiCo, Inc.                                     11,859,908           587,807
* Viacom Inc. Class B                               12,287,440           574,438
  Time Warner, Inc.                                 10,906,237           569,742
* Qwest Communications
   International Inc.                               13,605,869           557,841
* Amgen, Inc.                                        8,486,118           542,581
  AT&T Corp.                                        30,837,422           533,873
  Hewlett-Packard Co.                               16,245,586           512,751
  Enron Corp.                                        6,132,381           509,754
* QUALCOMM, Inc.                                     6,141,961           504,792
  The Walt Disney Co.                               17,125,807           495,578
  The Chase Manhattan Corp.                         10,765,357           489,151
  The Boeing Co.                                     7,298,895           481,727

                                     -----

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE-
500 INDEX FUND                                          SHARES             (000)
--------------------------------------------------------------------------------
  Merrill Lynch & Co., Inc.                          6,655,342        $  453,811
  Chevron Corp.                                      5,273,387           445,272
  E.I. du Pont de Nemours & Co.                      8,568,295           413,956
  Corning, Inc.                                      7,555,409           399,020
  Freddie Mac                                        5,710,165           393,288
  Minnesota Mining &
   Manufacturing Co.                                 3,240,512           390,482
  Schlumberger Ltd.                                  4,703,504           375,986
* Dell Computer Corp.                               21,252,646           370,593
  Lucent Technologies, Inc.                         27,435,541           370,380
  McDonald's Corp.                                  10,773,293           366,292
  Motorola, Inc.                                    17,945,279           363,392
  Ford Motor Co.                                    15,398,328           360,898
  Bank One Corp.                                     9,504,689           348,109
  Walgreen Co.                                       8,322,518           347,985
  Anheuser-Busch Cos., Inc.                          7,410,874           337,195
  The Bank of New York
   Co., Inc.                                         6,082,972           335,704
* WorldCom, Inc.                                    23,653,054           332,621
* JDS Uniphase Corp.                                 7,935,228           330,800
  Automatic Data
   Processing, Inc.                                  5,185,180           328,287
  Charles Schwab Corp.                              11,367,519           322,553
  Gillette Co.                                       8,652,871           312,585
  Kimberly-Clark Corp.                               4,386,563           310,086
  Honeywell International Inc.                       6,551,306           309,959
  Colgate-Palmolive Co.                              4,700,871           303,441
  United Technologies Corp.                          3,847,584           302,516
  Unilever NV ADR                                    4,695,527           295,525
  Texaco Inc.                                        4,519,342           280,764
* Veritas Software Corp.                             3,203,739           280,327
  FleetBoston Financial Corp.                        7,435,779           279,306
  Emerson Electric Co.                               3,509,487           276,591
* Comcast Corp.-Special Class A                      6,603,517           275,697
  Marsh & McLennan Cos., Inc.                        2,260,073           264,428
  Allstate Corp.                                     6,007,882           261,718
  MBNA Corp.                                         6,997,565           258,472
  Duke Energy Corp.                                  3,029,585           258,272
* Safeway, Inc.                                      4,116,562           257,285
* Applied Materials, Inc.                            6,663,477           254,461
* Siebel Systems, Inc.                               3,528,770           238,633
  Alcoa Inc.                                         7,106,400           238,064
  Target Corp.                                       7,359,877           237,356
  General Motors Corp.                               4,641,053           236,404
  Washington Mutual, Inc.                            4,430,488           235,093
* Clear Channel
   Communications, Inc.                              4,804,269           232,707
  Cardinal Health, Inc.                              2,293,219           228,462
  Fifth Third Bancorp                                3,794,908           226,746
  First Union Corp.                                  8,047,856           223,831
  Electronic Data Systems Corp.                      3,841,086           221,823
  Metropolitan Life Insurance Co.                    6,281,077           219,838
  J.P. Morgan & Co., Inc.                            1,314,932           217,621
  Baxter International, Inc.                         2,416,785           213,432
  Household International, Inc.                      3,868,447           212,764
  Compaq Computer Corp.                             13,966,240           210,192
* AES Corp.                                          3,767,396           208,620
  Dow Chemical Co.                                   5,573,346           204,124
* Agilent Technologies, Inc.                         3,721,838           203,771
  HCA-The Healthcare Co.                             4,539,256           199,773
  Mellon Financial Corp.                             4,008,923           197,189
  CVS Corp.                                          3,218,709           192,921
* Tellabs, Inc.                                      3,372,594           190,551
  Exelon Corp.                                       2,615,845           183,658
  Southern Co.                                       5,521,863           183,602
* The Kroger Co.                                     6,762,040           182,998
  Firstar Corp.                                      7,805,762           181,484
  U.S. Bancorp                                       6,187,685           180,603
  The Gap, Inc.                                      6,980,464           178,002
* Solectron Corp.                                    5,229,799           177,290
  PNC Financial Services Group                       2,374,053           173,454
* Applied Micro Circuits Corp.                       2,282,200           171,272
  First Data Corp.                                   3,245,465           170,995
  American General Corp.                             2,065,737           168,358
  Sara Lee Corp.                                     6,849,693           168,246
  CIGNA Corp.                                        1,261,259           166,865
* Network Appliance, Inc.                            2,596,278           166,649
* Kohl's Corp.                                       2,725,141           166,234
* Micron Technology, Inc.                            4,660,316           165,441
  Sysco Corp.                                        5,491,675           164,750
  State Street Corp.                                 1,326,306           164,740
  Applera Corp.-Applied
   Biosystems Group                                  1,728,264           162,565
* Broadcom Corp.                                     1,932,400           162,322
  International Paper Co.                            3,954,768           161,404
  UnitedHealth Group Inc.                            2,619,675           160,782
  ALLTEL Corp.                                       2,568,270           160,356
  AFLAC, Inc.                                        2,179,132           157,306
* Sprint PCS                                         7,658,907           156,529
  Coastal Corp.                                      1,768,308           156,164
* NEXTEL Communications, Inc.                        6,259,025           154,911
  SunTrust Banks, Inc.                               2,433,517           153,312
* Analog Devices, Inc.                               2,937,811           150,379
  Dynegy, Inc.                                       2,654,618           148,824
  Paychex, Inc.                                      3,058,272           148,708
  Northern Trust Corp.                               1,821,828           148,593
  Conoco Inc. Class B                                5,119,632           148,149
  Carnival Corp.                                     4,802,468           147,976
  Illinois Tool Works, Inc.                          2,481,742           147,819
  Sprint Corp.                                       7,265,033           147,571
* Comverse Technology, Inc.                          1,352,729           146,940
* Costco Wholesale Corp.                             3,674,360           146,745
  Anadarko Petroleum Corp.                           2,043,856           145,277
  Williams Cos., Inc.                                3,615,169           144,381
  National City Corp.                                4,998,255           143,700
  Waste Management, Inc.                             5,106,967           141,718
  Lowe's Cos., Inc.                                  3,145,482           139,974
  Southwest Airlines Co.                             4,123,147           138,249

                                     -----

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE-
                                                        SHARES             (000)
--------------------------------------------------------------------------------
* Yahoo!, Inc.                                       4,587,841        $  137,922
  El Paso Energy Corp.                               1,907,810           136,647
  Gannett Co., Inc.                                  2,166,414           136,619
* Guidant Corp.                                      2,527,426           136,323
  H.J. Heinz Co.                                     2,849,580           135,177
  Providian Financial Corp.                          2,348,696           135,050
  Caterpillar, Inc.                                  2,823,883           133,605
  Lehman Brothers Holdings, Inc.                     1,959,338           132,500
  Halliburton Co.                                    3,634,608           131,754
* Palm, Inc.                                         4,649,015           131,625
  Dominion Resources, Inc.                           1,964,526           131,623
  The Hartford Financial
   Services Group Inc.                               1,852,415           130,827
  General Dynamics Corp.                             1,636,638           127,658
* Xilinx, Inc.                                       2,706,448           124,835
  The Chubb Corp.                                    1,435,901           124,205
  NIKE, Inc. Class B                                 2,219,216           123,860
  American Electric Power
   Co., Inc.                                         2,645,382           123,010
  BB&T Corp.                                         3,258,242           121,573
  Omnicom Group Inc.                                 1,454,806           120,567
  Linear Technology Corp.                            2,601,860           120,336
  Lockheed Martin Corp.                              3,538,478           120,131
  Campbell Soup Co.                                  3,459,803           119,796
  Phillips Petroleum Co.                             2,097,087           119,272
  Tenet Healthcare Corp.                             2,604,617           115,743
* ADC Telecommunications, Inc.                       6,341,959           114,948
  Adobe Systems, Inc.                                1,974,498           114,891
  ConAgra Foods, Inc.                                4,381,991           113,932
  Baker Hughes, Inc.                                 2,726,372           113,315
* Maxim Integrated
   Products, Inc.                                    2,335,193           111,651
  Interpublic Group of Cos., Inc.                    2,528,391           107,615
  Capital One Financial Corp.                        1,617,551           106,455
  Tribune Co.                                        2,484,367           104,965
  The Quaker Oats Co.                                1,076,980           104,871
  Reliant Energy, Inc.                               2,421,103           104,864
  Allergan, Inc.                                     1,080,459           104,602
  FPL Group, Inc.                                    1,452,944           104,249
* Calpine Corp.                                      2,310,980           104,139
* Global Crossing Ltd.                               7,275,960           104,137
  General Mills, Inc.                                2,321,831           103,467
  Union Pacific Corp.                                2,036,039           103,329
  Harley-Davidson, Inc.                              2,489,273            98,949
  KeyCorp                                            3,498,600            97,961
  St. Paul Cos., Inc.                                1,789,535            97,194
  Wachovia Corp.                                     1,671,371            97,148
  Eastman Kodak Co.                                  2,466,641            97,124
* Forest Laboratories, Inc.                            720,764            95,771
  Sears, Roebuck & Co.                               2,746,499            95,441
* Sanmina Corp.                                      1,243,961            95,318
  Masco Corp.                                        3,666,941            94,194
  The McGraw-Hill Cos., Inc.                         1,605,080            94,098
  TXU Corp.                                          2,121,433            94,006
  Avon Products, Inc.                                1,954,640            93,578
* FedEx Corp.                                        2,341,559            93,569
  Computer Associates
   International, Inc.                               4,769,875            93,013
  Burlington Northern
   Santa Fe Corp.                                    3,243,925            91,844
  Albertson's, Inc.                                  3,459,297            91,671
  USA Education Inc.                                 1,348,044            91,667
  Weyerhaeuser Co.                                   1,800,036            91,352
  Alcan Aluminium Ltd.                               2,655,009            90,768
  Burlington Resources, Inc.                         1,769,124            89,341
  Wrigley, (Wm.) Jr. Co.                               927,407            88,857
  Deere & Co.                                        1,927,234            88,291
  Golden West Financial Corp.                        1,299,654            87,727
  Kellogg Co.                                        3,332,675            87,483
* PeopleSoft, Inc.                                   2,345,353            87,218
* Altera Corp.                                       3,257,091            85,702
  Public Service Enterprise
   Group, Inc.                                       1,761,281            85,642
  Loews Corp.                                          810,006            83,886
  McKesson HBOC, Inc.                                2,332,499            83,713
  Marriott International, Inc.
   Class A                                           1,971,543            83,298
* Computer Sciences Corp.                            1,383,133            83,161
  Progress Energy, Inc.                              1,688,069            83,032
* ALZA Corp.                                         1,943,921            82,617
* MedImmune Inc.                                     1,730,598            82,528
* Vitesse Semiconductor Corp.                        1,475,460            81,611
  Xcel Energy, Inc.                                  2,793,755            81,193
  May Department Stores Co.                          2,446,836            80,134
  Danaher Corp.                                      1,165,514            79,692
  Transocean Sedco Forex Inc.                        1,731,110            79,631
  Archer-Daniels-Midland Co.                         5,202,396            78,036
  Stryker Corp.                                      1,533,577            77,584
  Entergy Corp.                                      1,831,290            77,486
  Air Products & Chemicals, Inc.                     1,883,762            77,234
  Unocal Corp.                                       1,995,925            77,217
  Comerica, Inc.                                     1,287,982            76,474
  Franklin Resources Corp.                           2,001,508            76,257
  Lincoln National Corp.                             1,574,156            74,477
  Occidental Petroleum Corp.                         3,034,497            73,587
* Biogen, Inc.                                       1,215,095            72,982
  Stilwell Financial, Inc.                           1,827,418            72,069
  Becton, Dickinson & Co.                            2,080,345            72,032
  Aon Corp.                                          2,102,084            71,996
  Hershey Foods Corp.                                1,118,067            71,976
  Rockwell International Corp.                       1,508,013            71,819
* King Pharmaceuticals, Inc.                         1,387,003            71,691
* Nabors Industries, Inc.                            1,207,041            71,396
  Apache Corp.                                       1,015,025            71,115
  USX-Marathon Group                                 2,550,716            70,782
* Chiron Corp.                                       1,573,569            70,024
  Raytheon Co. Class B                               2,238,549            69,535
  Pitney Bowes, Inc.                                 2,072,292            68,645

                                     -----

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE-
500 INDEX FUND                                          SHARES             (000)
--------------------------------------------------------------------------------
  The Clorox Co.                                     1,932,994        $   68,621
* Starbucks Corp.                                    1,537,111            68,017
  Dover Corp.                                        1,668,771            67,689
  Consolidated Edison Inc.                           1,741,910            67,063
* Intuit, Inc.                                       1,694,975            66,846
  Ralston-Ralston Purina Group                       2,522,308            65,895
  Rohm & Haas Co.                                    1,805,508            65,563
  RadioShack Corp.                                   1,527,362            65,390
  Coca-Cola Enterprises, Inc.                        3,433,045            65,228
  IMS Health, Inc.                                   2,413,205            65,156
  Devon Energy Corp.                                 1,054,690            64,304
  PPG Industries, Inc.                               1,386,423            64,209
  TJX Cos., Inc.                                     2,312,420            64,170
  PG&E Corp.                                         3,180,092            63,602
  Jefferson-Pilot Corp.                                846,977            63,312
  Synovus Financial Corp.                            2,335,574            62,914
  Progressive Corp. of Ohio                            603,436            62,531
* Mercury Interactive Corp.                            664,602            59,980
  MBIA, Inc.                                           808,161            59,905
  Union Carbide Corp.                                1,110,961            59,784
  The Limited, Inc.                                  3,497,675            59,679
* Wellpoint Health Networks
   Inc. Class A                                        513,857            59,222
  MGIC Investment Corp.                                876,434            59,105
  FirstEnergy Corp.                                  1,852,857            58,481
  Biomet, Inc.                                       1,464,317            58,115
* Federated Department
   Stores, Inc.                                      1,659,509            58,083
* QLogic Corp.                                         752,187            57,918
  Praxair, Inc.                                      1,301,515            57,755
* Cendant Corp.                                      5,985,884            57,614
  Georgia Pacific Group                              1,846,689            57,478
* Convergys Corp.                                    1,267,437            57,431
  Molex, Inc.                                        1,602,668            56,895
  SouthTrust Corp.                                   1,382,799            56,263
  Constellation Energy Group                         1,232,899            55,558
  Ingersoll-Rand Co.                                 1,318,670            55,219
  Summit Bancorp                                     1,432,373            54,699
  Textron, Inc.                                      1,168,435            54,332
  Starwood Hotels & Resorts
   Worldwide, Inc.                                   1,540,603            54,306
  PPL Corp.                                          1,190,506            53,796
  New York Times Co. Class A                         1,336,188            53,531
  Barrick Gold Corp.                                 3,252,450            53,275
* Teradyne, Inc.                                     1,429,547            53,251
  Amerada Hess Corp.                                   728,195            53,204
  UnumProvident Corp.                                1,979,071            53,188
  EOG Resources, Inc.                                  956,932            52,332
  Cincinnati Financial Corp.                         1,321,626            52,287
  Ameren Corp.                                       1,127,665            52,225
* Bed Bath & Beyond, Inc.                            2,325,656            52,037
  Kerr-McGee Corp.                                     774,945            51,873
* HEALTHSOUTH Corp.                                  3,175,309            51,797
  Delphi Automotive
   Systems Corp.                                     4,599,434            51,744
  NiSource, Inc.                                     1,674,842            51,501
* KLA-Tencor Corp.                                   1,528,723            51,499
  Dollar General Corp.                               2,706,737            51,090
  Mattel, Inc.                                       3,506,519            50,634
  Delta Air Lines, Inc.                              1,008,509            50,615
  AMBAC Financial Group Inc.                           863,194            50,335
* Best Buy Co., Inc.                                 1,702,234            50,322
  Newell Rubbermaid, Inc.                            2,190,519            49,834
  Avery Dennison Corp.                                 906,887            49,765
  Old Kent Financial Corp.                           1,137,131            49,749
  Regions Financial Corp.                            1,820,694            49,728
  Charter One Financial                              1,707,990            49,318
  Kinder Morgan, Inc.                                  939,874            49,050
  Northrop Grumman Corp.                               589,881            48,960
* AMR Corp.                                          1,234,740            48,386
* Gateway, Inc.                                      2,653,405            47,735
* Aetna Inc.                                         1,161,511            47,695
  Countrywide Credit
   Industries, Inc.                                    938,074            47,138
  AmSouth Bancorp                                    3,083,581            47,025
  KeySpan Corp.                                      1,105,437            46,843
* Lexmark International, Inc.                        1,044,780            46,297
  CSX Corp.                                          1,783,106            46,249
  Cinergy Corp.                                      1,306,322            45,885
  Sabre Holdings Corp.                               1,062,767            45,832
  DTE Energy Co.                                     1,172,325            45,647
* Boston Scientific Corp.                            3,330,221            45,582
  Ecolab, Inc.                                       1,043,825            45,080
* LSI Logic Corp.                                    2,623,624            44,838
  Bear Stearns Co., Inc.                               876,978            44,452
* Staples, Inc.                                      3,731,793            44,082
* Thermo Electron Corp.                              1,478,986            44,000
  Allegheny Energy, Inc.                               907,751            43,742
  The CIT Group, Inc.                                2,153,591            43,341
  Symbol Technologies, Inc.                          1,202,860            43,303
  Eaton Corp.                                          575,568            43,276
* Watson Pharmaceuticals, Inc.                         843,228            43,163
  Scientific-Atlanta, Inc.                           1,323,668            43,102
  PerkinElmer, Inc.                                    409,998            43,050
* St. Jude Medical, Inc.                               698,380            42,907
  Parker Hannifin Corp.                                956,933            42,225
  T. Rowe Price Group Inc.                             997,444            42,158
  Willamette Industries, Inc.                          897,134            42,109
  Norfolk Southern Corp.                             3,152,306            41,965
  Edison International                               2,679,083            41,861
  CenturyTel, Inc.                                   1,155,979            41,326
  Dow Jones & Co., Inc.                                719,497            40,742
  Tosco Corp.                                        1,188,951            40,350
  Torchmark Corp.                                    1,037,146            39,865
* Apple Computer, Inc.                               2,670,156            39,719
  Vulcan Materials Co.                                 829,593            39,717
* Tricon Global Restaurants, Inc.                    1,201,033            39,634

                                     -----

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE-
                                                        SHARES             (000)
--------------------------------------------------------------------------------
  TRW, Inc.                                          1,021,516        $   39,584
  Union Planters Corp.                               1,107,162            39,581
  Sempra Energy                                      1,680,726            39,077
* NCR Corp.                                            790,777            38,847
* Novellus Systems, Inc.                             1,079,120            38,781
* Robert Half International, Inc.                    1,460,129            38,693
  Fortune Brands, Inc.                               1,271,079            38,132
  Tiffany & Co.                                      1,195,454            37,806
* Unisys Corp.                                       2,572,431            37,622
  UST, Inc.                                          1,336,559            37,507
  Brown-Forman Corp. Class B                           562,529            37,408
  Genuine Parts Co.                                  1,422,010            37,239
  GPU, Inc.                                            997,307            36,713
  Johnson Controls, Inc.                               705,528            36,687
  Phelps Dodge Corp.                                   646,988            36,110
* Advanced Micro Devices, Inc.                       2,577,085            35,596
  Conseco Inc.                                       2,673,464            35,256
  Cooper Industries, Inc.                              767,406            35,253
  Sherwin-Williams Co.                               1,319,633            34,723
  SAFECO Corp.                                       1,048,937            34,484
  Harcourt General, Inc.                               601,338            34,397
  Knight Ridder                                        603,104            34,302
  Moody's Corp.                                      1,334,534            34,281
* Citrix Systems, Inc.                               1,523,416            34,277
  VF Corp.                                             935,470            33,901
* Comcast Corp. Class A                                813,477            33,607
  Equifax, Inc.                                      1,164,573            33,409
  Huntington Bancshares Inc.                         2,061,414            33,369
  Pinnacle West Capital Corp.                          696,243            33,159
  Hilton Hotels Corp.                                3,026,919            31,783
  CMS Energy Corp.                                     993,425            31,479
  H & R Block, Inc.                                    752,867            31,150
  PACCAR, Inc.                                         628,749            30,966
  Eastman Chemical Co.                                 631,362            30,779
  Leggett & Platt, Inc.                              1,612,894            30,544
  The BFGoodrich Co.                                   835,267            30,383
* Parametric Technology Corp.                        2,237,526            30,067
* AutoZone Inc.                                      1,041,444            29,681
  The Goodyear Tire &
   Rubber Co.                                        1,289,869            29,654
* National Semiconductor Corp.                       1,462,045            29,424
* Conexant Systems, Inc.                             1,873,050            28,798
* BMC Software, Inc.                                 2,018,852            28,264
  W.W. Grainger, Inc.                                  772,178            28,184
  ITT Industries, Inc.                                 722,467            27,996
* Toys R Us, Inc.                                    1,677,170            27,988
  R.R. Donnelley & Sons Co.                          1,003,035            27,082
  Black & Decker Corp.                                 668,788            26,250
  Tektronix, Inc.                                      777,899            26,205
* BroadVision, Inc.                                  2,213,118            26,142
  Whirlpool Corp.                                      547,060            26,088
  The Mead Corp.                                       826,741            25,939
  Placer Dome, Inc.                                  2,692,255            25,913
  Nucor Corp.                                          640,282            25,411
  Xerox Corp.                                        5,486,602            25,376
* Harrah's Entertainment, Inc.                         960,557            25,335
* Power-One, Inc.                                      641,563            25,221
* Inco Ltd.                                          1,495,399            25,063
  Sigma-Aldrich Corp.                                  634,907            24,960
  Wendy's International, Inc.                          935,196            24,549
  Adolph Coors Co. Class B                             302,869            24,324
  Westvaco Corp.                                       827,586            24,155
  Millipore Corp.                                      380,683            23,983
* Ceridian Corp.                                     1,195,306            23,831
* Avaya Inc.                                         2,287,778            23,593
  Newmont Mining Corp.                               1,382,601            23,591
* Allied Waste Industries, Inc.                      1,617,881            23,560
  Sunoco, Inc.                                         698,864            23,543
  J.C. Penney Co., Inc.                              2,156,021            23,447
* Cabletron Systems, Inc.                            1,515,251            22,823
  Darden Restaurants Inc.                              981,482            22,451
* US Airways Group, Inc.                               551,583            22,374
  Winn-Dixie Stores, Inc.                            1,148,919            22,260
  The Stanley Works                                    706,867            22,045
* Niagara Mohawk Holdings Inc.                       1,319,078            22,012
  Temple-Inland Inc.                                   404,422            21,687
  Pall Corp.                                         1,012,366            21,576
  Engelhard Corp.                                    1,050,773            21,410
* Humana, Inc.                                       1,390,794            21,210
* Kmart Corp.                                        3,957,495            21,024
* Sealed Air Corp.                                     687,839            20,979
* Rowan Cos., Inc.                                     776,045            20,953
  Ashland, Inc.                                        575,355            20,649
* Fluor Corp.                                          622,239            20,573
  Maytag Corp.                                         632,478            20,437
* Quintiles Transnational Corp.                        948,727            19,864
* American Power
   Conversion Corp.                                  1,603,613            19,845
  Alberto-Culver Co. Class B                           458,495            19,629
  C.R. Bard, Inc.                                      418,221            19,473
  Circuit City Stores, Inc.                          1,689,215            19,426
  Nordstrom, Inc.                                    1,060,291            19,284
* Compuware Corp.                                    3,002,245            18,764
  Dana Corp.                                         1,217,042            18,636
  Centex Corp.                                         485,280            18,228
* FMC Corp.                                            250,629            17,967
  Liz Claiborne, Inc.                                  426,138            17,738
  Bausch & Lomb, Inc.                                  438,451            17,730
* Office Depot, Inc.                                 2,450,141            17,457
* Manor Care, Inc.                                     842,446            17,375
  Hercules, Inc.                                       884,599            16,863
  International Flavors &
   Fragrances, Inc.                                    805,132            16,354
  NICOR, Inc.                                          375,350            16,210
* Pactiv Corp.                                       1,301,347            16,104
  Raytheon Co. Class A                                 553,726            16,058
  Boise Cascade Corp.                                  471,405            15,851
  Great Lakes Chemical Corp.                           412,857            15,353

                                     -----

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE-
500 INDEX FUND                                          SHARES             (000)
--------------------------------------------------------------------------------
  SuperValu Inc.                                     1,089,492       $    15,117
  Deluxe Corp.                                         596,559            15,075
  Hasbro, Inc.                                       1,417,374            15,060
  Bemis Co., Inc.                                      437,572            14,686
* Andrew Corp.                                         667,437            14,517
  Crane Co.                                            496,518            14,120
  Pulte Corp.                                          333,272            14,060
* Novell, Inc.                                       2,677,859            13,975
  Snap-On Inc.                                         478,455            13,337
  Meredith Corp.                                       411,411            13,242
  USX-U.S. Steel Group                                 731,025            13,158
  Peoples Energy Corp.                                 290,906            13,018
  Cummins Engine Co., Inc.                             341,086            12,940
* Reebok International Ltd.                            469,128            12,826
  Autodesk, Inc.                                       474,818            12,790
* Navistar International Corp.                         488,409            12,790
  Visteon Corp.                                      1,078,169            12,399
* Sapient Corp.                                        997,554            11,908
  Kaufman & Broad Home Corp.                           353,408            11,905
  Brunswick Corp.                                      717,915            11,801
  ONEOK, Inc.                                          240,358            11,567
  Ball Corp.                                           232,452            10,707
  Allegheny Technologies Inc.                          661,338            10,499
* Consolidated Stores, Inc.                            916,674             9,740
  Tupperware Corp.                                     476,064             9,730
  Homestake Mining Co.                               2,169,712             9,086
  Dillard's Inc.                                       758,828             8,964
* Freeport-McMoRan Copper &
   Gold Inc. Class B                                 1,045,130             8,949
  Louisiana-Pacific Corp.                              858,426             8,692
  National Service Industries, Inc.                    335,618             8,621
* Adaptec, Inc.                                        814,990             8,354
  Ryder System, Inc.                                   491,369             8,169
  Potlatch Corp.                                       234,772             7,880
  Briggs & Stratton Corp.                              177,375             7,871
  Thomas & Betts Corp.                                 477,326             7,727
  The Timken Co.                                       493,489             7,464
  Longs Drug Stores, Inc.                              307,395             7,416
* Viacom Inc. Class A                                  143,386             6,739
  Cooper Tire & Rubber Co.                             596,713             6,340
  Worthington Industries, Inc.                         708,619             5,713
  McDermott International, Inc.                        496,744             5,340
  American Greetings Corp.
   Class A                                             527,200             4,975
* Freeport-McMoRan Copper &
   Gold, Inc. Class A                                  176,683             1,458
  Molex, Inc. Class A                                    4,051               103
  Alberto-Culver Co. Class A                             1,000                36
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $63,050,940)                                                  96,399,585
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE            MARKET
                                                        AMOUNT            VALUEO
                                                         (000)             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.1%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.54%, 1/11/2001                                $   10,000       $     9,985
(2) 6.54%, 1/25/2001                                    10,000             9,960
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  6.14%, 1/2/2001                                      117,482           117,482
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $137,421)                                                        137,427
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
  (COST $63,188,361)                                                  96,537,012
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets--Note B                                                     682,216
Liabilities                                                             (741,697)
                                                                     -----------
                                                                        (59,481)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $96,477,531
================================================================================

  -See Note A in Notes to Financial Statements.
  *Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Securities with an aggregate value of $19,945,000 have been segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
 AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
 Paid-in Capital--Note E                                             $63,530,724
 Overdistributed Net Investment Income                                   (52,246)
 Accumulated Net Realized Losses--Note E                                (348,985)
 Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                               33,348,651
  Futures Contracts                                                         (613)
--------------------------------------------------------------------------------
 NET ASSETS                                                          $96,477,531
================================================================================

 Investor Shares--Net Assets
 Applicable to 724,092,089 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $88,240,460
================================================================================
 NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                    $    121.86
================================================================================
 Admiral Shares--Net Assets
 Applicable to 67,591,616 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $ 8,237,071
================================================================================
 NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                     $    121.87
================================================================================

                                     -----

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.


-------------------------------------------------------------------------------
                                                                 500 INDEX FUND
                                                   YEAR ENDED DECEMBER 31, 2000
                                                                          (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                        $  1,180,175
  Interest                                                               12,004
  Security Lending                                                        3,946
-------------------------------------------------------------------------------
   Total Income                                                       1,196,125
-------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
   Investment Advisory Services                                             152
   Management and Administrative--Investor Shares                       169,079
   Management and Administrative--Admiral Shares                            963
   Marketing and Distribution--Investor Shares                           13,532
   Marketing and Distribution--Admiral Shares                                --
  Custodian Fees                                                            437
  Auditing Fees                                                              46
  Shareholders' Reports--Investor Shares                                  2,911
  Shareholders' Reports--Admiral Shares                                      --
  Trustees' Fees and Expenses                                               129
-------------------------------------------------------------------------------
   Total Expenses                                                       187,249
   Expenses Paid Indirectly--Note C                                        (163)
-------------------------------------------------------------------------------
   Net Expenses                                                         187,086
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 1,009,039
-------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                          1,215,108
  Futures Contracts                                                      (8,379)
-------------------------------------------------------------------------------
REALIZED NET GAIN                                                     1,206,729
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                             (11,793,344)
  Futures Contracts                                                      (3,827)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    (11,797,171)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (9,581,403)
===============================================================================

                                     -----

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. Distributions and Capital Share Transactions are shown separately for each class of shares.

----------------------------------------------------------------------------------------------------------
                                                                                     500 INDEX FUND
                                                                                 YEAR ENDED DECEMBER 31,
                                                                             -----------------------------
                                                                                 2000                1999
                                                                                (000)               (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                 $   1,009,039       $   1,004,335
  Realized Net Gain                                                         1,206,729           2,175,427
  Change in Unrealized Appreciation (Depreciation)                        (11,797,171)         14,142,327
----------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations         (9,581,403)         17,322,089
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
   Investor Shares                                                           (996,555)         (1,038,133)
   Admiral Shares                                                             (24,781)                 --
  Realized Capital Gain
   Investor Shares                                                                 --            (727,534)
   Admiral Shares                                                                  --                  --
----------------------------------------------------------------------------------------------------------
   Total Distributions                                                     (1,021,336)         (1,765,667)
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                                                   21,080,340          28,777,842
  Issued in Lieu of Cash Distributions                                        913,406           1,639,704
  Redeemed                                                                (28,006,636)        (15,550,168)
----------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)--Investor Shares                                (6,012,890)         14,867,378
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--ADMIRAL SHARES(1)
  Issued                                                                    8,492,434                  --
  Issued in Lieu of Cash Distributions                                         21,150                  --
  Redeemed                                                                    (72,750)                 --
----------------------------------------------------------------------------------------------------------
   Net Increase--Admiral Shares                                             8,440,834                  --
----------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                (8,174,795)         30,423,800
----------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                                       104,652,326          74,228,526
----------------------------------------------------------------------------------------------------------
  End of Year                                                           $  96,477,531       $ 104,652,326
==========================================================================================================

(1)See Note G in Notes to Financial Statements for the corresponding numbers of shares issued and redeemed.

                                     -----

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                500 INDEX FUND INVESTOR SHARES
                                                                                     YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     2000            1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $   135.33     $    113.95     $    90.07     $    69.17     $    57.60
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          1.29           1.370           1.33           1.31           1.28
  Net Realized and Unrealized Gain (Loss) on Investments       (13.46)         22.415          24.30          21.50          11.82
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (12.17)         23.785          25.63          22.81          13.10
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (1.30)         (1.410)         (1.33)         (1.32)         (1.28)
  Distributions from Realized Capital Gains                        --           (.995)          (.42)          (.59)          (.25)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (1.30)         (2.405)         (1.75)         (1.91)         (1.53)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $   121.86     $    135.33     $   113.95     $    90.07     $    69.17
===================================================================================================================================

TOTAL RETURN*                                                  -9.06%           21.07%         28.62%         33.19%         22.88%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                       $   88,240     $   104,652     $   74,229     $   49,358     $   30,332
  Ratio of Total Expenses to Average Net Assets                  0.18%           0.18%          0.18%          0.19%          0.20%
  Ratio of Net Investment Income to Average Net Assets           0.98%           1.13%          1.35%          1.66%          2.04%
  Portfolio Turnover Rate**                                         9%              6%             6%             5%             5%
===================================================================================================================================

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Portfolio turnover rates excluding in-kind redemptions were 7%, 3%, 3%, 3%, and 2%, respectively.

                                     -----

--------------------------------------------------------------------------------
                                                 500 INDEX FUND ADMIRAL SHARES
                                                               NOVEMBER 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                DECEMBER 31, 2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $124.88
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                   .179
  Net Realized and Unrealized Gain (Loss) on Investments                (2.808)
--------------------------------------------------------------------------------
   Total from Investment Operations                                     (2.629)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                   (.381)
  Distributions from Realized Capital Gains                                 --
--------------------------------------------------------------------------------
   Total Distributions                                                   (.381)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $121.87
================================================================================

TOTAL RETURN                                                            -2.10%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                  $8,237
  Ratio of Total Expenses to Average Net Assets                           0.12%+
  Ratio of Net Investment Income to Average Net Assets                    1.03%+
  Portfolio Turnover Rate**                                                  9%
================================================================================

 *Inception.
**The portfolio turnover rate excluding in-kind redemptions was 7%.
 +Annualized.

                                     -----

NOTES TO FINANCIAL STATEMENTS

Vanguard 500 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

         2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

         6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

                                     -----

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2000, the fund had contributed capital of $18,660,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 18.7% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in its non-interest-bearing custody account. For the year ended December 31, 2000, custodian fee offset arrangements reduced expenses by $163,000.

D. The fund offers two classes of shares, Investor Shares and Admiral Shares. Admiral Shares were first issued on November 13, 2000. Admiral Shares are designed for investors that meet certain administrative, servicing, and tenure criteria and have a minimum investment of $50,000. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the year ended December 31, 2000, the fund purchased $11,875,089,000 of investment securities and sold $9,441,289,000 of investment securities other than temporary cash investments.

         During the year ended December 31, 2000, the fund realized $1,491,517,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchange fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

         At December 31, 2000, the fund had available a capital loss carryforward of $345,985,000 to offset future net capital gains through December 31, 2008.

F. At December 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $33,348,651,000, consisting of unrealized gains of $39,508,021,000 on securities that had risen in value since their purchase and $6,159,370,000 in unrealized losses on securities that had fallen in value since their purchase.

         At December 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2001, and the related unrealized depreciation were:

-----------------------------------------------------------------------------
                                                             (000)
                                              -------------------------------
                                                 AGGREGATE
                                 NUMBER OF      SETTLEMENT        UNREALIZED
FUTURES CONTRACTS           LONG CONTRACTS           VALUE      DEPRECIATION
-----------------------------------------------------------------------------
S&P 500 Index                          312        $104,130             $(613)
-----------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

                                     -----

G.       Shares issued and redeemed for each class of shares were:


-------------------------------------------------------------------------------------
                                                    SHARES (000)
                                -----------------------------------------------------
                                                                       NET INCREASE
                                              ISSUED IN                  (DECREASE)
                                           LIEU OF CASH                   IN SHARES
YEAR/SHARE CLASS                 ISSUED   DISTRIBUTIONS     REDEEMED    OUTSTANDING
-------------------------------------------------------------------------------------
2000
  Investor Shares               160,587           6,963    (216,760)        (49,210)
  Admiral Shares                 68,010             175        (593)         67,592
-------------------------------------------------------------------------------------
1999
  Investor Shares               235,513          13,117    (126,726)        121,904
  Admiral Shares                     --              --         --               --
-------------------------------------------------------------------------------------

                                     -----

 REPORT
    of Independent Accountants

To the Shareholders and Trustees of Vanguard U.S. Stock Index Funds

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard 500 Index Fund (a separate fund of Vanguard U.S. Stock Index Funds, hereafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 29, 2001


--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD 500 INDEX FUND

This information for the fiscal year ended December 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

         For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                                     -----
                                       24

THE PEOPLE
   Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

         Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

         Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

         The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DiSTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MacKINNON, Fixed Income Group.

F. WILLIAM McNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE

               Founder; Chairman and Chief Executive, 1974-1996.

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&PMidCap 400, and S&PSmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

[TEH VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q400 022001

                       VANGUARD(R) U.S. STOCK INDEX FUNDS
                        LARGE-CAPITALIZATION PORTFOLIOS

                        Annual Report--December 31, 2000



INCLUDED WITHIN THIS REPORT:

Vanguard Growth Index Fund

Vanguard Value Index Fund

Vanguard Total Stock Market
Index Fund

                                     [PHOTO]
                            [THE VANGUARD GROUP LOGO]

                             SOME LESSONS FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     - THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     - DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     - PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

- The large-capitalization Vanguard U.S. Stock Index Funds had total returns ranging from -22.2% to 6.1% in 2000.

-  Large-cap stocks lagged small- and mid-cap stocks, as well as bonds.

- Periodic downturns are natural for financial markets and should not prompt a long-term investor to alter a well- conceived investment program.

CONTENTS

 1  Letter from the Chairman

 8  Fund Profiles

11  Glossary of Investment Terms

12  Performance Summaries

18  Report on After-Tax Returns

19  Financial Statements

39  Report of Independent Accountants

LETTER
  from the Chairman


Fellow Shareholder,

The year 2000 was difficult, to say the least, for the large-capitalization VANGUARD U.S. STOCK INDEX FUNDS. While the Value Index Fund provided a respectable total return of 6.1%, the Growth Index Fund declined -22.2% and the Total Stock Market Index Fund returned -10.6%.

       Although the declines in the Growth and Total Stock Market Index Funds undoubtedly were painful, they should be viewed in light of the extraordinary performance that preceded them: The funds have generated average annual returns of 16.9% and 15.8%, respectively, since their inceptions in 1992, including the past year. The Value Index Fund has provided an average annual return of 17.0% since its 1992 inception.

2000 TOTAL RETURNS                 YEAR ENDED
                                  DECEMBER 31
---------------------------------------------
GROWTH INDEX FUND                    -22.2%
S&P 500/BARRA Growth Index           -22.1
---------------------------------------------
VALUE INDEX FUND                       6.1%
S&P 500/BARRA Value Index              6.1
---------------------------------------------
TOTAL STOCK MARKET INDEX FUND        -10.6%
Wilshire 5000 Index                  -11.0
---------------------------------------------

ADMIRAL SHARES*
---------------------------------------------
Growth Index Fund                     -7.6%
Value Index Fund                       3.1
Total Stock Market Index Fund         -2.6
---------------------------------------------

INSTITUTIONAL SHARES
---------------------------------------------
Growth Index Fund                    -22.1%
Value Index Fund                       6.2
Total Stock Market Index Fund        -10.5
---------------------------------------------

*Returns since Admiral Shares' inception on November 13, 2000.

       As the table above shows, our funds' total returns (capital change plus reinvested dividends) closely tracked the results of their unmanaged target indexes in 2000. Also shown are the results of our Admiral Shares since their inception on November 13, 2000. Details on these lower-cost shares--for long-standing shareholders and individuals with substantial investments in the funds--appear toward the end of this letter. Finally, the table presents the returns for the funds' Institutional Shares, which are available for minimum investments of $10 million. Per-share figures for each fund, including net asset values, capital gains distributions, and income dividends by share class, are presented in the table on page 7.

       If you hold Vanguard U.S. Stock Index Fund shares in a taxable account, we call your attention to reviews of the funds' after-tax returns, beginning on page 18.

                                     -----

MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED DECEMBER 31, 2000

                                                 ONE      THREE     FIVE
                                                 YEAR     YEARS     YEARS
-------------------------------------------------------------------------------
STOCKS
   S&P 500 Index (Large-caps)                    -9.1%     12.3%     18.3%
   Russell 2000 Index (Small-caps)               -3.0       4.6      10.3
   Wilshire 5000 Index (Entire market)          -11.0      10.7      16.7
   MSCI EAFE Index (International)              -14.0       9.6       7.4
-------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index (Entire market)   11.6%      6.4%      6.5%
   Lehman 10 Year Municipal Bond Index           10.8       5.3       5.9
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                      6.0       5.2       5.2
-------------------------------------------------------------------------------
CPI
   Consumer Price Index                           3.4%      2.6%      2.5%
-------------------------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW

The year 2000 was in many ways the flip side of its predecessor. The pace of economic growth slowed instead of accelerating as the year progressed, the broad U.S. stock market fell instead of soaring, "dot-com" changed from a magic formula to near-poison for investors, value stocks outpaced their growth counterparts, and bonds--the downtrodden asset class of 1999--provided the best returns.

       Worries about potential Y2K computer failures disappeared before all the New Year's confetti had hit the ground. For stocks, the year started off looking a lot like 1999. In February, the U.S. economy reached its record-breaking ninth year of growth uninterrupted by a recession, and gross domestic product grew at an annual pace of 4.8% in the first quarter. In March, broad market indexes were pushed to all-time highs, fueled by the skyrocketing prices of growth stocks, particularly in the technology sector.

       Then came an abrupt reversal. The tech-dominated Nasdaq Composite Index fell -34% in the five weeks after its March high. And despite many interim rallies the Nasdaq returned -38.7% for the 12 months, having fallen -51% from its peak in March to the year-end.

       The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -11.0% for the year--its first negative return since 1994 and its worst calendar-year performance since 1974.

       Several factors were at work in the markets. High energy prices raised the specter of inflation and cut into profits for some industries. A stronger U.S. dollar diminished corporate profits from foreign operations. And the Federal Reserve Board's series of interest rate boosts--implemented from June 1999 through May 2000 to counter inflationary pressures--began to have their intended effect in slowing the pace of economic growth. Indeed, by year-end markets were expecting the Fed to reduce rates to keep the slowdown from turning into a recession. (The Fed acted on January 3, 2001, cutting short-term interest rates by 0.5%.)

       Investors worried that a slower economy, combined with the boom in capital investment in recent years, would result in significant overcapacity in many industries. Many believed that companies would find it hard--if not


                                     -----
impossible--to sustain their earnings growth. Indeed, by late 2000, hundreds of companies were reporting earnings that failed to meet expectations. Technology and telecommunications stocks, whose prices had reflected the highest levels of optimism, were the hardest hit.

       Amid such spectacular declines, the stock market also had its success stories. The big winners in 2000 were in health care, utilities (except for telecommunications firms), energy, and financial services. After five years as outcasts, many value stocks--those with relatively low prices in relation to earnings, book value, dividends, and other financial measures--far outperformed their growth counterparts and posted solid positive returns. The value stocks within the Standard & Poor's 500 Index returned 6.1% for the year, while the growth stocks within the index fell -22.1%. When results are sorted by market capitalization, mid-cap stocks did the best overall (the S&P MidCap 400 Index gained 17.5%), followed by small-cap stocks.

       By certain measures, 2000 was a better year for stocks than 1999: Almost 47% of the stocks in the Russell 3000 Index--the 3,000 largest U.S. stocks--had positive returns, compared with about 45% in 1999. However, like the S&P 500, most market indexes are weighted according to market capitalization, so sharp declines of a number of very large stocks had a much bigger influence on the index than did the gains of smaller stocks. In 1999, the oversized gains for some of those same large stocks pushed the indexes higher.

       Bonds generally enjoyed a banner 2000. Many high-quality, long-duration issues posted double-digit returns, as investors sought a haven from stock market volatility. A shrinking supply of U.S. Treasury securities also helped bond prices. Bond yields move in the opposite direction from prices. The yield of the 30-year Treasury bond fell 102 basis points (1.02 percentage points) during the year to 5.46% by December 31; the 10-year Treasury yield fell 133 basis points to 5.11%.

--------------------------------------------------------------------------------
BONDS GENERALLY ENJOYED A BANNER YEAR AS INVESTORS SOUGHT REFUGE FROM VOLATILE STOCKS.
--------------------------------------------------------------------------------

2000 PERFORMANCE OVERVIEW

In 2000, each of the large-cap Vanguard U.S. Stock Index Funds once again met its investment objective by closely tracking its target index. We recognize that this achievement may be of little solace to shareholders in the Growth and Total Stock Market Index Funds. However, periods of falling prices are a normal part of investing, and should be expected from time to time.

       Those relatively new to investing could be forgiven for their surprise at the downturn in stocks. After all, from the start of the record-setting bull market in August 1982, the large-cap-dominated S&P 500 Index had produced a negative total return in only one year (1990), and that was a dip of only -3.1%. But as the


                                     -----
graph below shows, annual declines in the S&P 500 occurred with much greater frequency in earlier decades.

       Truly, the 1980s and 1990s were golden decades, and millions of investors had never seen their portfolios lose value over the course of a calendar year. That's why we were concerned a year ago that many investors may have thought that the stock market was more docile than it is. I wrote then: "It is prudent to recognize that financial markets will go through bad times as well as good times and to adopt realistic assumptions about future returns." We couldn't know then that the market was about to provide such a lesson. But if there is a silver lining in the events of 2000, it is that investors now have a better understanding of the ever-present risks of stock investing and of the benefits of diversification. Investors who keep a long-term perspective generally find it easier to ride out market turbulence, and we now turn to a long-term review of our funds.

2000 TOTAL RETURNS                                  YEAR ENDED
                                                   DECEMBER 31
                                        AVERAGE
U.S. STOCK              VANGUARD     COMPARABLE
INDEX FUND                  FUND          FUND*    DIFFERENCE
---------------------------------------------------------------
Growth                     -22.2%        -16.3%        -5.9%
Value                        6.1           1.3         +4.8
Total Stock Market         -10.6          -3.0         -7.6
---------------------------------------------------------------

*Figures for the average comparable funds are derived from data provided by Lipper Inc. The fund groups are: for the Growth Index Fund, large-cap growth funds; for the Value Index Fund, large-cap value funds; and for the Total Stock Market Index Fund, multi-cap core funds.

LONG-TERM PERFORMANCE OVERVIEW

The long-term records of the large-cap Vanguard U.S. Stock Index Funds are impressive. As the table on the facing page shows, the funds' average annual total returns since their inceptions in 1992 range from 15.8% to 17.0%. (The results of the funds' Institutional Shares since their more-recent inceptions appear in the Performance Summaries, beginning on page 12.) Of course, we have no influence over the absolute returns provided by large-cap stocks. But we can largely control the cost of our operations, and we have done so to the benefit of shareholders.

                    [S&P 500 INDEX TOTAL RETURNS BAR GRAPH]

S&P 500 INDEX TOTAL RETURNS                  DECEMBER 31, 1949-DECEMBER 31, 2000

--------------------------------------------------------------------------------
Year  Return    Year  Return    Year  Return    Year  Return    Year  Return
--------------------------------------------------------------------------------
1950   31.46%   1960    0.45%   1970    3.89%   1980   32.45%   1990  -3.10 %
1951   23.97    1961   26.88    1971   14.22    1981   -4.88    1991  30.47
1952   18.16    1962   -8.66    1972   18.96    1982   21.50    1992   7.62
1953   -0.94    1963   22.76    1973  -14.67    1983   22.46    1993  10.08
1954   52.27    1964   16.43    1974  -26.31    1984    6.27    1994   1.32
1955   31.41    1965   12.46    1975   37.14    1985   31.75    1995  37.58
1956    6.48    1966 - 10.02    1976   23.81    1986   18.68    1996  22.96
1957  -10.72    1967   23.89    1977   -7.19    1987    5.26    1997  33.36
1958   43.15    1968   11.04    1978    6.52    1988   16.61    1998  28.58
1959   11.95    1969   -8.40    1979   18.45    1989   31.69    1999  21.04
                                                                2000  -9.10
--------------------------------------------------------------------------------

Note: Shading indicates periods of negative returns. Source: The Vanguard Group.


                                     -----

       The Growth and Value Index Funds had expense ratios in 2000 of 0.22%, or $2.20 per $1,000 in assets. The Total Stock Market Index Fund had an expense ratio of just 0.20% ($2.00 per $1,000 in assets). Our average peers charged between 1.28% and 1.41%, according to Lipper Inc. That's roughly six to seven times as much. Economies of scale mean even lower costs for our Institutional Shares, which had expense ratios of 0.10% or 0.12% in 2000.

TOTAL RETURNS                                  SINCE INCEPTION THROUGH
                                                    DECEMBER 31, 2000*

                                        AVERAGE         FINAL VALUE OF
                                         ANNUAL              A $10,000
                                         RETURN     INITIAL INVESTMENT
-----------------------------------------------------------------------
GROWTH INDEX FUND                          16.9%               $35,765
Average Large-Cap Growth Fund              17.1                 36,296
S&P 500/BARRA Growth Index                 17.0                 36,037
-----------------------------------------------------------------------
VALUE INDEX FUND                           17.0%               $36,117
Average Large-Cap Value Fund               15.4                 32,180
S&P 500/BARRA Value Index                  17.2                 36,441
-----------------------------------------------------------------------
TOTAL STOCK MARKET INDEX FUND              15.8%               $35,805
Average Multi-Cap Core Fund                15.0                 33,723
Wilshire 5000 Index                        16.0                 36,275
-----------------------------------------------------------------------

*For Growth and Value Index Funds, inception is November 2, 1992; for the Total
 Stock Market Index Fund, inception is April 27, 1992.

       Our funds' records stack up well versus those of their average peers over the last eight-plus years. Our Value and Total Stock Market Index Funds have achieved solid margins of superiority over the average returns for their competitive categories. Because our Growth Index Fund lagged significantly in 2000, its lifetime average return is now a bit behind that of its peer group.

       Over long periods, we fully expect our index funds to outperform the majority of their peers. Our confidence stems from the simple fact that our funds and their competitors are "fishing in the same pond" of securities and will, in the aggregate, earn very similar "gross" (before expenses) returns from the market in which they invest. The index fund's advantage is simple mathematics: It loses considerably less of the market return to operating and transaction costs than does its average competitor. This cost advantage gives the index fund a head start, year after year, over the average competing fund.

       Over time, compounding magnifies the impact of even seemingly modest differences in returns. For example, a $10,000 investment in the Value Index Fund at its inception would have grown--assuming the reinvestment of all income and capital gains distributions--to more than $36,100, about $4,000 more than would have resulted from the same investment in the average large-cap value fund.


A WORD ABOUT ADMIRAL SHARES

In November, Vanguard introduced Admiral Shares, an innovative program to recognize the cost savings that long-tenured and large accounts bring to the administration of mutual funds. Admiral Shares return these savings to the investors who create them.

                                     -----

       All Vanguard shareholders are proportional owners of their funds' assets--the underlying stocks in which the funds invest. But Admiral shareholders benefit from even lower expense ratios--0.17%, or $1.70 per $1,000 in assets, for the Growth and Value Index Funds, and just 0.15% for the Total Stock Market Index Fund. We were able to launch Admiral Shares without an increase in the expense ratios for Investor Shares of the Growth, Value, or Total Stock Market Index Funds.

       Admiral Shares are available to the owners of both nonretirement and IRA accounts that meet one of the following criteria:

       - The fund account was established at least ten years ago and has a balance of $50,000 or more, and the shareholder is registered for online account access at our website, VANGUARD.COM.

       - The fund account was established at least three years ago and has a balance of $150,000 or more, and the shareholder is registered for online account access at Vanguard.com.

       - There is a balance of $250,000 or more in the fund account.

IN CLOSING

An investment of any size in one of the Vanguard U.S. Stock Index Funds reflects trust, and we thank all of our shareholders for putting their hard-earned assets under our care. We will continue striving to deliver the promise of stock index funds: providing as much of the return of the market--or market segment--as possible.

       Truly 2000 was a year that highlighted the value of diversification and balance. It also reinforced the existence of investment risk. Risk is like a reef: It's not always evident, but it's always present. And like a reef, risk is particularly dangerous to those who let smooth sailing diminish their respect for it.

       We believe a balanced portfolio that takes into account the inevitable risks of investing is the best way to reap the long-term rewards of the financial markets. Such a portfolio contains stock funds, bond funds, and short-term investments. Once your investment plan is in place, we recommend that you stick with it.

Sincerely,

/s/ JOHN J. BRENNAN                                                      [PHOTO]
                                                                 JOHN J. BRENNAN
                                                                    Chairman and
January 17, 2001                                         Chief Executive Officer


                                     -----

----------------------------------------------------------------------------
FUND STATISTICS
                                                           YEAR ENDED
                                                       DECEMBER 31, 2000
                                                  --------------------------
                         NET ASSET VALUE                           DIVIDENDS
                            PER SHARE             DISTRIBUTIONS    PER SHARE
                    --------------------------         FROM NET     FROM NET
U.S. STOCK          DECEMBER 31,  DECEMBER 31,         REALIZED   INVESTMENT
INDEX FUND                 1999*          2000    CAPITAL GAINS       INCOME
----------------------------------------------------------------------------
Growth                    $39.43        $30.57               --       $0.125
Value                      22.89         22.87           $0.980        0.358
Total Stock Market         33.22         29.26            0.140        0.336
----------------------------------------------------------------------------

ADMIRAL SHARES
----------------------------------------------------------------------------
Growth                    $33.12        $30.57               --       $0.038
Value                      22.86         22.87           $0.570        0.100
Total Stock Market         30.22         29.26            0.080        0.099
----------------------------------------------------------------------------

INSTITUTIONAL SHARES
----------------------------------------------------------------------------
Growth                    $39.44        $30.57               --       $0.165
Value                      22.89         22.87           $0.980        0.380
Total Stock Market         33.22         29.27            0.140        0.366
----------------------------------------------------------------------------

*For Admiral Shares, as of inception (November 13, 2000).


                                     -----

FUND PROFILE                                             AS OF DECEMBER 31, 2000
  for Growth Index Fund


This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both its unmanaged target index and a broad market index. Key terms are defined on page 11.

-------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                   TARGET       WILSHIRE
                                        FUND       INDEX*           5000
-------------------------------------------------------------------------
 Number of Stocks                        122          122          6,638
 Median Market Cap                   $145.0B      $145.0B         $40.0B
 Price/Earnings Ratio                  40.7x        40.7x          27.4x
 Price/Book Ratio                      10.7x        10.7x           4.2x
 Yield                                  0.4%         0.9%           1.2%
 Yield--Admiral Shares                  0.5%         0.9%           1.2%
 Yield--Institutional Shares            0.5%         0.9%           1.2%
 Return on Equity                      29.5%        29.5%          22.5%
 Earnings Growth Rate                  21.5%        21.5%          15.8%
 Foreign Holdings                       0.0%         0.0%           0.0%
 Turnover Rate                           33%           --             --
 Expense Ratio                         0.22%           --             --
 Expense Ratio--
  Admiral Shares                     0.17%**           --             --
 Expense Ratio--
  Institutional Shares                 0.12%           --             --
 Cash Investments                       0.0%           --             --
-------------------------------------------------------------------------

---------------------------------------------------------
 VOLATILITY MEASURES

                        TARGET                  WILSHIRE
                FUND    INDEX*          FUND        5000
---------------------------------------------------------
 R-Squared      1.00      1.00          0.86        1.00
 Beta           1.00      1.00          1.05        1.00
---------------------------------------------------------

-------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% OF COMMON STOCKS)

                                                   TARGET       WILSHIRE
                                       FUND        INDEX*           5000
-------------------------------------------------------------------------
 Auto & Transportation                  0.3%          0.3%           1.8%
 Consumer Discretionary                12.5          12.4           12.2
 Consumer Staples                      10.5          10.6            6.1
 Financial Services                     9.9          10.0           19.1
 Health Care                           26.3          26.4           14.1
 Integrated Oils                        0.0           0.0            3.4
 Other Energy                           0.0           0.0            2.9
 Materials & Processing                 0.2           0.2            2.8
 Producer Durables                      0.2           0.2            3.4
 Technology                            30.7          30.7           20.3
 Utilities                              1.1           1.1            8.6
 Other                                  8.3           8.1            5.3
-------------------------------------------------------------------------

 *S&P 500/BARRA Growth Index.
**Annualized.

--------------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)
--------------------------------------------
 General Electric Co.                   8.3%
  (conglomerate)

 Pfizer, Inc.                           5.1
  (pharmaceuticals)

 Cisco Systems, Inc.                    4.8
  (computer networks)

 Wal-Mart Stores, Inc.                  4.1
  (retail)

 Microsoft Corp.                        4.0
  (software)

 American International Group, Inc.     4.0
  (insurance)

 Merck & Co., Inc.                      3.8
  (pharmaceuticals)

 Intel Corp.                            3.5
  (computer hardware)

 Oracle Corp.                           2.8
  (software)

 The Coca-Cola Co.                      2.6
  (beverage)
--------------------------------------------
 Top Ten                               43.0%
--------------------------------------------

 INVESTMENT FOCUS
--------------------------------------------
STYLE                  Growth
MARKET CAP             Large



                                     -----
                                       8

FUND PROFILE                                             AS OF DECEMBER 31, 2000
  for Value Index Fund


This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both its unmanaged target index and a broad market index. Key terms are defined on page 11.

---------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                            TARGET     WILSHIRE
                                  FUND      INDEX*         5000
---------------------------------------------------------------
 Number of Stocks                  384         380        6,638
 Median Market Cap              $36.8B      $36.8B       $40.0B
 Price/Earnings Ratio            19.4x       19.4x        27.4x
 Price/Book Ratio                 3.1x        3.1x         4.2x
 Yield                            1.5%        2.1%         1.2%
 Yield--Admiral Shares            1.5%        2.1%         1.2%
 Yield--Institutional Shares      1.6%        2.1%         1.2%
 Return on Equity                18.4%       18.4%        22.5%
 Earnings Growth Rate             9.8%        9.8%        15.8%
 Foreign Holdings                 2.8%        0.0%         0.0%
 Turnover Rate                     37%          --           --
 Expense Ratio                   0.22%          --           --
 Expense Ratio--
   Admiral Shares              0.17%**          --           --
 Expense Ratio--
   Institutional Shares          0.12%          --           --
 Cash Investments                 0.0%          --           --
---------------------------------------------------------------

---------------------------------------------------------------
VOLATILITY MEASURES
                                 TARGET                WILSHIRE
                      FUND       INDEX*       FUND         5000
---------------------------------------------------------------
 R-Squared            1.00         1.00       0.65         1.00
 Beta                 1.00         1.00       0.77         1.00
---------------------------------------------------------------

---------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)
                                            TARGET     WILSHIRE
                                FUND        INDEX*         5000
---------------------------------------------------------------
 Auto & Transportation           3.0%         3.0%         1.8%
 Consumer Discretionary          9.1          9.1         12.2
 Consumer Staples                4.1          4.1          6.1
 Financial Services             26.4         26.4         19.1
 Health Care                     2.2          2.2         14.1
 Integrated Oils                10.2         10.2          3.4
 Other Energy                    4.8          4.8          2.9
 Materials & Processing          4.8          6.4          2.8
 Producer Durables               5.5          5.5          3.4
 Technology                     10.2         10.3         20.3
 Utilities                      15.6         15.6          8.6
 Other                           4.1          2.4          5.3
---------------------------------------------------------------

 *S&P 500/BARRA Value Index.
**Annualized.

-----------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)
-----------------------------------------
 Exxon Mobil Corp.                   5.0%
   (oil)

 Citigroup, Inc.                     4.3
   (financial services)

 SBC Communications Inc.             2.7
   (telecommunications)

 Verizon Communications              2.3
   (telecommunications)

 Royal Dutch Petroleum Co. ADR       2.2
   (energy)

 Nortel Networks Corp.               1.6
   (telecommunications)

 Philip Morris Cos., Inc.            1.6
   (tobacco)

 Tyco International Ltd.             1.6
   (diversified services)

 Wells Fargo Co.                     1.6
   (banks)

 Morgan Stanley Dean Witter & Co.    1.5
   (financial services)
-----------------------------------------
 Top Ten                            24.4%
-----------------------------------------

INVESTMENT FOCUS
-----------------------------------------
STYLE                   Value
MARKET CAP              Large



                                   [COMPUTER GRAPHIC]          VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.


                                     -----
                                       9

FUND PROFILE                                             AS OF DECEMBER 31, 2000
  for Total Stock Market Index Fund


This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index. Key terms are defined on page 11.

---------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       WILSHIRE
                                             FUND          5000
---------------------------------------------------------------
 Number of Stocks                           3,394         6,638
 Median Market Cap                         $40.0B        $40.0B
 Price/Earnings Ratio                       27.4x         27.4x
 Price/Book Ratio                            4.2x          4.2x
 Yield                                       1.1%          1.2%
 Yield--Admiral Shares                       1.2%          1.2%
 Yield--Institutional Shares                 1.2%          1.2%
 Return on Equity                           22.5%         22.5%
 Earnings Growth Rate                       15.8%         15.8%
 Foreign Holdings                            0.1%          0.0%
 Turnover Rate                                 7%            --
 Expense Ratio                              0.20%            --
 Expense Ratio--
   Admiral Shares                          0.15%*            --
 Expense Ratio--
   Institutional Shares                     0.10%            --
 Cash Investments                            0.2%            --
---------------------------------------------------------------

---------------------------------------------------------------
VOLATILITY MEASURES
                                                       WILSHIRE
                                              FUND         5000
---------------------------------------------------------------
 R-Squared                                    1.00         1.00
 Beta                                         1.00         1.00
---------------------------------------------------------------

---------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)
                                                      WILSHIRE
                                            FUND          5000
---------------------------------------------------------------
 Auto & Transportation                       1.8%          1.8%
 Consumer Discretionary                     12.2          12.2
 Consumer Staples                            6.1           6.1
 Financial Services                         19.1          19.1
 Health Care                                14.1          14.1
 Integrated Oils                             3.4           3.4
 Other Energy                                2.9           2.9
 Materials & Processing                      2.8           2.8
 Producer Durables                           3.4           3.4
 Technology                                 20.3          20.3
 Utilities                                   8.6           8.6
 Other                                       5.3           5.3
---------------------------------------------------------------

TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)
-----------------------------------------
 General Electric Co.                3.2%
 (conglomerate)

 Exxon Mobil Corp.                   2.0
   (oil)

 Pfizer, Inc.                        2.0
   (pharmaceuticals)

 Cisco Systems, Inc.                 1.9
   (computer networks)

 Citigroup, Inc.                     1.7
   (financial services)

 Wal-Mart Stores, Inc.               1.6
   (retail)

 Microsoft Corp.                     1.6
   (software)

 American International Group, Inc.  1.5
   (insurance)

 Merck & Co., Inc.                   1.5
   (pharmaceuticals)

 Intel Corp.                         1.4
   (computer hardware)
-----------------------------------------
 Top Ten                            18.4%
-----------------------------------------

INVESTMENT FOCUS
-----------------------------------------
STYLE                   Blend
MARKET CAP              Large


                                      [COMPUTER GRAPHIC]      VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

                                     ------
                                       10

GLOSSARY
  of Investment Terms


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

--------------------------------------------------------------------------------

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.


                                     ------
                                       11

PERFORMANCE SUMMARY
  for Growth Index Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                                  [BAR GRAPH]

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  NOVEMBER 2, 1992-DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                   GROWTH                         S&P 500/BARRA
FISCAL                              INDEX                                GROWTH
YEAR                                 FUND                                 INDEX
--------------------------------------------------------------------------------
1992                                  3.2                                   3.5
1993                                  1.5                                   1.7
1994                                  2.9                                   3.1
1995                                 38.1                                  38.1
1996                                 23.7                                  24.-
1997                                 36.3                                  36.5
1998                                 42.2                                  42.2
1999                                 28.8                                  28.2
2000                                -22.2                                 -22.1
--------------------------------------------------------------------------------

 See Financial Highlights table on page 30 for dividend and capital gains information for the past five years.

                            [PERFORMANCE LINE GRAPH]

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                        NOVEMBER 2, 1992-DECEMBER 31, 2000

                                 Avg. Large-Cap       S&P 500          Wilshire
          Growth Index Fund*     Growth Fund**   BARRA Growth Index   5000 Index
11/3/96    $    10,000           $  10,000          $ 10,000          $  10,000
1992 12         10,319              10,384            10,348             10,432
1993 03         10,257              10,502            10,297             10,876
1993 06         10,043              10,563            10,084             10,958
1993 09         10,030              11,112            10,080             11,402
1993 12         10,466              11,347            10,521             11,609
1994 03          9,999              10,924            10,067             11,176
1994 06          9,986              10,599            10,058             11,089
1994 09         10,701              11,237            10,776             11,691
1994 12         10,763              11,099            10,850             11,602
1995 03         11,809              11,934            11,916             12,649
1995 06         13,029              13,295            13,148             13,830
1995 09         14,064              14,474            14,191             15,094
1995 12         14,859              14,735            14,988             15,830
1996 03         15,496              15,530            15,637             16,720
1996 06         16,557              16,315            16,732             17,456
1996 09         17,138              16,936            17,322             17,950
1996 12         18,387              17,761            18,580             19,188
1997 03         19,037              17,644            19,244             19,312
1997 06         22,888              20,839            23,147             22,574
1997 09         24,222              22,791            24,506             24,776
1997 12         25,069              22,733            25,367             25,192
1998 03         29,131              26,148            29,492             28,533
1998 06         30,825              27,605            31,219             29,089
1998 09         28,601              24,641            28,958             25,590
1998 12         35,649              31,384            36,061             31,095
1999 03         38,111              34,055            38,543             32,268
1999 06         39,597              35,213            40,020             34,787
1999 09         38,202              33,970            38,622             32,486
1999 12         45,902              43,339            46,247             38,421
2000 03         47,751              47,024            48,148             39,887
2000 06         47,077              44,492            47,442             38,099
2000 09         42,959              44,274            43,273             38,162
2000 12         35,765              36,296            36,037             34,479

                                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                                    PERIODS ENDED  DECEMBER 31,
                                                                              2000
                                                                 -------------------------------     FINAL VALUE
                                                                                          SINCE     OF A $10,000
                                                                 1 YEAR     5 YEARS   INCEPTION       INVESTMENT
----------------------------------------------------------------------------------------------------------------
        Growth Index Fund*                                      -22.21%      19.17%      16.90%          $35,765
        Average Large-Cap Growth Fund**                         -16.25       19.76       17.11            36,296
        S&P 500/BARRA Growth Index                              -22.08       19.18       17.01            36,037
        Wilshire 5000 Index                                     -10.99       16.66       16.38            34,479
----------------------------------------------------------------------------------------------------------------

  *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
 **Derived from data provided by Lipper Inc.



                                     ------
                                       12

 PERFORMANCE SUMMARY
   for Growth Index Fund Institutional Shares


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                         [INVESTMENT RETURNS BAR GRAPH]

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      MAY 14, 1998-DECEMBER 31, 2000

--------------------------------------------------------------------------------
FISCAL                           GROWTH INDEX                      S&P 500/BARRA
YEAR                           FUND INSTITUTION                     GROWTH INDEX
--------------------------------------------------------------------------------
1998                                  20.8%                                20.6%
1999                                  28.9                                 28.2
2000                                 -22.1                                -22.1
--------------------------------------------------------------------------------

 See Financial Highlights table on page 31 for dividend and capital gains information since inception.

                            [PERFORMANCE LINE GRAPH]

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                            MAY 14, 1998-DECEMBER 31, 2000

                    Growth         Average                         Wilshire 5000
                  Index Fund      Large-Cap      S&P 500/BARRA        Total
                 Institutional     Growth           Growth            Market
                    Shares          Fund             Index            Index
5/15/2002         $10,000,000      $10,000,000       $10,000,000    $10,000,000
1998 06            10,441,710       10,375,761        10,440,916     10,088,807
1998 09             9,690,504        9,262,621         9,684,660      8,875,239
1998 12            12,078,723       11,775,298        12,060,212     10,784,614
1999 03            12,915,011       12,775,021        12,890,201     11,191,579
1999 06            13,425,372       13,251,525        13,384,152     12,065,133
1999 09            12,952,276       12,769,449        12,916,775     11,267,173
1999 12            15,570,548       16,260,509        15,466,848     13,325,377
2000 03            16,197,627       17,639,749        16,102,574     13,834,004
2000 06            15,972,399       16,743,301        15,866,288     13,213,711
2000 09            14,579,679       16,642,422        14,472,252     13,235,519
2000 12            12,122,518       13,618,177        12,051,973     11,861,294

                                                                 AVERAGE ANNUAL TOTAL RETURNS     FINAL VALUE OF
                                                                PERIODS ENDED DECEMBER 31, 2000    A $10,000,000
                                                                ------------------------------------------------

                                                                 1 YEAR       SINCE INCEPTION         INVESTMENT
----------------------------------------------------------------------------------------------------------------
        Growth Index Fund Institutional Shares                  -22.14%                 7.58%        $12,122,518
        Average Large-Cap Growth Fund*                          -16.25                 12.44          13,618,177
        S&P 500/BARRA Growth Index                              -22.08                  7.35          12,051,973
        Wilshire 5000 Index                                     -10.99                  6.70          11,861,294
----------------------------------------------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.


                                     ------
                                       13

PERFORMANCE SUMMARY
   for Value Index Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                         [INVESTMENT RETURNS BAR GRAPH]

-----------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)               NOVEMBER 2, 1992-DECEMBER 31, 2000

Fiscal                         Value Index                     S&P 500/ BARRA
Year                                  Fund                        Value Index
1992                                   3.7%                              3.8%
1993                                  18.3                              18.6
1994                                  -0.7                              -0.6
1995                                  36.9                                37
1996                                  21.9                                22
1997                                  29.8                                30
1998                                  14.6                              14.7
1999                                  12.6                              12.7
2000                                   6.1                               6.1
-----------------------------------------------------------------------------

See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.

                            [PERFORMANCE LINE GRAPH]

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                        NOVEMBER 2, 1992-DECEMBER 31, 2000

             Value Index  Average Large-Cap       S&P 500/ BARRA   Wilshire 5000
                 Fund*       Value Fund**           Value Index        Index
11/3/96        $10,000         $10,000                 $10,000         $10,000
1992 12         10,370          10,333                  10,381          10,371
1993 03         11,317          10,860                  11,340          10,813
1993 06         11,632          10,952                  11,657          10,894
1993 09         12,224          11,356                  12,260          11,335
1993 12         12,273          11,622                  12,311          11,541
1994 03         11,866          11,210                  11,909          11,111
1994 06         11,981          11,218                  12,019          11,024
1994 09         12,280          11,673                  12,327          11,623
1994 12         12,183          11,595                  12,233          11,534
1995 03         13,357          12,565                  13,412          12,575
1995 06         14,514          13,631                  14,580          13,749
1995 09         15,679          14,604                  15,740          15,006
1995 12         16,683          15,421                  16,759          15,738
1996 03         17,740          16,227                  17,830          16,622
1996 06         18,108          16,761                  18,195          17,354
1996 09         18,571          17,252                  18,676          17,845
1996 12         20,330          18,690                  20,445          19,076
1997 03         20,671          19,013                  20,805          19,199
1997 06         23,662          21,860                  23,816          22,442
1997 09         25,819          23,561                  25,999          24,631
1997 12         26,382          23,955                  26,575          25,045
1998 03         29,420          26,728                  29,646          28,366
1998 06         29,575          26,918                  29,799          28,919
1998 09         25,741          24,094                  25,951          25,440
1998 12         30,245          28,554                  30,475          30,913
1999 03         31,087          29,276                  31,343          32,080
1999 06         34,430          31,602                  34,728          34,584
1999 09         31,248          29,076                  31,524          32,296
1999 12         34,047          31,760                  34,352          38,196
2000 03         34,104          32,019                  34,433          39,654
2000 06         32,643          31,308                  32,953          37,876
2000 09         35,515          32,158                  35,858          37,938
2000 12         36,117          32,180                  36,441          33,999


                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED DECEMBER 31, 2000
                                                -------------------------------         FINAL VALUE
                                                                              SINCE    OF A $10,000
                                              1 YEAR         5 YEARS      INCEPTION      INVESTMENT
---------------------------------------------------------------------------------------------------
Value Index Fund*                              6.08%          16.70%          17.04%        $36,117
Average Large-Cap Value Fund**                 1.32           15.85           15.40          32,180
S&P 500/BARRA Value Index                      6.08           16.81           17.17          36,441
Wilshire 5000 Index                          -10.99           16.66           16.38          34,479
---------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.



                                     -----
                                       14

PERFORMANCE SUMMARY
   for Value Index Fund Institutional Shares


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                         [INVESTMENT RETURNS BAR GRAPH]

---------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 JULY 2, 1998-DECEMBER 31, 2000

Fiscal                            Value Index                S&P 500/ BARRA
Year                Fund Institutional Shares                   Value Index
1998                                     20.8                          20.6
1999                                     28.9                          28.2
2000                                    -22.1                         -22.1
---------------------------------------------------------------------------

See Financial Highlights table on page 33 for dividend and capital gains information since inception.


                            [PERFORMANCE LINE GRAPH]

----------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                    JULY 2, 1998-DECEMBER 31, 2000

                 Growth Index Fund    Average Large-Cap   S&P 500/ BARRA   Wilshire 5000
               InstitutionaL Shares      Value Fund*        Value Index        Index
5/15/2002            $10,000,000         $10,000,000         $10,000,000   $10,000,000
1998 06               10,441,710          10,375,761          10,440,916    10,088,807
1998 09                9,690,504           9,262,621           9,684,660     8,875,239
1998 12               12,078,723          11,775,298          12,060,212    10,784,614
1999 03               12,915,011          12,775,021          12,890,201    11,191,579
1999 06               13,425,372          13,251,525          13,384,152    12,065,133
1999 09               12,952,276          12,769,449          12,916,775    11,267,173
1999 12               15,570,548          16,260,509          15,466,848    13,325,377
2000 03               16,197,627          17,639,749          16,102,574    13,834,004
2000 06               15,972,399          16,743,301          15,866,288    13,213,711
2000 09               14,579,679          16,642,422          14,472,252    13,235,519
2000 12               12,122,518          13,618,177          12,051,973    11,861,294


                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2000  FINAL VALUE OF
                                                 -------------------------------   A $10,000,000
                                                   1 YEAR     SINCE INCEPTION         INVESTMENT
------------------------------------------------------------------------------------------------
Value Index Fund Institutional Shares               6.19%               7.74%        $12,047,377
Average Large-Cap Value Fund*                       1.32                6.39          11,675,217
S&P 500/BARRA Value Index                           6.08                7.69          12,033,648
Wilshire 5000 Index                               -10.99                6.01          11,569,877
------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.



                                     -----
                                       15

PERFORMANCE SUMMARY
   for Total Stock Market Index Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                         [INVESTMENT RETURNS BAR GRAPH]

-----------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 APRIL 27, 1992-DECEMBER 31, 2000

Fiscal                           Total Stock                    Wilshire 5000
Year                            Market Index                            Index
1992                                    10.4                             10.7
1993                                    10.6                             11.3
1994                                    -0.2                             -0.1
1995                                    35.8                             36.4
1996                                      21                             21.2
1997                                      31                             31.3
1998                                    23.3                             23.4
1999                                    23.8                             23.6
2000                                   -10.6                              -11
-----------------------------------------------------------------------------

See Financial Highlights table on page 33 for dividend and capital gains information for the past five years.


                            [PERFORMANCE LINE GRAPH]

-------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                               APRIL 27, 1992-DECEMBER 31, 2000

                          Total Stock           Average Multi-Cap       Wilshire 5000
                        Market Index Fund*          Core Fund **            Index
4/28/96                       $10,000                 $10,000               $10,000
1992 06                        10,010                   9,976                10,007
1992 09                        10,309                  10,259                10,314
1992 12                        11,041                  11,059                11,065
1993 03                        11,480                  11,405                11,536
1993 06                        11,563                  11,487                11,623
1993 09                        11,986                  11,908                12,093
1993 12                        12,214                  12,243                12,313
1994 03                        11,761                  11,880                11,854
1994 06                        11,655                  11,709                11,762
1994 09                        12,310                  12,221                12,401
1994 12                        12,193                  12,048                12,306
1995 03                        13,309                  12,997                13,417
1995 06                        14,538                  14,148                14,669
1995 09                        15,837                  15,187                16,010
1995 12                        16,557                  15,797                16,791
1996 03                        17,470                  16,736                17,734
1996 06                        18,212                  17,425                18,516
1996 09                        18,723                  17,947                19,040
1996 12                        20,027                  19,081                20,353
1997 03                        20,158                  19,142                20,484
1997 06                        23,546                  22,025                23,944
1997 09                        25,842                  24,124                26,280
1997 12                        26,235                  24,041                26,721
1998 03                        29,717                  27,142                30,265
1998 06                        30,265                  27,397                30,854
1998 09                        26,613                  23,622                27,143
1998 12                        32,338                  28,380                32,982
1999 03                        33,536                  29,129                34,227
1999 06                        36,179                  31,720                36,898
1999 09                        33,855                  29,596                34,458
1999 12                        40,039                  34,751                40,752
2000 03                        41,576                  36,559                42,308
2000 06                        39,751                  35,380                40,411
2000 09                        39,860                  35,983                40,478
2000 12                        35,805                  33,723                36,275


                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED DECEMBER 31, 2000
                                                     -------------------------------      FINAL VALUE
                                                                               SINCE     OF A $10,000
                                                  1 YEAR       5 YEARS     INCEPTION       INVESTMENT
-----------------------------------------------------------------------------------------------------
Total Stock Market Index Fund*                   -10.57%        16.68%        15.83%          $35,805
Average Multi-Cap Core Fund**                     -2.96         16.38         15.04            33,723
Wilshire 5000 Index                              -10.99         16.66         16.01            36,275
-----------------------------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.



                                     -----

PERFORMANCE SUMMARY
   for Total Stock Market Index Fund Institutional Shares


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                         [INVESTMENT RETURNS BAR GRAPH]

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      JULY 7, 1997-DECEMBER 31, 2000

Fiscal                            Value Index                      Wilshire 5000
Year                Fund Institutional Shares                              Index
1997                                      8.6                                8.8
1998                                     23.4                               23.4
1999                                     23.9                               23.6
2000                                    -10.5                              -11.0
--------------------------------------------------------------------------------

See Financial Highlights table on page 34 for dividend and capital gains information since inception.


                            [PERFORMANCE LINE GRAPH]

------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                      JULY 7, 1997-DECEMBER 31, 2000

                 Total Stock Market Index       Average Multi-Cap
                Fund Institutional Shares          Core Fund*          Wilshire 5000 Index
7/7/97                 $10,000,000                 $10,000,000             $10,000,000
1997 09                 10,691,227                  10,734,654              10,696,509
1997 12                 10,859,588                  10,730,360              10,876,090
1998 03                 12,306,072                  12,078,093              12,318,373
1998 06                 12,532,590                  12,127,614              12,558,290
1998 09                 11,022,639                  10,514,641              11,047,671
1998 12                 13,398,011                  12,677,503              13,424,413
1999 03                 13,896,941                  13,040,079              13,930,993
1999 06                 15,000,654                  14,067,638              15,018,370
1999 09                 14,035,874                  13,170,122              14,025,089
1999 12                 16,603,598                  15,534,159              16,587,089
2000 03                 17,244,764                  16,371,450              17,220,215
2000 06                 16,496,673                  15,916,324              16,448,091
2000 09                 16,540,206                  16,151,886              16,475,237
2000 12                 14,866,875                  15,022,103              14,764,636


                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                             PERIODS ENDED DECEMBER 31, 2000    FINAL VALUE OF
                                                             -------------------------------     A $10,000,000
                                                                1 YEAR       SINCE INCEPTION        INVESTMENT
--------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund Institutional Shares             -10.46%                12.05%       $14,866,875
Average Multi-Cap Core Fund*                                     -2.96                12.39         15,022,103
Wilshire 5000 Index                                             -10.99                11.83         14,764,636
--------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.



                                     -----
                                       17

A REPORT
   on Your Fund's After-Tax Returns



This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

        If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes. Income taxes can have a considerable impact on a fund's return. The fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.


PRE-TAX AND AFTER-TAX                            PERIODS ENDED DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                                      ONE YEAR               FIVE YEARS*           SINCE INCEPTION**
                                                ----------------------------------------------------------------------

                                                PRE-TAX   AFTER-TAX     PRE-TAX    AFTER-TAX      PRE-TAX    AFTER-TAX
----------------------------------------------------------------------------------------------------------------------
Vanguard Growth Index Fund                       -22.2%      -22.3%       19.2%        18.4%        16.9%        16.1%
   Institutional Shares                          -22.1       -22.3         7.6          7.0           --           --
Average Large Growth Fund+                       -14.1       -16.2        18.1         15.2           --           --
----------------------------------------------------------------------------------------------------------------------
Vanguard Value Index Fund                          6.1%        4.0%       16.7%        14.3%        17.0%        14.9%
   Institutional Shares                            6.2         4.1         7.7          5.2           --           --
Average Large Value Fund+                          5.5         3.6        13.9         11.1           --           --
----------------------------------------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund           -10.6%      -11.1%       16.7%        15.8%        15.8%        14.9%
   Institutional Shares                          -10.5       -11.0        12.1         11.2           --           --
Average Large Blend Fund+                         -7.0        -8.6        16.0         13.6           --           --
----------------------------------------------------------------------------------------------------------------------

 *For Institutional Shares, five-year returns are annualized since inception:
  For Growth Index Fund Institutional Shares, inception is May 14, 1998; for Value Index Fund Institutional Shares, July 2, 1998; for Total Stock Market Index Fund Institutional Shares, July 7, 1997.
**For the Growth and Value Index Funds, returns are annualized since inception on November 2, 1992. For the Total Stock Market Index Fund, returns are annualized since inception on April 27, 1992.
 +Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

        The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

        Many interrelated factors affect how tax-friendly a fund may be, so it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, its accounting practices, and the net cash flow it receives. Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. You may incur additional capital gains taxes--thereby lowering your after-tax return--if you sell all or some of your shares.

A NOTE ABOUT OUR CALCULATIONS: Pre-tax total returns assume that all distributions received are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.



                                     -----
                                       18

FINANCIAL STATEMENTS
   December 31, 2000


The Statement of Net Assets--an integral part of the Financial Statements for Vanguard Total Stock Market Index Fund--is included as an insert to this report. The Growth Index and Value Index Funds' Statements of Net Assets are provided below.


STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE-
GROWTH INDEX FUND                                  SHARES                 (000)
-------------------------------------------------------------------------------
COMMON STOCKS (100.1%)(1)
-------------------------------------------------------------------------------
  General Electric Co.                         22,157,862            $1,062,192
  Pfizer, Inc.                                 14,108,077               648,972
* Cisco Systems, Inc.                          16,094,113               615,600
  Wal-Mart Stores, Inc.                         9,988,209               530,624
* Microsoft Corp.                              11,924,013               517,204
  American International
    Group, Inc.                                 5,205,154               513,033
  Merck & Co., Inc.                             5,156,953               482,820
  Intel Corp.                                  15,049,512               452,426
* Oracle Corp.                                 12,516,872               363,772
  The Coca-Cola Co.                             5,545,281               337,916
  International Business
    Machines Corp.                              3,923,105               333,464
  Johnson & Johnson                             3,108,325               326,568
* EMC Corp.                                     4,892,801               325,371
  Bristol-Myers Squibb Co.                      4,372,522               323,293
  Home Depot, Inc.                              5,178,735               236,603
  Eli Lilly & Co.                               2,520,789               234,591
  Procter & Gamble Co.                          2,915,500               228,685
* Sun Microsystems, Inc.                        7,200,400               200,711
  American Home
    Products Corp.                              2,930,637               186,242
  Schering-Plough Corp.                         3,269,400               185,538
* America Online, Inc.                          5,223,645               181,783
  Pharmacia Corp.                               2,765,376               168,688
  Abbott Laboratories                           3,458,880               167,540
  American Express Co.                          2,974,074               163,388
  Medtronic, Inc.                               2,686,747               162,212
  PepsiCo, Inc.                                 3,228,120               159,994
  Time Warner, Inc.                             2,968,507               155,075
* Amgen, Inc.                                   2,309,919               147,690
* QUALCOMM, Inc.                                1,671,840               137,404
  Corning, Inc.                                 2,056,551               108,612
* Dell Computer Corp.                           5,784,748               100,872
  Walgreen Co.                                  2,265,352                94,720
  Anheuser-Busch Cos., Inc.                     2,017,174                91,781
  Automatic Data
    Processing, Inc.                            1,411,424                89,361
  The Bank of New
    York Co., Inc.                              1,615,796                89,172
  Charles Schwab Corp.                          3,094,104                87,795
  Gillette Co.                                  2,355,326                85,086
  Kimberly-Clark Corp.                          1,193,848                84,393
  Colgate-Palmolive Co.                         1,279,647                82,601
* Veritas Software Corp.                          872,047                76,304
  Marsh & McLennan Cos., Inc.                     615,021                71,957
* Siebel Systems, Inc.                            960,490                64,953



                                     -----
                                       19

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE-
GROWTH INDEX FUND                                  SHARES                 (000)
-------------------------------------------------------------------------------
  Cardinal Health, Inc.                           624,134            $   62,179
* Tellabs, Inc.                                   917,953                51,864
  Baxter International, Inc.                      584,761                51,642
  Exelon Corp.                                    712,047                49,993
  The Gap, Inc.                                 1,900,044                48,451
* Applied Micro Circuits Corp.                    611,715                45,907
  Sara Lee Corp.                                1,864,497                45,797
* Network Appliance, Inc.                         706,750                45,365
* Kohl's Corp.                                    741,790                45,249
  State Street Corp.                              361,069                44,848
  Sysco Corp.                                   1,494,785                44,844
* The Kroger Co.                                1,655,735                44,808
  Applera Corp-Applied
    Biosystems Group                              470,455                44,252
* Broadcom Corp.                                  525,990                44,183
* Sprint PCS                                    2,084,780                42,608
* NEXTEL Communications, Inc.                   1,703,590                42,164
* Analog Devices, Inc.                            799,638                40,931
  Paychex, Inc.                                   832,445                40,478
* Comverse Technology, Inc.                       368,168                39,992
* Yahoo!, Inc.                                  1,248,745                37,540
* Guidant Corp.                                   688,110                37,115
  H.J. Heinz Co.                                  775,610                36,793
  Providian Financial Corp.                       639,255                36,757
  Northern Trust Corp.                            448,442                36,576
* Palm, Inc.                                    1,265,430                35,827
* Xilinx, Inc.                                    737,305                34,008
  Omnicom Group Inc.                              395,940                32,814
  Linear Technology Corp.                         708,215                32,755
  Campbell Soup Co.                               941,650                32,605
  Adobe Systems, Inc.                             537,410                31,271
* Maxim Integrated Products, Inc.                 635,525                30,386
  Interpublic Group of Cos., Inc.                 688,174                29,290
  Capital One Financial Corp.                     440,343                28,980
  The Quaker Oats Co.                             293,091                28,540
  Allergan, Inc.                                  294,020                28,465
  General Mills, Inc.                             631,931                28,160
  Harley-Davidson, Inc.                           677,605                26,935
* Forest Laboratories, Inc.                       195,995                26,043
* Sanmina Corp.                                   338,433                25,932
  Avon Products, Inc.                             532,063                25,473
  USA Education Inc.                              366,907                24,950
  Wrigley, (Wm.) Jr. Co.                          252,419                24,185
  Kellogg Co.                                     907,082                23,811
* PeopleSoft, Inc.                                638,300                23,737
* Altera Corp.                                    886,455                23,325
* ALZA Corp.                                      529,255                22,493
* MedImmune Inc.                                  471,124                22,467
* Vitesse Semiconductor Corp.                     401,705                22,219
  Stryker Corp.                                   413,510                20,919
* Biogen, Inc.                                    330,790                19,868
  Stilwell Financial, Inc.                        497,336                19,614
* King Pharmaceuticals, Inc.                      374,521                19,358
  Hershey Foods Corp.                             300,575                19,350
* Starbucks Corp.                                 418,258                18,508
  Ralston-Ralston Purina Group                    686,334                17,930
  RadioShack Corp.                                415,645                17,795
  IMS Health, Inc.                                656,619                17,729
  TJX Cos., Inc.                                  629,000                17,455
* Mercury Interactive Corp.                       180,860                16,323
  Biomet, Inc.                                    398,679                15,823
* QLogic Corp.                                    204,650                15,758
* Convergys Corp.                                 344,910                15,629
* Bed Bath & Beyond, Inc.                         632,901                14,161
  Avery Dennison Corp.                            246,778                13,542
* Lexmark International, Inc.                     284,255                12,596
  Sabre Holdings Corp.                            289,100                12,467
  Ecolab, Inc.                                    284,009                12,266
  Symbol Technologies, Inc.                       327,280                11,782
  PerkinElmer, Inc.                               106,728                11,206
  Dow Jones & Co., Inc.                           195,685                11,081
* Tricon Global Restaurants, Inc.                 327,060                10,793
* Robert Half International, Inc.                 397,390                10,531
  UST, Inc.                                       364,256                10,222
  Moody's Corp.                                   363,335                 9,333
* Citrix Systems, Inc.                            414,278                 9,321
  Equifax, Inc.                                   316,695                 9,085
* Power-One, Inc.                                 175,436                 6,897
  Millipore Corp.                                 103,540                 6,523
* US Airways Group, Inc.                          149,950                 6,082
  Tupperware Corp.                                129,385                 2,644
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $10,437,099)                                                 12,834,604
-------------------------------------------------------------------------------



                                     -----
                                       20

-------------------------------------------------------------------------------
                                                    FACE                 MARKET
                                                  AMOUNT                 VALUE-
                                                   (000)                  (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT(1)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP
(2) 6.53%, 1/1/2001
  (COST $599)                                       $600            $       599
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (COST $10,437,698)                                                 12,835,203
-------------------------------------------------------------------------------
OTHER ASSETS AND
  LIABILITIES--NET (-0.1%)                                              (15,836)
-------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $12,819,367
===============================================================================


  -See Note A in Notes to Financial Statements.
  *Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.2% and -0.1%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security has been segregated as initial margin for open futures contracts.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                 $12,835,203
Receivables for Investment Securities Sold                            1,850,414
Other Assets--Note B                                                     68,157
                                                                    -----------
  Total Assets                                                       14,753,774
                                                                    -----------
LIABILITIES
Payables for Investment Securities Purchased                          1,852,181
Other Liabilities                                                        82,226
                                                                    -----------
  Total Liabilities                                                  $1,934,407
                                                                    -----------
-------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $12,819,367
===============================================================================


---------------------------------------------------------------------

                                                               Amount
                                                                (000)
---------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------
 Paid-in Capital                                          $11,981,598
 Overdistributed Net Investment Income                         (5,652)
 Accumulated Net Realized Losses--Note E                   (1,553,616)
 Unrealized Appreciation (Depreciation)--
  Note F
  Investment Securities                                     2,397,505
  Futures Contracts                                              (468)
---------------------------------------------------------------------
 NET ASSETS                                               $12,819,367
=====================================================================

 Investor Shares--Net Assets
  Applicable to 365,128,492 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                               $11,162,188
---------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                              $30.57
=====================================================================

 Admiral Shares--Net Assets
  Applicable to 23,203,542 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                  $709,356
---------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                               $30.57
=====================================================================

 Institutional Shares--Net Assets
  Applicable to 31,001,385 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                  $947,823
---------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                         $30.57
=====================================================================



                                     -----
                                       21

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
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE-
VALUE INDEX FUND                                    SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.9%)(1)
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                              2,775,515           $   241,296
  Citigroup, Inc.                                4,013,708               204,950
  SBC Communications Inc.                        2,702,745               129,056
  Verizon Communications                         2,155,073               108,023
  Royal Dutch
    Petroleum Co. ADR                            1,712,110               103,690
  Nortel Networks Corp.                          2,448,300                78,499
  Philip Morris Cos., Inc.                       1,775,395                78,117
  Tyco International Ltd.                        1,396,484                77,505
  Wells Fargo Co.                                1,364,676                75,995
  Morgan Stanley
    Dean Witter & Co.                              894,788                70,912
  Fannie Mae                                       804,358                69,778
  Texas Instruments, Inc.                        1,367,400                64,781
  BellSouth Corp.                                1,491,559                61,061
  Bank of America Corp.                          1,299,476                59,613
* Viacom Inc. Class B                            1,195,900                55,908
* Qwest Communications
    International Inc.                           1,309,000                53,669
  AT&T Corp.                                     2,996,849                51,883
  Hewlett-Packard Co.                            1,578,820                49,831
  Enron Corp.                                      596,043                49,546
  The Walt Disney Co.                            1,664,483                48,166
  The Chase Manhattan Corp.                      1,046,302                47,541
  The Boeing Co.                                   709,364                46,818
  Merrill Lynch & Co., Inc.                        646,846                44,107
  Chevron Corp.                                    512,461                43,271
  E.I. du Pont de Nemours & Co.                    832,704                40,230
  Freddie Mac                                      555,003                38,226
  Minnesota Mining &
    Manufacturing Co.                              314,980                37,955
  Schlumberger Ltd.                                457,111                36,540
  Lucent Technologies, Inc.                      2,639,600                35,635
  McDonald's Corp.                               1,047,002                35,598
  Motorola, Inc.                                 1,744,150                35,319
  Ford Motor Co.                                 1,496,486                35,074
  Bank One Corp.                                   923,741                33,832
* WorldCom, Inc.                                 2,298,769                32,326
* JDS Uniphase Corp.                               760,000                31,682
  Honeywell International Inc.                     636,755                30,126
* Comcast Corp.-Special Class A                    720,827                30,095
  United Technologies Corp.                        373,913                29,399
  Unilever NV ADR                                  456,395                28,724
  Texaco Inc.                                      439,253                27,289
  FleetBoston Financial Corp.                      722,634                27,144
  Emerson Electric Co.                             341,058                26,880
  Allstate Corp.                                   583,867                25,435
  MBNA Corp.                                       680,135                25,122
  Duke Energy Corp.                                294,523                25,108
* Safeway, Inc.                                    400,116                25,007
* Applied Materials, Inc.                          641,100                24,482
  Alcoa Inc.                                       690,610                23,135
  Target Corp.                                     715,140                23,063
  General Motors Corp.                             451,042                22,975
  Washington Mutual, Inc.                          430,571                22,847
* Clear Channel
    Communications, Inc.                           466,947                22,618
  Fifth Third Bancorp                              368,796                22,036
  First Union Corp.                                782,153                21,754
  Electronic Data Systems Corp.                    373,406                21,564
  Metropolitan Life Insurance Co.                  610,507                21,368
  J.P. Morgan & Co., Inc.                          127,776                21,147
  Household International, Inc.                    375,904                20,675
  Compaq Computer Corp.                          1,357,380                20,429
* AES Corp.                                        366,160                20,276
  Dow Chemical Co.                                 541,718                19,840
* Agilent Technologies, Inc.                       358,100                19,606
  HCA-The Healthcare Co.                           441,128                19,414
  Mellon Financial Corp.                           389,614                19,164
  CVS Corp.                                        312,789                18,748
  Southern Co.                                     539,676                17,944
  Firstar Corp.                                    758,621                17,638
  U.S. Bancorp                                     601,335                17,551
* Solectron Corp.                                  508,194                17,228
  PNC Financial Services Group                     230,764                16,860
  First Data Corp.                                 315,379                16,616
  American General Corp.                           200,737                16,360
  CIGNA Corp.                                      122,544                16,213
* Micron Technology, Inc.                          448,400                15,918
  International Paper Co.                          384,342                15,686
  UnitedHealth Group Inc.                          254,566                15,624
  ALLTEL Corp.                                     249,673                15,589
  AFLAC, Inc.                                      211,774                15,287
  Coastal Corp.                                    171,893                15,180
  SunTrust Banks, Inc.                             236,534                14,902
  Dynegy, Inc.                                     258,073                14,468
  Conoco Inc. Class B                              497,587                14,399
  Carnival Corp.                                   466,718                14,381
  Illinois Tool Works, Inc.                        241,214                14,367
  Sprint Corp.                                     706,017                14,341
* Costco Wholesale Corp.                           357,156                14,264
  Anadarko Petroleum Corp.                         198,615                14,118
  Williams Cos., Inc.                              351,352                14,032
  National City Corp.                              485,777                13,966
  Waste Management, Inc.                           496,380                13,775
  Lowe's Cos., Inc.                                305,750                13,606
  Southwest Airlines Co.                           400,737                13,437
  El Paso Energy Corp.                             185,446                13,283
  Gannett Co., Inc.                                210,535                13,277
  Caterpillar, Inc.                                274,473                12,986
  Lehman Brothers Holdings, Inc.                   190,447                12,879



                                     -----
                                       22

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
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE-
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
  Halliburton Co.                                  353,256           $    12,805
  Dominion Resources, Inc.                         190,965                12,795
  The Hartford Financial
    Services Group Inc.                            180,089                12,719
  General Dynamics Corp.                           159,085                12,409
  The Chubb Corp.                                  139,556                12,072
  NIKE, Inc. Class B                               215,677                12,037
  American Electric
    Power Co., Inc.                                257,065                11,954
  BB&T Corp.                                       316,668                11,816
  Lockheed Martin Corp.                            343,947                11,677
  Phillips Petroleum Co.                           203,833                11,593
  Tenet Healthcare Corp.                           253,190                11,251
  ConAgra Foods, Inc.                              425,876                11,073
* ADC Telecommunications, Inc.                     610,200                11,060
  Baker Hughes, Inc.                               265,129                11,019
  Tribune Co.                                      241,355                10,197
  Reliant Energy, Inc.                             235,378                10,195
* Calpine Corp.                                    224,974                10,138
  FPL Group, Inc.                                  141,208                10,132
* Global Crossing Ltd.                             707,164                10,121
  Union Pacific Corp.                              197,841                10,040
  KeyCorp                                          339,992                 9,520
  Wachovia Corp.                                   162,463                 9,443
  St. Paul Cos., Inc.                              173,853                 9,442
  Eastman Kodak Co.                                239,635                 9,436
  Sears, Roebuck & Co.                             266,804                 9,271
  Masco Corp.                                      356,301                 9,152
  The McGraw-Hill Cos., Inc.                       156,049                 9,148
  TXU Corp.                                        206,090                 9,132
* FedEx Corp.                                      227,600                 9,095
  Computer Associates
    International, Inc.                            458,900                 8,949
  Burlington Northern
    Santa Fe Corp.                                 315,213                 8,924
  Albertson's, Inc.                                336,203                 8,909
  Weyerhaeuser Co.                                 174,956                 8,879
  Alcan Aluminium Ltd.                             258,060                 8,822
  Burlington Resources, Inc.                       171,910                 8,681
  Deere & Co.                                      187,265                 8,579
  Golden West Financial Corp.                      126,335                 8,528
  Public Service Enterprise
    Group, Inc.                                    171,200                 8,325
  Loews Corp.                                       78,721                 8,153
  McKesson HBOC, Inc.                              226,688                 8,136
  Marriott International, Inc.
    Class A                                        191,602                 8,095
* Computer Sciences Corp.                          134,444                 8,083
  Progress Energy, Inc.                            164,095                 8,071
  Xcel Energy, Inc.                                271,946                 7,903
  May Department Stores Co.                        237,756                 7,787
  Danaher Corp.                                    113,252                 7,744
  Transocean Sedco Forex Inc.                      168,277                 7,741
  Archer-Daniels-Midland Co.                       505,566                 7,583
  Entergy Corp.                                    177,972                 7,530
  Air Products & Chemicals, Inc.                   183,110                 7,508
  Unocal Corp.                                     193,998                 7,505
  Raytheon Co. Class B                             239,351                 7,435
  Comerica, Inc.                                   125,104                 7,428
  Franklin Resources Corp.                         194,474                 7,409
  Lincoln National Corp.                           153,008                 7,239
  Occidental Petroleum Corp.                       294,894                 7,151
  Aon Corp.                                        204,480                 7,003
  Becton, Dickinson & Co.                          202,211                 7,002
  Rockwell International Corp.                     146,467                 6,975
* Nabors Industries, Inc.                          117,275                 6,937
  Apache Corp.                                      98,596                 6,908
  USX-Marathon Group                               247,844                 6,878
* Chiron Corp.                                     152,891                 6,804
  The Clorox Co.                                   188,096                 6,677
  Pitney Bowes, Inc.                               201,333                 6,669
  Dover Corp.                                      162,114                 6,576
  Consolidated Edison Inc.                         169,221                 6,515
* Intuit, Inc.                                     164,732                 6,497
  Rohm & Haas Co.                                  175,446                 6,371
  Coca-Cola Enterprises, Inc.                      333,604                 6,338
  Devon Energy Corp.                               102,439                 6,246
  PPG Industries, Inc.                             134,754                 6,241
  PG&E Corp.                                       309,025                 6,181
  Jefferson-Pilot Corp.                             82,259                 6,149
  Synovus Financial Corp.                          226,981                 6,114
  Progressive Corp. of Ohio                         58,615                 6,074
  MBIA, Inc.                                        78,524                 5,821
  Union Carbide Corp.                              107,900                 5,806
  The Limited, Inc.                                339,824                 5,798
* Wellpoint Health
    Networks Inc. Class A                           49,960                 5,758
  MGIC Investment Corp.                             85,285                 5,751
  FirstEnergy Corp.                                180,061                 5,683
* Federated Department
    Stores, Inc.                                   161,233                 5,643
  Praxair, Inc.                                    126,590                 5,617
* Cendant Corp.                                    582,005                 5,602
  Georgia Pacific Group                            179,450                 5,585
  Molex, Inc.                                      156,088                 5,541
  SouthTrust Corp.                                 134,345                 5,466
  Constellation Energy Group                       120,190                 5,416
  Ingersoll-Rand Co.                               128,173                 5,367
  Summit Bancorp                                   139,226                 5,317
  Textron, Inc.                                    113,594                 5,282
  PPL Corp.                                        115,669                 5,227
  New York Times Co. Class A                       129,884                 5,203



                                     -----
                                       23

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
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE-
VALUE INDEX FUND                                    SHARES                 (000)
--------------------------------------------------------------------------------
  Starwood Hotels &
    Resorts Worldwide, Inc.                        147,510           $     5,200
  Barrick Gold Corp.                               316,059                 5,177
  UnumProvident Corp.                              192,353                 5,169
  Amerada Hess Corp.                                70,687                 5,165
* Teradyne, Inc.                                   137,900                 5,137
  EOG Resources, Inc.                               93,304                 5,103
  Cincinnati Financial Corp.                       128,487                 5,083
  Ameren Corp.                                     109,596                 5,076
  Kerr-McGee Corp.                                  75,279                 5,039
* HEALTHSOUTH Corp.                                308,406                 5,031
  Delphi Automotive
    Systems Corp.                                  446,988                 5,029
  NiSource, Inc.                                   162,774                 5,005
* KLA-Tencor Corp.                                 148,470                 5,002
  Dollar General Corp.                             263,080                 4,966
  Delta Air Lines, Inc.                             98,214                 4,929
  Mattel, Inc.                                     340,724                 4,920
  AMBAC Financial Group Inc.                        84,043                 4,901
* Best Buy Co., Inc.                               164,100                 4,851
  Newell Rubbermaid, Inc.                          212,824                 4,842
  Old Kent Financial Corp.                         110,532                 4,836
  Regions Financial Corp.                          176,950                 4,833
  Charter One Financial                            165,955                 4,792
  Kinder Morgan, Inc.                               91,319                 4,766
  Northrop Grumman Corp.                            57,315                 4,757
* AMR Corp.                                        120,279                 4,713
* Gateway, Inc.                                    258,216                 4,645
* Aetna Inc.-New                                   112,874                 4,635
  Countrywide Credit
    Industries, Inc.                                91,126                 4,579
  AmSouth Bancorp                                  299,645                 4,570
  KeySpan Corp.                                    107,465                 4,554
  CSX Corp.                                        173,268                 4,494
  Cinergy Corp.                                    126,964                 4,460
  DTE Energy Co.                                   113,916                 4,436
* Boston Scientific Corp.                          323,555                 4,429
  Bear Stearns Co., Inc.                            85,196                 4,318
* LSI Logic Corp.                                  252,400                 4,314
* Staples, Inc.                                    362,573                 4,283
* Thermo Electron Corp.                            143,740                 4,276
  Allegheny Energy, Inc.                            88,149                 4,248
  The CIT Group, Inc.                              209,077                 4,208
  Eaton Corp.                                       55,844                 4,199
* Watson Pharmaceuticals, Inc.                      82,014                 4,198
* St. Jude Medical, Inc.                            67,853                 4,169
  Scientific-Atlanta, Inc.                         127,400                 4,148
  Parker Hannifin Corp.                             93,019                 4,104
  T. Rowe Price Group Inc.                          96,823                 4,092
  Willamette Industries, Inc.                       87,177                 4,092
  Norfolk Southern Corp.                           306,259                 4,077
  Edison International                             260,115                 4,064
  CenturyTel, Inc.                                 112,301                 4,015
  Tosco Corp.                                      115,537                 3,921
  Torchmark Corp.                                  100,784                 3,874
* Apple Computer, Inc.                             259,465                 3,860
  Vulcan Materials Co.                              80,605                 3,859
  Union Planters Corp.                             107,602                 3,847
  TRW, Inc.                                         99,252                 3,846
  Sempra Energy                                    163,262                 3,796
* NCR Corp.                                         77,029                 3,784
* Novellus Systems, Inc.                           104,990                 3,773
  Fortune Brands, Inc.                             123,563                 3,707
  Tiffany & Co.                                    116,481                 3,684
* Unisys Corp.                                     249,877                 3,654
  Brown-Forman Corp. Class B                        54,696                 3,637
  Genuine Parts Co.                                138,160                 3,618
  GPU, Inc.                                         96,892                 3,567
  Johnson Controls, Inc.                            68,593                 3,567
  Phelps Dodge Corp.                                62,809                 3,506
* Advanced Micro Devices, Inc.                     250,205                 3,456
  Conseco Inc.                                     259,741                 3,425
  Cooper Industries, Inc.                           74,558                 3,425
  Sherwin-Williams Co.                             128,241                 3,374
  SAFECO Corp.                                     101,868                 3,349
  Harcourt General, Inc.                            58,432                 3,342
  Knight Ridder                                     58,601                 3,333
  VF Corp.                                          90,785                 3,290
  Huntington Bancshares Inc.                       200,310                 3,243
  Pinnacle West Capital Corp.                       67,671                 3,223
  Hilton Hotels Corp.                              294,160                 3,089
  CMS Energy Corp.                                  96,510                 3,058
  H & R Block, Inc.                                 73,118                 3,025
  PACCAR, Inc.                                      61,010                 3,005
  Eastman Chemical Co.                              61,318                 2,989
  Leggett & Platt, Inc.                            156,636                 2,966
  The BFGoodrich Co.                                81,337                 2,959
* Parametric Technology Corp.                      217,402                 2,921
* AutoZone Inc.                                    101,797                 2,901
  The Goodyear Tire & Rubber Co.                   125,810                 2,892
* National Semiconductor Corp.                     142,547                 2,869
* Conexant Systems, Inc.                           180,100                 2,769
* BMC Software, Inc.                               195,998                 2,744
  W.W. Grainger, Inc.                               75,057                 2,740
  ITT Industries, Inc.                              70,241                 2,722
* Toys R Us, Inc.                                  162,935                 2,719
  R.R. Donnelley & Sons Co.                         97,446                 2,631
  Black & Decker Corp.                              64,890                 2,547
  Tektronix, Inc.                                   75,521                 2,544
* BroadVision, Inc.                                214,941                 2,539
  Whirlpool Corp.                                   53,113                 2,533
  The Mead Corp.                                    80,342                 2,521
  Placer Dome, Inc.                                261,492                 2,517
  Nucor Corp.                                       62,185                 2,468




                                     -----
                                       24

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
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE-
                                                    SHARES                 (000)
--------------------------------------------------------------------------------
  Xerox Corp.                                      532,903           $     2,465
* Harrah's Entertainment, Inc.                      93,193                 2,458
* Inco Ltd.                                        145,094                 2,432
  Sigma-Aldrich Corp.                               61,655                 2,424
  Wendy's International, Inc.                       90,853                 2,385
  Adolph Coors Co. Class B                          29,472                 2,367
  Westvaco Corp.                                    80,349                 2,345
* Ceridian Corp.                                   116,334                 2,319
  Newmont Mining Corp.                             134,346                 2,292
* Avaya Inc.                                       222,155                 2,291
* Allied Waste Industries, Inc.                    157,170                 2,289
  Sunoco, Inc.                                      67,858                 2,286
  J.C. Penney Co., Inc.                            209,250                 2,276
* Cabletron Systems, Inc.                          147,177                 2,217
  Darden Restaurants Inc.                           95,366                 2,181
  Winn-Dixie Stores, Inc.                          111,474                 2,160
  The Stanley Works                                 68,677                 2,142
* Niagara Mohawk Holdings Inc.                     127,927                 2,135
  Temple-Inland Inc.                                39,310                 2,108
  Pall Corp.                                        98,324                 2,096
  Engelhard Corp.                                  101,998                 2,078
* Humana, Inc.                                     135,062                 2,060
* Kmart Corp.                                      385,956                 2,050
* Rowan Cos., Inc.                                  75,326                 2,034
* Sealed Air Corp.                                  66,100                 2,016
  Ashland, Inc.                                     55,801                 2,003
* Fluor Corp.                                       60,403                 1,997
  Maytag Corp.                                      61,402                 1,984
* Quintiles Transnational Corp.                     92,049                 1,927
  Alberto-Culver Co. Class B                        44,577                 1,908
* American Power
    Conversion Corp.                               153,900                 1,905
  C.R. Bard, Inc.                                   40,595                 1,890
  Circuit City Stores, Inc.                        164,074                 1,887
  Nordstrom, Inc.                                  102,911                 1,872
* Compuware Corp.                                  291,588                 1,822
  Dana Corp.                                       118,037                 1,807
  Centex Corp.                                      47,171                 1,772
* FMC Corp.                                         24,346                 1,745
  Liz Claiborne, Inc.                               41,423                 1,724
  Bausch & Lomb, Inc.                               42,597                 1,723
* Office Depot, Inc.                               238,004                 1,696
* Manor Care, Inc.                                  81,806                 1,687
  Hercules, Inc.                                    85,779                 1,635
  International Flavors &
    Fragrances, Inc.                                78,132                 1,587
  NICOR, Inc.                                       36,463                 1,575
* Pactiv Corp.                                     126,269                 1,563
  Boise Cascade Corp.                               45,859                 1,542
  Great Lakes Chemical Corp.                        40,183                 1,494
    SuperValu Inc.                                 105,762                 1,467
  Deluxe Corp.                                      58,024                 1,466
  Hasbro, Inc.                                     137,831                 1,464
  Bemis Co., Inc.                                   42,496                 1,426
* Andrew Corp.                                      64,783                 1,409
  Crane Co.                                         48,458                 1,378
  Pulte Corp.                                       32,536                 1,373
* Novell, Inc.                                     262,654                 1,371
  Snap-On Inc.                                      46,700                 1,302
  Meredith Corp.                                    40,107                 1,291
  USX-U.S. Steel Group                              71,234                 1,282
  Peoples Energy Corp.                              28,233                 1,263
  Cummins Engine Co., Inc.                          33,291                 1,263
* Reebok International Ltd.                         45,976                 1,257
  Autodesk, Inc.                                    46,192                 1,244
* Navistar International Corp.                      47,508                 1,244
  Visteon Corp.                                    105,100                 1,209
  Kaufman & Broad Home Corp.                        34,468                 1,161
  Brunswick Corp.                                   70,115                 1,153
* Sapient Corp.                                     95,900                 1,145
  ONEOK, Inc.                                       23,393                 1,126
  Ball Corp.                                        22,673                 1,044
  Allegheny Technologies Inc.                       64,831                 1,029
* Freeport-McMoRan Copper &
    Gold Inc. Class B                              117,400                 1,005
* Consolidated Stores, Inc.                         89,866                   955
  Raytheon Co. Class A                              32,092                   931
  Homestake Mining Co.                             212,168                   888
  Dillard's Inc.                                    73,829                   872
  National Service Industries, Inc.                 32,981                   847
  Louisiana-Pacific Corp.                           83,203                   842
* Adaptec, Inc.                                     78,934                   809
  Ryder System, Inc.                                47,818                   795
  Briggs & Stratton Corp.                           17,272                   766
  Potlatch Corp.                                    22,750                   764
  Thomas & Betts Corp.                              46,448                   752
  The Timken Co.                                    48,014                   726
  Longs Drug Stores, Inc.                           29,912                   722
  Cooper Tire & Rubber Co.                          58,122                   618
  Worthington Industries, Inc.                      69,036                   557
  McDermott International, Inc.                     48,696                   523
  American Greetings Corp. Class A                  51,261                   484
* Jabil Circuit, Inc.                                1,400                    36
* Freeport-McMoRan Copper &
    Gold, Inc. Class A                               4,000                    33
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $4,346,168)                                                    4,772,455
--------------------------------------------------------------------------------




                                     -----
                                       25

--------------------------------------------------------------------------------
                                                      FACE                MARKET
                                                    AMOUNT                VALUE-
VALUE INDEX FUND                                     (000)                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.3%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.53%, 1/11/2001                             $     400            $      399
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.14%, 1/2/2001                                   15,136                15,136
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $15,535)                                                          15,535
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (COST $4,361,703)                                                    4,787,990
--------------------------------------------------------------------------------
OTHER ASSETS AND
  LIABILITIES--NET (-0.2%)                                                (8,061)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $4,779,929
================================================================================

  -See Note A in Notes to Financial Statements.
  *Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security has been segregated as initial margin for open futures contracts.
   ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                   $4,787,990
Receivables for Investment Securities Sold                               626,725
Other Assets--Note B                                                      47,884
                                                                      ----------
  Total Assets                                                         5,462,599
                                                                      ----------
LIABILITIES
Payables for Investment Securities Purchased                             665,446
Other Liabilities                                                         17,224
                                                                      ----------
  Total Liabilities                                                   $  682,670
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS                                                            $4,779,929
================================================================================


--------------------------------------------------------------------------------

                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
 Paid-in Capital--Note E                                              $4,169,508
 Overdistributed Net Investment Income                                    (1,738)
 Accumulated Net Realized Gains--Note E                                  185,774
 Unrealized Appreciation--Note F
  Investment Securities                                                  426,287
  Futures Contracts                                                           98
--------------------------------------------------------------------------------
 NET ASSETS                                                           $4,779,929
================================================================================

 Investor Shares--Net Assets
  Applicable to 150,841,125 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $3,449,894
--------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                         $22.87
================================================================================

 Admiral Shares--Net Assets
  Applicable to 10,855,040 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $248,261
--------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                          $22.87
================================================================================

 Institutional Shares--Net Assets
  Applicable to 47,298,060 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                           $1,081,774
--------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                                    $22.87
================================================================================





                                     -----
                                       26

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------------------------------
                                                                    GROWTH                VALUE          TOTAL STOCK
                                                                     INDEX                INDEX         MARKET INDEX
                                                                      FUND                 FUND                 FUND
                                                               -----------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31, 2000
                                                               -----------------------------------------------------
                                                                     (000)                (000)                (000)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                    $    86,913          $    74,926          $   248,608
  Interest                                                           1,007                  523               34,890
  Security Lending                                                     182                  240               10,192
--------------------------------------------------------------------------------------------------------------------
   Total Income                                                     88,102               75,689              293,690
--------------------------------------------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
   Investment Advisory Services                                        153                   46                  153
   Management and Administrative--Investor Shares                   30,206                6,788               37,416
   Management and Administrative--Admiral Shares                       122                   37                  307
   Management and Administrative--Institutional Shares                 739                  734                1,120
   Marketing and Distribution--Investor Shares                       2,321                  515                2,646
   Marketing and Distribution--Admiral Shares                           --                   --                   --
   Marketing and Distribution--Institutional Shares                     98                   98                  644
  Custodian Fees                                                       233                  107                  322
  Auditing Fees                                                         15                   11                   17
  Shareholders' Reports--Investor Shares                               563                  137                  467
  Shareholders' Reports--Admiral Shares                                 --                   --                   --
  Shareholders' Reports--Institutional Shares                            1                    1                    6
  Trustees' Fees and Expenses                                           21                    5                   30
--------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                   34,472                8,479               43,128
   Expenses Paid Indirectly--Note C                                     --                   --                 (215)
--------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                     34,472                8,479               42,913
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               53,630               67,210              250,777
--------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                    (1,311,873)             344,663              509,992
  Futures Contracts                                                   (183)                 107              (42,407)
--------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                        (1,312,056)             344,770              467,585
--------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                         (2,436,105)            (151,371)          (3,314,197)
  Futures Contracts                                                   (740)                 (67)             (27,013)
--------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                (2,436,845)            (151,438)          (3,341,210)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $(3,695,271)         $   260,542          $(2,622,848)
====================================================================================================================



                                     -----
                                       27

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. Distributions and Capital Share Transactions are shown separately for each class of shares.

---------------------------------------------------------------------------------------------------------------------------------
                                                                   GROWTH INDEX FUND                        VALUE INDEX FUND
                                                           ----------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                                    2000                 1999              2000              1999
                                                                   (000)                (000)             (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                    $     53,630          $     72,273      $     67,210      $     52,835
  Realized Net Gain (Loss)                                   (1,312,056)              104,632           344,770           262,524
  Change in Unrealized Appreciation (Depreciation)           (2,436,845)            2,882,417          (151,438)           32,919
---------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                               (3,695,271)            3,059,322           260,542           348,278
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income--Investor Shares                        (49,099)              (76,040)          (54,134)          (47,397)
  Net Investment Income--Admiral Shares                            (855)                   --              (965)               --
  Net Investment Income--Institutional Shares                    (3,464)               (2,471)          (12,916)           (5,820)
  Realized Capital Gain--Investor Shares                             --              (373,720)         (144,154)         (252,170)
  Realized Capital Gain--Admiral Shares                              --                    --            (5,500)               --
  Realized Capital Gain--Institutional Shares                        --               (11,135)          (33,315)          (28,139)
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (53,418)             (463,366)         (250,984)         (333,526)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                                      4,456,526             7,925,668         1,124,488         1,491,460
  Issued in Lieu of Cash Distributions                           43,793               423,140           180,609           274,281
  Redeemed                                                   (5,101,513)           (2,284,468)       (1,232,448)         (827,565)
---------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease)--Investor Shares                    (601,194)            6,064,340            72,649           938,176
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--ADMIRAL SHARES(1)
  Issued                                                        787,118                    --           243,198                --
  Issued in Lieu of Cash Distributions                              727                    --             5,623                --
  Redeemed                                                      (15,736)                   --            (2,251)               --
---------------------------------------------------------------------------------------------------------------------------------
   Net Increase--Admiral Shares                                 772,109                    --           246,570                --
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(1)
  Issued                                                        893,409               270,291           799,812           292,008
  Issued in Lieu of Cash Distributions                            3,314                13,312            42,414            31,500
  Redeemed                                                     (184,132)             (127,849)         (228,638)          (45,585)
---------------------------------------------------------------------------------------------------------------------------------
   Net Increase--Institutional Shares                           712,591               155,754           613,588           277,923
---------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                  (2,865,183)            8,816,050           942,365         1,230,851
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                          15,684,550             6,868,500         3,837,564         2,606,713
---------------------------------------------------------------------------------------------------------------------------------
  End of Year                                              $ 12,819,367          $ 15,684,550      $  4,779,929      $  3,837,564
=================================================================================================================================

(1) See Note H in Notes to Financial Statements for the corresponding numbers of shares issued and redeemed.



                                     -----

--------------------------------------------------------------------------------------------------------
                                                                                 TOTAL STOCK MARKET
                                                                                      INDEX FUND
                                                                              --------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                              --------------------------
                                                                                2000               1999
--------------------------------------------------------------------------------------------------------
                                                                               (000)              (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                 $    250,777       $    186,580
  Realized Net Gain (Loss)                                                   467,585            163,334
  Change in Unrealized Appreciation (Depreciation)                        (3,341,210)         3,397,221
--------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations        (2,622,848)         3,747,135
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income--Investor Shares                                    (196,982)          (152,264)
  Net Investment Income--Admiral Shares                                       (6,794)                --
  Net Investment Income--Institutional Shares                                (51,409)           (39,726)
  Realized Capital Gain--Investor Shares                                     (79,372)          (146,187)
  Realized Capital Gain--Admiral Shares                                       (5,490)                --
  Realized Capital Gain--Institutional Shares                                (19,854)           (33,928)
--------------------------------------------------------------------------------------------------------
   Total Distributions                                                      (359,901)          (372,105)
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                                                   6,782,818          7,632,493
  Issued in Lieu of Cash Distributions                                       258,721            280,965
  Redeemed                                                                (5,954,630)        (1,864,274)
--------------------------------------------------------------------------------------------------------
   Net Increase--Investor Shares                                           1,086,909          6,049,184
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--ADMIRAL SHARES(1)
  Issued                                                                   2,176,442                 --
  Issued in Lieu of Cash Distributions                                        10,835                 --
  Redeemed                                                                   (26,823)                --
--------------------------------------------------------------------------------------------------------
   Net Increase--Admiral Shares                                            2,160,454                 --
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(1)
  Issued                                                                   2,143,402          1,911,352
  Issued in Lieu of Cash Distributions                                        63,649             66,739
  Redeemed                                                                (1,379,196)        (1,015,832)
--------------------------------------------------------------------------------------------------------
   Net Increase--Institutional Shares                                        827,855            962,259
--------------------------------------------------------------------------------------------------------
  Total Increase                                                           1,092,469         10,386,473
--------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                                       22,139,592         11,753,119
--------------------------------------------------------------------------------------------------------
  End of Year                                                           $ 23,232,061       $ 22,139,592
=======================================================================================================


(1)See Note H in Notes to Financial Statements for the corresponding numbers of shares issued and redeemed.


                                     -----

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                GROWTH INDEX FUND INVESTOR SHARES
                                                                                      YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $39.43         $31.67         $22.53         $16.90         $13.97
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .126           .207           .230            .23            .22
  Net Realized and Unrealized Gain (Loss) on Investments       (8.861)         8.821          9.244           5.88           3.07
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (8.735)         9.028          9.474           6.11           3.29
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.125)         (.228)         (.219)          (.23)          (.22)
  Distributions from Realized Capital Gains                        --         (1.040)         (.115)          (.25)          (.14)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (.125)        (1.268)         (.334)          (.48)          (.36)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $30.57         $39.43         $31.67         $22.53         $16.90
===================================================================================================================================

TOTAL RETURN*                                                 -22.21%         28.76%         42.21%         36.34%         23.74%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                          $11,162        $15,232         $6,644         $2,365           $787
  Ratio of Total Expenses to Average Net Assets                 0.22%          0.22%          0.22%          0.20%          0.20%
  Ratio of Net Investment Income to Average Net Assets          0.33%          0.64%          0.92%          1.19%          1.57%
  Portfolio Turnover Rate                                         33%            33%            29%            26%            29%
===================================================================================================================================


*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.


                                     -----

------------------------------------------------------------------------
                                     GROWTH INDEX FUND ADMIRAL SHARES
                                                          NOV. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD           DEC. 31, 2000
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  33.12
------------------------------------------------------------------------
  INVESTMENT OPERATIONS
  Net Investment Income                                          .024
  Net Realized and Unrealized Gain (Loss)
    on Investments                                             (2.536)
------------------------------------------------------------------------
   Total from Investment Operations                            (2.512)
------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.038)
  Distributions from Realized Capital Gains                        --
------------------------------------------------------------------------
   Total Distributions                                          (.038)
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $  30.57
========================================================================

TOTAL RETURN                                                   -7.59%
========================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $    709
  Ratio of Total Expenses to Average Net Assets               0.17%**
  Ratio of Net Investment Income to Average Net Assets        0.56%**
  Portfolio Turnover Rate                                         33%
========================================================================

 *Inception.
**Annualized.

-----------------------------------------------------------------------------------------------------------
                                                                GROWTH INDEX FUND
                                                               INSTITUTIONAL SHARES
                                                             YEAR ENDED DECEMBER 31,
                                                           -----------------------------    MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    2000            1999   DEC. 31, 1998
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   39.44       $   31.67       $   26.49
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          0.156            .249            .167
  Net Realized and Unrealized Gain (Loss) on Investments        (8.861)          8.821           5.315
-----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             (8.705)          9.070           5.482
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.165)          (.260)          (.187)
  Distributions from Realized Capital Gains                         --          (1.040)          (.115)
-----------------------------------------------------------------------------------------------------------
   Total Distributions                                           (.165)         (1.300)          (.302)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $   30.57       $   39.44       $   31.67
===========================================================================================================

TOTAL RETURN                                                   -22.14%          28.91%          20.79%
===========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $     948       $     452       $     224
  Ratio of Total Expenses to Average Net Assets                  0.12%           0.12%         0.12%**
  Ratio of Net Investment Income to Average Net Assets           0.44%           0.74%         0.97%**
  Portfolio Turnover Rate                                          33%             33%             29%
===========================================================================================================

 *Inception.
**Annualized.


                                     -----

------------------------------------------------------------------------------------------------------------------------------------
                                                                               VALUE INDEX FUND INVESTOR SHARES
                                                                                      YEAR ENDED DECEMBER 31,
                                                           -------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $    22.89     $    22.51     $    20.85     $    17.02     $    14.79
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .355           .355           .366            .38            .37
  Net Realized and Unrealized Gain (Loss) on Investments         .963          2.342          2.647           4.57           2.81
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             1.318          2.697          3.013           4.95           3.18
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.358)         (.362)         (.363)          (.37)          (.38)
  Distributions from Realized Capital Gains                     (.980)        (1.955)         (.990)          (.75)          (.57)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                         (1.338)        (2.317)        (1.353)         (1.12)          (.95)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $    22.87     $    22.89     $    22.51     $    20.85     $    17.02
====================================================================================================================================

TOTAL RETURN*                                                   6.08%         12.57%         14.64%         29.77%         21.86%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                       $    3,450     $    3,378     $    2,421     $    1,796     $    1,016
  Ratio of Total Expenses to Average Net Assets                 0.22%          0.22%          0.22%          0.20%          0.20%
  Ratio of Net Investment Income to Average Net Assets          1.60%          1.59%          1.72%          2.05%          2.54%
  Portfolio Turnover Rate                                         37%            41%            33%            25%            29%
====================================================================================================================================

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.


---------------------------------------------------------------------------------
                                              VALUE INDEX FUND ADMIRAL SHARES
                                                                  NOV. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                   DEC. 31, 2000
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  22.86
---------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                  .045
  Net Realized and Unrealized Gain (Loss) on Investments                 .635
---------------------------------------------------------------------------------
   Total from Investment Operations                                      .680
---------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                  (.100)
  Distributions from Realized Capital Gains                             (.570)
---------------------------------------------------------------------------------
   Total Distributions                                                  (.670)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  22.87
=================================================================================

TOTAL RETURN                                                            3.13%
=================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $    248
  Ratio of Total Expenses to Average Net Assets                       0.17%**
  Ratio of Net Investment Income to Average Net Assets                0.19%**
  Portfolio Turnover Rate                                                 37%
=================================================================================

 *Inception.
**Annualized.


                                     -----

-------------------------------------------------------------------------------------------------------------
                                                                 VALUE INDEX FUND INSTITUTIONAL SHARES
                                                                    YEAR ENDED DECEMBER 31,JULY 2* TO
                                                             ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     2000             1999    DEC. 31, 1998
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    22.89       $    22.51       $    23.22
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                            .377             .377             .196
  Net Realized and Unrealized Gain (Loss) on Investments           .963            2.342            (.060)
-------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                             1.340            2.719             .136
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                            (.380)           (.384)           (.236)
  Distributions from Realized Capital Gains                       (.980)          (1.955)           (.610)
-------------------------------------------------------------------------------------------------------------
Total Distributions                                              (1.360)          (2.339)           (.846)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $    22.87       $    22.89       $    22.51
=============================================================================================================

     TOTAL RETURN                                                 6.19%           12.67%            0.69%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $    1,082       $      460       $      186
  Ratio of Total Expenses to Average Net Assets                   0.12%            0.12%          0.12%**
  Ratio of Net Investment Income to Average Net Assets            1.70%            1.68%          1.90%**
  Portfolio Turnover Rate                                           37%              41%              33%
=============================================================================================================

 *Inception.
**Annualized.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL STOCK MARKET INDEX FUND INVESTOR SHARES
                                                                                     YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $    33.22     $    27.42     $    22.64     $    17.77     $    15.04
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .331           .317           .336           .319            .29
  Net Realized and Unrealized Gain (Loss) on Investments       (3.815)         6.133          4.898          5.143           2.84
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (3.484)         6.450          5.234          5.462           3.13
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.336)         (.330)         (.329)         (.322)          (.29)
  Distributions from Realized Capital Gains                     (.140)         (.320)         (.125)         (.270)          (.11)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (.476)         (.650)         (.454)         (.592)          (.40)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $    29.26     $    33.22     $    27.42     $    22.64     $    17.77
===================================================================================================================================

TOTAL RETURN*                                                 -10.57%         23.81%         23.26%         30.99%         20.96%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                       $   16,856     $   18,133     $    9,308     $    5,092     $    3,531
  Ratio of Total Expenses to Average Net Assets                 0.20%          0.20%          0.20%          0.20%          0.22%
  Ratio of Net Investment Income to Average Net Assets          1.04%          1.15%          1.44%          1.65%          1.86%
  Portfolio Turnover Rate                                          7%             3%             3%             2%             3%
===================================================================================================================================

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.


                                     -----

-------------------------------------------------------------------------------------
                                    TOTAL STOCK MARKET INDEX FUND ADMIRAL SHARES
                                                                    NOV. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     DEC. 31, 2000
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $    30.22
-------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .049
  Net Realized and Unrealized Gain (Loss) on Investments                  (.830)
-------------------------------------------------------------------------------------
   Total from Investment Operations                                       (.781)
-------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    (.099)
  Distributions from Realized Capital Gains                               (.080)
-------------------------------------------------------------------------------------
   Total Distributions                                                    (.179)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $    29.26
=====================================================================================

TOTAL RETURN                                                              -2.55%
=====================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $    2,104
  Ratio of Total Expenses to Average Net Assets                           0.15%**
  Ratio of Net Investment Income to Average Net Assets                    1.23%**
  Portfolio Turnover Rate                                                    7%
=====================================================================================

 *Inception.
**Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL STOCK MARKET INDEX FUND
                                                               INSTITUTIONAL SHARES YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------    JULY 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     2000             1999             1998    DEC. 31, 1997
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $    33.22       $    27.42       $    22.64       $    21.27
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                            .371             .344             .359             .172
  Net Realized and Unrealized Gain (Loss) on Investments         (3.815)           6.133            4.898            1.642
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (3.444)           6.477            5.257            1.814
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                            (.366)           (.357)           (.352)           (.214)
  Distributions from Realized Capital Gains                       (.140)           (.320)           (.125)           (.230)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (.506)           (.677)           (.477)           (.444)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $    29.27       $    33.22       $    27.42       $    22.64
==============================================================================================================================

     TOTAL RETURN                                               -10.46%           23.93%           23.37%            8.60%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $    4,272       $    4,006       $    2,445       $    1,504
  Ratio of Total Expenses to Average Net Assets                   0.10%            0.10%            0.10%            0.10%**
  Ratio of Net Investment Income to Average Net Assets            1.14%            1.26%            1.53%            1.70%**
  Portfolio Turnover Rate                                            7%               3%               3%               2%
==============================================================================================================================

 *Inception.
**Annualized.


                                     -----

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth Index, Value Index, and Total Stock Market Index Funds are registered under the Investment Company Act of 1940 as open-end investment companies, or mutual funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

        2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        3. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        4. FUTURES CONTRACTS: The funds use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. A fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. A fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

        Futures contracts based upon the following indexes are used: S&P 500 Index (Growth Index, Value Index, and Total Stock Market Index Funds), S&P MidCap 400 Index (Total Stock Market Index Fund), S&P 500/BARRA Growth Index (Growth Index Fund), S&P 500/BARRA Value Index (Value Index Fund), and Russell 2000 Index (Total Stock Market Index Fund).

        Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

        5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.


                                     -----

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:


        ---------------------------------------------------------------------------
                             CAPITAL CONTRIBUTION    PERCENTAGE      PERCENTAGE OF
                                      TO VANGUARD       OF FUND         VANGUARD'S
        INDEX FUND                          (000)    NET ASSETS     CAPITALIZATION
        ---------------------------------------------------------------------------
        Growth                             $2,638          0.02%               2.6%
        Value                                 880          0.02                0.9
        Total Stock Market                  4,352          0.02                4.4
        ---------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended December 31, 2000, custodian fee offset arrangements reduced expenses of the Total Stock Market Index Fund by $215,000.

D. Each fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Admiral Shares were first issued on November 13, 2000, and are designed for investors that meet certain administrative, servicing, and tenure criteria and have a minimum investment of $50,000. Investor Shares are offered to all other investors. Each class of shares has equal rights to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the year ended December 31, 2000, purchases and sales of investment securities other than temporary cash investments were:

        -------------------------------------------------------
                                                 (000)
                                      -------------------------
        INDEX FUND                     PURCHASES          SALES
        -------------------------------------------------------
        Growth                        $6,154,739     $5,256,327
        Value                          2,281,721      1,537,163
        Total Stock Market             5,056,560      1,557,223
        -------------------------------------------------------

        During the year ended December 31, 2000, the Value Index and Total Stock Market Index Funds realized $22,833,000, and $375,630,000, respectively, of net capital gains resulting from in-kind redemptions--in which shareholders exchange fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

        The Value Index and Total Stock Market Index Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the funds have reclassified $15,517,000, and $9,124,000, respectively, from accumulated net realized gains to paid-in capital.


                                     -----

        At December 31, 2000, the Growth Index Fund had available realized losses of $1,546,915,000 to offset future net capital gains of $358,871,000 through December 31, 2008, and $1,188,044,000 through December 31, 2009.


F. At December 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

        ----------------------------------------------------------------------
                                                      (000)
                                    ------------------------------------------
                                    APPRECIATED   DEPRECIATED   NET UNREALIZED
        INDEX FUND                   SECURITIES    SECURITIES     APPRECIATION
        ----------------------------------------------------------------------
        Growth                       $3,291,808  $  (894,303)      $ 2,397,505
        Value                           883,037     (456,750)          426,287
        Total Stock Market            6,417,672   (2,734,474)        3,683,198
        ----------------------------------------------------------------------

        At December 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2001 and the related unrealized appreciation (depreciation) were:

        ----------------------------------------------------------------------------
                                                                   (000)
                                                        ----------------------------

                                                         AGGREGATE       UNREALIZED
                                            NUMBER OF   SETTLEMENT     APPRECIATION
        INDEX FUND/FUTURES CONTRACTS   LONG CONTRACTS        VALUE    (DEPRECIATION)
        ----------------------------------------------------------------------------
        Growth/
         S&P 500/BARRA Growth Index                23     $  4,002        $    (468)

        Value/
         S&P 500/BARRA Value Index                 40        6,424               98

        Total Stock Market/
         S&P 500 Index                          1,545      515,644          (12,554)
         S&P MidCap 400 Index                     299       78,136            2,899
         Russell 2000 Index                       294       71,854            1,593
        ----------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. The market value of securities on loan to broker/dealers at December 31, 2000, for Total Stock Market Index Fund was $152,234,000, for which the fund held cash collateral of $192,734,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of collateral, during the period the securities are on loan.


                                     -----

H. Shares issued and redeemed for each class of shares in the periods ended December 31, 2000, and December 31, 1999, were:

---------------------------------------------------------------------------------------------
                                                            SHARES (000)
                                     --------------------------------------------------------
                                                                                NET INCREASE
                                                    ISSUED IN                     (DECREASE)
                                                 LIEU OF CASH                      IN SHARES
INDEX FUND/YEAR/SHARE CLASS             ISSUED  DISTRIBUTIONS       REDEEMED     OUTSTANDING
---------------------------------------------------------------------------------------------
GROWTH--2000
 Investor Shares                       117,226          1,175       (139,573)        (21,172)
 Admiral Shares                         23,688             24           (508)         23,204
 Institutional Shares                   24,464             93         (5,018)         19,539
---------------------------------------------------------------------------------------------
GROWTH--1999
 Investor Shares                       231,428         11,261        (66,190)        176,499
 Admiral Shares                             --             --             --              --
 Institutional Shares                    7,793            355         (3,764)          4,384
---------------------------------------------------------------------------------------------
VALUE--2000
 Investor Shares                        50,383          8,183        (55,295)          3,271
 Admiral Shares                         10,696            259            (99)         10,856
 Institutional Shares                   35,445          1,932        (10,167)         27,210
---------------------------------------------------------------------------------------------
VALUE--1999
 Investor Shares                        63,232         12,325        (35,536)         40,021
 Admiral Shares                             --             --             --              --
 Institutional Shares                   12,359          1,417         (1,958)         11,818
---------------------------------------------------------------------------------------------
TOTAL STOCK MARKET--2000
 Investor Shares                       210,615          8,256       (188,753)         30,118
 Admiral Shares                         72,438            390           (920)         71,908
 Institutional Shares                   65,951          2,034        (42,608)         25,377
---------------------------------------------------------------------------------------------
TOTAL STOCK MARKET--1999
 Investor Shares                       160,242          4,991        (50,676)        114,557
 Admiral Shares                             --             --             --              --
 Institutional Shares                   33,554          1,385        (12,173)         22,766
---------------------------------------------------------------------------------------------


                                     -----

REPORT
   of Independent Accountants

To the Shareholders and Trustees of Vanguard U.S. Stock Index Funds

In our opinion, the statements of net assets appearing herein and in the insert to this annual report and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth Index Fund, Vanguard Value Index Fund, and Vanguard Total Stock Market Index Fund (separate funds of Vanguard U.S. Stock Index Funds, hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 6, 2001


                                     -----

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR VANGUARD
U.S. STOCK INDEX FUNDS (LARGE-CAPITALIZATION PORTFOLIOS)

This information for the fiscal year ended December 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

        The Value Index and Total Stock Market Index Funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which are designated as 20% rate gain distributions, as follows:

        ---------------------------------------------------
                                        TOTAL CAPITAL GAINS
                                              DISTRIBUTIONS
        INDEX FUND                                    (000)
        ---------------------------------------------------
        Value                                      $104,206
        Total Stock Market                           68,759
        ---------------------------------------------------

        For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

        ------------------------------------------------
        INDEX FUND                           PERCENTAGE
        ------------------------------------------------
        Growth                                    100.0%
        Value                                      50.6
        Total Stock Market                         87.8
        ------------------------------------------------


                                     -----
                                       40

THE PEOPLE
   Who Govern Your Fund



The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

        Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

        Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

        The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson & Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q850 022001

VANGUARD U.S. STOCK INDEX FUNDS
TOTAL STOCK MARKET INDEX FUND

        Statement of Net Assets -- December 31, 2000



The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which begin on page 27 of the accompanying report.

        This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
COMMON STOCKS (97.0%)(1)
  General Electric Co.                                      15,512,653          $       743,638
  Exxon Mobil Corp.                                          5,442,151                  473,127
  Pfizer, Inc.                                               9,869,850                  454,013
* Cisco Systems, Inc.                                       11,267,478                  430,981
  Citigroup, Inc.                                            7,863,495                  401,530
  Wal-Mart Stores, Inc.                                      6,987,089                  371,189
* Microsoft Corp.                                            8,347,980                  362,094
  American International Group, Inc.                         3,641,097                  358,876
  Merck & Co., Inc.                                          3,607,643                  337,766
  Intel Corp.                                               10,536,094                  316,741
* Oracle Corp.                                               8,763,010                  254,675
  SBC Communications Inc.                                    5,294,684                  252,821
  The Coca-Cola Co.                                          3,880,504                  236,468
  International Business Machines Corp.                      2,744,409                  233,275
  Johnson & Johnson                                          2,174,531                  228,462
* EMC Corp.                                                  3,422,475                  227,595
  Bristol-Myers Squibb Co.                                   3,059,474                  226,210
  Verizon Communications                                     4,222,127                  211,634
* Berkshire Hathaway Inc. Class A                                2,364                  167,844
  Home Depot, Inc.                                           3,619,722                  165,376

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Eli Lilly & Co.                                            1,763,817          $       164,145
  Procter & Gamble Co.                                       2,017,334                  158,235
  Philip Morris Cos., Inc.                                   3,477,959                  153,030
  Wells Fargo Co.                                            2,673,083                  148,857
* Sun Microsystems, Inc.                                     5,035,432                  140,363
  Morgan Stanley Dean Witter & Co.                           1,753,594                  138,972
  Fannie Mae                                                 1,574,808                  136,615
  American Home Products Corp.                               2,049,765                  130,263
  Schering-Plough Corp.                                      2,287,722                  129,828
  Texas Instruments, Inc.                                    2,703,467                  128,077
* America Online, Inc.                                       3,640,774                  126,699
  Pharmacia Corp.                                            1,994,311                  121,653
  BellSouth Corp.                                            2,922,833                  119,653
  Abbott Laboratories                                        2,420,140                  117,225
  Bank of America Corp.                                      2,516,042                  115,423
  American Express Co.                                       2,079,449                  114,240
  Medtronic, Inc.                                            1,879,157                  113,454
  PepsiCo, Inc.                                              2,258,430                  111,933
* Viacom Inc. Class B                                        2,354,161                  110,057
  Time Warner, Inc.                                          2,052,046                  107,199
* Qwest Communications International Inc.                    2,591,250                  106,241
* Amgen, Inc.                                                1,616,302                  103,342


                                      -----
                                        1

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
  AT&T Corp.                                                 5,867,618          $       101,583
  Enron Corp.                                                1,167,259                   97,028
  Hewlett-Packard Co.                                        3,065,060                   96,741
* QUALCOMM, Inc.                                             1,169,869                   96,149
  The Walt Disney Co.                                        3,256,076                   94,223
  The Chase Manhattan Corp.                                  2,047,901                   93,051
  The Boeing Co.                                             1,375,701                   90,796
  Merrill Lynch & Co., Inc.                                  1,266,522                   86,361
  Chevron Corp.                                                995,925                   84,093
  E.I. du Pont de Nemours & Co.                              1,631,048                   78,800
  Corning, Inc.                                              1,436,853                   75,884
  Freddie Mac                                                1,085,071                   74,734
  Minnesota Mining & Manufacturing Co.                         616,720                   74,315
  Schlumberger Ltd.                                            894,870                   71,534
* Dell Computer Corp.                                        4,038,128                   70,415
  Lucent Technologies, Inc.                                  5,212,788                   70,373
  McDonald's Corp.                                           2,047,684                   69,621
  Motorola, Inc.                                             3,412,652                   69,106
  Ford Motor Co.                                             2,902,472                   68,027
  Bank One Corp.                                             1,808,238                   66,227
  Walgreen Co.                                               1,580,884                   66,101
  Anheuser-Busch Cos., Inc.                                  1,410,279                   64,168
  The Bank of New York Co., Inc.                             1,156,231                   63,809
* WorldCom, Inc.                                             4,494,214                   63,200
* JDS Uniphase Corp.                                         1,500,489                   62,552
  Automatic Data Processing, Inc.                              985,825                   62,415
* Juniper Networks, Inc.                                       492,252                   62,054
  Charles Schwab Corp.                                       2,161,429                   61,331
  Gillette Co.                                               1,642,206                   59,325
  Honeywell International Inc.                               1,244,946                   58,901
  Kimberly-Clark Corp.                                         827,025                   58,462
* Comcast Corp.-Special Class A                              1,399,340                   58,422
  Colgate-Palmolive Co.                                        893,258                   57,660
  United Technologies Corp.                                    731,138                   57,486
  Texaco Inc.                                                  858,763                   53,351
  FleetBoston Financial Corp.                                1,413,691                   53,102
* Veritas Software Corp.                                       606,277                   53,049
  Emerson Electric Co.                                         666,836                   52,555
  Marsh & McLennan Cos., Inc.                                  428,851                   50,176
  Allstate Corp.                                             1,141,750                   49,737
  Duke Energy Corp.                                            575,729                   49,081
  MBNA Corp.                                                 1,327,985                   49,052
* Safeway, Inc.                                                782,196                   48,887
* Applied Materials, Inc.                                    1,266,188                   48,353
* Siebel Systems, Inc.                                         669,472                   45,273
  Alcoa Inc.                                                 1,349,161                   45,197
  Target Corp.                                               1,398,834                   45,112
  General Motors Corp.                                         881,952                   44,924
  Washington Mutual, Inc.                                      842,158                   44,687
* Clear Channel Communications, Inc.                           910,697                   44,112
  Fifth Third Bancorp                                          735,014                   43,917


-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Cardinal Health, Inc.                                        435,755          $        43,412
  First Union Corp.                                          1,530,162                   42,558
  Electronic Data Systems Corp.                                730,051                   42,160
  Metropolitan Life Insurance Co.                            1,193,593                   41,776
* Cox Communications, Inc. Class A                             890,193                   41,450
  J.P. Morgan & Co., Inc.                                      249,887                   41,356
  Baxter International, Inc.                                   457,590                   40,411
  Household International, Inc.                                732,950                   40,312
  Compaq Computer Corp.                                      2,644,534                   39,800
* AES Corp.                                                    715,724                   39,633
  Dow Chemical Co.                                           1,057,256                   38,722
* Agilent Technologies, Inc.                                   707,232                   38,721
  HCA - The Healthcare Co.                                     865,671                   38,098
  Mellon Financial Corp.                                       759,825                   37,374
  CVS Corp.                                                    610,666                   36,602
* Tellabs, Inc.                                                640,861                   36,209
* CIENA Corp.                                                  443,399                   36,026
  Southern Co.                                               1,054,891                   35,075
  Exelon Corp.                                                 496,525                   34,861
* The Kroger Co.                                             1,284,825                   34,771
* i2 Technologies, Inc.                                        631,726                   34,350
* Applied Micro Circuits Corp.                                 457,403                   34,327
  Firstar Corp.                                              1,473,791                   34,266
  U.S. Bancorp                                               1,171,017                   34,179
* Immunex Corp.                                                837,270                   34,014
  The Gap, Inc.                                              1,324,114                   33,765
* Solectron Corp.                                              993,661                   33,685
  PNC Financial Services Group                                 451,157                   32,963
  First Data Corp.                                             616,332                   32,473
  CIGNA Corp.                                                  243,812                   32,256
  American General Corp.                                       392,586                   31,996
  Sara Lee Corp.                                             1,294,281                   31,791
* Network Appliance, Inc.                                      493,436                   31,672
* Kohl's Corp.                                                 517,056                   31,540
* Micron Technology, Inc.                                      884,813                   31,411
* Brocade Communications Systems, Inc.                         342,000                   31,400
  Sysco Corp.                                                1,043,548                   31,306
  State Street Corp.                                           251,880                   31,286
* Broadcom Corp.                                               367,154                   30,841
  Applera Corp-Applied Biosystems Group                        327,402                   30,796
  UnitedHealth Group Inc.                                      499,754                   30,672
  International Paper Co.                                      750,589                   30,633
  ALLTEL Corp.                                                 489,565                   30,567
  AFLAC, Inc.                                                  414,082                   29,892
  Coastal Corp.                                                336,083                   29,680
* Sprint PCS                                                 1,449,883                   29,632
* Gemstar-TV Guide International, Inc.                         638,745                   29,462
* NEXTEL Communications, Inc.                                1,188,483                   29,415
  SunTrust Banks, Inc.                                         463,875                   29,224
* Analog Devices, Inc.                                         557,998                   28,562


                                      -----
                                        2

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Paychex, Inc.                                                581,121          $        28,257
  Northern Trust Corp.                                         346,215                   28,238
  Dynegy, Inc.                                                 501,417                   28,111
  Illinois Tool Works, Inc.                                    471,682                   28,095
  Carnival Corp.                                               911,182                   28,076
* Comverse Technology, Inc.                                    257,018                   27,919
* Costco Wholesale Corp.                                       698,298                   27,888
  Sprint Corp.                                               1,372,509                   27,879
  Conoco Inc. Class B                                          959,411                   27,763
  Anadarko Petroleum Corp.                                     387,431                   27,539
  Williams Cos., Inc.                                          686,929                   27,434
  National City Corp.                                          950,343                   27,322
* General Motors Corp. Class H                               1,179,140                   27,120
  Waste Management, Inc.                                       964,956                   26,777
  Lowe's Cos., Inc.                                            597,732                   26,599
* Yahoo!, Inc.                                                 871,698                   26,205
  Southwest Airlines Co.                                       781,328                   26,198
* Guidant Corp.                                                480,351                   25,909
  Gannett Co., Inc.                                            410,842                   25,909
  El Paso Energy Corp.                                         360,374                   25,812
* BEA Systems, Inc.                                            382,420                   25,742
  H.J. Heinz Co.                                               541,397                   25,682
  Providian Financial Corp.                                    446,326                   25,664
* VoiceStream Wireless Corp.                                   253,673                   25,526
  Caterpillar, Inc.                                            535,728                   25,347
  Lehman Brothers Holdings, Inc.                               372,900                   25,217
  Halliburton Co.                                              693,434                   25,137
* Palm, Inc.                                                   883,353                   25,010
  Dominion Resources, Inc.                                     372,450                   24,954
  The Hartford Financial Services Group Inc.                   351,221                   24,805
  General Dynamics Corp.                                       309,522                   24,143
* Xilinx, Inc.                                                 514,751                   23,743
  The Chubb Corp.                                              271,228                   23,461
  American Electric Power Co., Inc.                            502,634                   23,372
  NIKE, Inc. Class B                                           417,944                   23,327
  BB&T Corp.                                                   620,272                   23,144
  Omnicom Group Inc.                                           276,386                   22,905
  Linear Technology Corp.                                      494,447                   22,868
  Lockheed Martin Corp.                                        670,689                   22,770
  Campbell Soup Co.                                            657,395                   22,762
  Phillips Petroleum Co.                                       398,527                   22,666
* VeriSign, Inc.                                               301,647                   22,378
  The Goldman Sachs Group, Inc.                                209,253                   22,377
  Tenet Healthcare Corp.                                       494,299                   21,965
* ADC Telecommunications, Inc.                               1,204,990                   21,840
  Adobe Systems, Inc.                                          375,215                   21,833
  ConAgra Foods, Inc.                                          832,421                   21,643
  Baker Hughes, Inc.                                           513,478                   21,341
* Genentech, Inc.                                              261,095                   21,279
* Maxim Integrated Products, Inc.                              443,660                   21,212
* Ariba, Inc.                                                  386,834                   20,744
* Millennium Pharmaceuticals, Inc.                             332,458                   20,571

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Interpublic Group of Cos., Inc.                              480,458          $        20,449
  Capital One Financial Corp.                                  307,507                   20,238
* SDL, Inc.                                                    136,500                   20,228
  The Quaker Oats Co.                                          205,723                   20,032
  Tribune Co.                                                  473,458                   20,004
  Allergan, Inc.                                               205,280                   19,874
  FPL Group, Inc.                                              276,130                   19,812
  Reliant Energy, Inc.                                         456,958                   19,792
  Union Pacific Corp.                                          386,875                   19,634
  General Mills, Inc.                                          439,372                   19,579
* Calpine Corp.                                                433,757                   19,546
* Level 3 Communications, Inc.                                 573,140                   18,806
  Harley-Davidson, Inc.                                        472,195                   18,770
  KeyCorp                                                      664,818                   18,615
  St. Paul Cos., Inc.                                          342,662                   18,611
  Eastman Kodak Co.                                            471,925                   18,582
  John Hancock Financial Services, Inc.                        491,866                   18,506
  Wachovia Corp.                                               317,615                   18,461
  Sears, Roebuck & Co.                                         527,388                   18,327
* Forest Laboratories, Inc.                                    136,888                   18,189
* Sanmina Corp.                                                235,201                   18,022
  TXU Corp.                                                    405,381                   17,963
  Masco Corp.                                                  695,820                   17,874
  Avon Products, Inc.                                          371,395                   17,780
* FedEx Corp.                                                  444,094                   17,746
  The McGraw-Hill Cos., Inc.                                   302,352                   17,725
  Computer Associates International, Inc.                      906,387                   17,675
  Albertson's, Inc.                                            656,627                   17,401
* Cablevision Systems Corp. Class B                            203,860                   17,315
  USA Education Inc.                                           254,237                   17,288
  Burlington Northern Santa Fe Corp.                           608,574                   17,230
  Weyerhaeuser Co.                                             337,269                   17,116
  Burlington Resources, Inc.                                   336,242                   16,980
* Waters Corp.                                                 202,466                   16,906
  Wrigley, (Wm.) Jr. Co.                                       176,284                   16,890
* Infinity Broadcasting Corp.                                  603,849                   16,870
  Deere & Co.                                                  366,211                   16,777
  Golden West Financial Corp.                                  245,517                   16,572
* PeopleSoft, Inc.                                             445,617                   16,571
  Kellogg Co.                                                  630,260                   16,544
* Altera Corp.                                                 619,841                   16,310
  Public Service Enterprise Group, Inc.                        333,365                   16,210
  Loews Corp.                                                  153,974                   15,946
  McKesson HBOC, Inc.                                          443,317                   15,911
  Marriott International, Inc. Class A                         374,674                   15,830
* Computer Sciences Corp.                                      262,928                   15,809
* Sycamore Networks, Inc.                                      424,240                   15,803
* MedImmune Inc.                                               328,910                   15,685


                                      -----
                                        3

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
  May Department Stores Co.                                    478,704          $        15,678
* ALZA Corp.                                                   367,996                   15,640
  Progress Energy, Inc.                                        316,535                   15,570
* Vitesse Semiconductor Corp.                                  280,387                   15,509
  Xcel Energy, Inc.                                            531,671                   15,452
  Stryker Corp.                                                305,380                   15,449
  Equity Office Properties Trust REIT                          469,829                   15,328
  Danaher Corp.                                                221,455                   15,142
  Transocean Sedco Forex Inc.                                  329,021                   15,135
* Genzyme Corp.                                                167,756                   15,088
* Concord EFS, Inc.                                            338,190                   14,859
  Archer-Daniels-Midland Co.                                   985,977                   14,790
  Entergy Corp.                                                349,315                   14,780
  Unocal Corp.                                                 379,413                   14,679
  Air Products & Chemicals, Inc.                               357,984                   14,677
  Comerica, Inc.                                               244,726                   14,531
  Franklin Resources Corp.                                     380,224                   14,487
* Southern Energy, Inc.                                        510,905                   14,465
* TIBCO Software Inc.                                          301,330                   14,445
  Raytheon Co. Class B                                         461,524                   14,336
* IDEC Pharmaceuticals Corp.                                    74,775                   14,175
  Cintas Corp.                                                 264,237                   14,054
  Axa ADR                                                      195,491                   14,039
  Lincoln National Corp.                                       296,288                   14,018
  Occidental Petroleum Corp.                                   576,060                   13,969
* Biogen, Inc.                                                 230,115                   13,821
* eBay Inc.                                                    417,390                   13,774
  Hershey Foods Corp.                                          212,809                   13,700
  Aon Corp.                                                    399,821                   13,694
  Rockwell International Corp.                                 286,488                   13,644
  Becton, Dickinson & Co.                                      393,695                   13,632
  Apache Corp.                                                 192,833                   13,510
  Stilwell Financial, Inc.                                     342,213                   13,496
  USX-Marathon Group                                           484,704                   13,451
* King Pharmaceuticals, Inc.                                   259,432                   13,409
* Nabors Industries, Inc.                                      226,589                   13,403
* Chiron Corp.                                                 299,012                   13,306
* Univision Communications Inc.                                323,268                   13,234
* Exodus Communications, Inc.                                  658,217                   13,164
  Pitney Bowes, Inc.                                           396,601                   13,137
* McLeodUSA, Inc. Class A                                      929,118                   13,124
* DST Systems, Inc.                                            195,185                   13,077
* Human Genome Sciences, Inc.                                  188,509                   13,066
  The Clorox Co.                                               367,800                   13,057
* Starbucks Corp.                                              292,055                   12,923
  Dover Corp.                                                  315,705                   12,806
  Consolidated Edison Inc.                                     330,912                   12,740
* Intuit, Inc.                                                 322,075                   12,702
*(3) Corvis Corp.                                              528,765                   12,591
  Ralston-Ralston Purina Group                                 479,182                   12,519
  IMS Health, Inc.                                             460,933                   12,445
  Coca-Cola Enterprises, Inc.                                  652,685                   12,401
  TJX Cos., Inc.                                               445,603                   12,365

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  RadioShack Corp.                                             288,216          $        12,339
  Rohm & Haas Co.                                              339,540                   12,330
  PPG Industries, Inc.                                         263,512                   12,204
  Devon Energy Corp.                                           200,140                   12,203
  PG&E Corp.                                                   604,255                   12,085
* Openwave Systems Inc.                                        251,315                   12,047
  Jefferson-Pilot Corp.                                        160,924                   12,029
  Synovus Financial Corp.                                      443,749                   11,953
  Progressive Corp. of Ohio                                    114,002                   11,813
* Rational Software Corp.                                      296,024                   11,526
  The Limited, Inc.                                            670,220                   11,436
* Mercury Interactive Corp.                                    126,296                   11,398
  Intimate Brands, Inc.                                        758,910                   11,384
  MBIA, Inc.                                                   153,534                   11,381
  Equity Residential Properties Trust REIT                     204,122                   11,290
  Union Carbide Corp.                                          209,786                   11,289
* Wellpoint Health Networks Inc. Class A                        97,705                   11,261
  MGIC Investment Corp.                                        166,695                   11,241
  FirstEnergy Corp.                                            355,682                   11,226
* Federated Department Stores, Inc.                            316,798                   11,088
  Biomet, Inc.                                                 278,315                   11,046
* QLogic Corp.                                                 142,932                   11,006
* CNA Financial Corp.                                          282,460                   10,945
  Praxair, Inc.                                                246,097                   10,921
* Cendant Corp.                                              1,134,071                   10,915
* Convergys Corp.                                              240,759                   10,909
  Georgia Pacific Group                                        348,791                   10,856
  Molex, Inc.                                                  304,460                   10,808
  SouthTrust Corp.                                             262,158                   10,667
  Starwood Hotels & Resorts Worldwide, Inc.                    300,806                   10,603
  Constellation Energy Group                                   234,995                   10,589
* Cadence Design Systems, Inc.                                 384,460                   10,573
  Ingersoll-Rand Co.                                           250,855                   10,505
  Textron, Inc.                                                222,653                   10,353
  Summit Bancorp                                               269,890                   10,306
* Quest Diagnostics, Inc.                                       72,202                   10,253
  Amerada Hess Corp.                                           139,969                   10,226
  PPL Corp.                                                    226,271                   10,225
* NTL Inc.                                                     425,451                   10,184
  New York Times Co. Class A                                   253,613                   10,160
* Teradyne, Inc.                                               272,355                   10,145
  NiSource, Inc.                                               328,279                   10,095
  UnumProvident Corp.                                          375,263                   10,085
  United Parcel Service, Inc.                                  170,802                   10,045
  EOG Resources, Inc.                                          182,163                    9,962
* American Tower Corp. Class A                                 262,882                    9,957
  Cincinnati Financial Corp.                                   250,205                    9,899
* Bed Bath & Beyond, Inc.                                      441,830                    9,886
  Ameren Corp.                                                 213,146                    9,871
  Kerr-McGee Corp.                                             147,455                    9,870


                                      -----
                                        4

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  M & T Bank Corp.                                             145,101          $         9,867
* SunGard Data Systems, Inc.                                   208,433                    9,822
* KLA-Tencor Corp.                                             291,096                    9,806
* HEALTHSOUTH Corp.                                            598,404                    9,761
  Dollar General Corp.                                         514,362                    9,709
  Delphi Automotive Systems Corp.                              858,409                    9,657
  Mattel, Inc.                                                 666,513                    9,624
  AMBAC Financial Group Inc.                                   164,443                    9,589
* Best Buy Co., Inc.                                           324,126                    9,582
* IVAX Corp.                                                   249,868                    9,570
  Delta Air Lines, Inc.                                        190,656                    9,569
  Avery Dennison Corp.                                         173,514                    9,522
  Old Kent Financial Corp.                                     216,185                    9,458
  Regions Financial Corp.                                      345,936                    9,448
  Newell Rubbermaid, Inc.                                      415,270                    9,447
* Laboratory Corp. of America Holdings                          53,355                    9,390
  Charter One Financial                                        324,507                    9,370
* Redback Networks Inc.                                        228,166                    9,355
  SEI Corp.                                                     83,476                    9,349
  Kinder Morgan, Inc.                                          178,953                    9,339
* Sepracor Inc.                                                115,577                    9,261
* AMR Corp.                                                    235,248                    9,219
* Fiserv, Inc.                                                 193,991                    9,202
  Washington Post Co. Class B                                   14,873                    9,175
  The Pepsi Bottling Group, Inc.                               228,290                    9,117
* Noble Drilling Corp.                                         209,658                    9,107
* Gateway, Inc.                                                504,818                    9,082
* Emulex Corp.                                                 113,520                    9,075
  Northrop Grumman Corp.                                       109,238                    9,067
* USA Networks, Inc.                                           465,777                    9,054
* Adelphia Communications Corp. Class A                        175,357                    9,053
* Aetna Inc.                                                   219,549                    9,015
* BJ Services Co.                                              129,709                    8,934
  Countrywide Credit Industries, Inc.                          177,674                    8,928
  KeySpan Corp.                                                210,242                    8,909
  Symbol Technologies, Inc.                                    246,068                    8,858
* Electronic Arts Inc.                                         207,384                    8,840
  CSX Corp.                                                    340,582                    8,834
  AmSouth Bancorp                                              579,063                    8,831
  Sabre Holdings Corp.                                         201,900                    8,707
  Cinergy Corp.                                                247,686                    8,700
* Lexmark International, Inc.                                  195,867                    8,679
  DTE Energy Co.                                               222,820                    8,676
*(3) Amazon.com, Inc.                                          556,019                    8,653
* Boston Scientific Corp.                                      631,317                    8,641
  Ecolab, Inc.                                                 198,352                    8,566
* Watson Pharmaceuticals, Inc.                                 166,913                    8,544
  Zions Bancorp                                                136,080                    8,496
* Atmel Corp.                                                  730,732                    8,495
  (3) Estee Lauder Cos. Class A                                193,814                    8,491

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Bear Stearns Co., Inc.                                       167,309          $         8,480
  Telephone & Data Systems, Inc.                                93,282                    8,395
  Diamond Offshore Drilling, Inc.                              209,841                    8,394
* Crown Castle International Corp.                             309,528                    8,377
* Staples, Inc.                                                708,848                    8,373
* Thermo Electron Corp.                                        281,070                    8,362
* EchoStar Communications Corp.                                366,760                    8,344
* LSI Logic Corp.                                              488,054                    8,341
  Allegheny Energy, Inc.                                       172,021                    8,289
  Marshall & Ilsley Corp.                                      162,895                    8,280
  The CIT Group, Inc.                                          409,574                    8,243
  Eaton Corp.                                                  109,444                    8,229
  PerkinElmer, Inc.                                             77,931                    8,183
* Weatherford International, Inc.                              171,940                    8,124
* Finisar Corp.                                                277,976                    8,061
* (3) U.S. Cellular Corp.                                      133,728                    8,057
  Scientific-Atlanta, Inc.                                     247,322                    8,053
* St. Jude Medical, Inc.                                       130,655                    8,027
  Parker Hannifin Corp.                                        181,789                    8,021
  T. Rowe Price Group Inc.                                     189,398                    8,005
  Willamette Industries, Inc.                                  170,492                    8,002
  National Community Bancorp                                   322,458                    7,981
  Norfolk Southern Corp.                                       597,051                    7,948
* Health Management Associates Class A                         379,775                    7,880
  Edison International                                         501,537                    7,837
  CenturyTel, Inc.                                             219,088                    7,832
* TMP Worldwide, Inc.                                          142,272                    7,825
* Global Marine, Inc.                                          274,620                    7,792
  R.J. Reynolds Tobacco Holdings, Inc.                         159,253                    7,764
* BroadWing Inc.                                               339,121                    7,736
* (3) ONI Sytems Corp.                                         195,441                    7,732
  Dow Jones & Co., Inc.                                        136,238                    7,714
  E.W. Scripps Co. Class A                                     122,214                    7,684
  Tosco Corp.                                                  225,409                    7,650
  Torchmark Corp.                                              198,550                    7,632
* Abgenix, Inc.                                                128,708                    7,602
* Commerce One, Inc.                                           299,754                    7,588
  Vulcan Materials Co.                                         158,139                    7,571
* Apple Computer, Inc.                                         508,162                    7,559
* Metromedia Fiber Network, Inc.                               746,359                    7,557
* Jabil Circuit, Inc.                                          297,582                    7,551
  Union Planters Corp.                                         210,949                    7,541
* Tricon Global Restaurants, Inc.                              228,321                    7,535
  TRW, Inc.                                                    194,123                    7,522
* XO Communications, Inc.                                      416,201                    7,414
* R & B Falcon Corp.                                           322,692                    7,402
* NCR Corp.                                                    150,549                    7,396
  Sempra Energy                                                317,770                    7,388
* Novellus Systems, Inc.                                       205,332                    7,379
* Robert Half International, Inc.                              278,276                    7,374
  ENSCO International, Inc.                                    216,259                    7,366
  Royal Caribbean Cruises, Ltd.                                278,266                    7,360


                                      -----
                                        5

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Fortune Brands, Inc.                                         243,486          $         7,305
* Unisys Corp.                                                 489,538                    7,159
  Tiffany & Co.                                                226,271                    7,156
  Genuine Parts Co.                                            272,998                    7,149
  UST, Inc.                                                    253,825                    7,123
  Brown-Forman Corp. Class B                                   107,070                    7,120
  (3) MGM Mirage, Inc.                                         246,957                    6,961
* RF Micro Devices, Inc.                                       253,569                    6,957
  Johnson Controls, Inc.                                       133,558                    6,945
  GPU, Inc.                                                    188,240                    6,930
  Phelps Dodge Corp.                                           122,634                    6,845
  DPL Inc.                                                     206,021                    6,837
* Advanced Micro Devices, Inc.                                 489,283                    6,758
  Conseco Inc.                                                 505,847                    6,671
  Sherwin-Williams Co.                                         253,239                    6,663
* Extreme Networks, Inc.                                       170,286                    6,662
  Cooper Industries, Inc.                                      144,685                    6,646
* Micromuse Inc.                                               110,106                    6,646
* Vertex Pharmaceuticals, Inc.                                  92,180                    6,591
  Knight Ridder                                                115,249                    6,555
  SAFECO Corp.                                                 199,250                    6,550
  Harcourt General, Inc.                                       114,327                    6,540
* Citrix Systems, Inc.                                         289,935                    6,524
* Vignette Corp.                                               361,278                    6,503
  VF Corp.                                                     179,132                    6,492
  Moody's Corp.                                                252,537                    6,487
  Green Point Financial Corp.                                  158,149                    6,474
* Invitrogen Corp.                                              74,609                    6,444
  North Fork Bancorp, Inc.                                     261,933                    6,434
*(3) webMethods, Inc.                                           72,291                    6,429
  Total System Services, Inc.                                  286,589                    6,412
  TECO Energy, Inc.                                            197,705                    6,401
  Simon Property Group, Inc. REIT                              266,160                    6,388
  Reader's Digest Assn., Inc. Class A                          162,685                    6,365
* Affymetrix, Inc.                                              85,502                    6,365
  Huntington Bancshares Inc.                                   391,422                    6,336
* Protein Design Labs, Inc.                                     72,700                    6,316
  Pinnacle West Capital Corp.                                  131,969                    6,285
  H & R Block, Inc.                                            150,242                    6,216
* Andrx Group                                                  106,940                    6,189
  Neuberger Berman Inc.                                         76,192                    6,176
* Express Scripts                                               60,305                    6,166
  Equifax, Inc.                                                214,800                    6,162
* Manugistics Group, Inc.                                      107,400                    6,122
* Gilead Sciences, Inc.                                         73,619                    6,106
  UnionBanCal Corp.                                            253,363                    6,097
* Jones Apparel Group, Inc.                                    187,446                    6,033
  Allmerica Financial Corp.                                     83,187                    6,031
  Hilton Hotels Corp.                                          574,232                    6,029
  Golden State Bancorp Inc.                                    191,133                    6,009
* SCI Systems, Inc.                                            227,803                    6,008
  A.G. Edwards & Sons, Inc.                                    126,529                    6,002
* Charter Communications, Inc.                                 264,473                    6,000

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  CMS Energy Corp.                                             188,760          $         5,981
* Smith International, Inc.                                     79,223                    5,907
*(3) Avanex Corp.                                               99,086                    5,902
  Old Republic International Corp.                             184,002                    5,888
  PACCAR, Inc.                                                 119,450                    5,883
  Eastman Chemical Co.                                         120,074                    5,854
* Apollo Group, Inc. Class A                                   118,804                    5,844
  First Tennessee National Corp.                               201,258                    5,824
  Leggett & Platt, Inc.                                        306,726                    5,809
  The BFGoodrich Co.                                           159,066                    5,786
* Powerwave Technologies, Inc.                                  98,757                    5,777
  Santa Fe International Corp.                                 179,607                    5,759
* Macrovision Corp.                                             77,508                    5,737
  Family Dollar Stores, Inc.                                   267,432                    5,733
  Boston Properties, Inc. REIT                                 131,682                    5,728
  ProLogis Trust REIT                                          257,334                    5,726
* Parametric Technology Corp.                                  425,546                    5,718
* TeleCorp PCS, Inc.                                           255,250                    5,711
* E.Piphany Inc.                                               105,830                    5,708
  The Goodyear Tire & Rubber Co.                               245,951                    5,654
  Northeast Utilities                                          232,129                    5,629
* National Semiconductor Corp.                                 278,823                    5,611
  TCF Financial Corp.                                          125,633                    5,599
* Litton Industries, Inc.                                       71,098                    5,595
* Cooper Cameron Corp.                                          84,487                    5,581
  Popular, Inc.                                                212,055                    5,580
  Transatlantic Holdings, Inc.                                  52,682                    5,578
* Park Place Entertainment                                     465,741                    5,560
  Sigma-Aldrich Corp.                                          140,827                    5,536
* Timberland Co.                                                82,200                    5,497
* Toys R Us, Inc.                                              329,210                    5,494
* Integrated Device Technology Inc.                            165,642                    5,487
* Conexant Systems, Inc.                                       356,061                    5,474
  Keebler Foods Co.                                            132,062                    5,472
  Investors Financial Services Corp.                            63,500                    5,461
* AutoZone Inc.                                                190,793                    5,438
* International Game Technology                                113,272                    5,437
* Acxiom Corp.                                                 139,007                    5,413
* Citizens Communications Co.                                  412,197                    5,410
  ServiceMaster Co.                                            470,087                    5,406
  W.W. Grainger, Inc.                                          147,994                    5,402
* Rambus Inc.                                                  149,152                    5,388
* SPX Corp.                                                     49,783                    5,386
* American Standard Cos., Inc.                                 109,169                    5,383
* TriQuint Semiconductor, Inc.                                 123,136                    5,380
  Apartment Investment & Management Co. Class A REIT           107,500                    5,368
* BMC Software, Inc.                                           382,993                    5,362
  Federated Investors, Inc.                                    183,849                    5,355
* Oxford Health Plan                                           134,477                    5,312
  ITT Industries, Inc.                                         136,902                    5,305
  Legg Mason Inc.                                               96,652                    5,268


                                      -----
                                        6

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* NetIQ Corp.                                                   60,216          $         5,261
* Metro-Goldwyn-Mayer Inc.                                     320,378                    5,226
  Vornado Realty Trust REIT                                    135,789                    5,202
* Synopsys, Inc.                                               109,586                    5,198
  Avalonbay Communities, Inc. REIT                             103,690                    5,197
* Universal Health Services Class B                             46,447                    5,190
  R.R. Donnelley & Sons Co.                                    191,598                    5,173
* Internet Security Systems, Inc.                               65,368                    5,127
  Black & Decker Corp.                                         130,197                    5,110
* Smurfit-Stone Container Corp.                                341,716                    5,104
  Spieker Properties, Inc. REIT                                101,602                    5,093
* Interwoven, Inc.                                              76,820                    5,065
* CheckFree Corp.                                              119,095                    5,062
* Affiliated Computer Services, Inc. Class A                    83,153                    5,046
* AmeriSource Health Corp.                                      99,892                    5,045
* TranSwitch Corp.                                             128,911                    5,044
  Tektronix, Inc.                                              149,557                    5,038
  Hillenbrand Industries, Inc.                                  97,744                    5,034
  The Mead Corp.                                               160,312                    5,030
* Macromedia, Inc.                                              82,690                    5,023
  Dime Bancorp, Inc.                                           169,845                    5,021
  Waddell & Reed Financial, Inc. Class B                       133,501                    5,006
* Health Net Inc.                                              191,018                    5,002
  Whirlpool Corp.                                              104,676                    4,992
* BroadVision, Inc.                                            420,177                    4,963
* Fox Entertainment Group, Inc. Class A                        275,031                    4,916
  Mylan Laboratories, Inc.                                     194,834                    4,907
  Duke Realty Investments, Inc. REIT                           199,140                    4,904
* Continental Airlines, Inc. Class B                            94,268                    4,867
* National-Oilwell, Inc.                                       125,769                    4,866
  SCANA Corp.                                                  164,281                    4,857
  Nucor Corp.                                                  121,631                    4,827
  Xerox Corp.                                                1,043,051                    4,824
* Lamar Advertising Co. Class A                                124,762                    4,815
* Harrah's Entertainment, Inc.                                 182,305                    4,808
  Archstone Communities Trust REIT                             186,010                    4,790
* Power-One, Inc.                                              121,543                    4,778
* Republic Services, Inc. Class A                              275,311                    4,732
* Lincare Holdings, Inc.                                        82,853                    4,728
  Mercantile Bankshares Corp.                                  109,280                    4,720
  Public Storage, Inc. REIT                                    193,576                    4,706
* ImClone Systems, Inc.                                        106,580                    4,690
  The PMI Group Inc.                                            69,159                    4,681
* 3Com Corp.                                                   550,564                    4,680
  Wendy's International, Inc.                                  177,671                    4,664
* Community Health Systems, Inc.                               132,984                    4,654

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Mitchell Energy & Development Corp. Class A                   75,856          $         4,646
*(3) Transmeta Corp.                                           197,509                    4,641
* Informatica Corp.                                            117,230                    4,638
* BISYS Group, Inc.                                             88,537                    4,615
  Adolph Coors Co. Class B                                      57,405                    4,610
  Westvaco Corp.                                               157,728                    4,604
* Trigon Healthcare, Inc.                                       59,088                    4,598
  Delhaize America, Inc. Class A                               259,452                    4,589
* Ocean Energy, Inc.                                           263,752                    4,583
* Medarex, Inc.                                                112,422                    4,581
  Sunoco, Inc.                                                 135,302                    4,558
* Ceridian Corp.                                               228,184                    4,549
  American Water Works Co., Inc.                               154,401                    4,536
  Millipore Corp.                                               71,970                    4,534
  Compass Bancshares Inc.                                      189,887                    4,534
  UtiliCorp United, Inc.                                       145,657                    4,515
  Manpower Inc.                                                118,786                    4,514
  Banknorth Group, Inc.                                        226,008                    4,506
  Tyson Foods, Inc.                                            353,009                    4,501
  Newmont Mining Corp.                                         263,462                    4,495
* Micrel, Inc.                                                 133,059                    4,482
  Host Marriott Corp. REIT                                     345,856                    4,475
* Avaya Inc.                                                   433,824                    4,474
* Allied Waste Industries, Inc.                                307,093                    4,472
  J.C. Penney Co., Inc.                                        408,880                    4,447
  AVX Corp.                                                    271,542                    4,447
  Radian Group, Inc.                                            59,219                    4,445
* Caremark Rx, Inc.                                            327,724                    4,445
  IBP, Inc.                                                    166,033                    4,441
* WebMD Corporation                                            558,778                    4,435
  Bowater Inc.                                                  78,617                    4,432
  Talbots Inc.                                                  96,944                    4,423
* Arrow Electronics, Inc.                                      153,095                    4,382
* Western Wireless Corp. Class A                               111,819                    4,382
  Fidelity National Financial, Inc.                            118,460                    4,376
* BJ's Wholesale Club, Inc.                                    113,751                    4,365
  Darden Restaurants Inc.                                      189,682                    4,339
* Hispanic Broadcasting Corp.                                  170,093                    4,337
* Cabletron Systems, Inc.                                      287,720                    4,334
* Brinker International, Inc.                                  102,427                    4,328
  BHC Communications, Inc. Class A                              33,425                    4,320
  Astoria Financial Corp.                                       79,518                    4,319
  Expeditors International of Washington, Inc.                  80,441                    4,319
  Unitrin, Inc.                                                106,253                    4,317
  Potomac Electric Power Co.                                   174,638                    4,315
* Peregrine Systems, Inc.                                      218,410                    4,314
* Nextel Partners, Inc.                                        254,941                    4,286
  Wisconsin Energy Corp.                                       189,637                    4,279
  Temple-Inland Inc.                                            79,635                    4,270
* Oplink Communications, Inc.                                  237,899                    4,267


                                      -----

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Murphy Oil Corp.                                              70,525          $         4,262
* MiniMed, Inc.                                                100,981                    4,244
  Winn-Dixie Stores, Inc.                                      219,063                    4,244
* US Airways Group, Inc.                                       104,480                    4,238
* Barr Labs Inc.                                                58,050                    4,234
  Ultramar Diamond Shamrock Corp.                              136,859                    4,226
  Kimco Realty Corp. REIT                                       95,604                    4,225
  The Stanley Works                                            134,689                    4,201
  Commerce Bancshares, Inc.                                     98,795                    4,199
  C.H. Robinson Worldwide, Inc.                                133,146                    4,186
  Jack Henry & Associates                                       67,288                    4,180
* ChoicePoint Inc.                                              63,447                    4,160
* Dollar Tree Stores, Inc.                                     168,543                    4,129
* Devry, Inc.                                                  109,375                    4,129
* Hanover Compressor Co.                                        92,582                    4,126
* Microchip Technology, Inc.                                   187,070                    4,104
  Engelhard Corp.                                              200,602                    4,087
  Pall Corp.                                                   191,694                    4,085
* Cephalon, Inc.                                                64,458                    4,081
* Niagara Mohawk Holdings Inc.                                 244,430                    4,079
* OSI Pharmaceticals, Inc.                                      50,898                    4,078
  Hormel Foods Corp.                                           218,552                    4,071
* Cypress Semiconductor Corp.                                  205,700                    4,050
* L-3 Communications Holdings, Inc.                             52,510                    4,043
  Noble Affiliates, Inc.                                        87,788                    4,038
* Humana, Inc.                                                 263,438                    4,017
* Kmart Corp.                                                  755,294                    4,012
* InfoSpace, Inc.                                              453,527                    4,011
* Northwest Airlines Corp. Class A                             133,111                    4,010
* Rowan Cos., Inc.                                             148,146                    4,000
  Alliant Energy Corp.                                         124,328                    3,963
  Energy East Corp.                                            200,736                    3,952
  Whitman Corp.                                                241,338                    3,952
* Enzon, Inc.                                                   63,659                    3,951
* Cree, Inc.                                                   111,099                    3,947
  MCN Energy Group Inc.                                        142,051                    3,933
  Ashland, Inc.                                                109,199                    3,919
  Arthur J. Gallagher & Co.                                     61,520                    3,914
  Beckman Coulter, Inc.                                         93,246                    3,911
* Wind River Systems Inc.                                      114,484                    3,907
  Maytag Corp.                                                 120,841                    3,905
  Newport Corp.                                                 49,583                    3,898
* Fluor Corp.                                                  117,053                    3,870
  Tidewater Inc.                                                87,121                    3,866
  National Fuel Gas Co.                                         61,419                    3,866
* LifePoint Hospitals, Inc.                                     77,094                    3,864
* CSG Systems International, Inc.                               82,161                    3,856
  McCormick & Co., Inc.                                        106,869                    3,854
* National Instruments Corp.                                    78,801                    3,827
* CDW Computer Centers, Inc.                                   137,201                    3,824
  ICN Pharmaceuticals, Inc.                                    124,148                    3,810

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Questar Corp.                                                126,444          $         3,801
* ICOS Corp.                                                    73,159                    3,800
* Polycom, Inc.                                                117,781                    3,791
* Allegiance Telecom, Inc.                                     169,658                    3,778
* Quintiles Transnational Corp.                                180,269                    3,774
* Symantec Corp.                                               112,973                    3,770
  Diebold, Inc.                                                112,605                    3,758
* American Power Conversion Corp.                              303,503                    3,756
* Grant Prideco, Inc.                                          171,116                    3,754
  GATX Corp.                                                    75,174                    3,749
  Shaw Industries, Inc.                                        197,772                    3,745
  Puget Sound Energy Inc.                                      134,630                    3,744
  The Timber Co.                                               125,064                    3,744
  Alberto-Culver Co. Class B                                    87,197                    3,733
  Crescent Real Estate, Inc. REIT                              166,977                    3,715
* Quest Software, Inc.                                         132,258                    3,711
  Mercury General Corp.                                         84,415                    3,704
  FirstMerit Corp.                                             138,447                    3,701
* Apria Healthcare                                             124,200                    3,695
  Circuit City Stores, Inc.                                    320,906                    3,690
  Nordstrom, Inc.                                              202,904                    3,690
  C.R. Bard, Inc.                                               79,140                    3,685
* Amkor Technology, Inc.                                       237,180                    3,680
* Chris-Craft Industries, Inc.                                  54,968                    3,655
* Plantronics, Inc.                                             77,401                    3,638
  Hudson City Bancorp, Inc.                                    178,888                    3,622
* Cytyc Corp.                                                   57,787                    3,615
  NSTAR                                                         84,113                    3,606
* Agile Software Corp.                                          72,802                    3,595
* E*TRADE Group, Inc.                                          487,329                    3,594
* Compuware Corp.                                              571,853                    3,574
  Eaton Vance Corp.                                            110,790                    3,573
* Patterson Dental Co.                                         105,234                    3,565
  Valero Energy Corp.                                           95,714                    3,559
  The MONY Group Inc.                                           71,945                    3,557
* Cerner Corp.                                                  76,670                    3,546
  Dana Corp.                                                   231,557                    3,546
  Lennar Corp.                                                  97,721                    3,542
* First Health Group Corp.                                      75,637                    3,522
  Herman Miller, Inc.                                          122,449                    3,520
  Centex Corp.                                                  92,717                    3,483
  First Virginia Banks, Inc.                                    72,304                    3,471
* At Home Corp. Series A                                       627,264                    3,470
  Precision Castparts Corp.                                     82,300                    3,462
  Liz Claiborne, Inc.                                           82,923                    3,452
  Bank United Corp. Class A                                     50,594                    3,450
  Skywest, Inc.                                                119,600                    3,439
  Helmerich & Payne, Inc.                                       78,207                    3,431
  Montana Power Co.                                            165,234                    3,429
* Apogent Technologies Inc.                                    167,046                    3,424
*(3) Akamai Technologies, Inc.                                 161,773                    3,407
  Equitable Resources, Inc.                                     50,997                    3,404
* FMC Corp.                                                     47,470                    3,403


                                      -----
                                        8

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Catalina Marketing Corp.                                      87,396          $         3,403
  Cullen/Frost Bankers, Inc.                                    81,348                    3,401
  AMB Property Corp. REIT                                      131,440                    3,393
  True North Communications                                     79,319                    3,371
* Indymac Bancorp, Inc.                                        114,131                    3,367
* Westwood One, Inc.                                           174,103                    3,362
* Varian Medical Systems, Inc.                                  49,478                    3,361
  Commerce Bancorp, Inc.                                        49,135                    3,360
  Sonoco Products Co.                                          155,257                    3,357
  Viad Corp.                                                   145,951                    3,357
* NVIDIA Corp.                                                 102,398                    3,355
  Bausch & Lomb, Inc.                                           82,953                    3,354
  Bergen Brunswig Corp. Class A                                211,047                    3,341
* Applera Corp.-Celera Genomics Group                           92,715                    3,332
  Liberty Financial Cos., Inc.                                  74,718                    3,330
  IPALCO Enterprises, Inc.                                     137,609                    3,328
* Venator Group, Inc.                                          214,416                    3,323
* AmeriCredit Corp.                                            121,929                    3,323
* Manor Care, Inc.                                             160,958                    3,320
* Office Depot, Inc.                                           465,690                    3,318
* Inhale Therapeutic Systems                                    65,672                    3,316
* Sealed Air Corp.                                             108,641                    3,314
* AutoNation, Inc.                                             550,368                    3,302
* RSA Security Inc.                                             62,420                    3,300
* Sawtek Inc.                                                   71,380                    3,297
  Harris Corp.                                                 107,543                    3,294
  First American Corp.                                         100,064                    3,290
  New York Community Bancorp, Inc.                              89,340                    3,283
* Vishay Intertechnology, Inc.                                 216,974                    3,282
* ACNielson Corp.                                               90,251                    3,272
* Time Warner Telecom Inc.                                      51,550                    3,270
*(3) Capstone Turbine Corp.                                    116,683                    3,267
  Fastenal Co.                                                  59,494                    3,265
* Celgene Corp.                                                100,379                    3,262
  Protective Life Corp.                                        101,082                    3,260
* Dun & Bradstreet Corp.                                       125,665                    3,252
  Associated Banc-Corp.                                        106,980                    3,250
  CarrAmerica Realty Corp. REIT                                103,593                    3,244
* Orion Power Holdings, Inc.                                   131,401                    3,236
  Hibernia Corp. Class A                                       252,979                    3,225
* Art Technology Group, Inc.                                   105,380                    3,221
* Varco International, Inc.                                    147,671                    3,212
  CONSOL Energy, Inc.                                          114,441                    3,197
* Energizer Holdings, Inc.                                     149,162                    3,188
  White Mountains Insurance Group Inc.                           9,985                    3,185
  Hercules, Inc.                                               167,069                    3,185
  International Flavors & Fragrances, Inc.                     156,658                    3,182
* Quanta Services, Inc.                                         98,850                    3,182
  MDU Resources Group, Inc.                                     97,879                    3,181
* Iron Mountain, Inc.                                           85,279                    3,166

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Newfield Exploration Co.                                      66,678          $         3,163
  DENTSPLY International Inc.                                   80,843                    3,163
* Inktomi Corp.                                                176,887                    3,162
  International Speedway Corp.                                  82,973                    3,153
* Outback Steakhouse                                           121,804                    3,152
  Wilmington Trust Corp.                                        50,692                    3,146
* Pioneer Natural Resources Co.                                159,358                    3,137
* Albany Molecular Research, Inc.                               50,798                    3,130
* Abercrombie & Fitch Co.                                      156,349                    3,127
  UAL Corp.                                                     80,120                    3,120
* Chesapeake Energy Corp.                                      307,900                    3,117
  Omnicare, Inc.                                               144,086                    3,116
* Louis Dreyfus Natural Gas Corp.                               67,922                    3,112
  Avnet, Inc.                                                  144,352                    3,104
* Pactiv Corp.                                                 249,904                    3,093
  Martin Marietta Materials, Inc.                               73,082                    3,091
* Quantum Corp-DLT & Storage Systems                           232,026                    3,089
* Shaw Group, Inc.                                              61,740                    3,087
* Lattice Semiconductor Corp.                                  167,665                    3,081
  Leucadia National Corp.                                       86,912                    3,080
* Critical Path, Inc.                                          100,082                    3,078
*(3) PRIMEDIA Inc.                                             257,510                    3,074
* Silicon Valley Bancshares                                     88,900                    3,073
* CNET Networks, Inc.                                          191,449                    3,060
* Cor Therapeutics, Inc.                                        86,796                    3,054
* GlobeSpan, Inc.                                              111,028                    3,053
* American Eagle Outfitters, Inc.                               72,245                    3,052
  Liberty Property Trust REIT                                  106,748                    3,049
  Cross Timbers Oil Co.                                        109,777                    3,046
* Sodexho Marriott Services, Inc.                              137,546                    3,043
* J.D. Edwards & Co.                                           170,092                    3,030
  NICOR, Inc.                                                   69,936                    3,020
  Boise Cascade Corp.                                           89,565                    3,012
  Centura Banks, Inc.                                           62,341                    3,008
* Powertel Inc.                                                 48,460                    3,001
  Erie Indemnity Co. Class A                                   100,614                    3,000
* Sicor, Inc.                                                  207,414                    2,995
  The McClatchy Co. Class A                                     70,186                    2,992
  OGE Energy Corp.                                             122,025                    2,982
  Wesco Financial Corp.                                         10,563                    2,976
  Johns Manville Corp.                                         229,685                    2,972
* Pharmaceutical Product Development, Inc.                      59,770                    2,970
  DQE Inc.                                                      90,230                    2,955
  General Growth Properties Inc. REIT                           81,555                    2,951
* Barrett Resources Corp.                                       51,905                    2,949
  Great Lakes Chemical Corp.                                    79,233                    2,946
* Stone Energy Corp.                                            45,600                    2,943
  Bindly Western Industries, Inc.                               70,788                    2,942
  Belo Corp. Class A                                           183,793                    2,941
* Forest Oil Corp.                                              79,620                    2,936
  Downey Financial Corp.                                        53,300                    2,932


                                      -----
                                        9

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Toll Brothers, Inc.                                           71,700          $         2,931
* SanDisk Corp.                                                105,332                    2,923
* Catellus Development Corp.                                   166,841                    2,920
  Valley National Bancorp                                       87,625                    2,919
  The St. Joe Co.                                              132,538                    2,916
* Myriad Genetics, Inc.                                         35,209                    2,914
* Inet Technologies, Inc.                                       71,740                    2,905
* International Rectifier Corp.                                 96,834                    2,905
* Scios, Inc.                                                  130,500                    2,904
  IDACORP, Inc.                                                 59,085                    2,899
  ALLETE                                                       116,463                    2,890
  City National Corp.                                           74,397                    2,888
  Newport News Shipbuilding Inc.                                55,303                    2,876
* Spectrasite Holdings, Inc.                                   216,942                    2,874
  BancWest Corp.                                               109,957                    2,873
  Provident Financial Group, Inc.                               76,543                    2,870
  Sovereign Bancorp, Inc.                                      353,174                    2,870
  SuperValu Inc.                                               206,343                    2,863
  Deluxe Corp.                                                 113,282                    2,863
  Hasbro, Inc.                                                 268,431                    2,852
  American National Insurance Co.                               38,985                    2,846
* Triton PCS, Inc.                                              83,622                    2,838
  ONEOK, Inc.                                                   58,773                    2,828
* LAM Research Corp.                                           194,984                    2,827
* Documentum, Inc.                                              56,867                    2,826
* Province Healthcare Co.                                       71,700                    2,823
* O'Reilly Automotive, Inc.                                    105,400                    2,819
  Lyondell Chemical Co.                                        183,802                    2,814
  Bemis Co., Inc.                                               83,667                    2,808
* West TeleServices Corp.                                       99,603                    2,801
  Galileo International, Inc.                                  140,024                    2,800
* Mentor Graphics Corp.                                        101,882                    2,795
* HS Resources Inc.                                             65,901                    2,793
  IMC Global Inc.                                              179,207                    2,789
  Rouse Co. REIT                                               109,358                    2,789
*(3) CMGI Inc                                                  498,009                    2,786
* Medicis Pharmaceutical Corp.                                  47,113                    2,786
  Conectiv, Inc.                                               138,197                    2,773
* Columbia Sportswear Co.                                       55,700                    2,771
  John Nuveen Co. Class A                                       48,109                    2,766
  Roslyn Bancorp, Inc.                                         101,221                    2,765
  Old National Bancorp                                          92,257                    2,762
  Alpharma, Inc. Class A                                        62,925                    2,761
* Sybase, Inc.                                                 138,925                    2,752
* Tekelec                                                       91,675                    2,750
  Comdisco, Inc.                                               240,170                    2,747
* Andrew Corp.                                                 126,197                    2,745
  Cabot Corp.                                                  103,982                    2,743
  Western Resources, Inc.                                      110,098                    2,732
  Reinsurance Group of America, Inc.                            76,948                    2,732
* Southern Union Co.                                           102,837                    2,725
  Crane Co.                                                     95,517                    2,716
* Imperial Bancorp                                             103,176                    2,708

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Centennial Communications Corp. Class A                      144,382          $         2,707
* Foundry Networks, Inc.                                       180,310                    2,705
* Valassis Communications, Inc.                                 85,330                    2,693
* Smithfield Foods, Inc.                                        88,497                    2,690
* Packaging Corp. of America                                   165,976                    2,676
* Novell, Inc.                                                 512,349                    2,674
  Pulte Corp.                                                   63,336                    2,672
*(3) ResMed Inc.                                                67,000                    2,672
* Barnes & Noble, Inc.                                         100,627                    2,667
  Teleflex Inc.                                                 60,326                    2,666
  Hollinger International, Inc.                                167,815                    2,664
* Knight Trading Group, Inc.                                   190,846                    2,660
* Aeroflex, Inc.                                                92,257                    2,660
  Kansas City Power & Light Co.                                 96,932                    2,660
  Fulton Financial Corp.                                       115,307                    2,659
* Jacobs Engineering Group Inc.                                 57,400                    2,651
* Barra, Inc.                                                   56,250                    2,651
* Patterson Energy, Inc.                                        71,100                    2,648
* Alkermes, Inc.                                                83,987                    2,635
  Block Drug Co. Class A                                        50,010                    2,635
  Mack-Cali Realty Corp. REIT                                   92,164                    2,632
  Allied Capital Corp.                                         125,469                    2,619
* Coventry Health Care Inc.                                     97,997                    2,615
* Mandalay Resort Group                                        119,028                    2,611
  iStar FInancial Inc.                                         132,411                    2,607
* Tanox, Inc.                                                   66,253                    2,596
  D. R. Horton, Inc.                                           105,800                    2,585
  American Financial Group, Inc.                                97,213                    2,582
* Lear Corp.                                                   103,935                    2,579
  CNF Inc.                                                      76,189                    2,576
* HomeStore.com, Inc.                                          127,800                    2,572
  Snap-On Inc.                                                  92,190                    2,570
  Greater Bay Bancorp                                           62,632                    2,568
  Meredith Corp.                                                79,463                    2,558
  Lafarge Corp.                                                107,870                    2,548
  Essex Property Trust, Inc. REIT                               46,334                    2,537
  Energen Corp.                                                 78,700                    2,533
* Pride International Inc.                                     102,828                    2,532
  Harte-Hanks, Inc.                                            106,829                    2,531
* Whole Foods Market, Inc.                                      41,380                    2,529
* Amphenol Corp.                                                64,520                    2,528
* Cytec Industries, Inc.                                        63,290                    2,528
  Raymond James Financial, Inc.                                 72,357                    2,523
  USX-U.S. Steel Group                                         139,738                    2,515
* Priority Healthcare Corp. Class B                             61,600                    2,514
  Kaufman & Broad Home Corp.                                    74,616                    2,514
* Footstar Inc.                                                 50,770                    2,513
* INCYTE Genomics, Inc.                                        100,774                    2,507
* SBA Communications Corp.                                      61,017                    2,506
  Peoples Bank Bridgeport                                       96,801                    2,505
* Getty Images, Inc.                                            77,910                    2,493
  Clayton Homes Inc.                                           216,612                    2,491
  Metris Cos., Inc.                                             94,581                    2,489


                                      -----
                                       10

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Arden Realty Group, Inc. REIT                                 98,962          $         2,486
* Alpha Industries, Inc.                                        67,186                    2,486
* Payless ShoeSource, Inc.                                      35,110                    2,484
  Peoples Energy Corp.                                          55,496                    2,483
  Weis Markets, Inc.                                            64,764                    2,481
  WestAmerica Bancorporation                                    57,668                    2,480
  Flowers Industries, Inc.                                     157,157                    2,475
  Cummins Engine Co., Inc.                                      65,229                    2,475
* Southwest Bancorporation of Texas, Inc.                       57,400                    2,465
  Vectren Corp.                                                 95,869                    2,457
* Marine Drilling Co., Inc.                                     91,767                    2,455
  Dallas Semiconductor Corp.                                    95,712                    2,453
* Netegrity, Inc.                                               45,081                    2,451
* Scholastic Corp.                                              27,614                    2,447
* Reebok International Ltd.                                     89,385                    2,444
* Learning Tree International, Inc.                             49,300                    2,440
  Reynolds & Reynolds Class A                                  120,403                    2,438
*(3) McDATA Corp.                                               44,440                    2,433
* Professional Detailing, Inc.                                  23,000                    2,433
  Western Gas Resources, Inc.                                   72,100                    2,429
* Sensormatic Electronics Corp.                                120,754                    2,423
* Navistar International Corp.                                  92,458                    2,421
  Autodesk, Inc.                                                89,720                    2,417
  Doral Financial Corp.                                         99,600                    2,409
* EMCORE Corp.                                                  51,255                    2,409
  HON Industries, Inc.                                          94,397                    2,407
* Stillwater Mining Co.                                         60,657                    2,387
* Aether Systems, Inc.                                          60,785                    2,378
  Health Care Properties Investors REIT                         79,461                    2,374
  StanCorp Financial Group, Inc.                                49,685                    2,372
* Orthodontic Centers of America, Inc.                          75,891                    2,372
* First Federal Financial Corp.                                 73,268                    2,367
  Webster Financial Corp.                                       83,563                    2,366
  Carter-Wallace, Inc.                                          70,728                    2,361
*(3) Wireless Facilities, Inc.                                  64,980                    2,356
* Impath, Inc.                                                  35,400                    2,354
* Dycom Industries, Inc.                                        65,442                    2,352
  Ruby Tuesday, Inc.                                           153,948                    2,348
* Education Management Corp.                                    65,600                    2,345
* Anaren Microwave, Inc.                                        34,804                    2,338
  Post Properties, Inc. REIT                                    62,225                    2,337
* Aviron                                                        34,919                    2,333
* Infonet Services Corp.                                       466,410                    2,332
  Hubbell Inc. Class B                                          87,985                    2,332
* Digene Corp.                                                  52,100                    2,328
* Alleghany Corp.                                               11,316                    2,325
  Charles E. Smith Residential Realty, Inc. REIT                49,400                    2,322
  Washington Federal Inc.                                       81,624                    2,321
* Labranche & Co. Inc.                                          75,891                    2,319
* Techne                                                        63,959                    2,307

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Universal Corp.                                               65,700          $         2,300
* Mohawk Industries, Inc.                                       83,913                    2,297
  Highwood Properties, Inc. REIT                                92,269                    2,295
* Semtech Corp.                                                103,917                    2,293
  Visteon Corp.                                                199,302                    2,292
  Black Hills Corp.                                             51,200                    2,291
* Fisher Scientific International Inc.                          62,087                    2,289
* Advanced Fibre Communications, Inc.                          126,376                    2,283
* Tech Data Corp.                                               84,104                    2,275
  BRE Properties Inc. Class A REIT                              71,778                    2,274
* SpeechWorks International Inc.                                46,340                    2,274
  Trustmark Corp.                                              107,855                    2,265
* Sapient Corp.                                                189,467                    2,262
  Pacific Century Financial Corp.                              127,755                    2,260
* Cirrus Logic                                                 120,412                    2,258
  Sky Financial Group, Inc.                                    134,763                    2,257
  Cabot Oil & Gas Corp. Class A                                 72,200                    2,252
* Immunomedics Inc.                                            104,600                    2,249
  Brunswick Corp.                                              136,650                    2,246
* Silicon Valley Group, Inc.                                    78,100                    2,245
* Advance Paradigm, Inc.                                        49,200                    2,239
  Houghton Mifflin Co.                                          48,250                    2,238
* Henry Schein, Inc.                                            64,426                    2,231
  Capitol Federal Financial                                    132,999                    2,228
  WGL Holdings Inc.                                             73,048                    2,223
  Enterprise Products Partners L.P.                             70,700                    2,223
*(3) Pixar, Inc.                                                74,034                    2,221
  WPS Resources Corp.                                           60,321                    2,221
* Saks Inc.                                                    221,344                    2,213
  Callaway Golf Co.                                            118,758                    2,212
* Insituform Technologies Class A                               55,300                    2,205
* Nova Corp. (Georgia)                                         110,304                    2,199
  Forest City Enterprise Class A                                56,100                    2,199
* Tularik, Inc.                                                 74,663                    2,198
* Syncor International Corp.                                    60,200                    2,190
  Tootsie Roll Industries, Inc.                                 47,423                    2,184
* NPS Pharmaceuticals Inc.                                      45,331                    2,176
  Ross Stores, Inc.                                            128,927                    2,176
* Manhattan Associates, Inc.                                    51,000                    2,174
  Graco, Inc.                                                   52,347                    2,166
  Heller Financial, Inc.                                        70,470                    2,163
* Affiliated Managers Group, Inc.                               39,400                    2,162
  Chittenden Corp.                                              70,971                    2,151
  Hertz Corp. Class A                                           63,008                    2,150
* Gentex Corp.                                                 115,406                    2,149
  Citizens Banking Corp.                                        73,837                    2,146
* Dobson Communications Corp.                                  146,630                    2,144
* Cosine Communications, Inc.                                  154,514                    2,144
*(3) Edison Schools Inc.                                        68,018                    2,143
* Sotheby's Holdings Class A                                    92,279                    2,140
  Pogo Producing Co.                                            68,742                    2,140
  Cousins Properties, Inc. REIT                                 76,471                    2,136
  Technitrol, Inc.                                              51,808                    2,131


                                      -----
                                       11

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Valspar Corp.                                                 66,179          $         2,130
  Lubrizol Corp.                                                82,620                    2,127
* RealNetworks, Inc.                                           244,830                    2,127
* Six Flags, Inc.                                              123,640                    2,125
* FileNet Corp.                                                 77,900                    2,123
* Nuance Communications Inc.                                    49,090                    2,117
* R.H. Donnelley Corp.                                          87,042                    2,116
  Vintage Petroleum, Inc.                                       98,349                    2,115
* Global Industries Ltd.                                       154,481                    2,114
* The Neiman Marcus Group, Inc. Class A                         59,345                    2,110
* Markel Corp.                                                  11,634                    2,106
* DoubleClick Inc.                                             191,347                    2,105
* Emmis Communications, Inc.                                    73,359                    2,104
* Alliant Techsystems, Inc.                                     31,500                    2,103
* Suiza Foods Corp.                                             43,697                    2,097
  First Industrial Realty Trust REIT                            61,607                    2,095
  Ethan Allen Interiors, Inc.                                   62,460                    2,092
* KEMET Corp.                                                  138,202                    2,090
* Aspen Technologies, Inc.                                      62,800                    2,088
* SERENA Software, Inc.                                         60,929                    2,086
* CV Therapeutics, Inc.                                         29,453                    2,084
  Ball Corp.                                                    45,141                    2,079
  Franchise Finance Corp. of America REIT                       88,933                    2,073
* APW Ltd.                                                      61,423                    2,073
  Brown & Brown, Inc.                                           59,200                    2,072
* SEACOR SMIT Inc.                                              39,300                    2,068
  FelCor Lodging Trust, Inc. REIT                               86,297                    2,066
* STERIS Corp.                                                 127,698                    2,059
* Grey Wolf, Inc.                                              349,900                    2,056
* Ultratech Stepper, Inc.                                       79,400                    2,054
  Carlisle Co., Inc.                                            47,708                    2,048
  Lee Enterprises, Inc.                                         68,629                    2,046
* Veritas DGC Inc.                                              63,300                    2,045
* Investment Technology Group, Inc.                             48,952                    2,044
  Diagnostic Products Corp.                                     37,323                    2,039
* Regeneron Pharmaceuticals, Inc.                               57,473                    2,027
* Portal Software, Inc.                                        258,278                    2,026
  OM Group, Inc.                                                37,036                    2,023
* Bally Total Fitness Holding Corp.                             59,700                    2,022
* CEC Entertainment Inc.                                        59,200                    2,020
* Anchor Gaming                                                 51,798                    2,020
  Allegheny Technologies Inc.                                  127,176                    2,019
* Pacific Sunwear of California                                 78,725                    2,017
* Edwards Lifesciences Corp.                                   113,412                    2,013
* American Freightways                                          71,904                    2,009
* Bruker Daltonics, Inc.                                        85,180                    2,007
* Vicor Corp.                                                   65,993                    2,005
  Solutia, Inc.                                                166,908                    2,003
* Ulticom, Inc.                                                 58,706                    2,000
* Teledyne Technologies, Inc.                                   84,617                    1,999
  Valhi, Inc.                                                  173,800                    1,999

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Florida East Coast Industries, Inc. CL A                      55,700          $         1,998
  Sierra Pacific Resources                                     124,344                    1,997
* Renal Care Group, Inc.                                        72,750                    1,995
* Tetra Tech, Inc.                                              62,426                    1,990
  Penton Media, Inc. Class A                                    74,034                    1,990
  Camden Property Trust REIT                                    59,300                    1,987
  Hospitality Properties Trust REIT                             87,634                    1,983
  Federal Signal Corp.                                         100,862                    1,979
  John Wiley & Sons Class A                                     91,715                    1,972
* Security Capital Group Inc. REIT Class B                      98,200                    1,970
  Brady Corp. Class A                                           58,200                    1,968
* Unit Corp.                                                   103,900                    1,968
* Proxim, Inc.                                                  45,680                    1,964
  Polaris Industries, Inc.                                      49,400                    1,964
  Standard Pacific Corp.                                        84,000                    1,964
  Arrow International, Inc.                                     52,100                    1,963
* Tom Brown, Inc.                                               59,600                    1,959
* Swift Transportation Co., Inc.                                98,758                    1,957
  Donaldson Co., Inc.                                           70,317                    1,956
  Fair Issac & Co.                                              38,300                    1,953
* Atlas Air, Inc.                                               59,850                    1,953
* Sirius Satellite Radio, Inc.                                  65,220                    1,953
* TNPC, Inc.                                                   198,969                    1,952
  Harman International Industries, Inc.                         53,443                    1,951
* NeoPharm, Inc.                                                51,400                    1,947
* Kenneth Cole Productions, Inc.                                48,300                    1,944
* Rogers Corp.                                                  47,300                    1,942
* Haemonetics Corp.                                             62,600                    1,933
* Cabot Microelectronics Corp.                                  37,167                    1,930
* Noven Pharmaceuticals, Inc.                                   51,600                    1,929
  Dreyer's Grand Ice Cream, Inc.                                59,800                    1,929
  Dain Rauscher Corp.                                           20,338                    1,926
  Carpenter Technology Corp.                                    55,000                    1,925
  Regency Realty Corp. REIT                                     81,182                    1,923
* PRAECIS Pharmaceuticals Inc.                                  65,741                    1,923
* DaVita, Inc.                                                 112,269                    1,923
* Freeport-McMoRan Copper & Gold Inc. Class B                  224,372                    1,921
* Coach, Inc.                                                   66,732                    1,919
  Hawaiian Electric Industries Inc.                             51,566                    1,918
* Plexus Corp.                                                  63,013                    1,915
* Constellation Brands, Inc. Class A                            32,544                    1,912
  Cleco Corp.                                                   34,920                    1,912
  Washington REIT                                               80,700                    1,907
* Liberate Technologies, Inc.                                  139,819                    1,905
* Credence Systems Corp.                                        82,767                    1,904
* The Corporate Executive Board Co.                             47,867                    1,903
  FactSet Research Systems Inc.                                 51,328                    1,903
* ADVO, Inc.                                                    42,800                    1,899


                                      -----
                                       12

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Administaff, Inc.                                             69,800          $         1,899
  United Bankshares, Inc.                                       89,250                    1,897
  St. Mary Land & Exploration Co.                               56,856                    1,894
  National Data Corp.                                           51,612                    1,890
  Overseas Shipholding Group Inc.                               82,200                    1,885
  AGL Resources Inc.                                            85,392                    1,884
* Swift Energy Co.                                              50,000                    1,881
* Advent Software, Inc.                                         46,951                    1,881
  Nationwide Financial Services, Inc.                           39,539                    1,878
* Cal Dive International, Inc.                                  70,400                    1,874
  First Midwest Bancorp                                         65,039                    1,870
* Transkaryotic Therapies, Inc.                                 51,300                    1,869
* Argosy Gaming Co.                                             97,400                    1,869
* Closure Medical Corp.                                         51,800                    1,865
  Tupperware Corp.                                              91,233                    1,865
* The Cheesecake Factory                                        48,471                    1,860
  21st Century Insurance Group                                 130,302                    1,857
* Consolidated Stores, Inc.                                    174,660                    1,856
* Neurogen Corp.                                                52,820                    1,855
* Advanced Digital Information Corp.                            80,644                    1,855
  Stewart & Stevenson Services, Inc.                            81,418                    1,848
  Crompton Corp.                                               175,972                    1,848
  Ametek Aerospace Products Inc.                                71,200                    1,847
* Cell Therapeutics, Inc.                                       40,981                    1,847
  Florida Rock Industries, Inc.                                 47,200                    1,847
* Journal Register Co.                                         114,900                    1,846
* Fairchild Semiconductor Corp.                                127,809                    1,845
  Pentair, Inc.                                                 76,040                    1,839
*(3) Avici Systems Inc.                                         74,540                    1,836
* Pegasus Communications Corp. Class A                          71,235                    1,834
* Intermune Pharmaceuticals                                     40,988                    1,829
* Polo Ralph Lauren Corp.                                       81,900                    1,827
* Alexion Pharmaceuticals, Inc.                                 28,129                    1,827
* Entercom Communications Corp.                                 53,021                    1,826
  Pennzoil-Quaker State Co.                                    141,814                    1,826
  UGI Corp. Holding Co.                                         72,100                    1,825
* Embarcadero Technologies, Inc.                                40,542                    1,824
* Retek Inc.                                                    74,846                    1,824
  York International Corp.                                      59,396                    1,823
  Raytheon Co. Class A                                          62,770                    1,820
* Molecular Devices Corp.                                       26,597                    1,820
* Exar Corp.                                                    58,687                    1,818
* Avocent Corp.                                                 67,311                    1,817
* EGL, Inc.                                                     75,905                    1,817
  Weingarten Realty  Investors REIT                             41,491                    1,815
  New Plan Excel Realty Trust REIT                             138,136                    1,813
  Delta & Pine Land Co.                                         86,573                    1,813
  Blyth, Inc.                                                   75,078                    1,811

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Colonial BancGroup, Inc.                                     168,484          $         1,811
  Millennium Chemicals, Inc.                                    99,657                    1,806
  Cambrex Corp.                                                 39,861                    1,804
* Dionex Corp.                                                  52,200                    1,801
  Applebee's International, Inc.                                57,282                    1,801
* Cable Design Technologies                                    107,067                    1,800
  RGS Energy Group Inc.                                         55,484                    1,800
* CuraGen Corp.                                                 65,770                    1,796
  HCC Insurance Holdings, Inc.                                  66,604                    1,794
* Advantage Learning Systems, Inc.                              53,276                    1,791
* AmeriPath, Inc.                                               71,600                    1,790
* Teletech Holdings Inc.                                        97,185                    1,786
* Men's Wearhouse, Inc.                                         65,490                    1,785
* Quorum Health Group, Inc.                                    113,209                    1,783
  C & D Technology Inc.                                         41,279                    1,783
  Horace Mann Educators Corp.                                   83,000                    1,774
  Manufactured Home Communities, Inc. REIT                      61,000                    1,769
  Albemarle Corp.                                               71,408                    1,767
* Triad Hospitals, Inc.                                         54,229                    1,766
  United Dominion Realty Trust REIT                            163,288                    1,766
* Williams Sonoma, Inc.                                         88,136                    1,763
* Objective Systems Integrators, Inc.                           99,900                    1,761
*(3) PurchasePro.com, Inc.                                     100,370                    1,756
* Coldwater Creek Inc.                                          56,400                    1,752
  Dillard's Inc.                                               148,139                    1,750
* Viasystems Group, Inc.                                       210,440                    1,749
  Piedmont Natural Gas, Inc.                                    45,662                    1,744
  Commercial Federal Corp.                                      89,575                    1,741
  Hudson United Bancorp                                         83,095                    1,740
  Reckson Associates Realty Corp. REIT                          69,330                    1,738
* Extended Stay America, Inc.                                  135,121                    1,736
*(3) Caliper Technologies Corp.                                 36,902                    1,734
*(3) AmeriTrade Holding Corp.                                  247,690                    1,734
  Homestake Mining Co.                                         413,175                    1,730
* Linens `n Things, Inc.                                        62,532                    1,727
* Entravision Communications Corp.                              93,775                    1,723
* Delphi Financial Group, Inc.                                  44,698                    1,721
* SPS Technologies, Inc.                                        31,352                    1,718
* IntraNet Solutions, Inc.                                      33,694                    1,718
  Banta Corp.                                                   67,600                    1,718
* Clayton Williams Energy, Inc.                                 63,600                    1,717
* DMC Stratex Networks, Inc.                                   114,401                    1,716
  Dean Foods Corp.                                              55,918                    1,716
  Corn Products International, Inc.                             59,005                    1,715
* Symyx Technologies                                            47,549                    1,712
  Werner Enterprises, Inc.                                     100,650                    1,711
* Varian, Inc.                                                  50,496                    1,711
* Actuate Software Corp.                                        89,417                    1,710


                                      -----

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Philadelphia Suburban Corp.                                   69,596          $         1,705
  Rayonier Inc.                                                 42,824                    1,705
* NCO Group, Inc.                                               56,099                    1,704
* GTech Holdings Corp.                                          82,800                    1,703
* On Assignment, Inc.                                           59,700                    1,701
* Rent-A-Center, Inc.                                           49,200                    1,697
*(3) Krispy Kreme Doughnuts, Inc.                               20,437                    1,696
*(3) Stanford Microdevices, Inc.                                47,100                    1,696
* Evergreen Resources, Inc.                                     43,700                    1,688
*(3) Stratos Lightwave, Inc.                                    98,847                    1,687
  N L Industries, Inc.                                          69,525                    1,686
  Public Service Co. of New Mexico                              62,595                    1,678
  Student Loan Corp.                                            30,821                    1,678
* DDi Corp.                                                     61,491                    1,676
* Hain Celestial Group, Inc.                                    51,504                    1,674
*(3) Silicon Storage Technology, Inc.                          141,644                    1,673
* Quantum Corp.-Hard Disk Drive                                209,000                    1,672
* Internap Network Services Corp.                              230,206                    1,669
*(3) FuelCell Energy, Inc.                                      24,287                    1,665
* Kana Communications, Inc.                                    144,684                    1,664
  CBL & Associates Properties, Inc. REIT                        65,700                    1,663
* Genencor International Inc.                                   92,370                    1,663
  Lancaster Colony Corp.                                        58,973                    1,655
  Alexander & Baldwin, Inc.                                     63,040                    1,655
* Winstar Communications, Inc.                                 141,461                    1,653
  Hooper Holmes, Inc.                                          149,400                    1,652
* Atlantic Coast Airlines Holdings Inc.                         40,400                    1,651
* Jack in the Box Inc.                                          56,001                    1,649
  Dial Corp.                                                   149,700                    1,647
* Scotts Co.                                                    44,413                    1,641
  CBRL Group, Inc.                                              90,091                    1,639
* UnitedGlobalCom Inc. Class A                                 119,992                    1,635
  Jefferies Group, Inc.                                         52,300                    1,634
  BorgWarner, Inc.                                              40,768                    1,631
  Sterling Bancshares, Inc.                                     82,400                    1,627
* Forrester Research, Inc.                                      32,457                    1,625
* Dal-Tile International Inc.                                  114,300                    1,622
  Northwest Natural Gas Co.                                     61,000                    1,617
  Sensient Technologies Corp.                                   71,007                    1,615
* Zale Corp.                                                    55,535                    1,614
  Shurgard Storage Centers, Inc. Class A REIT                   65,800                    1,608
  MAF Bancorp, Inc.                                             56,283                    1,601
* Newpark Resources, Inc.                                      167,300                    1,600
* Adaptec, Inc.                                                155,277                    1,592
  Summit Properties, Inc. REIT                                  61,200                    1,591
  Brandywine Realty Trust REIT                                  76,900                    1,591
* Oakley, Inc.                                                 117,496                    1,586
  (3) USG Corp.                                                 70,294                    1,582
  Ohio Casualty Corp.                                          157,688                    1,577
  Louisiana-Pacific Corp.                                      155,522                    1,575
* IDX Systems Corp.                                             62,900                    1,573

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  CTS Corp.                                                     43,108          $         1,571
  Arch Coal, Inc.                                              111,150                    1,570
  Ryder System, Inc.                                            94,157                    1,565
* Rare Hospitality International Inc.                           70,150                    1,565
* Fairfield Communities, Inc.                                  111,200                    1,564
  Pier 1 Imports Inc.                                          151,613                    1,564
* MSC Industrial Direct Co., Inc. Class A                       86,400                    1,561
* Electro Scientific Industries, Inc.                           55,700                    1,560
  Granite Construction Co.                                      53,850                    1,558
  Church & Dwight, Inc.                                         70,000                    1,558
  Westfield America, Inc. REIT                                 107,848                    1,557
* FEI Co.                                                       68,300                    1,554
*(3)Red Hat, Inc.                                              248,470                    1,553
* Insight Communications Co., Inc.                              66,045                    1,552
* WFS Financial, Inc.                                           83,750                    1,549
  Chateau Communities, Inc. REIT                                50,622                    1,541
* Veeco Instruments, Inc.                                       38,349                    1,539
* Atwood Oceanics, Inc.                                         35,034                    1,535
  SL Green Realty Corp. REIT                                    54,700                    1,532
* HNC Software, Inc.                                            51,489                    1,529
  Avista Corp.                                                  74,463                    1,526
  CH Energy Group, Inc.                                         34,100                    1,526
  Harsco Corp.                                                  61,799                    1,526
* Vitria Technology, Inc.                                      196,780                    1,525
* Cyberonics, Inc.                                              65,300                    1,518
* Integrated Circuit Systems, Inc.                              91,591                    1,517
* MRV Communications Inc.                                      113,199                    1,514
* Covance, Inc.                                                140,713                    1,513
* Zebra Technologies Corp. Class A                              37,062                    1,512
  Community First Bankshares                                    80,100                    1,512
  Massey Energy Company                                        118,438                    1,510
  Nordson Corp.                                                 59,200                    1,510
* Landstar System                                               27,200                    1,508
*(3) ParkerVision, Inc.                                         41,100                    1,505
* I-STAT Corp.                                                  56,900                    1,504
* Hearst-Argyle Television Inc.                                 73,546                    1,503
  Pittston Brink's Group                                        75,570                    1,502
* Michaels Stores, Inc.                                         56,664                    1,502
  Burlington Coat Factory Warehouse Corp.                       79,210                    1,500
* Cognex Corp.                                                  67,794                    1,500
* Mid Atlantic Medical Services, Inc.                           75,700                    1,500
* Price Communications Corp.                                    89,126                    1,498
* United Rentals, Inc.                                         111,494                    1,498
* Photronics Labs Inc.                                          63,904                    1,498
* 99 Cents Only Stores                                          54,708                    1,498
* Rightchoice Managed Care, Inc.                                43,000                    1,497
* XOMA Ltd.                                                    153,156                    1,493
* PSS World Medical, Inc.                                      297,700                    1,489
* Intersil Holding Corp.                                        64,861                    1,488
* Triad Guaranty, Inc.                                          44,900                    1,487


                                      -----
                                       14

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  AK Steel Corp.                                               169,599          $         1,484
* Mastec Inc.                                                   74,121                    1,482
  Westcorp, Inc.                                                98,697                    1,480
  Hilb, Rogal and Hamilton Co.                                  37,100                    1,479
  New Jersey Resources Corp.                                    34,200                    1,479
  Roper Industries Inc.                                         44,687                    1,477
* Loral Space & Communications                                 463,411                    1,477
* Dril-Quip, Inc.                                               43,200                    1,477
* Mediacom Communications Corp.                                 85,822                    1,475
* Young Broadcasting Inc.                                       43,900                    1,470
* Quiksilver, Inc.                                              75,850                    1,470
* Cymer, Inc.                                                   57,100                    1,469
  Invacare Corp.                                                42,811                    1,466
* Pure Resources, Inc.                                          72,345                    1,465
* Advanced Energy Industries, Inc.                              65,100                    1,465
* Novavax, Inc.                                                171,990                    1,462
  Trinity Industries, Inc.                                      58,433                    1,461
  Chelsea GCA Realty, Inc. REIT                                 39,600                    1,460
*(3) Sunrise Assisted Living, Inc.                              58,400                    1,460
  Corus Bankshares Inc.                                         29,500                    1,460
*(3) Next Level Communications, Inc.                           128,302                    1,459
* Esterline Technologies Corp.                                  55,590                    1,459
* Great Plains Software, Inc.                                   31,000                    1,459
* Vail Resorts Inc.                                             62,200                    1,458
  Belden, Inc.                                                  57,400                    1,457
* Hot Topic, Inc.                                               88,600                    1,456
  Michael Foods Group, Inc.                                     48,200                    1,452
  La-Z-Boy Inc.                                                 92,180                    1,452
  LandAmerica Financial Group, Inc.                             35,900                    1,452
* Borders Group, Inc.                                          123,939                    1,449
  Whitney Holdings                                              39,886                    1,448
  Rollins, Inc.                                                 72,150                    1,448
  Crown Cork & Seal Co., Inc.                                  194,576                    1,447
* Agribrands International, Inc.                                27,011                    1,445
* Storage Technology Corp.                                     160,384                    1,443
* Shuffle Master, Inc.                                          90,925                    1,443
  Potlatch Corp.                                                42,969                    1,442
* Black Box Corp.                                               29,846                    1,442
* Titan Pharmaceuticals, Inc.                                   40,673                    1,439
* Standard Microsystem                                          70,800                    1,434
*(3) Blue Martini Software, Inc.                               108,100                    1,432
  W.R. Berkley Corp.                                            30,350                    1,432
  Claire's Stores, Inc.                                         79,739                    1,430
* NRG Energy, Inc.                                              51,393                    1,429
* Iomega Corp.                                                 424,053                    1,429
* Digital Lightwave, Inc.                                       45,070                    1,428
* Furniture Brands International Inc.                           67,609                    1,424
  Gables Residential Trust REIT                                 50,800                    1,422
  UMB Financial Corp.                                           38,037                    1,422
* Ixia                                                          62,102                    1,421
  G & K Services, Inc.                                          50,500                    1,420
* Verity, Inc.                                                  59,005                    1,420

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Ferro Corp.                                                   61,726          $         1,420
  State Auto Financial Corp.                                    79,300                    1,417
* Plains Resources                                              67,083                    1,417
  Trustco Bank                                                 116,159                    1,416
* Dendrite International, Inc.                                  62,831                    1,406
  S & T Bancorp, Inc.                                           64,800                    1,401
  Cooper Cos., Inc.                                             35,100                    1,400
* Lone Star Technologies, Inc.                                  36,291                    1,397
* Ogden Corp.                                                   90,854                    1,397
* Corvas International, Inc.                                    97,100                    1,396
*(3) Luminex Corp.                                              53,492                    1,394
* Basin Exploration Inc.                                        54,600                    1,392
* ProBusiness Services, Inc.                                    52,400                    1,392
  Thomas & Betts Corp.                                          85,884                    1,390
* Radiant Systems, Inc.                                         67,800                    1,390
* Triarc Cos., Inc. Class A                                     57,200                    1,387
  Kaydon Corp.                                                  55,600                    1,383
  Healthcare Realty Trust Inc. REIT                             65,058                    1,382
  Park National Corp.                                           15,408                    1,382
* Mueller Industries Inc.                                       51,480                    1,380
* Maverick Tube Corp.                                           60,900                    1,378
* Coherent, Inc.                                                42,394                    1,378
* TriPath Imaging, Inc.                                        157,200                    1,376
  Bel Fuse, Inc.- Class B                                       40,350                    1,372
* Avid Technology, Inc.                                         75,000                    1,370
* The Titan Corp.                                               84,286                    1,370
* DuPont Photomasks, Inc.                                       25,885                    1,368
  RPM Inc. (Ohio)                                              159,629                    1,367
  Aptargroup Inc.                                               46,351                    1,362
* Sonic Corp.                                                   58,387                    1,361
* BOK Financial Corp.                                           63,997                    1,360
  First Citizens BancShares Class A                             16,800                    1,357
  Morrison Management Specialists, Inc.                         38,857                    1,356
  National Service Industries, Inc.                             52,802                    1,356
  Staten Island Bancorp, Inc.                                   63,445                    1,356
* Input/Output, Inc.                                           133,000                    1,355
* Trimeris, Inc.                                                24,689                    1,355
  Interstate Bakeries Corp.                                     96,335                    1,355
* Perot Systems Corp.                                          146,992                    1,350
  Kennametal, Inc.                                              46,354                    1,350
* DiamondCluster International, Inc.                            44,233                    1,349
* Station Casinos, Inc.                                         90,215                    1,348
* ITT Educational Services, Inc.                                61,200                    1,346
* AnnTaylor Stores Corp.                                        53,927                    1,345
  Developers Diversified Realty Corp. REIT                     101,004                    1,345
  The Timken Co.                                                88,771                    1,343
* Genuity Inc.                                                 265,043                    1,342
  Penn Virginia Corp.                                           40,400                    1,341
* The Topps Co., Inc.                                          145,697                    1,339
  Briggs & Stratton Corp.                                       30,159                    1,338


                                      -----
                                       15

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Speedway Motorsports, Inc.                                    55,743          $         1,338
  Alfa Corp.                                                    72,800                    1,338
* Informix Corp.                                               450,268                    1,337
* Coinstar, Inc.                                                87,500                    1,334
* Kulicke & Soffa Industries, Inc.                             118,600                    1,334
* CommScope, Inc.                                               80,470                    1,333
  Atmos Energy Corp.                                            54,670                    1,333
* The InterCept Group, Inc.                                     49,900                    1,332
* SonicWALL, Inc.                                               81,940                    1,332
* Trimble Navigation Ltd.                                       55,400                    1,330
  Media General, Inc. Class A                                   36,518                    1,329
  Interface, Inc.                                              152,900                    1,328
* Axcelis Technologies, Inc.                                   149,484                    1,327
* Enzo Biochem, Inc.                                            53,300                    1,326
* Littelfuse, Inc.                                              46,300                    1,325
  J.B. Hunt Transport Services, Inc.                            78,747                    1,324
  Tecumseh Products Co. Class A                                 31,524                    1,322
* Hollywood Casino Corp.                                       142,700                    1,320
* Ralcorp Holdings, Inc.                                        80,357                    1,316
* Belco Oil & Gas Corp.                                        105,700                    1,315
  Georgia Gulf Corp.                                            76,968                    1,313
* Owens-Illinois, Inc.                                         230,449                    1,311
  Greif Brothers Corp. Class A                                  45,900                    1,308
* Pre-Paid Legal Services, Inc.                                 51,300                    1,308
* Peco II, Inc.                                                 50,520                    1,307
* School Specialty, Inc.                                        64,955                    1,303
* Monsanto Co.                                                  48,141                    1,303
  Independence Community Bank Corp.                             81,703                    1,302
* Avis Group Holdings, Inc.                                     39,970                    1,302
* United Stationers, Inc.                                       54,227                    1,301
*(3) CompuCredit Corp.                                          71,659                    1,299
* Numerical Technologies, Inc.                                  71,903                    1,299
* Rainbow Technologies, Inc.                                    81,800                    1,293
* Sipex Corp.                                                   54,000                    1,293
  HRPT Properties Trust REIT                                   170,815                    1,292
* Imation Corp.                                                 83,300                    1,291
* Ingram Micro, Inc.                                           114,740                    1,291
* Ionics, Inc.                                                  45,400                    1,288
  Helix Technology Corp.                                        54,400                    1,288
* Meridian Gold Co.                                            187,200                    1,287
* Active Power, Inc.                                            58,655                    1,287
* MAXIMUS, Inc.                                                 36,800                    1,286
  Churchill Downs, Inc.                                         43,100                    1,285
* Adtran, Inc.                                                  60,408                    1,284
  Methode Electronics, Inc. Class A                             55,905                    1,282
* Nautica Enterprises, Inc.                                     84,149                    1,282
* AirGate PCS, Inc.                                             36,100                    1,282
* Respironics, Inc.                                             44,966                    1,282
* Offshore Logistics, Inc.                                      59,400                    1,280
* K-V Pharmaceutical Co. Class A                                51,125                    1,278
* AirTran Holdings, Inc.                                       176,100                    1,277
* Azurix Corp.                                                 155,800                    1,276
* Oceaneering International, Inc.                               65,590                    1,275

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* PAREXEL International Corp.                                  117,900          $         1,275
  First Financial Holdings, Inc.                                64,700                    1,274
* ISIS Pharmaceuticals, Inc.                                   119,826                    1,273
* 7-Eleven, Inc.                                               145,416                    1,272
* Syntroleum Corp.                                              74,800                    1,272
* Anixter International Inc.                                    58,787                    1,271
  First Bancorp/Puerto Rico                                     53,750                    1,270
* ImmunoGen, Inc.                                               59,200                    1,269
* Charles River Laboratories, Inc.                              46,290                    1,267
  AmerUs Group Co.                                              39,103                    1,266
* Entrust Technologies, Inc.                                    97,300                    1,265
  Glenborough Realty Trust, Inc. REIT                           72,700                    1,263
* Korn/Ferry International                                      59,390                    1,262
* Pixelworks, Inc.                                              56,359                    1,261
  Lincoln Electric Holdings                                     64,248                    1,261
* Heidrick & Struggles International, Inc.                      29,954                    1,260
* Click Commerce, Inc.                                          60,256                    1,258
*(3) Williams Communications Group, Inc.                       107,049                    1,258
  Primex Technologies, Inc.                                     39,460                    1,258
  Manitowac Co., Inc.                                           43,300                    1,256
* Pericom Semiconductor Corp.                                   67,800                    1,254
  ArvinMeritor, Inc.                                           110,198                    1,254
  IDEX Corp.                                                    37,776                    1,251
* THQ Inc.                                                      51,300                    1,250
* Pharmacopeia, Inc.                                            57,300                    1,250
* Lexicon Genetics Inc.                                         75,045                    1,248
  Harbor Florida Bancshares, Inc.                               83,479                    1,247
  OceanFirst Financial Corp.                                    50,600                    1,246
*(3) Caminus Corp.                                              53,590                    1,246
* American Management Systems, Inc.                             62,859                    1,245
  Riggs National Corp.                                          89,200                    1,243
* Cerus Corp.                                                   16,500                    1,242
* Maxygen                                                       50,629                    1,240
* Eclipsys Corp.                                                50,600                    1,240
  Olin Corp.                                                    56,019                    1,239
  Westbanco Inc.                                                52,550                    1,235
  Franklin Electric, Inc.                                       18,000                    1,233
* Cubist Pharmaceuticals, Inc.                                  42,497                    1,232
  Spartech Corp.                                                59,900                    1,232
  American States Water Co.                                     33,400                    1,232
* Commonwealth Telephone Enterprises, Inc.                      35,091                    1,228
  Irwin Financial Corp.                                         57,900                    1,227
  United National Bancorp                                       63,933                    1,227
  NUI Corp.                                                     38,100                    1,226
* WJ Communications, Inc.                                       86,050                    1,226
  Dole Food Co.                                                 74,822                    1,225
* Chiles Offshore, Inc.                                         49,000                    1,225
* Safeguard Scientifics, Inc.                                  184,144                    1,220
  Longview Fibre Co.                                            90,276                    1,219


                                      -----
                                       16

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* IDT Corp.                                                     59,800          $         1,218
  Great American Financial Resources, Inc.                      63,632                    1,217
* UCAR International, Inc.                                     124,800                    1,217
  Prentiss Properties Trust REIT                                45,167                    1,217
* Capital Corp. of the West                                    101,200                    1,214
* Bright Horizons Family Solutions, Inc.                        46,400                    1,212
  Libbey, Inc.                                                  39,900                    1,212
* Electronics for Imaging, Inc.                                 86,927                    1,212
* Varian Semiconductor Equipment Associates, Inc.               50,986                    1,211
  Kansas City Life Insurance Co.                                34,100                    1,206
*(3) Efficient Networks, Inc.                                   90,179                    1,206
  Ventas, Inc. REIT                                            214,363                    1,206
*(3) Atrix Laboratories, Inc.                                   70,589                    1,204
* MatrixOne, Inc.                                               66,173                    1,204
  Harleysville National Corp.                                   34,664                    1,202
* Westport Resources Corp.                                      54,800                    1,202
  Longs Drug Stores, Inc.                                       49,778                    1,201
  Kelly Services, Inc. Class A                                  50,791                    1,200
  Mentor Corp.                                                  61,130                    1,192
  J. M. Smucker Co.                                             42,640                    1,192
* Novoste Corp.                                                 43,200                    1,188
* Sylvan Learning Systems, Inc.                                 80,200                    1,188
* Lanier Worldwide, Inc.                                       395,114                    1,185
* TD Waterhouse Group, Inc.                                     89,400                    1,185
*(3) WebEx Communications, Inc.                                 56,735                    1,184
  Pultizer, Inc.                                                25,266                    1,184
* Exelixis, Inc.                                                80,562                    1,178
  R.L.I. Corp.                                                  26,325                    1,176
* America West Holdings Corp. Class B                           91,600                    1,174
*(3) Havas Advertising SA ADR                                   83,024                    1,173
*(3) MIPS Technologies, Inc.                                    43,941                    1,173
* Progress Software Corp.                                       81,100                    1,171
  Texas Regional Bancshares, Inc.                               36,025                    1,171
* Kent Electronics Corp.                                        70,800                    1,168
* ABIOMED, Inc.                                                 48,100                    1,166
* Packard BioScience Co.                                       100,042                    1,163
  United Television, Inc.                                       10,014                    1,162
  Texas Industries, Inc.                                        38,700                    1,161
* ANADIGICS, Inc.                                               70,750                    1,159
* Amylin Pharmaceuticals, Inc.                                 146,800                    1,156
* Bio-Rad Laboratories, Inc. Class A                            36,353                    1,156
* Buckeye Technology, Inc.                                      82,000                    1,153
  Phoenix Investment Partners Ltd.                              73,393                    1,151
* Performance Food Group Co.                                    22,450                    1,151
* Insight Enterprises, Inc.                                     64,160                    1,151
* Alaska Air Group, Inc.                                        38,684                    1,151
* Gulf Island Fabrication, Inc.                                 63,200                    1,149
* Petroleum Helicopters, Inc.                                   92,000                    1,149
* Acacia Research Corp.                                         64,400                    1,147

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Realty Income Corp. REIT                                      46,100          $         1,147
* Leap Wireless International, Inc.                             45,795                    1,145
* Stein Mart, Inc.                                              98,400                    1,144
  JLG Industries, Inc.                                         107,500                    1,142
* Del Webb Corp.                                                38,900                    1,138
*(3) Centillium Communications, Inc.                            51,110                    1,137
* Lands' End, Inc.                                              45,254                    1,137
* PanAmSat Corp.                                                32,630                    1,132
* Bone Care International, Inc.                                 65,300                    1,131
* Dollar Thrifty Automotive Group, Inc.                         60,199                    1,129
* Kopin Corp.                                                  101,961                    1,128
* WatchGuard Technologies, Inc.                                 35,666                    1,128
  USFreightways Corp.                                           37,473                    1,127
* Gene Logic Inc.                                               61,100                    1,123
  Ruddick Corp.                                                 98,100                    1,122
  Bandag, Inc.                                                  27,617                    1,120
* Zoll Medical Corp.                                            31,900                    1,118
* Philadelphia Consolidated Holding Corp.                       36,200                    1,118
* Papa John's International, Inc.                               50,200                    1,117
  Kimball International, Inc. Class B                           76,800                    1,114
* WebTrends Corp.                                               38,479                    1,113
*(3) Luminent, Inc.                                            184,900                    1,112
  Roadway Express Inc.                                          52,458                    1,111
* Musicland Stores Corp.                                        89,400                    1,106
* Silicon Graphics, Inc.                                       276,521                    1,106
  Baldor Electric Co.                                           52,340                    1,106
  Liberty Corp.                                                 27,151                    1,105
* Intergraph Corp.                                             184,040                    1,104
* FreeMarkets, Inc.                                             58,106                    1,104
  Simmons First National                                        48,850                    1,102
  Cooper Tire & Rubber Co.                                     103,370                    1,098
  Clarcor Inc.                                                  53,000                    1,096
  Wellman, Inc.                                                 77,545                    1,095
* Lexent Inc.                                                   63,879                    1,094
* SeeBeyond Technology Corp.                                   106,403                    1,091
* Gardner Denver Inc.                                           51,154                    1,090
* Phoenix Technologies LTD.                                     80,802                    1,090
* Priority Healthcare Corp. Class A                             26,696                    1,090
* Yellow Corp.                                                  53,447                    1,088
  F.N.B. Corp.                                                  51,547                    1,082
* Wisconsin Central Transportation Corp.                        71,642                    1,079
  EastGroup Properties, Inc. REIT                               48,200                    1,078
* Saba Software, Inc.                                           68,450                    1,078
* Boca Resorts, Inc. Class A                                    74,800                    1,075
* IDEXX Laboratories Corp.                                      48,808                    1,074
* Symmetricom Inc.                                             109,950                    1,072
  First Sentinel Bancorp Inc.                                   93,145                    1,071
  Arnold Industries, Inc.                                       59,500                    1,071
* WMS Industries, Inc.                                          53,100                    1,069
* RadiSys Corp.                                                 41,250                    1,067
  Regal-Beloit Corp.                                            62,555                    1,067


                                      -----
                                       17

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
  First Financial Bancorp                                       62,731          $         1,066
  Mills Corp. REIT                                              64,300                    1,065
  Watts Industries Class A                                      76,700                    1,064
  Owens & Minor, Inc. Holding Co.                               59,950                    1,064
* Keane, Inc.                                                  108,962                    1,062
* Gadzooks, Inc.                                                72,000                    1,062
* About.Com, Inc.                                               39,300                    1,059
* Mobile Mini, Inc.                                             46,000                    1,058
* The Gymboree Corp.                                            76,240                    1,058
  Value Line, Inc.                                              30,600                    1,058
* Siliconix, Inc.                                               46,982                    1,057
* Cell Genesys, Inc.                                            46,221                    1,054
* DSP Group Inc.                                                50,096                    1,054
* Scott Technologies, Inc.                                      46,900                    1,049
* Spherion Corp.                                                92,729                    1,049
* Sterile Recoveries, Inc.                                      69,300                    1,048
* National Processing, Inc.                                     61,600                    1,047
* American Italian Pasta Co.                                    39,000                    1,046
* CacheFlow Inc.                                                61,273                    1,045
* Heartland Express, Inc.                                       45,792                    1,045
  Central Parking Corp.                                         52,200                    1,044
* US Oncology, Inc.                                            165,376                    1,044
  Chemed Corp.                                                  31,000                    1,042
* MICROS Systems, Inc.                                          57,100                    1,042
  Worthington Industries, Inc.                                 129,168                    1,041
  MeriStar Hospitality Corp. REIT                               52,543                    1,034
  Pan Pacific Retail Properties, Inc. REIT                      46,310                    1,033
  Flagstar Bancorp, Inc.                                        41,300                    1,033
*(3) Eden Bioscience Corp.                                      34,444                    1,031
  The Toro Co.                                                  28,100                    1,031
* Avant! Corp.                                                  56,100                    1,027
  AGCO Corp.                                                    84,690                    1,027
* Aphton Corp.                                                  57,039                    1,027
* Zygo Corp.                                                    36,300                    1,027
* Inprise Corp.                                                185,500                    1,026
* CUNO Inc.                                                     38,200                    1,024
* Legato Systems, Inc.                                         137,698                    1,024
* Alexander's, Inc.                                             15,123                    1,024
  Pitt Des Moines, Inc.                                         31,100                    1,022
* Integrated Silicon Solution, Inc.                             71,100                    1,022
* Crestline Capital Corp.                                       39,633                    1,021
  Taubman Co. REIT                                              93,300                    1,020
  Chemical Finance                                              43,581                    1,019
* Kronos, Inc.                                                  32,900                    1,018
* SeaChange International, Inc.                                 50,100                    1,018
  Centex Construction Products, Inc.                            37,200                    1,016
* Oak Technology, Inc.                                         116,700                    1,014
* Chico's Fas, Inc.                                             48,528                    1,013
* Energy Conversion Devices, Inc.                               49,975                    1,012
* Asyst Technologies, Inc.                                      75,288                    1,012
* Allen Telecom Inc.                                            56,400                    1,012
*(3) StorageNetworks, Inc.                                      40,740                    1,011
* ArthroCare Corp.                                              51,800                    1,010

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Southwestern Energy Co.                                       97,300          $         1,009
* Alamosa PCS Holdings, Inc.                                   125,506                    1,004
  Mine Safety Appliances Co.                                    39,800                    1,000
* Aurora Biosciences Corp.                                      31,777                      999
* Cadiz Inc.                                                   111,700                      998
* Kansas City Southern Industries, Inc.                         98,585                      998
  Florida East Coast Industries, Inc.-Class B                   29,133                      996
  First Source Corp.                                            54,541                      995
* Conmed Corp.                                                  58,068                      994
* CorVel Corp.                                                  28,700                      994
  PFF Bancorp, Inc.                                             47,600                      994
* Alliance Pharmaceutical Corp.                                115,202                      994
  Gentek, Inc.                                                  60,157                      993
* VISIX Inc.                                                    95,097                      993
  Dime Community Bancshares                                     39,300                      992
  Earthgrains Co.                                               53,572                      991
* Kendle International Inc.                                     99,700                      991
* JNI Corp.                                                     43,620                      990
*(3) Plug Power, Inc.                                           67,370                      989
  SJW Corp.                                                      9,700                      989
* Quaker City Bancorp, Inc.                                     38,972                      989
  NBT Bancorp, Inc.                                             67,593                      989
* Maxtor Corp.                                                 176,520                      987
* MEMC Electronic Materials, Inc.                              101,624                      984
* IXYS Corp.                                                    67,050                      981
  Bowne & Co., Inc.                                             92,800                      980
(3) Tribune Co. PEPS                                            17,900                      980
  BancorpSouth, Inc.                                            80,320                      979
* Universal Electronics, Inc.                                   63,400                      979
* Electroglas, Inc.                                             63,800                      977
  Bob Evans Farms, Inc.                                         45,837                      977
* Illuminet Holdings, Inc.                                      42,562                      976
  Town & Country Trust REIT                                     50,500                      975
* Flowserve Corp.                                               45,627                      975
  First Charter Corp.                                           65,484                      974
* Sinclair Broadcast Group, Inc.                                97,100                      974
  National Presto Industries, Inc.                              31,737                      974
  P.H. Glatfelter Co.                                           78,176                      973
* Meritage Corp.                                                26,300                      973
*(3) Martek Biosciences Corp.                                   79,400                      973
  Parkway Properties Inc. REIT                                  32,750                      972
* Microtune, Inc.                                               58,670                      972
* Alcide Corp.                                                  33,200                      971
* ONYX Software Corp.                                           88,200                      970
* Silgan Holdings, Inc.                                        107,800                      970
* Parker Drilling Co.                                          191,300                      968
* Hutchinson Technology, Inc.                                   70,400                      968
* Pediatrix Medical Group, Inc.                                 40,200                      967
  U.S. Industries, Inc.                                        120,820                      967
* Earthlink, Inc.                                              191,999                      966
* Virata Corp.                                                  88,750                      965
  Southwest Gas Corp.                                           43,900                      960


                                      -----
                                       18

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Biotechnology General                                        135,800          $           959
  CPB, Inc.                                                     34,400                      959
* Aware, Inc.                                                   54,000                      959
* NCI Building Systems, Inc.                                    50,900                      958
* Organogenesis, Inc.                                          106,408                      957
  Minerals Technologies, Inc.                                   27,971                      956
  American Greetings Corp.  Class A                            101,286                      956
* Key3Media Group, Inc.                                         78,400                      956
  Storage USA, Inc. REIT                                        30,067                      955
* Presstek, Inc                                                 90,900                      954
* MIPS Technologies, Inc. Class B                               37,409                      953
* Regeneration Technologies, Inc.                               66,850                      953
* Thermo Cardiosystems Inc.                                    108,850                      952
*(3) The Yankee Candle Company, Inc.                            86,092                      952
* Playtex Products, Inc.                                        98,817                      951
* Genrad, Inc.                                                  94,988                      950
  Federal Realty Investment Trust REIT                          49,922                      949
* Support.com, Inc.                                             46,828                      948
* PICO Holdings, Inc.                                           76,020                      945
  Pioneer Standard Electronics Inc.                             85,800                      944
  Andover Bancorp, Inc.                                         27,400                      944
* KCS Energy, Inc.                                             231,500                      940
* Artesyn Technologies, Inc.                                    59,197                      940
  Arch Chemicals, Inc.                                          52,750                      936
  RPC Inc.                                                      64,500                      935
*(3) Penwest Pharmaceuticals Co.                                72,236                      935
* OmniSky Corp.                                                112,236                      933
*(3) SCM Microsystems,Inc.                                      28,177                      930
* Microtouch Systems, Inc.                                      44,499                      930
* Nuevo Energy Co.                                              53,600                      928
* Magellan Health Services, Inc.                               209,000                      927
* NVR, Inc.                                                      7,500                      927
  The South Financial Group, Inc.                               69,900                      926
  Commerce Group, Inc.                                          34,026                      925
  Home Properties of New York,  Inc. REIT                       33,100                      925
* Choice Hotel International, Inc.                              67,441                      923
(3) Advanta Corp. Class A                                      104,639                      922
  Lindsay Manufacturing Co.                                     40,737                      922
* McMoRan Exploration Co.                                       69,551                      922
* Elantec Semiconductor, Inc.                                   33,188                      921
  Anchor Bancorp Wisconsin Inc.                                 57,500                      920
* The Neiman Marcus Group, Inc.  Class B                        27,740                      919
  K-Swiss, Inc.                                                 36,700                      918
  National Golf Properties, Inc. REIT                           44,600                      917
* Palm Harbor Homes, Inc.                                       58,100                      915
  Hancock Holding Co.                                           23,900                      914
* LTX Corp.                                                     70,561                      914
  LNR Property Corp.                                            41,500                      913
* SuperGen, Inc.                                                65,800                      913

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Alliance Semiconductor Corp.                                  80,556          $           911
* Sybron Dental Specialties, Inc.                               53,840                      909
* Orapharma Inc.                                                68,500                      908
* Network Associates, Inc.                                     216,458                      906
  The Trust Co. of New Jersey                                   72,100                      906
* Midway Games Inc.                                            127,566                      906
*(3) Rite Aid Corp.                                            379,243                      901
* AXYS Pharmaceuticals, Inc.                                   159,945                      900
* Avigen, Inc.                                                  43,300                      898
* Water Pik Technologies, Inc.                                 128,174                      897
  Redwood Trust, Inc. REIT                                      50,500                      896
  McDermott International, Inc.                                 83,380                      896
  NACCO Industries, Inc. Class A                                20,516                      896
* ITC DeltaCom, Inc.                                           166,000                      895
* DigitalThink, Inc.                                            52,282                      892
* Digital Insight Corp.                                         49,260                      890
* Gaylord Entertainment Co.  Class A                            42,617                      890
* InFocus Corp.                                                 60,204                      888
*(3) Echelon Corp.                                              55,237                      887
* PLATO Learning, Inc.                                          58,900                      887
* Right Management Consultants                                  56,300                      887
  NYMAGIC, Inc.                                                 46,900                      885
* bebe stores, inc.                                             41,100                      879
  Omega Financial Corp.                                         32,512                      878
* Applied Innovation Inc.                                      102,200                      875
* Pinnacle Entertainment, Inc.                                  64,700                      873
* ATMI, Inc.                                                    44,743                      872
  Wallace Computer Services, Inc.                               51,224                      871
*(3) Geron Corp.                                                56,400                      871
  AREA Bancshares Corp.                                         52,717                      870
* Il Fornaio (America) Corp.                                    66,900                      870
  CNA Surety Corp.                                              60,990                      869
* XTRA Corp.                                                    18,100                      869
  E.W. Blanch Holdings, Inc.                                    49,700                      867
* National Western Life  Insurance Co. Class A                   8,400                      866
* National Dentex Corp.                                         44,100                      865
  Koger Equity, Inc. REIT                                       55,600                      865
* XM Satellite Radio Holdings, Inc.                             53,787                      864
  Alliance Bancorp Inc.                                         37,499                      862
  Wabtec Corp.                                                  73,338                      862
  Enhance Financial Services  Group, Inc.                       55,800                      861
  Lawrence Savings Bank                                         82,000                      861
* Kaneb Services, Inc.                                         146,316                      860
* California Pizza Kitchen, Inc.                                30,400                      859
* OTG Software, Inc.                                            53,200                      859
* Forward Air Corp.                                             23,011                      859
  Middlesex Water Co.                                           25,400                      857
  CPI Corp.                                                     42,800                      856
* Remedy Corp.                                                  51,663                      856
*(3) Antigenics, Inc.                                           77,189                      854


                                      -----
                                       19

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Strayer Education, Inc.                                       33,400          $           854
  F & M Bancorp                                                 41,393                      854
* Credit Acceptance Corp.                                      142,200                      853
  Movado Group, Inc.                                            55,800                      851
  Sun Communities, Inc. REIT                                    25,400                      851
* RCN Corp.                                                    134,752                      851
* Pacificare Health Systems, Inc.                               56,661                      850
  H.B. Fuller Co.                                               21,458                      847
  Susquehanna Bancshares, Inc.                                  51,275                      846
* Factory 2-U Stores Inc.                                       25,500                      845
* Digex, Inc.                                                   37,460                      843
* Rayovac Corp.                                                 59,400                      843
* Too Inc.                                                      67,391                      842
  Tremont Corp.                                                 26,346                      841
  Sovran Self Storage, Inc. REIT                                42,200                      839
* Valence Technology                                            89,900                      837
* Aztar Corp.                                                   64,700                      837
  TF Financial Corp.                                            49,900                      836
  Amcore Financial                                              40,400                      836
* VerticalNet, Inc.                                            125,350                      834
  Mid Atlantic Realty Trust REIT                                68,250                      832
  JP Realty Inc. REIT                                           52,800                      832
* IKOS Systems, Inc.                                            93,700                      832
*(3) GenesisIntermedia.com, Inc.                                48,500                      831
  Farmer Brothers, Inc.                                          4,000                      830
  Curtiss-Wright Corp.                                          17,800                      828
  John H. Harland Co.                                           58,587                      828
* Checkpoint Systems, Inc.                                     111,174                      827
* Boston Beer Co., Inc. Class A                                 93,800                      827
* Read Rite Corp.                                              205,031                      827
  Elcor Corp.                                                   48,950                      826
* MemberWorks, Inc.                                             38,800                      825
  Standard Commercial  Tobacco Co.                             120,971                      824
  Thomas Nelson, Inc.                                          117,350                      821
  Berry Petroleum Class A                                       61,300                      820
*(3) Optical Cable Corp.                                        90,450                      820
  UIL Holdings Corporation                                      16,400                      816
  Brown Shoe Company, Inc.                                      62,715                      815
* Insignia Financial Group, Inc.                                68,500                      813
* Centennial Bancorp                                            92,907                      813
  X-Rite Inc.                                                  104,000                      813
* Tumbleweed Communications Corp.                               47,410                      811
* Power Integrations, Inc.                                      70,400                      810
*(3) Niku Corp.                                                110,680                      809
* Bottomline Technologies, Inc.                                 31,500                      809
* Avatar Holding, Inc.                                          38,300                      809
* Fossil, Inc.                                                  55,850                      809
  MacDermid, Inc.                                               42,531                      808
* Witness Systems, Inc.                                         59,800                      807
* Trammell Crow Co.                                             59,800                      807
  Rollins Truck Leasing                                        100,800                      806
* Hyperion Solutions Corp.                                      52,135                      805

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Landauer, Inc.                                                44,100          $           805
  Watsco, Inc.                                                  69,800                      804
  Dover Downs Entertainment, Inc.                               71,800                      803
* Spectra-Physics Lasers, Inc.                                  31,811                      803
  Wausau-Mosinee Paper Corp.                                    79,182                      802
* Syntellect Inc.                                              220,700                      800
* Petrocorp, Inc.                                               82,478                      799
* Playboy Enterprises, Inc. Class B                             80,400                      799
* Foamex International, Inc.                                   148,200                      797
* Ryan's Family Steak Houses, Inc.                              84,115                      794
  Bangor Hydro-Electric Co.                                     30,800                      791
* Project Software &  Development, Inc.                         73,700                      791
  Arrow Financial Corp.                                         40,796                      790
  A. Schulman Inc.                                              68,693                      790
  Schweitzer-Mauduit  International, Inc.                       41,237                      790
  Sealed Air Corp.                                              24,451                      789
* Gartner Group, Inc. Class A                                  114,400                      789
* Packeteer, Inc.                                               63,769                      789
  U.S.B. Holding Co., Inc.                                      62,615                      787
* Vicorp Restaurants, Inc.                                      44,148                      784
  Atlanta Sosnoff Capital                                       71,100                      782
  CVB Financial Corp.                                           45,900                      780
  Coachmen Industries, Inc.                                     74,296                      780
  Glimcher Realty Trust REIT                                    62,100                      776
* Illumina, Inc.                                                48,254                      775
  Thor Industries, Inc.                                         39,200                      774
  Spiegel, Inc. Class A                                        179,460                      774
  Independent Bank Corp.                                        61,900                      774
  The Macerich Co. REIT                                         40,325                      774
*(3) Sangamo BioSciences, Inc.                                  39,666                      773
  NTELOS Inc.                                                   43,800                      772
* PRI Automation, Inc.                                          41,126                      771
* SignalSoft Corp.                                              78,520                      770
* Therma-Wave Inc.                                              55,000                      770
  Modine Manufacturing Co.                                      36,997                      768
* Tollgrade Communications, Inc.                                20,993                      766
  Associated Estates Realty Corp. REIT                          94,900                      765
* Ventana Medical Systems, Inc.                                 41,200                      762
* Radio One, Inc. Class D                                       69,100                      760
* ABC-NACO, Inc.                                               125,300                      760
* Durect Corp.                                                  63,300                      760
* Provident Financial Holdings, Inc.                            37,500                      759
  Airborne, Inc.                                                77,759                      758
  Regis Corp.                                                   52,191                      757
  Fleetwood Enterprises, Inc.                                   71,674                      753
* Beverly Enterprises, Inc.                                     91,879                      752
* Photon Dynamics, Inc.                                         33,400                      752
* Boron, LePore & Associates, Inc.                              71,500                      751
* WetSeal, Inc. Class A                                         36,500                      751
  Republic Security Financial Corp.                            103,968                      751
  JDN Realty Corp. REIT                                         71,050                      750


                                      -----
                                       20

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Wabash National Corp.                                         86,950          $           750
  Empire District Electric Co.                                  28,500                      750
* Tejon Ranch Co.                                               38,900                      748
*(3) Hovnanian Enterprises Class A                              79,650                      747
* IHOP Corp.                                                    34,400                      746
* Battle Mountain Gold Co. Class A                             441,999                      746
  Cato Corp. Class A                                            54,200                      745
* FSI International, Inc.                                       88,900                      745
  Tredegar Corp.                                                42,695                      744
* Brooks Automation, Inc.                                       26,514                      744
  MTS Systems Corp.                                            102,580                      744
* C-Cube Microsystems Inc.                                      60,105                      740
*(3) EntreMed, Inc.                                             42,900                      740
  Tanger Factory Outlet Centers,   Inc. REIT                    32,411                      739
*(3) Orchid Biosciences                                         52,807                      739
*(3) Mpower Communications Corp.                               144,177                      739
  Fleming Cos., Inc.                                            62,539                      739
  Northwest Bancorp, Inc.                                       81,500                      739
* The Boyds Collection, Ltd.                                    79,300                      738
* Mortons Restaurant Group                                      34,744                      738
* Sonic Automotive, Inc.                                       107,100                      736
* ViroPharma Inc.                                               50,800                      736
* DVI, Inc.                                                     43,000                      734
  LSI Industries Inc.                                           35,818                      732
* QRS Corp.                                                     57,000                      730
* Valuevision International, Inc. Class A                       57,774                      729
* OraSure Technologies, Inc.                                    88,400                      729
* U.S. Vision, Inc.                                            175,300                      729
* SilverStream Software, Inc.                                   35,255                      727
  Riviana Foods, Inc.                                           37,000                      726
* Ocwen Financial Corp.                                        113,700                      725
* CDI Corp.                                                     49,500                      724
* Sequenom, Inc.                                                51,630                      723
  Zenith National Insurance Corp.                               24,600                      723
  Medford Bancorp, Inc.                                         46,598                      722
  UniSource Energy Corp.                                        38,380                      722
* USinternetworking, Inc.                                      143,380                      717
* Curative Health Services Inc.                                128,800                      716
* Management Network Group Inc.                                 60,300                      716
  CB Bancshares Inc./Hawaii                                     27,600                      716
  Quaker Chemical Corp.                                         37,900                      713
* Drexler Technology Corp.                                      51,589                      713
* Strattec Security Corp.                                       22,905                      710
  Commercial Metals Co.                                         31,900                      710
  Sauer-Danfoss, Inc.                                           75,700                      710
* Ditech Communications Corp.                                   44,170                      709
* BindView Development Corp.                                    75,400                      709
* Charming Shoppes, Inc.                                       118,079                      708
  Connecticut Water Services, Inc.                              23,100                      707
  MutualFirst Financial Inc.                                    47,853                      706
  Milacron Inc.                                                 43,785                      703

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* The Medicines Co.                                             34,250          $           702
* Unifi, Inc.                                                   78,535                      702
  SLI, Inc.                                                    108,850                      701
* Hoenig Group, Inc.                                            64,400                      700
* Travelocity.com Inc.                                          57,600                      698
*(3) IGEN International, Inc.                                   56,700                      698
* Datastream Systems, Inc.                                      71,600                      698
  Wolverine World Wide, Inc.                                    45,770                      698
  Presidential Life Corp.                                       46,700                      698
* Consolidated Graphics, Inc.                                   58,300                      696
  Heritage Financial Corp.                                      68,200                      695
* Xircom, Inc.                                                  44,748                      694
  Provident Bankshares Corp.                                    33,190                      693
  Russell Corp.                                                 44,856                      692
  ABM Industries                                                22,600                      692
* MedQuist, Inc.                                                43,256                      692
  First Commonwealth  Financial Corp.                           69,200                      692
* Frontline Capital Group                                       52,000                      691
*(3) Alliance Gaming Corp.                                      78,200                      689
  Granite State Bankshares, Inc.                                34,700                      689
  St. Francis Capital Corp.                                     52,500                      689
  Flushing Financial Corp.                                      38,400                      689
* Audiovox Corp.                                                76,525                      689
  Nationwide Health Properties,  Inc. REIT                      53,300                      686
  Jefferson Savings Bancorp, Inc.                               45,500                      683
  The Stride Rite Corp.                                         97,426                      682
  F & M National Corp.                                          26,100                      682
* The Buckle, Inc.                                              38,800                      681
  Fremont General Corp.                                        241,994                      681
* hi/fn, inc.                                                   24,743                      680
* Genzyme Molecular Oncology                                    73,831                      678
  Midas Inc.                                                    56,820                      678
  Coca-Cola Bottling Co.                                        17,900                      678
* Pinnacle Holdings Inc. REIT                                   74,785                      678
* Mesa Air Group Inc.                                           96,700                      677
* Service Corp. International                                  386,661                      677
*(3) The Children's Place Retail Stores, Inc.                   33,400                      676
* LCC International, Inc. Class A                               62,100                      675
  Walter Industries, Inc.                                       89,800                      674
*(3) Revlon, Inc. Class A                                      135,700                      673
  Annaly Mortgage Management Inc. REIT                          74,200                      672
* Aerosonic Corp.                                               66,300                      671
* Diametrics Medical, Inc.                                     113,000                      671
* The Kroll-O'Gara Co.                                         111,800                      671
*(3) Novatel Wireless, Inc.                                     54,200                      671
  NCH Corp.                                                     17,600                      669
* URS Corp.                                                     45,500                      668
* Remec, Inc.                                                   69,314                      667
* EMS Technologies, Inc.                                        57,386                      667
* Florida Banks, Inc.                                          125,500                      667


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                                       21


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
-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Friede Goldman Halter, Inc.                                  186,675          $           665
* Identix, Inc.                                                 84,600                      664
* Insurance Auto Auctions, Inc.                                 55,300                      664
  The Standard Register Co.                                     46,547                      663
* IntraBiotics Pharmaceuticals, Inc.                            68,900                      663
* InKine Pharmaceutical Company, Inc.                           89,900                      663
  Seacoast Banking Corp. of Florida Class A                     25,000                      663
  First International Bancorp, Inc.                            100,900                      662
  Corporate Office Properties Trust, Inc. REIT                  66,600                      662
  AAR Corp.                                                     52,400                      662
* World Acceptance Corp.                                       120,100                      661
  Casey's General Stores                                        44,200                      660
  Holly Corp.                                                   35,200                      660
* Secure Computing Corp.                                        66,700                      659
  L. S. Starrett Co. Class A                                    28,000                      658
  Summit Bancshares, Inc.                                       30,300                      657
*(3) MP3.com, Inc.                                             182,700                      657
  California Independent Bancorp                                34,466                      655
* Edgewater Technology, Inc.                                   100,500                      653
  Otter Tail Power Co.                                          23,504                      652
* Handleman Co.                                                 86,761                      651
* PC-Tel, Inc.                                                  60,500                      650
* Citadel Communications Corp.                                  54,175                      650
* InterVoice-Brite, Inc.                                        89,188                      647
  Alico, Inc.                                                   39,100                      645
* Aspect Communications Corp.                                   80,138                      645
  Madison Gas & Electric Co.                                    28,500                      645
* Concurrent Computer Corp.                                    119,800                      644
* ePlus Inc.                                                    56,600                      644
* CenterSpan Communications Corp.                               57,500                      643
* Focal Communications Corp.                                    91,750                      642
* Aclara Biosciences, Inc.                                      58,932                      641
* Department 56 Inc.                                            55,695                      640
* Nanogen, Inc.                                                 71,000                      639
* Manufacturers' Services Limited                               96,200                      637
* Broadbase Software Inc.                                      101,916                      637
* Hyseq, Inc.                                                   44,200                      635
* Metasolv Software, Inc.                                       69,546                      635
* Theragenics Corp.                                            126,884                      634
*(3) H Power Corp.                                              82,321                      633
  Gorman-Rupp Co.                                               35,125                      632
* Giant Industries, Inc.                                        86,400                      632
  International Multifoods Corp.                                31,081                      631
  Crawford & Co. Class B                                        54,300                      631
* Aurora Foods Inc.                                            258,300                      630
* Volt Information Sciences Inc.                                30,300                      629
* NetRatings, Inc.                                              42,790                      628
* NYFIX, Inc.                                                   25,958                      628
* o2wireless Solutions, Inc.                                    67,400                      628
* Glenayre Technologies, Inc.                                  176,825                      624

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Auspex Systems, Inc.                                          89,200          $           624
  ChemFirst Inc.                                                28,300                      624
  Consolidated-Tomoka Land Co.                                  52,500                      623
  Chesapeake Corp. of Virginia                                  30,317                      623
* General Semiconductor, Inc.                                   99,689                      623
* Royal Appliance Manufacturing Co.                            155,586                      622
* International Specialty Products, Inc.                        93,025                      622
* Sonus Networks, Inc.                                          24,625                      622
* Sequa Corp. Class A                                           17,034                      620
  Westpoint Stevens, Inc.                                       82,691                      619
* Ventiv Health, Inc.                                           49,249                      619
  Crown American Realty Trust REIT                             116,300                      618
* Berlitz International, Inc.                                   76,627                      618
* Data Broadcasting Corp.                                      176,400                      617
* Aspect Medical Systems, Inc.                                  71,564                      617
* Aksys, Ltd.                                                   37,300                      615
*(3) Cytoclonal Pharmaceutics Inc.                              83,400                      615
* Stratus Properties, Inc.                                     123,000                      615
  Allen Organ Co.                                               11,600                      615
  Atlantic Tele-Network, Inc.                                   60,720                      615
*(3) VA Linux Systems, Inc.                                     75,628                      614
  McGrath Rent Corp.                                            31,700                      614
* Todd Shipyards Corp.                                          94,447                      614
* Jones Lang Lasalle Inc.                                       44,200                      613
* United Capital Corp.                                          41,900                      613
  Massbank Corp.                                                20,900                      611
* SpeedFam-IPEC, Inc.                                          100,792                      611
  National City Bancorporation                                  36,940                      610
* Nortek, Inc.                                                  25,700                      609
* Cambridge Technology Partners                                231,800                      608
  Southwest Bancorp, Inc.                                       36,700                      606
* UbiquiTel Inc.                                               109,900                      604
  Community Trust Bancorp Inc.                                  40,605                      604
* Miravant Medical Technology                                   65,000                      603
  Kilroy Realty Corp. REIT                                      21,100                      603
  Columbia Bancorp                                              54,400                      600
  Lennox International Inc.                                     77,330                      599
  Inter-Tel, Inc.                                               77,900                      599
  First Place Financial Corp.                                   54,395                      598
* XCare.net, Inc.                                              116,600                      598
* Kaiser Aluminum & Chemical Corp.                             162,000                      597
* Intermedia Communications Inc.                                83,100                      597
  BSB Bancorp, Inc.                                             45,332                      597
* Hexcel Corp.                                                  66,800                      597
* TTM Technologies, Inc.                                        42,034                      596
  Myers Industries, Inc.                                        41,115                      596
* Urocor, Inc.                                                  67,900                      594
* Advanced Tissue Sciences Inc.                                195,858                      594
* Diacrin, Inc.                                                118,700                      594
* Allscripts, Inc.                                              63,508                      593


                                      -----
                                       22

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Kensey Nash Corp.                                             58,600          $           593
* NextCard, Inc.                                                74,115                      593
* Satcon Technology Corp.                                       59,893                      591
  FBL Financial Group, Inc. Class A                             33,913                      591
  Getty Realty Holding Corp.                                    39,000                      590
* MeriStar Hotels & Resorts, Inc. REIT                         224,600                      590
* Pathmark Stores, Inc.                                         35,700                      589
* Lantronix, Inc.                                               92,350                      589
* EEX Corp.                                                    120,613                      588
* Dave & Busters                                                53,232                      586
  Newmil Bancorp, Inc.                                          55,400                      585
* Three-Five Systems, Inc.                                      32,300                      581
* Modis Professional Services Inc.                             140,919                      581
  Phillips-Van Heusen Corp.                                     44,700                      581
* American Classic Voyager Co.                                  41,500                      581
*(3) Inrange Technologies Corp.                                 34,300                      581
* Dyax Corp.                                                    27,360                      580
* Stoneridge,Inc.                                               85,900                      580
* Nu Horizons Electronics Corp.                                 64,852                      580
  Fidelity Bancorp, Inc.                                        30,800                      578
* MKS Instruments, Inc.                                         37,227                      577
* Clarent Corp.                                                 50,983                      577
* FirePond, Inc.                                                60,975                      575
* Cygnus Inc.                                                  117,912                      575
* Syntel, Inc.                                                  99,850                      574
* Silicon Image, Inc.                                          105,470                      573
* Davox Corp.                                                   58,800                      573
  Pacific Northwest Bancorp                                     41,500                      573
(3) First South Bancorp, Inc.                                   24,750                      573
  Health Care REIT, Inc.                                        35,200                      572
*(3) Procom Technology, Inc.                                    44,100                      572
* SONICblue Inc.                                               138,601                      572
  First Financial Corp.-Indiana                                 17,900                      572
* Keynote Systems Inc.                                          40,237                      571
  Horizon Financial Corp.                                       47,998                      570
* Schuler Homes Inc.                                            63,300                      570
* Progenics Pharmaceuticals, Inc.                               32,900                      568
* Structural Dynamics Research Corp.                            56,750                      568
  Met-Pro Corp.                                                 55,047                      567
  Oregon Trail Financial Corp.                                  41,200                      567
* HotJobs.com Ltd.                                              49,500                      566
* Interdigital Communications Corp.                            104,664                      566
  Caraustar Industries, Inc.                                    60,200                      564
  United Mobile Homes, Inc. REIT                                59,400                      564
  Stepan Co.                                                    23,800                      564
* Clintrials Research, Inc.                                    108,100                      561
* Navigators Group, Inc.                                        42,000                      559
* Neon Communications, Inc.                                     86,000                      559
*(3) MicroStrategy Inc.                                         58,700                      558
  USEC Inc.                                                    129,200                      557
* ESS Technology, Inc.                                         108,660                      557

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Bell & Howell Co.                                             33,745          $           557
  Ampco-Pittsburgh Corp.                                        46,335                      556
* Micron Electronics, Inc.                                     141,796                      554
* Natural Microsystems Corp.                                    56,056                      554
  Foster Wheeler Corp.                                         105,426                      553
* Net.B@nk, Inc.                                                84,300                      553
* Wesco International, Inc.                                     76,200                      552
  Cubic Corp.                                                   21,500                      552
  United Dominion Industries Ltd.                               45,300                      552
* Netro Corp.                                                   79,459                      551
* Electric Fuel Corp.                                          117,500                      551
* Docent, Inc.                                                  62,897                      550
* Pinnacle Systems, Inc.                                        74,600                      550
* Numerex Corp.                                                 66,600                      549
  Blair Corp.                                                   29,500                      549
* Merix Corp.                                                   41,050                      549
  World Fuel Services Corp.                                     78,261                      548
  HEICO Corp.                                                   35,008                      547
*(3) Western Multiplex Corporation                              79,543                      547
*(3) New Focus, Inc.                                            15,692                      545
* The Dress Barn, Inc.                                          18,800                      545
* NBTY, Inc.                                                   114,700                      545
* Steel Dynamics, Inc.                                          49,500                      545
* Tower Automotive, Inc.                                        60,500                      545
* QuickLogic Corp.                                              78,300                      543
* The TriZetto Group, Inc.                                      32,500                      542
* Shoe Carnival, Inc.                                           79,600                      542
* Sunburst Hospitality Corp.                                    74,713                      542
* Osicom Technologies, Inc.                                     33,712                      541
* Danielson Holdings Corp.                                     118,100                      539
*(3) Momentum Business Applications, Inc.                       50,988                      537
*(3) Viatel, Inc.                                              144,154                      536
* Benihana Inc. Class A                                         47,100                      536
* Applica Inc.                                                 109,899                      536
  Mueller (Paul) Co.                                            20,000                      535
* Federal Agricultural Mortgage Corp. Class A                   29,100                      535
  Fedders Corp.                                                115,445                      534
  Trenwick Group Ltd                                            21,500                      533
  Springs Industries Inc. Class A                               16,439                      533
  Alamo Group, Inc.                                             40,800                      533
* CardioDynamics International Corp.                           154,900                      532
* Embrex, Inc.                                                  34,600                      532
* Comcast Corp. Class A                                         12,860                      531
  Merchants Bancshares, Inc.                                    21,900                      531
* Advanced Lighting Technologies, Inc.                          80,100                      531
* Griffin Land & Nurseries, Inc.                                46,100                      530
  AXA Financial, Inc.                                            9,481                      530
  Virco Manufacturing Corp.                                     54,218                      529
* Sola International Inc.                                      128,000                      528
* GoTo.com, Inc.                                                72,203                      528


                                      -----
                                       23


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
-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Activision, Inc.                                              34,900          $           528
  HF Financial Corp.                                            52,750                      528
* Perrigo Co.                                                   63,645                      527
  Ryerson Tull, Inc.                                            63,595                      525
* Sunglass Hut International, Inc.                             102,226                      524
  Sizzlers Property Investors, Inc. REIT                        75,000                      520
* Rosetta Inpharmatics,Inc.                                     32,511                      520
* Casella Waste Systems, Inc.                                   59,800                      520
  Cabot Industrial Trust REIT                                   27,043                      519
  WSFS Financial Corp.                                          40,300                      519
  Barnes Group, Inc.                                            26,100                      519
* S&K Famous Brands Inc.                                        76,600                      517
* Greka Energy Corp.                                            38,287                      517
  Bush Industries, Inc.                                         44,383                      516
* NS Group Inc.                                                 54,400                      514
*(3) Metricom                                                   50,829                      511
* Harmonic, Inc.                                                89,611                      510
* Material Sciences Corp.                                       66,250                      509
* Autotote Corp.                                               172,200                      508
* Wiser Oil Co.                                                 96,500                      507
* Viewpoint Corp.                                               92,825                      505
  Vesta Insurance Group, Inc.                                   98,400                      504
* Digitas Inc.                                                  99,099                      502
  Bassett Furniture Industries, Inc.                            44,563                      501
  Bryn Mawr Bank Corp.                                          23,700                      501
* Expedia Inc.                                                  52,231                      499
* Zebra Technologies Corp. Class B                              12,240                      499
* Sanchez Computer Associates, Inc.                             60,420                      498
  IKON Office Solutions, Inc.                                  198,497                      496
* Wyndham International, Inc. Class A                          282,976                      495
  Resource Bancshares Mortgage Group, Inc.                      70,100                      495
* Transaction Systems Architects, Inc.                          42,806                      495
* Integrated Electrical Services, Inc.                          83,100                      493
  Tech/Ops Sevcon, Inc.                                         54,800                      493
* Multex.com Inc.                                               37,200                      493
* Adolor Corp.                                                  22,400                      493
  Blockbuster Inc. Class A                                      58,800                      492
* iGATE Capital Corp.                                          171,200                      492
  GenCorp, Inc.                                                 51,100                      492
*(3) Sonosite, Inc.                                             38,479                      491
* Metawave Communications Corp.                                 53,557                      489
  Ameron International Corp.                                    13,100                      488
* Lynx Therapeutics Inc.                                        54,126                      487
(3) Howell Corp.                                                39,500                      486
* Copper Mountain Networks, Inc.                                82,334                      486
* infoUSA Inc.                                                 144,032                      486
* Collins & Aikman Corp.                                       115,900                      485
* C-COR Electronics, Inc.                                       49,900                      485

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  State Financial Services Corp. Class A                        57,469          $           485
* Hector Communications Corp.                                   45,900                      485
* First Consulting Group, Inc.                                 102,016                      485
  Great Southern Bancorp, Inc.                                  31,000                      484
*(3) Inforte Corp.                                              35,211                      484
* Mapics Inc.                                                   96,400                      482
* Sciclone Pharmaceuticals                                     120,300                      481
* Antec Corp.                                                   60,797                      481
  First Union Real Estate REIT                                 187,320                      480
* Jupiter Media Metrix, Inc.                                    51,463                      479
  Meridian Diagnostics, Inc.                                    97,029                      479
* Meditrust Corp.                                              186,339                      477
* 3 Dimensional Pharmaceuticals                                 32,205                      477
* BE Avionics Inc.                                              29,800                      477
* New Era of Networks, Inc.                                     81,157                      477
  CIRCOR International, Inc.                                    47,650                      477
  Century Bancorp, Inc. Class A                                 32,400                      476
*(3) Airnet Communications Corp.                                70,344                      475
* Prime Hospitality Corp.                                       40,800                      474
* Waste Connections, Inc.                                       14,300                      473
* eLoyalty Corp.                                                72,887                      471
* Startek, Inc.                                                 30,600                      470
*(3) World Access, Inc.                                        195,361                      470
*(3) Intuitive Surgical, Inc.                                   55,300                      470
* OfficeMax, Inc.                                              163,450                      470
* Uniroyal Technology Corp.                                     75,186                      470
  J. Baker, Inc.                                               104,291                      469
* RMH Teleservices, Inc.                                        50,700                      469
* United Therapeutics Corp.                                     31,769                      469
* TransMontaigne Inc.                                          170,300                      468
* Argonaut Technologies Inc.                                    55,000                      468
* Viacom Inc. Class A                                            9,906                      466
  The Marcus Corp.                                              33,500                      465
* S1 Corp.                                                      88,520                      465
* iManage, Inc.                                                101,501                      463
* Candela Corp.                                                 88,050                      462
* Equinix, Inc.                                                105,469                      461
* NPC International Class A                                     42,600                      461
* Motient Corp.                                                115,100                      460
  Lance, Inc.                                                   36,351                      460
* Bluestone Software Inc.                                       30,300                      458
* American Axle & Manufacturing Holdings, Inc.                  57,696                      458
  FirstSpartan Financial Corp.                                  12,500                      458
  Pilgrim's Pride Corp.                                         58,600                      458
* Endo Pharmaceuticals Holdings, Inc.                           76,200                      457
  SJNB Financial Corp.                                          12,500                      456
* ZixIt Corp.                                                   51,978                      455
* Airgas, Inc.                                                  66,620                      454
* Impco Technologies Inc.                                       37,800                      454
* Superior Consultant Holdings Corp.                           164,600                      453


                                      -----
                                       24

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Syms Corp.                                                    98,249          $           448
  Coastal Bancorp, Inc.                                         18,600                      446
* Duramed Pharmaceuticals, Inc.                                133,400                      446
* Arena Pharmaceuticals, Inc.                                   28,720                      445
* Wave Systems Corp.                                            98,840                      445
  IRT Property Co. REIT                                         54,700                      444
  RFS Hotel Investors, Inc. REIT                                34,000                      444
  Winston Hotels, Inc. REIT                                     62,300                      444
* The IT Group, Inc.                                            88,685                      443
* Rohn Industries Inc.                                         116,300                      443
* Charles River Associates Inc.                                 42,900                      442
* Ampal-American Israel Corp.                                   72,800                      441
  Central Vermont Public Service Corp.                          36,200                      441
* Roy F. Weston, Inc.                                           98,000                      441
  EDO Corp.                                                     59,700                      440
* SITEL Corp.                                                  153,000                      440
* PharmaNetics, Inc.                                            37,400                      439
* Clark/Bardes Holdings, Inc.                                   43,400                      439
* Acmat Corp. Class A                                           61,500                      438
*(3) Oxigene, Inc.                                              74,439                      437
* Ciphergen Biosystems, Inc.                                    32,985                      437
* Mechanical Technology Inc.                                   124,835                      437
* World Wrestling Federation Entertainment, Inc.                27,296                      437
* Ceres Group, Inc.                                             72,600                      436
  Ambanc Holding Co., Inc.                                      26,600                      436
  Gerber Scientific, Inc.                                       50,700                      434
* Deltagen, Inc.                                                41,433                      432
* Choice One Communications Inc.                                46,432                      432
* California Amplifier, Inc.                                    46,660                      432
* Proton Energy Systems, Inc.                                   40,940                      430
* Daisytek International Corp.                                  62,500                      430
* Cole National Corp. Class A                                   49,800                      430
* eSPEED, Inc.                                                  27,380                      430
* Mail-Well, Inc.                                               99,500                      429
* UNOVA, Inc.                                                  118,238                      429
* dELiA*s                                                      304,772                      429
* Curis, Inc.                                                   48,200                      428
  Commercial Net Lease Realty REIT                              41,900                      427
* Wackenhut Corp.                                               31,592                      426
  PolyOne Corp.                                                 72,372                      425
* Value City Department Stores, Inc.                            80,800                      424
* The Profit Recovery Group International, Inc.                 66,400                      423
* SpaceLabs Medical, Inc.                                       32,539                      423
* Tripath Technology Inc.                                       29,550                      423
  Superior Industries International, Inc.                       13,323                      421
* Amerco, Inc.                                                  21,400                      420
* Digital Island Inc.                                          103,350                      420

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  A.O. Smith Corp.                                              24,600          $           420
* PETsMART, Inc.                                               145,952                      420
  Innkeepers USA Trust REIT                                     37,900                      419
*(3) Silicon Laboratories Inc.                                  29,070                      418
* Intertrust Technologies Corp.                                122,755                      414
* Labor Ready, Inc.                                            124,150                      411
* ClickAction, Inc.                                             74,700                      411
* AVT Corp.                                                     82,500                      410
* Franklin Electronic Publishers, Inc.                          88,500                      409
* ACTV, Inc.                                                    96,160                      409
  United Wisconsin Services, Inc.                              120,400                      406
* Zomax Inc.                                                    89,000                      406
* W.R. Grace & Co.                                             127,018                      405
* Signal Technology Corp.                                       40,453                      405
* PriceSmart, Inc.                                              12,300                      404
*(3) Handspring, Inc.                                           10,383                      404
* Ciber, Inc.                                                   82,700                      403
* Centra Software, Inc.                                        103,762                      402
* Beasley Broadcast Group, Inc.                                 48,300                      401
  The Ackerley Group, Inc.                                      44,600                      401
* Intelidata Technologies Corp.                                154,600                      401
*(3) Covad Communications Group, Inc.                          241,759                      400
  Donnelly Corp.                                                30,325                      400
* MGI Pharma, Inc.                                              24,200                      399
* PC Connection, Inc.                                           38,442                      399
* Ace Cash Express, Inc.                                        36,750                      397
* Genzyme Corp.-Genzyme Biosurgery                              45,648                      397
* Friendly Ice Cream Corp.                                     192,100                      396
* Resonate Inc.                                                 41,694                      396
  Cascade Bancorp                                               29,315                      396
  Oneida Ltd.                                                   21,300                      395
* Concord Communications, Inc.                                  45,100                      395
* Western Digital Corp.                                        161,736                      394
*(3) Applied Molecular Evolution                                23,100                      394
  Three Rivers Bancorp, Inc.                                    47,700                      394
* Terayon Communications
    Systems, Inc.                                               96,737                      393
* Information Management Associates, Inc.                       89,700                      392
* Jacobson Stores Inc.                                         116,200                      392
  Humphrey Hospitality Trust, Inc. REIT                         55,500                      392
  Analysts International Corp.                                 102,600                      391
* Hawthorne Financial Corp.                                     27,200                      391
* Clarus Corp.                                                  55,847                      391
* Midwest Express Holdings, Inc.                                26,500                      389
* Information Resources, Inc.                                  117,135                      388
* ITXC Corp.                                                    55,683                      386
* CSK Auto Corp.                                                99,500                      386
* Immune Response                                              146,817                      385
* Dura Automotive Systems, Inc.                                 73,379                      385


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                                      25


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
-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Encompass Services Corp.                                      76,040          $           385
* Brightpoint, Inc.                                            109,500                      383
* K2 Inc.                                                       47,762                      382
* Telular Corp.                                                 75,450                      382
* Ramtron International Corp.                                   87,300                      382
* Pegasus Solutions Inc.                                        54,950                      381
* SkillSoft Corp.                                               20,300                      381
* Adelphia Business Solutions, Inc.                             89,400                      380
* Proxicom, Inc.                                                91,792                      379
* Thermo Fibertek, Inc.                                        110,125                      379
* Trans World Entertainment Corp.                               42,300                      378
* The Good Guys, Inc.                                          125,900                      378
* Berkshire Hathaway Inc. Class B                                  160                      377
* Entegris Inc.                                                 50,314                      377
* UICI                                                          63,400                      376
* Group 1 Automotive, Inc.                                      40,000                      375
* BankUnited Financial Corp.                                    44,100                      375
*(3) Large Scale Biology Corp.                                  39,400                      374
* Matria Healthcare, Inc.                                       38,875                      374
* Network Peripherals, Inc.                                     58,060                      374
* Preview Systems, Inc.                                        119,580                      374
  HMN Financial, Inc.                                           28,550                      373
(3) Federal-Mogul Corp.                                        160,791                      372
  Wolohan Lumber Co.                                            34,578                      372
* Cysive, Inc.                                                  90,000                      371
* Chalone Wine Group Ltd.                                       45,340                      371
* Scient Corp.                                                 114,145                      371
* Billing Concepts Corp.                                       185,328                      371
* Variagenics, Inc.                                             31,200                      370
* Lifeline Systems, Inc.                                        29,300                      370
  Southern Peru Copper Corp.                                    28,600                      368
  Green Mountain Power Corp.                                    29,400                      368
  Puerto Rican Cement Co., Inc.                                 12,400                      366
  Amcast Industrial Corp.                                       36,796                      366
* Advanced Polymer Systems                                     153,900                      366
  Conoco Inc. Class A                                           12,700                      364
* Copart, Inc.                                                  16,898                      363
* Versata, Inc.                                                 40,622                      363
* Lifecore Biomedical Inc.                                      78,300                      362
  Santander BanCorp                                             18,810                      362
* Baldwin Technology Class A                                   241,300                      362
* Complete Business Solutions, Inc.                             35,000                      361
* Old Dominion Freight Line, Inc.                               37,915                      360
* Guess ?, Inc.                                                 67,727                      360
* MarchFirst, Inc.                                             239,641                      359
  Tenneco Automotive, Inc.                                     119,692                      359
  Thornburg Mortgage, Inc.                                      39,500                      358
* Tyler Technologies, Inc.                                     211,900                      358
  Herbalife International Class A                               46,800                      357
* AT&T Latin America Corp.-Class A                             129,540                      356
* Xicor, Inc.                                                  105,500                      356
* Texas Biotechnology Corp.                                     41,300                      355
  Ziegler Cos., Inc.                                            21,500                      355

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Radio One, Inc.                                               33,150          $           354
* All American Semiconductor, Inc.                              39,340                      354
* PRWW, Ltd.                                                    46,400                      354
* Deltek Systems, Inc.                                          83,200                      354
* Lazare Kaplan International, Inc.                             69,800                      353
* Pharmacyclics, Inc.                                           10,294                      353
  General Cable Corp.                                           79,350                      352
  Landry's Seafood Restaurants, Inc.                            35,400                      352
* Tuesday Morning Corp.                                         66,200                      352
  Peoples Holding Co.                                           19,500                      351
* ANC Rental Corp.                                             100,244                      351
  Maine Public Service Co.                                      13,300                      351
* ChipPAC, Inc.                                                117,919                      350
* MTR Gaming Group Inc.                                         73,500                      349
* Com21, Inc.                                                   74,400                      349
  BNP Residential Properties, Inc.                              46,500                      349
* American Bank Note Holographics, Inc.                        266,100                      349
  Calgon Carbon Corp.                                           61,200                      348
* Integrated Telecom Express, Inc.                              72,627                      347
* Priceline.com Inc.                                           264,060                      347
* Mayor's Jeweler's, Inc.                                      120,500                      346
  Polaroid Corp.                                                59,513                      346
* Adaptive Broadband Corp.                                      56,290                      345
  Oxford Industries, Inc.                                       22,600                      345
* Garden Fresh Restaurant Corp.                                 55,700                      345
*(3) Storage Computer Corp.                                     43,800                      342
* Aetrium, Inc.                                                123,800                      340
*(3) TiVo Inc.                                                  63,288                      340
  Great Atlantic & Pacific Tea Co., Inc.                        48,551                      340
  CompX International Inc.                                      38,000                      340
* Genome Therapeutics Corp.                                     48,715                      339
* Digi International, Inc.                                      55,200                      338
  Covest Bankshares, Inc.                                       26,500                      338
* Jo-Ann Stores, Inc. Class A                                   51,400                      337
* Del Monte Foods Co.                                           46,500                      337
  Investors Title Co.                                           21,400                      337
* Consolidated Freightways Corp.                                80,299                      336
* Fairchild Corp.                                               61,101                      336
  Oil-Dri Corp. of America                                      50,175                      336
* Interneuron Pharmaceutical, Inc.                             261,200                      335
  Konover Property Trust, Inc. REIT                             76,400                      334
* Carrier Access Corp.                                          37,109                      334
* BioMarin Pharmaceutical Inc.                                  34,300                      332
*(3) Cell Pathways, Inc.                                        69,910                      332
* Catalina Lighting, Inc.                                      156,000                      332
  Lone Star Steakhouse & Saloon, Inc.                           34,357                      331
  Superior Uniform Group, Inc.                                  40,600                      330
* Vyyo Inc.                                                     53,723                      329
* Perry Ellis International Corp.                               59,800                      329
  First Bancorp North Carolina                                  20,821                      328


                                      -----
                                       26

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Rare Medium Group, Inc.                                      172,000          $           328
* Hologic, Inc.                                                 61,600                      327
* Nastech Pharmaceutical Co., Inc.                              46,600                      326
* EXE Technologies, Inc.                                        25,080                      326
* Jackpot Enterprises, Inc.                                     65,200                      326
* P-Com, Inc.                                                  106,300                      326
* LookSmart, Ltd.                                              132,995                      324
* Sizzler International                                        215,925                      324
  Team Financial, Inc.                                          46,000                      322
*(3) LendingTree, Inc.                                         156,000                      322
* I.D. Systems, Inc.                                           127,900                      320
* Rochester Medical Corp.                                       63,850                      319
  Hughes Supply, Inc.                                           17,739                      318
* Daily Journal Corp.                                           10,600                      318
* Wackenhut Corrections Corp.                                   43,100                      318
  First Keystone Financial, Inc.                                30,600                      317
* Optical Communication Products, Inc.                          28,192                      317
* Mercator Software, Inc.                                       58,900                      317
* AT&T Corp.-Liberty Media Group                                16,876                      316
  Patriot Bank Corp.                                            46,875                      316
  National Health Investors REIT                                42,900                      316
* Gentiva Health Services, Inc.                                 23,478                      314
  EZCORP, Inc.                                                 208,900                      313
  Community Banks, Inc.                                         15,280                      313
* Spanish Broadcasting System, Inc.                             62,600                      313
* Primus Telecommunications Group, Inc.                        135,100                      312
  Nash-Finch Co.                                                26,700                      312
  Universal Health Realty  Income REIT                          15,700                      312
* Workflow Management, Inc.                                     45,267                      311
* kforce.com, Inc.                                             101,554                      311
* Interliant Inc.                                               97,500                      311
* LightPath Technologies, Inc.                                  22,300                      309
  Angelica Corp.                                                33,000                      309
* Artisoft, Inc.                                                85,204                      309
* Per-Se Technologies, Inc.                                     88,505                      308
  Omnova Solutions Inc.                                         51,100                      307
* Hayes Lemmerz International, Inc.                             45,840                      307
  Penford Corp.                                                 21,491                      306
* iBasis, Inc.                                                  74,100                      306
* ePresence, Inc.                                               70,300                      305
* Lydall, Inc.                                                  35,100                      305
*(3) Superior Telecom Inc.                                     157,310                      305
  Prime Group Realty Trust REIT                                 21,200                      305
  Kramont Realty Trust                                          33,800                      304
  Correctional Properties Trust REIT                            31,600                      304
* Technisource, Inc.                                           206,600                      303
*(3) F5 Networks, Inc.                                          31,910                      303
* Aviall Inc.                                                   59,819                      303
  Capstead Mortage Corp.                                        27,775                      302

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* C-bridge Internet Solutions, Inc.                             76,936          $           301
* Virage, Inc.                                                  55,900                      300
* Lancer Corp.                                                  52,185                      300
* Success Bancshares, Inc.                                      25,000                      300
* DT Industries, Inc.                                           84,200                      300
* Sunrise Telecom Inc.                                          76,610                      299
* Highlands Insurance Group                                     33,154                      298
* PJ America Inc.                                               53,600                      298
  Greater Delaware Valley Savings Bank                          29,800                      298
* Hotel Reservations Network, Inc.                              10,500                      298
  Hunt Corp.                                                    60,900                      297
  Apogee Enterprises, Inc.                                      55,200                      297
* RailAmerica, Inc.                                             37,802                      297
* Level 8 Systems Inc.                                          48,600                      296
* Fresh Del Monte Produce Inc.                                  66,700                      296
*(3) Software Spectrum, Inc.                                    48,700                      295
*(3) Zoltek Cos., Inc.                                          90,400                      294
 (3) Armstrong Holdings, Inc.                                  142,444                      294
* McAfee.com Corp.                                              58,758                      294
* Extensity, Inc.                                               48,745                      293
  Stewart Enterprises, Inc. Class A                            153,500                      293
* Bethlehem Steel Corp.                                        166,554                      291
* SmartDisk Corp.                                               75,200                      291
  Exide Corp.                                                   38,200                      291
  Mississippi Chemical Corp.                                    92,341                      291
* Systems & Computer
    Technology Corp.                                            23,600                      291
* VIA NET.WORKS, Inc.                                           76,078                      290
  Dimon Inc.                                                    52,650                      290
 (3) Bridge View Bancorp                                        20,649                      289
* WorldPages.com, Inc.                                         107,500                      289
* BSQUARE Corp.                                                 48,000                      288
* Perficient, Inc.                                              47,900                      287
*(3) Bracknell Corp                                             51,400                      286
* Titanium Metals Corp.                                         42,000                      284
  American Land Lease, Inc.                                     28,600                      282
* Somera Communications, Inc.                                   32,500                      282
* ORATEC Interventions, Inc.                                    54,962                      282
* Champion Enterprises, Inc.                                   102,369                      282
* William Lyon Homes, Inc.                                      30,000                      281
* Mesaba Holdings, Inc.                                         22,300                      280
* Navigant International, Inc.                                  34,450                      280
* Troy Group, Inc.                                              56,200                      279
* NaviSite, Inc.                                               118,990                      279
* Viant Corp.                                                   70,000                      278
* Wink Communications, Inc.                                     46,300                      278
  Nashua Corp.                                                  62,514                      278
  Katy Industries, Inc.                                         46,200                      277
* AnswerThink Consulting Group, Inc.                            76,379                      277
  Lillian Vernon Corp.                                          39,500                      277
* Predictive Systems, Inc.                                      38,600                      276
* American Skiing Co.                                          190,800                      274


                                    -----
                                      27

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
  Pulaski Financial Corp.                                       27,948          $           274
  Hopfed Bancorp, Inc.                                          24,600                      274
* Sykes Enterprises, Inc.                                       61,640                      274
  Luby's, Inc.                                                  45,559                      273
  US Bancorp, Inc.                                              64,300                      273
* Alpine Group, Inc.                                           124,000                      271
* Traffix, Inc.                                                157,800                      271
* Extended Systems Inc.                                         23,200                      271
* IMRglobal Corp.                                               50,400                      271
* Netopia, Inc.                                                 62,800                      271
* ISCO, Inc.                                                    38,685                      271
  Comm Bancorp, Inc.                                             8,800                      271
* American Medical Security Group, Inc.                         44,900                      269
  Anthracite Capital Inc.                                       34,700                      269
  Computer Task Group, Inc.                                     67,992                      268
* Sheffield Pharmaceuticals, Inc.                               57,000                      267
  Salient 3 Communications Class A                             112,400                      267
  Hancock Fabrics, Inc.                                         77,600                      267
* Tanning Technology Corp.                                      72,200                      266
* Puma Technology, Inc.                                         63,887                      266
* Liberty Satellite & Technology, Inc. Class A                  84,106                      265
  Gainsco, Inc.                                                100,846                      265
* Pegasystems Inc.                                             114,400                      265
* Accrue Software, Inc.                                        105,600                      264
* Primus Knowledge Solutions, Inc.                              40,600                      264
* Andrea Radio Corp.                                           124,500                      261
  Oak Hill Financial, Inc.                                      17,900                      261
* AGENCY.COM Inc.                                               67,243                      261
  Titan International, Inc.                                     61,150                      260
  BankAtlantic Bancorp, Inc. Class A                            69,285                      260
  G & L Realty Corp. REIT                                       29,444                      259
* Layne Christensen Co.                                         79,200                      259
* 1-800-FLOWERS.COM, Inc.                                       62,700                      259
* Allergan Specialty Therapeutics, Inc.                          8,931                      258
* Wellsford Real Properties Inc. REIT                           16,400                      258
* Versant Corp.                                                114,692                      258
* Acceptance Insurance Cos. Inc.                                49,000                      257
  A.M. Castle & Co.                                             25,431                      254
* Medialink Worldwide, Inc.                                     58,100                      254
  Standard Motor Products, Inc.                                 34,400                      254
* Park-Ohio Holdings Corp.                                      52,000                      254
* Vertel Corp.                                                 108,109                      253
* Switchboard Inc.                                              85,291                      253
* Digital River, Inc.                                          106,600                      253
* TCSI Corp.                                                   184,021                      253
* Westell Technologies, Inc.                                    82,600                      253
* Bel Fuse, Inc.-Class A                                         7,550                      253
* Catalytica Energy Systems, Inc.                               14,628                      252

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  City Holding Co.                                              43,800          $           252
  Actuant Corp.                                                 83,705                      251
*(3) divine interVentures.inc                                  160,713                      251
  Schnitzer Steel Industries, Inc. Class A                      19,300                      251
* Cannondale Corp.                                              68,000                      251
* FARO Technologies, Inc.                                       83,400                      250
  Big Dog Holdings, Inc.                                        66,700                      250
* Global Payment Tech Inc.                                      70,100                      250
  Cadmus Communications                                         27,300                      249
  Timberline Software Corp.                                     69,904                      249
* Digital Generation Systems                                   116,800                      248
* UTStarcom, Inc.                                               15,993                      248
* Global Vacation Group, Inc.                                   73,300                      247
* Cheap Tickets, Inc.                                           25,100                      245
* Immucor Inc.                                                  90,946                      244
* Hartmarx Corp.                                               102,500                      243
* BTU International, Inc.                                       31,900                      243
* Geoworks                                                      82,800                      243
*(3) eMerge Interactive, Inc.                                   67,092                      243
* Correctional Services Corp.                                  104,785                      242
* Vivus, Inc.                                                  112,000                      242
*(3) Z-Tel Technologies, Inc.                                   46,455                      241
  Global TeleSystems, Inc.                                     296,400                      241
* APAC Teleservices, Inc.                                       65,111                      240
* Capital Trust Class A                                         48,500                      239
  BancFirst Ohio Corp.                                          15,570                      239
* Maxxam Inc.                                                   15,723                      239
* Crossroads Systems, Inc.                                      50,896                      239
  FNB Financial Services Corp.                                  23,700                      238
* Healthcare.com Corp.                                         158,800                      238
* Exabyte Corp.                                                 69,200                      238
* NetManage, Inc.                                              252,063                      236
* Marimba, Inc.                                                 52,500                      236
  CenterPoint Properties Corp. REIT                              5,000                      236
  Spartan Motors, Inc.                                         139,500                      235
  AMCOL International Corp.                                     49,450                      235
* Network Engines, Inc.                                         55,876                      234
  UniFirst Corp.                                                22,800                      234
* Laser Mortgage Management, Inc.                               67,800                      233
* Tractor Supply Co.                                            27,400                      233
* Fritz Cos., Inc.                                              38,400                      233
* Cone Mills Corp.                                              89,800                      230
* Be Free, Inc.                                                105,100                      230
* Cellstar Corp.                                               159,600                      229
* Interactive Intelligence Inc.                                  9,500                      229
* Lakes Gaming, Inc.                                            24,425                      229
  Argonaut Group, Inc.                                          10,881                      229
*(3) Maxim Pharmaceuticals, Inc.                                35,815                      228
* Razorfish Inc.                                               140,485                      228
  The Pep Boys (Manny, Moe & Jack)                              62,901                      228
* Zamba Corp.                                                   83,400                      227


                                      -----
                                       28

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  LTC Properties, Inc. REIT                                     63,600          $           227
  American Residential Investment Trust, Inc. REIT              97,900                      226
* On Command Corp.                                              25,700                      225
* TALK.com, Inc.                                               156,205                      225
* SeraCare, Inc.                                                64,100                      224
* Applied Graphics Technologies, Inc.                           66,344                      224
* Applix, Inc.                                                  89,221                      223
*(3) Itron, Inc.                                                61,400                      223
* W-H Energy Services, Inc.                                     11,300                      222
* Latitude Communications, Inc.                                 57,300                      222
* Todhunter International, Inc.                                 31,600                      221
* Comshare                                                      84,100                      221
* Lifeminders, Inc.                                             63,069                      221
* COMARCO, Inc.                                                 16,350                      221
  Carolina Southern Bank                                         9,882                      220
*(3) WorldGate Communications, Inc.                             57,800                      220
* Netcentives Inc.                                              57,700                      220
* Laser Vision Centers, Inc.                                   135,000                      219
  Apex Mortgage Capital, Inc. REIT                              31,600                      218
*(3) PSINet, Inc.                                              299,129                      215
* Computer Horizons Corp.                                       88,144                      215
* Headway Corporate Resources, Inc.                            156,200                      215
  Stephan Co.                                                   71,550                      215
* Net2Phone, Inc.                                               28,918                      213
* ShopKo Stores, Inc.                                           42,545                      213
* Chordiant Software, Inc.                                      71,600                      213
* Allaire Corp.                                                 42,199                      212
  Psychemedics, Inc.                                            41,100                      212
* Gilman & Ciocia, Inc.                                         73,300                      211
* Triton Network Systems, Inc.                                  67,204                      210
* Orbital Sciences Corp.                                        50,800                      210
  Synalloy Corp.                                                44,000                      209
*(3) Mossimo, Inc.                                             128,200                      208
* Navigant Consulting, Inc.                                     54,150                      206
* Applied Microsystems Corp.                                    46,500                      206
*(3) Engage, Inc.                                              272,410                      204
* Gartner Group, Inc. Class B                                   32,071                      203
* Capital Pacific Holdings, Inc.                                73,388                      202
* Axsys Technologies, Inc.                                       7,400                      202
  Ethyl Corp.                                                  140,130                      201
* MTI Technology Corp.                                          51,100                      201
  Hudson River Bancorp. Inc.                                    15,800                      200
* Previo, Inc.                                                  59,282                      200
  Transcontinental Realty  Investors, Inc. REIT                 22,525                      200
* Innotrac Corp.                                                57,100                      200
* Staff Leasing,Inc.                                            66,200                      199
* Diversa Corp.                                                 11,036                      198
  Hubbell Inc. Class A                                           7,600                      198
* Data Return Corp.                                             52,600                      197
*(3) Action Performance Cos., Inc.                              82,993                      197

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Tut Systems, Inc.                                             23,886          $           197
* M&F Worldwide Corp.                                           50,779                      197
* AvantGo, Inc.                                                 31,470                      197
* Internet.com Corp.                                            33,082                      196
* PTEK Holdings, Inc.                                          136,400                      196
*(3) Accelerated Networks, Inc.                                 70,466                      196
* Samsonite Corp.                                              142,490                      196
* Insmed Incorporated                                           56,475                      196
* Larscom, Inc. Class A                                         79,300                      196
* Braun Consulting, Inc.                                        53,000                      195
* Sensory Science Corp.                                        347,400                      195
* Encore Wire Corp.                                             33,550                      195
* Vysis, Inc.                                                   23,100                      195
* Network Plus Corp.                                            77,900                      195
* Liberty Digital, Inc.                                         38,266                      194
* Official Payments Corp.                                       28,000                      193
  Burnham Pacific Properties, Inc. REIT                         41,600                      192
* TenFold Corp.                                                128,163                      192
  Greater Community Bancorp                                     21,351                      192
* Evolve Software, Inc.                                         39,379                      192
* STAR Telecommunications, Inc.                                191,515                      192
* Quality Systems, Inc.                                         24,700                      191
* NZ Corp.                                                      63,741                      191
* Precision Optics Corp.                                        80,200                      190
*(3) TheStreet.com, Inc.                                        66,100                      190
* Walker Interactive Systems, Inc.                             141,300                      190
* TSR, Inc.                                                     51,400                      190
  Urstadt Biddle Properties REIT                                27,200                      189
  TransPro Inc.                                                 73,425                      188
* Technology Solutions Co.                                      87,675                      186
* Black Hawk Gaming & Development Co., Inc.                     27,500                      186
* HA-LO Industries, Inc.                                        82,350                      185
* Wit Soundview Group, Inc.                                     51,100                      184
* InfoCure Corp.                                                48,900                      183
* Goody's Family Clothing                                       40,300                      181
* Cumulus Media Inc.                                            50,000                      181
* RWD Technologies, Inc.                                        59,000                      181
* Interleukin Genetics, Inc.                                    56,600                      180
* StarMedia Network, Inc.                                       95,400                      180
* ON Semiconductor Corp.                                        34,349                      180
* LCA-Vision, Inc.                                             169,495                      180
  PS Business Parks, Inc. REIT                                   6,400                      178
* U.S. Energy Corp.                                             85,257                      176
  HEICO Corp. Class A                                           15,109                      176
* TBC Corp.                                                     38,450                      175
  Enesco Group, Inc.                                            37,400                      175
* Quintus Corp.                                                116,680                      175
* Twinlab Corp.                                                103,500                      175
* iBEAM Broadcasting Corp.                                     164,012                      174
* eXcelon Corp.                                                116,100                      174
* Ocular Sciences, Inc.                                         14,800                      172
* SportsLine.com, Inc.                                          32,300                      172


                                      -----
                                       29

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Mobius Management Systems, Inc.                               80,200          $           170
* LMI Aerospace, Inc.                                           77,800                      170
  Equity Inns, Inc. REIT                                        27,500                      170
* Globix Corp.                                                  61,571                      169
* Artisan Components, Inc.                                      22,600                      168
* Loislaw.com, Inc.                                             39,500                      168
* Provant, Inc.                                                 39,100                      167
* Tandycrafts, Inc.                                            127,500                      167
* Zonagen, Inc.                                                 63,400                      166
*(3) Allied Riser Communications Corp.                          81,900                      166
*(3) Earthshell Corp.                                          129,600                      166
  Urstadt Biddle Properties REIT Class A                        23,100                      164
* Turnstone Systems, Inc.                                       21,950                      163
* Cidco, Inc.                                                  108,800                      163
* Pac-West Telecom, Inc.                                        47,220                      162
  Chester Valley Bancorp                                         9,355                      161
* Omega Worldwide, Inc.                                         65,943                      161
* Visual Networks, Inc.                                         49,400                      161
* Weirton Steel                                                134,900                      161
* Media 100 Inc.                                                62,492                      160
* Creative Host Services, Inc.                                  49,200                      160
* net.Genesis Corp.                                             49,181                      160
* Sonic Innovations, Inc.                                       23,800                      159
  Bedford Bancshares, Inc.                                      17,300                      159
* Navidec, Inc.                                                 64,700                      158
* Odwalla, Inc.                                                 15,900                      157
  Senior Housing Properties  Trust REIT                         16,840                      157
*(3) i3 Mobile, Inc.                                            39,110                      156
* Gulf West Banks, Inc.                                         20,475                      156
  W.P. Carey & Co. LLC                                           8,600                      156
*(3) Medplus, Inc.                                              43,600                      155
* Stamps.Com Inc.                                               55,800                      155
  BCSB Bankcorp, Inc.                                           24,500                      155
 (3) Herbalife International Class B                            20,600                      155
* General Binding Corp.                                         22,872                      154
  Colonial Properties Trust REIT                                 5,900                      154
* eshare communications, Inc.                                  122,600                      153
  Intermet Corp.                                                42,200                      153
  Oregon Steel Mills, Inc.                                     143,800                      153
* OPNET Technologies, Inc.                                      10,100                      152
* Caliber Learning Network, Inc.                               162,000                      152
* Credit Management Solutions, Inc.                            121,400                      152
*(3) Caldera Systems, Inc.                                      77,775                      151
* Designs, Inc.                                                 70,900                      151
*(3) Track Data Corp.                                          209,600                      151
* Terra Industries, Inc.                                        60,250                      151
* Liquid Audio, Inc.                                            58,700                      150
* Corixa Corp.                                                   5,365                      150
* COMFORCE Corp.                                                85,373                      149

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* General DataComm Industries, Inc.                            140,500          $           149
* Alteon, Inc.                                                  43,400                      149
* Ask Jeeves, Inc.                                              61,078                      149
* Webvan Group Inc.                                            317,589                      149
* Gaylord Container Corp.                                      148,800                      149
* Comfort Systems USA, Inc.                                     70,000                      149
* GraphOn Corp.                                                108,000                      149
* Spectranetics Corp.                                          112,500                      148
* Aftermarket Technology Corp.                                  67,500                      148
 (3) Owens Corning                                             181,374                      147
  CKE Restaurants Inc.                                          53,498                      147
* Viador, Inc.                                                 111,700                      147
* A.C. Moore Arts & Crafts, Inc.                                17,900                      147
* Fourth Shift Corp.                                           116,800                      146
* Regent Communications, Inc.                                   24,500                      145
* onlinetradinginc.com                                          41,400                      145
* Budget Group, Inc.                                            68,100                      145
* New Frontier Media, Inc.                                      93,500                      143
* National Bancshares Corp. of Texas                            10,600                      143
* VTEL Corp.                                                   163,338                      143
* V.I. Technologies, Inc.                                       27,200                      143
* NeoMedia Technologies, Inc.                                   47,500                      143
* Huntco Inc. Class A                                          150,900                      141
* FLIR Systems, Inc.                                            25,400                      141
* Vicinity Corp.                                                47,400                      141
* Sagent Technology, Inc.                                      101,700                      140
* Internet Capital Group, Inc.                                  42,548                      140
  Omega Healthcare Investors, Inc. REIT                         36,500                      139
* Synagro Technologies Inc.                                     61,846                      139
*(3) Seven Seas Petroleum Inc.                                  99,900                      137
*(3) SIGA Technologies, Inc.                                    43,500                      137
* ActionPoint, Inc.                                             66,500                      137
* Epicor Software Corp.                                        168,022                      137
* Martha Stewart Living Omnimedia, Inc.                          6,761                      136
* InVision Technologies, Inc.                                   94,000                      135
  Wainwright Bank & Trust Co.                                   18,300                      135
* AMBI, Inc.                                                   179,600                      135
* Ampex Corp. Class A                                          358,900                      135
* SystemOne Technologies Inc.                                   59,700                      134
* Corrections Corp. of America REIT                            389,915                      134
  The Warnaco Group, Inc. Class A                               79,292                      134
* Paragon Technologies, Inc.                                    16,600                      133
* Bell Industries, Inc.                                         53,003                      133
* Telaxis Communications Corp.                                  72,514                      131
  BMC Industries, Inc.                                          26,663                      130
* Century Business Services, Inc.                              115,500                      130
* Prodigy Communications Corp. Class A                          86,600                      130


                                      -----

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Metromedia International Group, Inc.                          49,700          $           129
* Omtool, Ltd.                                                  85,900                      129
* Rhythms NetConnections Inc.                                  114,525                      129
* Corio, Inc.                                                   62,400                      129
  Codorus Valley Bancorp, Inc.                                   8,085                      128
* NetZero Inc.                                                 145,300                      127
* Waypoint Financial Corp.                                      11,488                      126
* eGain Communications Corp.                                    40,800                      126
* eBT International, Inc.                                       61,200                      126
* Advanced Magnetics, Inc.                                      47,700                      125
* OAO Technology Solutions, Inc.                               102,619                      125
* autobytel.com inc.                                            50,000                      125
*(3) BUY.COM, Inc.                                             189,900                      125
* Docucorp International                                        61,959                      124
* Network-1 Security Solutions, Inc.                            37,400                      124
* Aronex Pharmaceuticals, Inc.                                  27,900                      124
* General Chemical Group, Inc.                                 123,600                      124
* Launch Media, Inc.                                            79,000                      123
  Pilgrim's Pride Corp. Class A                                 22,950                      123
* Hycor Biomedical Inc.                                         22,900                      123
* The Sports Authority, Inc.                                   102,800                      122
*(3) AppliedTheory Corp.                                        61,000                      122
* V-One Corp.                                                  194,362                      121
* Health Management Systems, Inc.                               80,697                      121
* Metrocall, Inc.                                              257,700                      121
* SAVVIS Communications Corp.                                  137,063                      120
* Allied Holdings, Inc.                                         43,500                      120
* Jenny Craig Inc.                                              86,900                      119
* Consumer Portfolio Services, Inc.                             82,900                      119
* Acclaim Entertainment Inc.                                   346,500                      119
* Maxicare Health Plans Inc.                                   126,378                      118
* National Information Consortium, Inc.                         77,200                      118
* Toymax International, Inc.                                    72,600                      118
* Ezenia!, Inc.                                                104,600                      118
* Anthony & Sylvan Pools Corp.                                  13,860                      116
* York Research Corp.                                          105,700                      116
  German American Bancorp                                        9,318                      114
* Personnel Group of America, Inc.                              67,204                      113
* Cox Radio, Inc.                                                5,000                      113
* Crown Media Holdings, Inc.                                     5,461                      111
* SoftNet Systems, Inc.                                         61,200                      111
*(3) Teligent, Inc.                                             56,900                      110
* MarketWatch.com, Inc.                                         36,700                      110
* Photoworks, Inc.                                             185,379                      110
* iXL Enterprises, Inc.                                        109,800                      110
* MessageMedia Inc.                                            250,900                      110
* Digital Impact, Inc.                                          46,800                      110
* H.D. Vest, Inc.                                               17,800                      107
* Blount International, Inc.                                    13,833                      106
* Cylink Corp.                                                  48,500                      105

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Crescent Operating, Inc. REIT                                166,920          $           104
* Strategic Distribution, Inc.                                 238,278                      104
* e.spire Communications, Inc.                                 208,400                      104
* QCF Bancorp, Inc.                                              4,900                      104
* SMC Corp.                                                     48,900                      104
* Vestcom International, Inc.                                   57,200                      104
* Gadzoox Networks, Inc.                                        49,300                      103
* Imperial Sugar Co.                                           127,006                      103
* Eco Soil Systems, Inc.                                       126,900                      103
* Excel Legacy Corp.                                            43,400                      103
* Informax, Inc.                                                 9,900                      103
  Interpool, Inc.                                                6,000                      102
* Cyberguard Corp.                                              57,755                      102
* Lexar Media, Inc.                                            108,724                      102
* Protection One, Inc.                                         116,400                      102
* Information Architects Corp.                                  56,059                      102
* Cyberian Outpost, Inc.                                        85,300                      101
* Huttig Building Products, Inc.                                24,556                      101
* Echo Bay Mines Ltd.                                          267,384                      100
* Talarian Corp.                                                28,600                      100
* Infogrames, Inc.                                              17,960                      100
* Benihana Inc.                                                  8,400                      100
* Heartport Inc.                                                62,900                       98
* MedicaLogic/Medscape, Inc.                                    42,388                       98
* U.S. Energy Systems, Inc.                                     24,500                       98
* Sequoia Software Corp.                                        51,200                       98
*(3) Pliant Systems, Inc.                                       84,400                       98
* Eprise Corp.                                                  52,960                       96
* HealthAxis, Inc.                                              66,400                       95
* Capital Bank Corp.                                            10,900                       95
* Freeport-McMoRan Copper & Gold, Inc. Class A                  11,512                       95
* High Speed Access Corp.                                       89,000                       95
* Exchange Applications, Inc.                                   77,100                       94
* Microwave Systems Corp.                                      214,000                       94
* Visual Data Corp.                                             85,000                       93
* Proxymed Pharmacy, Inc.                                       74,250                       93
* Hollywood Entertainment Corp.                                 87,129                       93
* Harken Energy Corp.                                           27,330                       92
  Astro-Med, Inc.                                               26,800                       92
* billserv.com, Inc.                                            35,900                       92
  National Steel Corp. Class B                                  77,300                       92
* Paradyne Networks, Inc.                                       50,640                       92
* Boyd Gaming Corp.                                             26,700                       92
* Komag, Inc.                                                  139,071                       91
* Norstan, Inc.                                                 60,800                       91
* Loudeye Technologies, Inc.                                    76,703                       91
* PictureTel Corp.                                              38,300                       91
* Organic, Inc.                                                111,634                       91
* Hovnanian Enterprises Class B                                  9,650                       90
* Calypte Biomedical Corp.                                      86,100                       90
* Checkers Drive-In Restaurants, Inc.                           24,362                       90


                                      -----
                                       31

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Marvel Enterprises Inc.                                       62,400          $            90
*(3) Trans World Airlines                                       82,497                       89
* barnesandnoble.com inc.                                       67,400                       88
* Labtec, Inc.                                                  13,083                       88
* SYNAVANT Inc.                                                 18,817                       88
* Hanover Direct, Inc.                                         234,700                       88
* I-Link, Inc.                                                 112,100                       88
* eLEC Communications Corp.                                    111,900                       87
  International Shipholding Corp.                               13,900                       87
* eMachines, Inc.                                              230,634                       86
* American Access Technologies Inc.                             72,000                       86
* Perceptron, Inc.                                              56,500                       85
* Fresh America Corp.                                           75,200                       85
* Data Race, Inc.                                              112,222                       84
* CyberSource Corp.                                             35,400                       84
* Lante Corp.                                                   53,660                       84
*(3) Centura Software Corp.                                    106,888                       84
* Coeur D'Alene Mines Corp.                                     88,600                       83
* Burlington Industries, Inc.                                   47,397                       83
* DA Consulting Group, Inc.                                    104,600                       82
* Profile Technologies, Inc.                                    64,700                       81
* ValueClick, Inc.                                              16,300                       80
* Net Perceptions, Inc.                                         38,300                       80
  FINOVA Group, Inc.                                            85,429                       80
  First Mariner Bancorp, Inc.                                   20,000                       80
* Covista Communications, Inc.                                  57,680                       79
* Birmingham Steel Corp.                                        78,700                       79
  Blimpie International, Inc.                                   59,400                       78
* Group 1 Software, Inc.                                         6,900                       78
* Vlasic Foods International, Inc.                             310,369                       78
* F.Y.I. Inc.                                                    2,100                       77
* Juno Lighting, Inc.                                           14,672                       77
* Navarre Corp.                                                 70,300                       77
* Renaissance Worldwide, Inc.                                   98,300                       77
* Curon Medical Inc.                                            19,100                       77
* iVillage Inc.                                                 71,900                       76
* Phoenix International Ltd., Inc.                              60,500                       76
* Fresh Choice, Inc.                                            44,800                       76
* Open Market, Inc.                                             69,100                       76
* ebix.com Inc.                                                159,780                       75
* SpeedUs.com, Inc.                                            113,900                       75
* Transworld Healthcare Inc.                                    79,726                       75
* Kevco, Inc.                                                  140,400                       75
* Marketing Specialists Corp.                                  295,500                       74
* Trump Hotels & Casino Resorts, Inc.                           37,800                       73
* NorthPoint Communications Group, Inc.                        209,038                       72
* Advanced Switching Communications, Inc.                       14,700                       72
* Carriage Services, Inc.                                       47,700                       72
* Capital Title Group, Inc.                                     75,800                       71
* Comdial Corp.                                                 68,766                       71

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Evoke Inc.                                                    40,500          $            71
* Vornado Operating Inc. REIT                                   34,315                       71
* Juno Online Services, Inc.                                   107,700                       71
* FairMarket, Inc.                                              46,960                       70
*(3) Sunbeam Corp.                                             224,678                       70
* Cytogen Corp.                                                 29,500                       69
* Miller Industries, Inc.                                      120,900                       68
* GC Cos.                                                       33,991                       68
* Industri-Matematik International Corp.                        27,000                       68
* Ames Department Stores, Inc.                                  46,900                       67
  Oriental Financial Group                                       5,000                       67
*(3) Neoforma.com, Inc.                                         81,400                       66
*(3) Ventro Corp.                                               65,400                       65
* Xpedior Inc.                                                 231,680                       65
* Net2000 Communications, Inc.                                  37,742                       65
* Dynamics Research Corp.                                        8,300                       64
  Steelcase Inc.                                                 4,600                       64
  Fedders Corp. Class A                                         15,226                       64
* CAIS Internet, Inc.                                           64,700                       63
* Network Access Solutions Corp.                                99,800                       62
  Rouge Industries Inc.                                         34,200                       62
* SciQuest.com, Inc.                                            47,100                       62
* Geerlings & Wade Inc.                                         31,400                       62
* Breakaway Solutions, Inc.                                     70,300                       62
* Craig Corp.                                                   21,077                       61
* Intraware, Inc.                                               41,200                       61
* SONUS Pharmaceuticals, Inc.                                   95,600                       60
* Gallery of History, Inc.                                      19,100                       60
  Astea International, Inc.                                     67,900                       59
* Selectica, Inc.                                                2,424                       59
*(3) Netpliance, Inc.                                          109,640                       58
  Waddell & Reed Financial, Inc.                                 1,532                       58
* Impreso.com, Inc.                                             32,800                       57
* Drug Emporium, Inc.                                          122,042                       57
* Internet Pictures Corp.                                       58,638                       57
* Integral Systems, Inc.                                         4,000                       56
* Emergent Information  Technologies, Inc.                      63,900                       56
* SEEC, Inc.                                                    22,600                       55
* Wackenhut Corp. Class B                                        6,350                       55
* Egghead.com, Inc.                                             91,293                       54
  Guilford Mills, Inc.                                          33,050                       54
* j2 Global Communications, Inc.                               190,800                       54
* NX Networks, Inc.                                             85,700                       54
  Kaye Group Inc.                                                6,900                       53
* Unity Bancorp, Inc.                                           26,710                       53
  Reader's Digest Assn., Inc. Class B                            1,500                       53
*(3) On2.com Inc.                                               90,100                       52
* Cypress Communications, Inc.                                  57,420                       52
* Pfsweb Inc.                                                   69,373                       52
* Redhook Ale Brewery, Inc.                                     33,900                       52
*(3) Drugstore.com, Inc.                                        56,600                       51


                                      -----
                                       32

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* InsWeb Corp.                                                  58,550          $            51
* Carrington Labs Inc.                                          51,128                       51
  Terra Nitrogen Co., LP                                         5,800                       51
* Hecla Mining Co.                                             102,200                       51
* Rainmaker Systems, Inc.                                       40,600                       51
* ZEVEX International, Inc.                                     12,200                       50
* Craig Corp. Pfd.                                              20,077                       50
* Belmont Bancorp.                                              16,060                       50
* Alterra Healthcare Corp.                                      49,400                       49
*(3) E-LOAN, Inc.                                               98,700                       49
* Carmike Cinemas, Inc. Class A                                143,489                       49
* VCampus Corp.                                                 58,400                       49
* PeoplePC Inc.                                                 65,651                       49
* UniView Technologies Corp.                                    97,700                       49
* Circle.com                                                    86,312                       49
* USDATA Corp., Inc.                                            85,116                       48
* Euroweb International Corp.                                   61,100                       48
* United PanAm Financial Corp.                                  50,900                       48
* Ostex International, Inc.                                     38,100                       48
* Keystone Consolidated  Industries, Inc.                       34,590                       48
* Jos. A. Bank Clothiers, Inc.                                  10,500                       47
* Air Methods Corp.                                             12,000                       47
  Delhaize America, Inc. Class B                                 2,564                       46
* Harbor Global Company Ltd.                                     9,040                       45
* DSL.Net, Inc.                                                 85,000                       45
* Calico Commerce Inc.                                          45,300                       44
* HomeBase, Inc.                                                43,800                       44
* Waste Systems International, Inc.                            233,500                       44
* MyPoints.com, Inc.                                            36,800                       44
* Mail.Com, Inc.                                                60,662                       44
  Habersham Bancorp                                              4,500                       44
* Systemax Inc.                                                 34,800                       44
* Life Financial Corp.                                          62,536                       43
*(3) Source Media, Inc.                                         90,100                       42
* JLM Industries, Inc.                                          20,300                       42
* Fidelity Holdings, Inc.                                       89,150                       42
* 24/7 Media, Inc.                                              78,100                       41
* ScreamingMedia Inc.                                           13,750                       41
* eCollege.com Inc.                                              9,800                       40
* Darling International, Inc.                                  104,900                       39
* Arch Wireless, Inc.                                           61,933                       39
* Universal Access, Inc.                                         4,801                       38
* Mediaplex, Inc.                                               46,798                       38
* Micrografx, Inc.                                              66,300                       37
* Lechters Corp.                                               198,200                       37
  Reckson Associates Realty Corp.  Class B REIT                  1,338                       36
*(3) Quokka Sports, Inc.                                        64,000                       36
* Chiquita Brands International, Inc.                           35,935                       36
* Aviation General Inc.                                         28,600                       36
* Convergent Communications, Inc.                               59,800                       36
*(3) Luminant Worldwide Corp.                                   43,600                       35

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
  LTV Corp.                                                    103,000          $            35
* CRIIMI MAE, Inc. REIT                                         51,300                       35
* Optika Inc.                                                   45,300                       35
* EChapman.com, Inc.                                            11,597                       34
* Frontier Oil Corp.                                             5,000                       34
* Webco Industries, Inc.                                        23,700                       34
* Radio Unica Corp.                                              8,900                       33
* Conrad Industries, Inc.                                        5,800                       33
  Oakwood Homes Corp.                                           53,100                       33
* Trailer Bridge, Inc.                                          19,500                       33
* Crown Crafts, Inc.                                           116,300                       33
* Prime Retail, Inc. REIT                                       69,400                       33
  Cavalier Homes, Inc.                                          36,322                       32
* Skechers U.S.A., Inc.                                          2,000                       31
*(3) eToys Inc.                                                161,600                       30
* enherent Corp.                                                32,300                       30
*(3) FirstWorld Communications Inc.                             46,000                       30
* Integral Vision, Inc.                                         63,458                       30
  Clarion Commercial Holdings, Inc.                              4,000                       29
*(3) Adams Golf, Inc.                                           71,200                       29
* Prime Energy Corp.                                             4,000                       29
* Virologic, Inc.                                                3,100                       28
* insci-statements.com corp.                                    89,800                       28
* Central Financial Acceptance Corp.                            10,500                       28
* Mainspring, Inc.                                               8,700                       27
* Leapnet, Inc.                                                 30,500                       27
*(3) Audio Visual Services Corp.                               113,500                       27
* US SEARCH.com Inc.                                           118,000                       26
*(3) MyTurn.com, Inc.                                           27,500                       26
* Progress Energy, Inc. CVO                                     66,447                       25
* The Fortress Group, Inc.                                      14,425                       25
* Cybear Group                                                  67,140                       25
* InterWorld Corp.                                              50,350                       25
* Audible, Inc.                                                 56,700                       25
* Lightspan Inc.                                                16,700                       24
* ICG Communications, Inc.                                     181,194                       24
* ATEC Group, Inc.                                              30,400                       23
* Response Oncology, Inc.                                       91,200                       23
* Badger Paper Mills, Inc.                                       9,300                       23
* Integra, Inc.                                                 25,900                       23
* Cellular Technical Services                                    8,045                       23
* 3Dfx Interactive, Inc.                                        90,500                       23
* ChinaB2Bsourcing.com, Inc.                                     9,000                       23
* Aztec Technology Partners, Inc.                              102,600                       22
* Merisel, Inc.                                                141,700                       22
* YouthStream Media  Networks, Inc.                             29,500                       22
* Muse Technologies, Inc.                                       39,300                       22
* The A Consulting Team, Inc.                                   19,000                       22
* Alysis Technologies Inc.                                      38,900                       22
*(3) Aames Financial Corp.                                      34,950                       22
* Insilco Holding Corp.                                            401                       22
* IEC Electronics Corp.                                         38,218                       21


                                      -----
                                       33

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
TOTAL STOCK MARKET                                                                       VALUE-
INDEX FUND                                                      SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Magellan Petroleum Corp.                                      22,000          $            21
* Hathaway Corp.                                                 7,100                       21
* Medical Alliance, Inc.                                         5,000                       21
* LeadingSide, Inc.                                             70,800                       21
  Pittsburgh & West Virginia Railroad                            3,000                       21
* Tickets.com, Inc.                                             73,600                       21
* Imperial Credit                                               44,126                       21
* Continucare Corp.                                             65,000                       20
* Candie's, Inc.                                                25,000                       20
* Star Buffet, Inc.                                              7,600                       19
* I-Link Inc. Series N Pfd.                                         69                       19
*(3) Beyond.com Corp.                                          123,200                       19
* Egreetings Network, Inc.                                      68,300                       19
* Endo Pharmaceuticals Warrants Exp. 3/31/2003                  76,200                       19
* USABancShares.com, Inc.                                       12,000                       19
*(3) Onvia.com, Inc.                                            22,200                       19
  Bandag, Inc. Class A                                             538                       18
* Virage Logic Corporation                                       1,200                       18
* Wilshire Oil Co. of Texas                                      5,000                       18
*(3) WHX Corp.                                                  23,300                       17
* Royal Precision Inc.                                           5,800                       17
* Autoweb.com, Inc.                                             65,700                       16
* Avado Brands, Inc.                                            29,074                       16
  Jacksonville Bancorp, Inc.                                     1,000                       16
* Rocky Mountain Chocolate Factory, Inc.                         4,668                       16
* QAD Inc.                                                      13,300                       16
*(3) Global Sports, Inc.                                         2,741                       15
* Entrada Networks, Inc.                                         8,375                       15
* ZeroPlus.com, Inc.                                            42,200                       15
* Aerovox, Inc.                                                  7,200                       14
* Electronic Retailing Systems International, Inc.              35,000                       14
* Film Roman, Inc.                                              45,000                       14
* Medinex Systems, Inc.                                         63,700                       14
*(3) Women.com Networks, Inc.                                   61,300                       13
* Alphanet Solutions, Inc.                                       7,900                       13
* INSpire Insurance Solutions, Inc.                             81,400                       13
* Computer Learning Centers, Inc.                               81,216                       13
* Lifeway Foods, Inc.                                            2,400                       13
* Omni Nutraceuticals Inc.                                      61,300                       13
* Ascent Pediatrics, Inc.                                       16,700                       13
* Total Entertainment Restaurant Corp.                           5,000                       13
* CD Warehouse, Inc.                                            30,400                       12
* Helen of Troy Corp.                                            2,500                       12
* Verso Technologies, Inc.                                       8,000                       12
* iPrint.com, Inc.                                              16,400                       12
* Interstate Hotels Corp. REIT                                   6,932                       11
* Aqua Care Systems, Inc.                                       10,000                       11
* Starcraft Corp.                                                5,500                       11

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* U.S. Interactive, Inc.                                        38,986          $            11
* Amresco Inc.                                                   7,440                       11
* IGI, Inc.                                                     17,090                       11
* Northwest Pipe Co.                                             1,500                       11
* IMPSAT Fiber Networks, Inc.                                    2,400                       11
* b2bstores.com, Inc.                                            6,800                       10
* Frontline Communications Corp.                                54,000                       10
* Merry Land Properties, Inc. REIT                               1,748                       10
* Lanvision Systems, Inc.                                       13,400                       10
* Heartland Technology, Inc                                      7,700                       10
* ImproveNet, Inc.                                              23,700                        9
* E-Stamp Corp.                                                 45,200                        8
* Cardima, Inc.                                                 33,500                        8
* Avenue A, Inc.                                                 4,600                        8
* adam.com Inc.                                                  5,000                        8
* BigStar Entertainment, Inc.                                   60,400                        8
* Vixel Corp.                                                    4,000                        8
* Pierre Foods, Inc.                                             8,500                        7
* Frisby Technologies, Inc.                                      2,300                        7
* Cardinal Financial Corp.                                       2,000                        7
* New World Coffee-Manhattan Bagel, Inc.                         6,000                        7
* LecTec Corp.                                                   3,500                        7
* Horizon Group Properties, Inc. REIT                            2,000                        6
* Magnum Sports &
    Entertainment, Inc.                                          6,200                        6
* Cornerstone Internet
    Solutions Co.                                               95,900                        6
* TechSys, Inc.                                                  5,000                        6
* PowerCerv Corp.                                               25,600                        6
*(3) Innovative Gaming Corp.                                    10,050                        5
* FirstCity Financial Corp.                                      3,000                        5
* Gensym Corp.                                                   6,000                        5
* ARTISTdirect, Inc.                                             9,400                        5
* SkyePharma PLC ADR                                               514                        5
* AMF Bowling, Inc.                                             64,524                        4
* Cytrx Corp.                                                    5,900                        4
* Driversshield.com Corp.                                        9,500                        4
* Pacific Gateway Exchange, Inc.                               130,400                        4
* Frontier Insurance Group, Inc.                                40,280                        4
* SteelCloud Company                                             5,000                        3
* Vizacom Inc.                                                  13,617                        3
* ProcureNet, Inc.                                              22,500                        3
* PASW, Inc.                                                     9,000                        3
* Fechtor, Detwiler, Mitchell & Co.                              5,200                        3
* IntegraMed America, Inc.                                       1,400                        3
* Gradco Systems, Inc.                                           2,550                        3
* The Knot, Inc.                                                 2,700                        3
* CTI Industries Corp.                                           2,500                        3
*(3) PlanetRx.com, Inc.                                          8,737                        2
* ILX Resorts Inc.                                               1,200                        2
* The Penn Traffic Co.                                             447                        2
*(3) Ashford.com, Inc.                                           6,700                        2

                                      -----

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE-
                                                                SHARES                    (000)
-----------------------------------------------------------------------------------------------
* Datawatch Corp.                                                6,000                        2
* Dispatch Management  Services Corp.                           37,000                        2
* Florsheim Group Inc.                                           3,000                        2
* Alanco Technologies, Inc.                                      1,728                        2
* ReSourcePhoenix.com, Inc.                                     46,500                        1
* TCPI, Inc.                                                    37,200                        1
* Tejon Ranch Co. Rights Exp. 1/16/2001                         38,900                        1
* Liberty Satellite & Technology, Inc. Class B                     420                        1
* PopMail.com, Inc.                                              5,340                        1
*(3) Pets.com                                                    9,800                        1
* Reliance Group Holdings                                      149,986                        1
*(3) Base Ten Systems, Inc. Class A                              7,860                        1
* FiNet.com, Inc.                                               12,500                        1
* Precision Auto Care, Inc.                                      1,600                        1
* Empire of Carolina, Inc.                                       8,900                        1
* Allied Products Corp.                                         72,098                        1
* Fusion Networks Holdings, Inc.                                 3,000                        0
* Inland Resources Inc.                                            500                        0
* UniCapital Corp.                                             128,400                        0
* VelocityHSI, Inc.                                             13,368                        0
* News Communications, Inc.                                        501                        0
* Wilshire Financial Services
    Group Inc.                                                      64                        0
* Penncorp Financial Group Inc.                                 43,500                        0
*(3) Marvel Enterprises, Inc. Class C
    Warrants Exp. 10/2/2002                                      2,555                        0
*(3) Marvel Enterprises, Inc. Class A
    Warrants Exp. 10/2/2001                                      1,508                        0
* StreamLogic Corp.                                             34,100                        0
-----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $18,846,833)                                                                 22,530,020
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        Face             Market
                                                       Amount            Value-
                                                        (000)             (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.8%)(1)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.53%, 1/11/2001                                $   15,000       $   14,977
(2) 6.54%, 1/11/2001                                    20,000           19,969
(2) 6.54%, 1/25/2001                                    10,000            9,960
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.14%, 1/2/2001                                       643,648         643,648
  6.10%, 1/2/2001--Note G                               192,734         192,734
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $881,277)                                                       881,288
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
  (COST $19,728,110)                                 23,411,308
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
-------------------------------------------------------------------------------
Other Assets--Note B                                                    340,901
Liabilities--Note G
                                                                       (520,148)
                                                                        -------
                                                                       (179,247)
                                                                        -------
-------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $23,232,061
===============================================================================

-See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.8% and 1.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Securities with an aggregate value of $44,906,000 have been segregated as initial margin for open futures contracts.
(3)All or part of security position is on loan to broker/dealers. See
 Note G in Notes to Financial Statements.
ADR--American Depositary Receipt.
PEPS--Premium Equity Participating Securities.
REIT--Real Estate Investment Trust.

                                      -----

-----------------------------------------------------------------------------------------------------

TOTAL STOCK MARKET                                                                            Amount
INDEX FUND                                                                                     (000)
-----------------------------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
 Paid-in Capital--Note E                                                                 $19,564,330
 Overdistributed Net Investment Income
 Accumulated Net Realized Gains--Note E
 Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                                                                    3,683,198
  Futures Contracts                                                                           (8,062)
-----------------------------------------------------------------------------------------------------
 NET ASSETS                                                                              $23,232,061
=====================================================================================================

 Investor Shares--Net Assets Applicable
 to 575,993,696 outstanding $.001 par
  value shares of beneficial interest
  (unlimited authorization)                                                              $16,855,523
-----------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                                             $29.26
=====================================================================================================

 Admiral Shares--Net Assets Applicable
  to 71,908,115 outstanding $.001 par value
  shares of beneficial interest
  (unlimited authorization)                                                               $2,104,296
-----------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                                              $29.26
=====================================================================================================

 Institutional Shares--Net Assets Applicable to
  145,980,424 outstanding $.001
  par value shares of beneficial
  interest (unlimited authorization)                                                      $4,272,242
-----------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                                                        $29.27
=====================================================================================================




                                               (C)2001 The Vanguard Group, Inc.
                                               All rights reserved.
                                               Vanguard Marketing
                                               Corporation, Distributor.

                                               F850 022001>

                                     -------

                      VANGUARD(R) U.S. STOCK INDEX FUNDS
                        MID-CAPITALIZATION PORTFOLIOS



                      Annual Report -- December 31, 2000





INCLUDED WITHIN THIS REPORT:



   Vanguard Extended Market
   Index Fund


   Vanguard Mid-Cap
   Index Fund

                                   [PHOTO]


                          [THE VANGUARD GROUP LOGO]

                            SOME LESSONS FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     - THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     - DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     - PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

- Our Extended Market Index Fund earned a disappointing return of -15.5% during 2000, while our Mid-Cap Index Fund earned an excellent 18.1%.

- Poor--and in some cases terrible--returns from technology stocks hurt the performance of the Extended Market Index Fund.

- In the broad market, the returns of large-cap stocks fell short of the returns of mid-caps, small-caps, and bonds.



CONTENTS

 1  Letter from the Chairman

 8  Fund Profiles

10  Glossary of Investment Terms

11  Performance Summaries

15  Report on After-Tax Returns

16  Financial Statements

64  Report of Independent Accountants

LETTER
   from the Chairman




Fellow Shareholder,

Returns from mid-capitalization stocks were among the few bright spots in an otherwise dreary year for the U.S. stock market. However, only one of the two Vanguard index funds that emphasize mid-cap stocks participated in the surge. VANGUARD MID-CAP INDEX FUND returned 18.1%, while VANGUARD EXTENDED MARKET INDEX FUND returned -15.5%. Relatively modest differences in the types of stocks contained in each fund's target index--particularly among growth-oriented and technology investments--made a big difference in returns.

     The adjacent table presents the total returns (capital change plus reinvested dividends) for our funds, their average peers, and their target indexes.


2000 TOTAL RETURNS                       YEAR ENDED
                                        DECEMBER 31
---------------------------------------------------
VANGUARD EXTENDED MARKET INDEX FUND          -15.5%
Average Mid-Cap Core Fund*                     7.1
Wilshire 4500 Completion Index               -15.9
---------------------------------------------------

VANGUARD MID-CAP INDEX FUND                   18.1%
Average Mid-Cap Core Fund*                     7.1
S&P MidCap 400 Index                          17.5
---------------------------------------------------

*Derived from data provided by Lipper Inc.

ADMIRAL SHARES
---------------------------------------------------
Vanguard Extended Market Index Fund          -4.3%*
---------------------------------------------------

*Return since inception on November 13, 2000.

INSTITUTIONAL SHARES
---------------------------------------------------
Vanguard Extended Market Index Fund          -15.4%
Vanguard Mid-Cap Index Fund                   18.4
---------------------------------------------------



     Also presented are the returns for the recently introduced Admiral Shares of our Extended Market Index Fund--a class of shares for longstanding shareholders or those with high balances--and for our Institutional Shares, which are available for a minimum investment of $10 million. Each fund's return is based on the change in the net asset value of each share class during the year, and is adjusted for income dividends and capital gains distributions. Those per-share figures appear in the table that follows this letter.

     If you own our funds in a taxable account, you may wish to review our report on the fund's after-tax returns on page 15.

FINANCIAL MARKETS IN REVIEW

The year 2000 was in many ways the flip side of its predecessor. The pace of economic growth slowed instead of accelerating as the year progressed, the broad U.S. stock market fell instead of soaring, "dot-com" changed from a


                                     ---
                                      1

MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED DECEMBER 31, 2000

                                                      ONE      THREE      FIVE
                                                     YEAR      YEARS     YEARS
------------------------------------------------------------------------------
STOCKS
   S&P 500 Index (Large-caps)                       -9.1%     12.3%      18.3%
   Russell 2000 Index (Small-caps)                  -3.0       4.6       10.3
   Wilshire 5000 Index (Entire market)             -11.0      10.7       16.7
   MSCI EAFE Index (International)                 -14.0       9.6        7.4
------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index (Entire market)      11.6%      6.4%       6.5%
   Lehman 10 Year Municipal Bond Index              10.8       5.3        5.9
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                         6.0       5.2        5.2
------------------------------------------------------------------------------
CPI
   Consumer Price Index                              3.4%      2.6%       2.5%
------------------------------------------------------------------------------




magic formula to near-poison among investors, value stocks outpaced their growth counterparts, and bonds--the downtrodden asset class of 1999--provided the best returns.

     Interestingly, 2000 started off looking a lot like 1999. In February, the U.S. economy reached its record-breaking ninth year of growth uninterrupted by a recession, and gross domestic product grew at an annual pace of 4.8% during the first quarter. In March, broad market indexes were pushed to all-time highs, fueled by the skyrocketing prices of growth stocks, particularly in the technology sector.

     Then came an abrupt reversal. The technology-dominated Nasdaq Composite Index fell -34% in the five weeks after its March high. And despite many interim rallies, the Nasdaq returned -38.7% for the 12 months, having fallen -51% from its peak in March to the year-end.

      The overall U.S. stock market, as measured by the Wilshire 5000 Index, recorded its first negative return since 1994 and its worst calendar-year performance since 1974.

     Several factors were at work in the markets. High energy prices raised the specter of inflation and cut into profits for some industries. A stronger U.S. dollar threatened corporate profits from foreign operations. And the Federal Reserve Board's series of interest rate boosts--implemented from June 1999 through May 2000 to counter inflationary pressures--began to have their intended effect in slowing the pace of economic growth. By year-end, markets were expecting the Fed to reduce rates to keep the slowdown from turning into a recession. (The Fed acted on January 3, 2001, cutting short-term interest rates by 0.5 percentage points.)

     Investors worried that a slower economy, combined with the boom in capital investment in recent years, would result in significant overcapacity in many industries. Many believed that companies would find it hard--if not impossible--to sustain earnings growth in this environment. And, in fact, by late 2000, hundreds of companies were reporting earnings that failed to meet expectations. Technology and telecommunications stocks, whose prices had reflected the highest levels of optimism, were the hardest hit.

                                     ---
                                      2

                                                     -----------------------
                                                             THE BIG WINNERS
                                                                IN 2000 WERE
                                                             IN HEALTH CARE,
                                                          UTILITIES, ENERGY,
                                                     AND FINANCIAL SERVICES.
                                                    ------------------------

SOME STOCKS SURGE

Despite the overall decline, the stock market had its success stories. The big winners in 2000 were in health care, utilities (except for telecommunications firms), energy, and financial services. Indeed, after five years as outcasts, many value stocks--those with relatively low prices in relation to earnings, book value, dividends, and other financial measures--far outperformed their growth counterparts and posted solid positive returns. Within the Standard & Poor's MidCap 400 Index, the target for our Mid-Cap Index Fund, value stocks returned 27.8% while growth stocks returned 9.2%. When results are sorted by market capitalization, mid-cap stocks did the best overall--the S&P MidCap 400 Index returned 17.5%--followed by small-cap stocks.

     Oddly, by certain measures, 2000 was a better year for stocks than 1999:
Almost 47% of the stocks in the Russell 3000, for example, had positive returns, compared with about 45% the previous year. However, most market indexes are weighted according to market capitalization, so the declines of very large stocks had a much bigger influence on index returns than did the gains of smaller stocks. In 1999, the oversized gains for some of those same large stocks skewed results in the other direction.

BONDS SHINE

High-quality bonds benefited from their status as a haven from stock market volatility and from the belief that the slower economy would forestall inflation. Also helping bond prices was shrinkage in the supply of securities issued by the U.S. Treasury as its growing budget surplus reduced the need to borrow. Bond price increases, combined with interest income, resulted in double-digit returns for longer-duration Treasury, agency, and mortgage-backed securities. Bond yields, of course, move in the opposite direction from prices. The yield of the 30-year Treasury bond fell 102 basis points (1.02 percentage points) during the year to 5.46% by December 31; the 10-year Treasury yield fell 133 basis points to 5.11%.

     Short-term interest rates, which are most directly influenced by the Federal Reserve's actions, rose during 2000. Yields on 3-month Treasury bills rose 57 basis points to 5.90%.

2000 PERFORMANCE OVERVIEW

Despite their different absolute returns, both of our mid-cap index funds performed very well during 2000 in relation to their target indexes; in fact, each provided a return that was slightly better than that of the index it aims to track. What may have been forgotten amid the stock market's remarkable rise of the




                                     ---
                                      3
past several years is the reality that index funds will track an index whichever way it moves.

--------------------
BOTH FUNDS
PROVIDED RETURNS
THAT WERE SLIGHTLY
BETTER THAN THE
RETURNS OF THE
INDEXES THEY TRACK.
--------------------

     Though it may seem odd for two funds that hold a mix of growth and value mid-cap stocks to have widely divergent returns, it's not unprecedented. In fact, just a year ago, the Extended Market Index Fund returned 36.2% and the Mid-Cap Index Fund returned 15.3%.

     One reason for their divergent results is the way the indexes are constructed. Generally, new companies are added to Wilshire indexes much sooner than they are added to Standard & Poor's indexes, as Standard & Poor's requires three years of operating history before a company is considered for inclusion. Therefore, the Wilshire 4500 Index--and thus the Extended Market Index Fund--had a much higher exposure to companies that recently began offering shares to the public. And in many cases (e.g. CMGI, Red Hat, Doubleclick, and Internap Network) these companies plunged during 2000.

     Though the average size of stocks held by each fund is similar--the median market capitalization of the Extended Market Fund was $2.2 billion on December 31, and the Mid-Cap Fund had a median market cap of $2.8 billion--the Extended Market Fund owned thousands of smaller stocks, and, on average, its holdings were more growth-oriented. For example, the Extended Market Fund had a larger stake in the types of technology companies that fared most poorly during 2000--namely Internet-related companies and telecom concerns. Among the fund's ten largest holdings at the beginning of 2000 were JDS Uniphase, Amazon.com, and VeriSign--each of which fell sharply during the year.

     Compared with the average mid-cap core mutual fund, the Mid-Cap Index Fund outperformed by 11 percentage points in 2000, while the Extended Market Index Fund underperformed by more than 22 percentage points. Generally, the mid-cap core group held stocks that were larger than those held by our Mid-Cap Index Fund, a factor that weighed in our favor during 2000. Compared with the Extended Market Index Fund, the mid-cap core group had, on average, a much smaller stake in technology companies.

LONG-TERM PERFORMANCE OVERVIEW

Though a review of a fund's fiscal year is helpful, we believe that investment performance should be measured over the long haul. The table on page 5 presents the average annual returns for the Extended Market Index Fund, its average peer, and its unmanaged target index over the past decade. It also presents the results of hypothetical $10,000 investments. A similar comparison for the Mid-Cap Index Fund over its life span of more than two years is also included.

                                     ---
                                      4

     As you can see, the Extended Market Index Fund earned a return higher than that of its target index--a notable achievement, given that the fund incurs expenses that the index does not. However, due to its poor relative performance in 2000, the fund came up short versus its average peer over the past decade. We thank our shareholders for sticking with the fund during a difficult 2000. Staying the course is easier in theory than in practice, but we firmly believe you will be rewarded for maintaining a sensible, low-cost, diversified investment program.


TOTAL RETURNS                                           TEN YEARS ENDED
                                                     DECEMBER 31, 2000*

                                        AVERAGE          FINAL VALUE OF
                                         ANNUAL               A $10,000
                                         RETURN      INITIAL INVESTMENT
-----------------------------------------------------------------------
VANGUARD EXTENDED MARKET
  INDEX FUND                              16.1%                 $44,601
Average Mid-Cap Core Fund                 19.4                   58,770
Wilshire 4500 Index                       15.8                   43,526
-----------------------------------------------------------------------
VANGUARD MID-CAP INDEX FUND               16.1%                 $14,783
Average Mid-Cap Core Fund                 15.6                   14,590
S&P MidCap 400 Index                      15.4                   14,541
-----------------------------------------------------------------------

*For Mid-Cap Index Fund and comparative measures, returns are since the fund's inception on May 21, 1998.


     The Mid-Cap Index Fund has established a solid margin over its target, though its record is too short to make any judgments about long-term results.

     We expect both of our funds to provide returns that are very similar to those of their target indexes. We are confident that we can achieve this goal because of the skill of our investment manager, Vanguard's Quantitative Equity Group, and because our costs are extremely low. A fund's returns are directly reduced by the expenses it incurs, so low costs allow us to more closely track our target indexes. And over long periods, we fully expect our index funds to outperform the majority of peer funds. After all, our funds and their competitors are "fishing in the same pond" of securities and will, in the aggregate, earn very similar gross returns from the market in which they invest. The index fund's advantage is simply mathematics: It loses considerably less of the market return to operating and transaction costs than does its average competitor. Both of our funds have expense ratios of 0.25%, or $2.50 per $1,000 of assets invested, far lower than the 1.43% ($14.30 per $1,000) charged by their average peers, according to data from Lipper Inc. Such a cost advantage gives our funds a head start, year after year, over their average competitors.

     We will not make predictions about absolute returns--other than to say that there's an excellent chance that they won't be nearly as high in the next ten years as they were over the past decade. Preparing for lower future returns is not only realistic but practical. All investors should prefer that surprises provided by the financial markets be pleasant ones.

                                     ---
                                      5

A FEW WORDS ABOUT ADMIRAL SHARES

In November, Vanguard introduced Admiral Shares, an innovative program to recognize the cost savings that long-tenured and large accounts bring to the administration of mutual funds. Admiral Shares return these savings to the investors who create them.

     All owners of the Admiral Shares of Vanguard Extended Market Index Fund are proportional owners of the fund's assets--the underlying stocks in which the fund invests. But Admiral shareholders benefit from an even lower annual expense ratio--just 0.20%, or $2 per $1,000 in assets--than the 0.25% expense ratio of our fund's Investor Shares. Importantly, we are able to offer Admiral Shares without an increase in the expense ratio for Investor Shares of the Extended Market Index Fund.

     Admiral Shares are available to the owners of both nonretirement and IRA accounts that meet one of the following criteria:

     - The fund account was established at least ten years ago and has a balance of $50,000 or more, and the shareholder is registered for online account access at our website, Vanguard.com.

     - The fund account was established at least three years ago and has a balance of $150,000 or more, and the shareholder is registered for online account access at Vanguard.com.

     - There is a balance of $250,000 or more in the fund account.

IN SUMMARY

An investment of any size in our funds reflects trust, and we thank all of our shareholders for putting their hard-earned assets under our care.

     During 2000, many investors were reminded that diversification matters. Sadly, for many aggressive investors, it was a painful reminder. So, after a year when the investment environment was extremely difficult, we offer the same counsel that we've given in previous years when investing seemed easy:
Build a diversified portfolio of stock funds, bond funds, and short-term investments, and then stick with it.

Sincerely,
                                                                    [PHOTO]
/s/ JOHN J. BRENNAN                                         JOHN J. BRENNAN
                                                               Chairman and
January 18, 2001                                    Chief Executive Officer


                                     ---
                                      6


FUND STATISTICS


                                                               YEAR ENDED
                                                          DECEMBER 31, 2000
                                                     ---------------------------
                            NET ASSET VALUE                            DIVIDENDS
                               PER SHARE             DISTRIBUTIONS     PER SHARE
                      ----------------------------        FROM NET      FROM NET
VANGUARD              DECEMBER 31,    DECEMBER 31,        REALIZED    INVESTMENT
INDEX FUND                    1999            2000   CAPITAL GAINS        INCOME
--------------------------------------------------------------------------------
Extended Market             $37.07          $26.61           $4.43        $0.263
Mid-Cap                      11.30           12.21            0.98         0.078
--------------------------------------------------------------------------------


ADMIRAL SHARES
--------------------------------------------------------------------------------
Extended Market             $31.89*         $26.61           $3.32        $0.274
--------------------------------------------------------------------------------


INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Extended Market             $37.09          $26.62           $4.43        $0.312
Mid-Cap                      11.30           12.23            0.98         0.089
--------------------------------------------------------------------------------

*Net asset value as of inception on November 13, 2000.



                                     ---
                                      7

FUND PROFILE                                          AS OF DECEMBER 31, 2000
  for Extended Market Index Fund





This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both its unmanaged target index and a broad market index. Key terms are defined on page 10.

----------------------------------------------------------------
 PORTFOLIO CHARACTERISTICS

                                              TARGET    WILSHIRE
                                     FUND     INDEX*        5000
----------------------------------------------------------------
 Number of Stocks                   3,055      6,147       6,638
 Median Market Cap                  $2.2B      $2.2B      $40.0B
 Price/Earnings Ratio               38.2x      38.2x       27.4x
 Price/Book Ratio                    3.0x       3.0x        4.2x
 Yield                               0.9%       1.0%        1.2%
 Yield--Admiral Shares               0.9%       1.0%        1.2%
 Yield--Institutional Shares         1.0%       1.0%        1.2%
 Return on Equity                   13.0%      13.0%       22.5%
 Earnings Growth Rate               15.0%      15.0%       15.8%
 Foreign Holdings                    0.3%       0.0%        0.0%
 Turnover Rate                        33%         --          --
 Expense Ratio                      0.25%         --          --
 Expense Ratio--
   Admiral Shares                 0.20%**         --          --
 Expense Ratio--
   Institutional Shares             0.10%         --          --
 Cash Investments                    0.5%         --          --
----------------------------------------------------------------

----------------------------------------------------------------
 VOLATILITY MEASURES
                             TARGET                     WILSHIRE
                FUND         INDEX*         FUND            5000
----------------------------------------------------------------
 R-Squared      1.00           1.00         0.74           1.00
 Beta           1.00           1.00         1.29           1.00
----------------------------------------------------------------


----------------------------------------------------------------
 SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)
                                          TARGET        WILSHIRE
                               FUND       INDEX*            5000
----------------------------------------------------------------
 Auto & Transportation          2.1%         2.1%            1.8%
 Consumer Discretionary        16.0         16.0            12.2
 Consumer Staples               2.2          2.2             6.1
 Financial Services            19.4         19.4            19.1
 Health Care                   12.5         12.5            14.1
 Integrated Oils                0.2          0.2             3.4
 Other Energy                   4.5          4.5             2.9
 Materials & Processing         4.3          4.3             2.8
 Producer Durables              4.8          4.8             3.4
 Technology                    21.4         21.4            20.3
 Utilities                      8.4          8.4             8.6
 Other                          4.2          4.2             5.3
----------------------------------------------------------------

 *Wilshire 4500 Completion Index.
**Annualized.

--------------------------------------------
 TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)
 Berkshire Hathaway Inc. Class A       3.5%
  (conglomerate)

 Juniper Networks, Inc.                1.3
  (telecommunications)

 Cox Communications, Inc. Class A      0.9
 (utilities)

 CIENA Corp.                           0.7
  (telecommunications)

 i2 Technologies, Inc.                 0.7
  (software)

 Immunex Corp.                         0.7
  (pharmaceuticals)

 Brocade Communications Systems, Inc.  0.7
  (telecommunications)

 Gemstar-TV Guide International, Inc.  0.6
  (media)

 General Motors Corp. Class H          0.6
  (telecommunications)

 BEA Systems, Inc.                     0.5
  (software)
-------------------------------------------
 Top Ten                              10.2%
-------------------------------------------

-------------------------------------------
 INVESTMENT FOCUS
Market Cap              Blend
Style                  Medium
-------------------------------------------




                                     ---
                                      8

FUND PROFILE                                       AS OF DECEMBER 31, 2000
   for Mid-Cap Index Fund





This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both its unmanaged target index and a broad market index. Key terms are defined on page 10.

----------------------------------------------------------------
 PORTFOLIO CHARACTERISTICS
                                             TARGET     WILSHIRE
                                      FUND   INDEX*         5000
----------------------------------------------------------------
 Number of Stocks                     406       400        6,638
 Median Market Cap                  $2.8B     $2.8B       $40.0B
 Price/Earnings Ratio               22.8x     22.8x        27.4x
 Price/Book Ratio                    3.1x      3.1x         4.2x
 Yield                               0.8%      1.0%         1.2%
 Yield--Institutional Shares         1.0%      1.0%         1.2%
 Return on Equity                   15.7%     15.7%        22.5%
 Earnings Growth Rate               13.8%     13.8%        15.8%
 Foreign Holdings                    0.4%      0.4%         0.0%
 Turnover Rate                        51%        --           --
 Expense Ratio                      0.25%        --           --
 Expense Ratio--
   Institutional Shares             0.12%        --           --
 Cash Investments                    0.3%        --           --
----------------------------------------------------------------


----------------------------------------------------------------
 SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)

                                               TARGET   WILSHIRE
                                      FUND     INDEX*       5000
----------------------------------------------------------------
 Auto & Transportation                2.6%      2.6%        1.8%
 Consumer Discretionary              16.3      16.3        12.2
 Consumer Staples                     3.4       3.4         6.1
 Financial Services                  21.2      21.3        19.1
 Health Care                         13.4      13.2        14.1
 Integrated Oils                      0.3       0.3         3.4
 Other Energy                         6.3       6.3         2.9
 Materials & Processing               5.7       5.8         2.8
 Producer Durables                    5.9       5.8         3.4
 Technology                          13.9      14.2        20.3
 Utilities                            9.1       9.1         8.6
 Other                                1.9       1.7         5.3
----------------------------------------------------------------

 *S&P MidCap 400 Index.


-------------------------------------------
 TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)
 Millennium Pharmaceuticals, Inc.    1.5%
  (biotechnology)

 Waters Corp.                        1.2
  (electrical & electronics)

 Concord EFS, Inc.                   1.1
  (financial services)

 IDEC Pharmaceuticals Corp.          1.0
  (biotechnology)

 Cintas Corp.                        1.0
  (commercial services)

 Genzyme Corp.                       0.9
  (pharmaceuticals)

 Univision Communications Inc.       0.9
  (radio & television)

 DST Systems, Inc.                   0.9
  (financial services)

 Rational Software Corp.             0.8
  (software)

 Cadence Design Systems, Inc.        0.8
  (software)
-------------------------------------------
 Top Ten                            10.1%
-------------------------------------------

-------------------------------------------
 INVESTMENT FOCUS
Market Cap       Blend
Style            Medium
-------------------------------------------





                               [COMPUTER GRAPHIC]      VISIT OUR WEBSITE
                                                        WWW.VANGUARD.COM
                                                   FOR REGULARLY UPDATED
                                                       FUND INFORMATION.
                                     ---
                                      9

 GLOSSARY
   of Investment Terms





-------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

-------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

-------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

-------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

-------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

-------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

-------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

-------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

-------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If a fund's returns bore no relationship to the index's returns, its R-squared would be 0.

-------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

-------------------------------------------------------------------------------

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

-------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

-------------------------------------------------------------------------------



                                     ----
                                      10

PERFORMANCE SUMMARY
     for Extended Market Index Fund





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                            [PERFORMANCE BAR GRAPH]

-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                DECEMBER 31, 1990-DECEMBER 31, 2000
                EXTENDED     WILSHIRE
            MARKET INDEX   4500 INDEX
-------------------------------------------------------------------------------
 1991              41.8%        43.5%
 1992              12.5         11.9
 1993              14.5         14.6
 1994              -1.8         -2.7
 1995              33.8         33.5
 1996              17.6         17.2
 1997              26.7         25.7
 1998               8.3          8.6
 1999              36.2         35.4
 2000             -15.5        -15.9
-------------------------------------------------------------------------------


See Financial Highlights table on page 56 for dividend and capital gains information for the past five years.


                           [PERFORMANCE LINE GRAPH]

-------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                      DECEMBER 31, 1990-DECEMBER 31, 2000

             Extended Market       Average Mid-Cap   Wilshire         Wilshire
               Index Fund*           Core Fund*     4500 Index       5000 Index
1990 12          $10000               $10000          $10000           $10000

1991 03           12064                12630           12072            11646

1991 06           11986                12445           12014            11609

1991 09           12997                13702           13101            12346

1991 12           14185                15148           14345            13421

1992 03           14399                15381           14530            13242

1992 06           13895                14105           13937            13226

1992 09           14300                14620           14353            13632

1992 12           15953                16901           16048            14624

1993 03           16597                17326           16694            15247

1993 06           16818                17747           16952            15362

1993 09           17996                19119           18189            15983

1993 12           18265                19823           18386            16274

1994 03           17692                19291           17720            15667

1994 06           17219                18450           17176            15545

1994 09           18355                19820           18356            16390

1994 12           17943                19577           17896            16264

1995 03           19270                20939           19251            17733

1995 06           21004                23016           20895            19388

1995 09           23426                25326           23254            21160

1995 12           24007                25505           23888            22192

1996 03           25486                26883           25300            23439

1996 06           26516                28363           26454            24472

1996 09           27203                28842           27018            25164

1996 12           28243                30022           27993            26900

1997 03           27260                28408           26808            27074

1997 06           31549                32736           30949            31646

1997 09           36307                37584           35693            34733

1997 12           35792                36536           35184            35316

1998 03           39913                40924           39264            40000

1998 06           39043                39925           38494            40779

1998 09           31743                31999           31391            35874

1998 12           38769                39686           38221            43591

1999 03           38506                38980           38155            45236

1999 06           43299                43726           42557            48767

1999 09           40769                41848           39930            45542

1999 12           52811                54874           51785            53861

2000 03           57926                62458           56937            55917

2000 06           52896                60167           51962            53410

2000 09           54899                63178           53837            53498

2000 12           44601                58770           43526            47943


                                    AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED DECEMBER 31, 2000   FINAL VALUE
                                  -------------------------------  OF A $10,000
                                     1 YEAR   5 YEARS  10 YEARS      INVESTMENT
-------------------------------------------------------------------------------
Extended Market Index Fund*         -15.55%    13.19%    16.13%         $44,601
Average Mid-Cap Core Fund**           7.10     18.17     19.38           58,770
Wilshire 4500 Index                 -15.95     12.75     15.84           43,526
Wilshire 5000 Index                 -10.99     16.66     16.97           47,943
-------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.

                                     ----

 PERFORMANCE SUMMARY
    for Extended Market Index Fund Institutional Shares



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                            [PERFORMANCE BAR GRAPH]

-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     JULY 7, 1997-DECEMBER 31, 2000
                EXTENDED MARKET
                     INDEX FUND                     WILSHIRE
           INSTITUTIONAL SHARES                   4500 INDEX
-------------------------------------------------------------------------------
1997                       11.8%                          12%
1998                        8.5                          8.6
1999                       36.4                         35.4
2000                      -15.4                        -15.9
-------------------------------------------------------------------------------

 See Financial Highlights table on page 57 for dividend and capital gains information since inception.



                           [PERFORMANCE LINE GRAPH]

-------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           JULY 7, 1997-DECEMBER 31, 2000

               Extended Market
                 Index Fund         Average Mid-Cap      Wilshire      Wilshire
            Institutional Shares       Core Fund*       4500 Index    5000 Index
7/7/1997       $ 10000000             $ 10000000       $ 10000000    $ 10000000
1997 09          11338798               11300149         11366976      10748959
1997 12          11182106               10880830         11204699      10929421
1998 03          12473231               12181089         12504079      12378776
1998 06          12205107               11948240         12258978      12619869
1998 09           9927898                9620947          9996727      11101844
1998 12          12127519               11818758         12171804      13490239
1999 03          12049025               11602488         12150811      13999303
1999 06          13552535               13085712         13552735      15092013
1999 09          12765181               12582274         12716320      14093861
1999 12          16547696               16341796         16491531      16668424
2000 03          18153931               18590666         18132201      17304654
2000 06          16583490               18005940         16548045      16528744
2000 09          17215329               18995459         17144988      16556023
2000 12          13997124               17502064         13861511      14837034

                                             AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED DECEMBER 31, 2000 FINAL VALUE OF
                                            -------------------------------  A $10,000,000
                                                   1 YEAR  SINCE INCEPTION      INVESTMENT
------------------------------------------------------------------------------------------
Extended Market Index Fund Institutional Shares   -15.41%           10.13%     $13,997,124
Average Mid-Cap Core Fund*                          7.10            17.42       17,502,064
Wilshire 4500 Index                               -15.95             9.82       13,861,511
Wilshire 5000 Index                               -10.99            11.99       14,837,034
------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.




                                     ----

 PERFORMANCE SUMMARY
    for Mid-Cap Index Fund





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                            [PERFORMANCE BAR GRAPH]

-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     MAY 21, 1998-DECEMBER 31, 2000
                   MID-CAP       S&P MID-CAP
                INDEX FUND         400 INDEX
-------------------------------------------------------------------------------
1998                   8.6%              7.9%
1999                  15.3              14.7
2000                  18.1              17.5
-------------------------------------------------------------------------------

See Financial Highlights table on page 58 for dividend and capital gains information since inception.

                            [PERFORMANCE LINE GRAPH]

-------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           MAY 21, 1998-DECEMBER 31, 2000

               Mid-Cap      Average Mid-Cap        S&P MidCap          Wilshire
             Index Fund*      Core Fund**          400 Index           500 Index
5/21/1998     $ 10000         $ 10000              $ 10000             $ 10000
1998 06          9851            9965                 9838               10113
1998 09          8436            8030                 8415                8897
1998 12         10855            9853                10787               10811
1999 03         10176            9702                10098               11219
1999 06         11628           10909                11528               12095
1999 09         10674           10502                10560               11295
1999 12         12518           13623                12375               13358
2000 03         14136           15545                13945               13868
2000 06         13687           15010                13485               13246
2000 09         15346           15855                15123               13268
2000 12         14783           14590                14541               11890

                                AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED DECEMBER 31, 2000       FINAL VALUE
                              -------------------------------      OF A $10,000
                                 1 YEAR      SINCE INCEPTION         INVESTMENT
-------------------------------------------------------------------------------
Mid-Cap Index Fund*              18.10%               16.13%            $14,783
Average Mid-Cap Core Fund**       7.10                15.55              14,590
S&P MidCap 400 Index             17.51                15.40              14,541
Wilshire 5000 Index             -10.99                 6.85              11,890
-------------------------------------------------------------------------------

 *Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.



                                     ----

 PERFORMANCE SUMMARY
    for Mid-Cap Index Fund Institutional Shares





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                            [PERFORMANCE BAR GRAPH]

-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     MAY 21, 1998-DECEMBER 31, 2000
                         MID-CAP
                      INDEX FUND                    S&P MIDCAP
            INSTITUTIONAL SHARES                     400 INDEX
-------------------------------------------------------------------------------
1998                         8.6%                          7.9%
1999                        15.4                          14.7
2000                        18.4                          17.5
-------------------------------------------------------------------------------

See Financial Highlights table on page 59 for dividend and capital gains information since inception.

                            [PERFORMANCE LINE GRAPH]

-------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           MAY 21, 1998-DECEMBER 31, 2000



                   Mid-Cap
                  Index Fund        Average Mid-Cap    S&P Midcap     Wilshire
            Institutional Shares      Core Fund*       400 Index      500 Index
5/21/1998        $  10000000          $ 10000000      $ 10000000     $ 10000000
1998 06              9850598             9965358         9837687       10113485
1998 09              8446215             8030256         8414517        8896949
1998 12             10861297             9852552        10786696       10810994
1999 03             10181118             9701808        10098447       11218955
1999 06             11644654            10908732        11528142       12094645
1999 09             10690174            10501969        10560011       11294733
1999 12             12535225            13623124        12374874       13357971
2000 03             14166442            15545207        13944929       13867842
2000 06             13717427            15010415        13485247       13246033
2000 09             15390010            15854823        15123400       13267894
2000 12             14840250            14590366        14541104       11890307

                                    AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED DECEMBER 31, 2000  FINAL VALUE OF
                                 -------------------------------   A $10,000,000
                                        1 YEAR   SINCE INCEPTION      INVESTMENT
-------------------------------------------------------------------------------
Mid-Cap Index Fund Institutional Shares  18.39%           16.30%    $14,840,250
Average Mid-Cap Core Fund*                7.10            15.55      14,590,366
S&P MidCap 400 Index                     17.51            15.40      14,541,104
Wilshire 5000 Index                     -10.99             6.85      11,890,307
-------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

                                     ----

A REPORT
   on Your Fund's After-Tax Returns


This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                            PERIODS ENDED DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                        ONE YEAR           FIVE YEARS*         TEN YEARS
                                    ----------------------------------------------------------

                                    PRE-TAX  AFTER-TAX  PRE-TAX  AFTER-TAX  PRE-TAX  AFTER-TAX
----------------------------------------------------------------------------------------------
Vanguard Extended Market Index Fund -15.5%    -18.8%     13.2%     10.3%     16.1%   14.1%
Vanguard Extended Market Index Fund
  Institutional Shares              -15.4     -18.7      10.1       6.9       --      --
Average Mid-Cap Blend Fund**          3.4       0.5      14.5      11.7      15.8    13.1
----------------------------------------------------------------------------------------------

Vanguard Mid-Cap Index Fund          18.1%     14.7%     16.1%     13.1%      --      --
Vanguard Mid-Cap Index Fund
  Institutional Shares               18.4      14.9      16.3      13.3       --      --
Average Mid-Cap Blend Fund**          3.4       0.5       --        --        --      --
----------------------------------------------------------------------------------------------

 *For the Mid-Cap Index Fund and Mid-Cap Index Fund Institutional Shares, returns are annualized since inception on May 21, 1998; for the Extended Market Index Fund Institutional Shares, returns are annualized from inception on July 7, 1997.

**Based on data from Morningstar Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets. We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives. Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

------------------------------------------------------------------------------

A NOTE ABOUT OUR CALCULATIONS: Pre-tax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.


(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.


                                     ----
                                      15

FINANCIAL STATEMENTS
   December 31, 2000





STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


------------------------------------------------------------------------------
                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
COMMON STOCKS (98.7%)(1)
------------------------------------------------------------------------------
* Berkshire Hathaway Inc.
   Class A                                           2,572          $ 182,611
* Juniper Networks, Inc.                           535,700             67,531
* Cox Communications, Inc.
   Class A                                         971,059             45,214
* CIENA Corp.                                      483,900             39,316
* i2 Technologies, Inc.                            683,240             37,150
* Immunex Corp.                                    914,400             37,147
* Brocade Communications
   Systems, Inc.                                   375,200             34,447
* Gemstar-TV Guide
   International, Inc.                             698,095             32,199
* General Motors Corp. Class H                   1,283,239             29,513
* BEA Systems, Inc.                                416,700             28,048
* VoiceStream Wireless Corp.                       274,474             27,618
* VeriSign, Inc.                                   332,935             24,699
  The Goldman Sachs Group, Inc.                    228,100             24,391
* Genentech, Inc.                                  286,200             23,324
* Ariba, Inc.                                      421,800             22,618
* Millennium Pharmaceuticals, Inc.                 361,200             22,348
* SDL, Inc.                                        148,900             22,064
* Level 3 Communications, Inc.                     624,900             20,504
  John Hancock Financial
   Services, Inc.                                  535,100             20,132
* Cablevision Systems Corp.
   Class B                                         224,100             19,033
* Infinity Broadcasting Corp.                      660,972             18,465
* Waters Corp.                                     219,500             18,327
* Sycamore Networks, Inc.                          463,200             17,253
  Equity Office Properties
   Trust REIT                                      519,119             16,935
* Concord EFS, Inc.                                367,418             16,142
* TIBCO Software Inc.                              330,500             15,842
* Southern Energy, Inc.                            559,400             15,837
  Axa ADR                                          215,385             15,466
* IDEC Pharmaceuticals Corp.                        81,500             15,449
  Cintas Corp.                                     286,750             15,252
* eBay Inc.                                        455,900             15,045
* Genzyme Corp.                                    161,270             14,504
* Univision Communications Inc.                    351,100             14,373
* Exodus Communications, Inc.                      718,300             14,366
* Human Genome Sciences, Inc.                      205,300             14,230
* DST Systems, Inc.                                212,100             14,211
* McLeodUSA, Inc. Class A                          994,926             14,053
*(3)Corvis Corp.                                   582,781             13,877
* Openwave Systems Inc.                            275,055             13,185
* Rational Software Corp.                          321,342             12,512
  Intimate Brands, Inc.                            833,800             12,507
  Equity Residential Properties
   Trust REIT                                      223,669             12,372
* CNA Financial Corp.                              312,115             12,094
* Cadence Design Systems, Inc.                     416,332             11,449
* Quest Diagnostics, Inc.                           78,700             11,175
* NTL Inc.                                         460,281             11,018
  United Parcel Service, Inc.                      186,100             10,945



                                     ----
                                      16

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
* American Tower Corp. Class A                     286,040          $  10,834
  M & T Bank Corp.                                 157,728             10,726
* SunGard Data Systems, Inc.                       225,909             10,646
* IVAX Corp.                                       270,400             10,356
* Laboratory Corp. of America
   Holdings                                         58,764             10,342
* Redback Networks Inc.                            248,800             10,201
  SEI Corp.                                         90,889             10,180
* Sepracor Inc.                                    125,400             10,048
* Emulex Corp.                                     125,100             10,000
* Fiserv, Inc.                                     210,587              9,990
  The Pepsi Bottling Group, Inc.                   249,000              9,944
  Washington Post Co. Class B                       16,120              9,944
* USA Networks, Inc.                               508,318              9,880
* Noble Drilling Corp.                             226,700              9,847
* Adelphia Communications
   Corp. Class A                                   190,358              9,827
* BJ Services Co.                                  141,200              9,725
* Electronic Arts Inc.                             224,900              9,586
*(3) Amazon.com, Inc.                              606,200              9,434
  Estee Lauder Cos. Class A                        211,458              9,265
* Atmel Corp.                                      793,892              9,229
  Zions Bancorp                                    147,712              9,223
* Crown Castle International Corp.                 337,800              9,142
* EchoStar Communications Corp.                    399,900              9,098
  Diamond Offshore Drilling, Inc.                  227,300              9,092
  Telephone & Data Systems, Inc.                    99,828              8,985
  Marshall & Ilsley Corp.                          176,709              8,982
* Weatherford International, Inc.                  187,270              8,849
* Finisar Corp.                                    304,994              8,845
*(3) U.S. Cellular Corp.                           145,150              8,745
*(3) ONI Sytems Corp.                              219,773              8,695
  National Community Bancorp                       348,945              8,636
* Health Management
   Associates Class A                              411,698              8,543
* TMP Worldwide, Inc.                              155,300              8,542
* Global Marine, Inc.                              299,300              8,493
* BroadWing Inc.                                   368,206              8,400
  R.J. Reynolds Tobacco
   Holdings, Inc.                                  172,200              8,395
  E.W. Scripps Co. Class A                         132,269              8,316
* Commerce One, Inc.                               327,700              8,295
* R & B Falcon Corp.                               360,637              8,272
* Abgenix, Inc.                                    140,000              8,269
* Metromedia Fiber Network, Inc.                   811,720              8,219
* XO Communications Inc.                           453,813              8,084
  Royal Caribbean Cruises, Ltd.                    304,600              8,057
  ENSCO International, Inc.                        235,300              8,015
* Jabil Circuit, Inc.                              308,000              7,816
(3) MGM Mirage, Inc.                               271,310              7,648
* RF Micro Devices, Inc.                           276,100              7,575
  Total System Services, Inc.                      328,064              7,340
* Extreme Networks, Inc.                           186,800              7,309
* Micromuse Inc.                                   119,700              7,225
  DPL Inc.                                         217,592              7,221
* Vertex Pharmaceuticals, Inc.                     100,100              7,157
* Vignette Corp.                                   394,361              7,098
* webMethods, Inc.                                  79,434              7,065
  Green Point Financial Corp.                      171,500              7,021
* Affymetrix, Inc.                                  93,800              6,982
  Golden State Bancorp Inc.                        221,205              6,954
  TECO Energy, Inc.                                214,600              6,948
  Simon Property Group, Inc. REIT                  288,812              6,931
  North Fork Bancorp, Inc.                         278,834              6,849
  Reader's Digest Assn., Inc.
   Class A                                         174,600              6,831
* Andrx Corp.                                      117,900              6,823
* Express Scripts                                   65,900              6,738
  Neuberger Berman Inc.                             82,700              6,704
* Invitrogen Corp.                                  77,376              6,683
* Gilead Sciences, Inc.                             80,216              6,653
  UnionBanCal Corp.                                273,873              6,590
* Charter Communications, Inc.                     289,800              6,575
* SCI Systems, Inc.                                248,568              6,556
* Avanex Corp.                                     109,950              6,549
* Jones Apparel Group, Inc.                        203,345              6,545
  A.G. Edwards & Sons, Inc.                        137,022              6,500
  Allmerica Financial Corp.                         89,497              6,489
* Protein Design Labs, Inc.                         74,100              6,437
* Smith International, Inc.                         86,100              6,420
* Apollo Group, Inc. Class A                       129,862              6,388
  Old Republic International Corp.                 199,541              6,385
  First Tennessee National Corp.                   220,000              6,366
  Boston Properties, Inc. REIT                     145,200              6,316
  Santa Fe International Corp.                     196,400              6,297
* E.Piphany Inc.                                   116,475              6,282
* Powerwave Technologies, Inc.                     107,000              6,260
* TeleCorp PCS, Inc.                               279,590              6,256
  Family Dollar Stores, Inc.                       291,600              6,251
  ProLogis Trust REIT                              280,857              6,249
* Macrovision Corp.                                 84,400              6,247
  Transatlantic Holdings, Inc.                      58,100              6,151
  TCF Financial Corp.                              136,742              6,094
* Litton Industries, Inc.                           77,398              6,090
  Keebler Foods Co.                                146,600              6,075
  Popular, Inc.                                    230,188              6,057
* Cooper Cameron Corp.                              91,500              6,045
  Apartment Investment &
   Management Co. Class A REIT                     120,601              6,023
* Park Place Entertainment                         503,400              6,009
* Integrated Device
   Technology Inc.                                 180,569              5,981
  ServiceMaster Co.                                515,550              5,929
  Northeast Utilities                              243,602              5,907
* Rambus Inc.                                      163,500              5,906
* Citizens Communications Co.                      449,774              5,903
* Acxiom Corp.                                     151,522              5,900
* International Game Technology                    122,642              5,887

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                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
-------------------------------------------------------------------------------
* SPX Corp.                                         54,091          $   5,852
* TriQuint Semiconductor, Inc.                     133,332              5,825
* American Standard Cos., Inc.                     118,000              5,819
  Federated Investors, Inc.                        199,000              5,796
* NetIQ Corp.                                       66,108              5,776
* Metro-Goldwyn-Mayer Inc.                         354,035              5,775
* Oxford Health Plan                               146,200              5,775
* Smurfit-Stone Container Corp.                    384,468              5,743
  Legg Mason Inc.                                  105,298              5,739
  Avalonbay Communities,
   Inc. REIT                                       113,521              5,690
* Universal Health Services
   Class B                                          50,873              5,685
  Vornado Realty Trust REIT                        147,996              5,670
* Internet Security Systems, Inc.                   71,700              5,624
* Manugistics Group, Inc.                           98,400              5,609
  Spieker Properties, Inc. REIT                    111,600              5,594
* Interwoven, Inc.                                  84,100              5,545
* TranSwitch Corp.                                 140,900              5,513
* CheckFree Corp.                                  129,509              5,504
* Affiliated Computer Services,
   Inc. Class A                                     90,363              5,484
* Macromedia, Inc.                                  89,977              5,466
* Health Net Inc.                                  208,432              5,458
  Hillenbrand Industries, Inc.                     105,950              5,456
  Dime Bancorp, Inc.                               183,846              5,435
  Archstone Communities
   Trust REIT                                      209,721              5,400
* Fox Entertainment Group,
   Inc. Class A                                    301,600              5,391
  Duke Realty Investments,
   Inc. REIT                                       217,362              5,353
  Mylan Laboratories, Inc.                         211,800              5,335
* National-Oilwell, Inc.                           136,700              5,289
  SCANA Corp.                                      178,104              5,265
* Lamar Advertising Co. Class A                    136,250              5,258
* Synopsys, Inc.                                   110,708              5,252
  Public Storage, Inc. REIT                        211,500              5,142
* Continental Airlines, Inc. Class B                99,600              5,142
  Mercantile Bankshares Corp.                      118,825              5,132
  Mitchell Energy & Development
   Corp. Class A                                    83,600              5,121
*(3) Transmeta Corp.                               217,792              5,118
* Community Health Systems, Inc.                   146,100              5,114
* Republic Services, Inc. Class A                  295,773              5,084
  The PMI Group Inc.                                75,050              5,080
* Lincare Holdings, Inc.                            89,000              5,079
* Informatica Corp.                                127,700              5,052
* 3Com Corp.                                       592,300              5,035
  Delhaize America, Inc. Class A                   284,409              5,030
* Medarex, Inc.                                    123,000              5,012
* BISYS Group, Inc.                                 96,000              5,004
* Trigon Healthcare, Inc.                           64,062              4,985
* Ocean Energy, Inc.                               284,642              4,946
  BHC Communications, Inc.
   Class A                                          38,215              4,939
  Compass Bancshares Inc.                          206,847              4,938
* Caremark Rx, Inc.                                362,172              4,912
  UtiliCorp United, Inc.                           158,329              4,908
  Banknorth Group, Inc.                            246,074              4,906
* Micrel, Inc.                                     145,600              4,905
  Tyson Foods, Inc.                                384,310              4,900
  Manpower Inc.                                    128,900              4,898
  American Water Works Co., Inc.                   166,374              4,887
  AVX Corp.                                        297,700              4,875
  Host Marriott Corp. REIT                         376,338              4,869
* WebMD Corporation                                613,165              4,867
* Peregrine Systems, Inc.                          245,836              4,855
  Talbots Inc.                                     106,400              4,855
* ImClone Systems, Inc.                            109,800              4,831
  IBP, Inc.                                        180,200              4,820
  Radian Group, Inc.                                64,199              4,819
  Bowater Inc.                                      85,349              4,812
* Arrow Electronics, Inc.                          167,300              4,789
* BJ's Wholesale Club, Inc.                        124,318              4,771
* Hispanic Broadcasting Corp.                      185,700              4,735
* Nextel Partners, Inc.                            281,480              4,732
* Oplink Communications, Inc.                      263,022              4,718
  Expeditors International of
   Washington, Inc.                                 87,800              4,714
* Brinker International, Inc.                      111,563              4,714
* Western Wireless Corp.
   Class A                                         120,200              4,710
  Unitrin, Inc.                                    115,840              4,706
  Potomac Electric Power Co.                       190,400              4,705
  Kimco Realty Corp. REIT                          105,750              4,673
  Wisconsin Energy Corp.                           206,261              4,654
  Murphy Oil Corp.                                  76,730              4,637
* MiniMed, Inc.                                    110,300              4,636
  Astoria Financial Corp.                           85,053              4,619
  Ultramar Diamond
   Shamrock Corp.                                  148,126              4,573
* Timberland Co.                                    68,300              4,568
  Jack Henry & Associates                           73,400              4,560
* ChoicePoint Inc.                                  69,205              4,537
  Commerce Bancshares, Inc.                        106,457              4,524
  C.H. Robinson Worldwide, Inc.                    143,800              4,521
* Dollar Tree Stores, Inc.                         183,718              4,501
* Cephalon, Inc.                                    70,700              4,476
* OSI Pharmaceticals, Inc.                          55,700              4,463
* AmeriSource Health Corp.                          88,208              4,455
* Devry, Inc.                                      118,000              4,455
* Microchip Technology, Inc.                       202,966              4,453
* Hanover Compressor Co.                            99,800              4,447
  Hormel Foods Corp.                               238,100              4,435
* Cypress Semiconductor Corp.                      223,200              4,394
* Enzon, Inc.                                       70,800              4,394

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                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
-------------------------------------------------------------------------------
* L-3 Communications
   Holdings, Inc.                                   56,900          $   4,381
  Noble Affiliates, Inc.                            94,936              4,367
  Investors Financial
   Services Corp.                                   50,700              4,360
* Northwest Airlines Corp.
   Class A                                         144,700              4,359
* Barr Labs Inc.                                    59,550              4,343
  Whitman Corp.                                    264,900              4,338
* Cree, Inc.                                       121,700              4,324
* Symantec Corp.                                   129,189              4,312
  Fidelity National Financial, Inc.                116,288              4,295
  Alliant Energy Corp.                             134,199              4,278
  Newport Corp.                                     54,400              4,276
  Arthur J. Gallagher & Co.                         67,000              4,263
  MCN Energy Group Inc.                            153,700              4,256
* Wind River Systems Inc.                          123,903              4,228
  Tidewater Inc.                                    95,200              4,225
  Beckman Coulter, Inc.                            100,700              4,223
* InfoSpace, Inc.                                  476,758              4,216
  McCormick & Co., Inc.                            116,783              4,211
  National Fuel Gas Co.                             66,800              4,204
* CSG Systems International, Inc.                   89,500              4,201
* ICOS Corp.                                        80,800              4,197
* Quest Software, Inc.                             149,400              4,193
* National Instruments Corp.                        86,175              4,185
* CDW Computer Centers, Inc.                       149,538              4,168
  ICN Pharmaceuticals, Inc.                        135,327              4,153
* Allegiance Telecom, Inc.                         186,250              4,147
* Polycom, Inc.                                    128,400              4,133
  Questar Corp.                                    137,130              4,122
  Crescent Real Estate, Inc. REIT                  184,400              4,103
  Diebold, Inc.                                    121,926              4,069
  The Timber Co.                                   135,900              4,069
  Puget Sound Energy Inc.                          146,141              4,065
* Grant Prideco, Inc.                              184,070              4,038
  GATX Corp.                                        80,899              4,035
  Mercury General Corp.                             91,700              4,023
* Cytyc Corp.                                       64,300              4,023
* Amkor Technology, Inc.                           259,268              4,023
  FirstMerit Corp.                                 150,200              4,016
* Celgene Corp.                                    122,700              3,988
* Plantronics, Inc.                                 84,500              3,972
  Energy East Corp.                                201,400              3,965
  Shaw Industries, Inc.                            209,018              3,958
* Chris-Craft Industries, Inc.                      59,496              3,956
* Agile Software Corp.                              80,100              3,955
* E*TRADE Group Inc.                               533,815              3,937
  NSTAR                                             90,560              3,883
  The MONY Group Inc.                               78,500              3,881
  Hudson City Bancorp, Inc.                        191,600              3,880
* Patterson Dental Co.                             114,400              3,875
  Eaton Vance Corp.                                119,900              3,867
  Lennar Corp.                                     106,639              3,866
  Valero Energy Corp.                              103,800              3,860
  Herman Miller, Inc.                              133,084              3,826
* Critical Path, Inc.                              124,400              3,825
*(3) Akamai Technologies, Inc.                     180,311              3,798
* First Health Group Corp.                          81,330              3,787
  First Virginia Banks, Inc.                        78,863              3,785
  Bank United Corp. Class A                         55,400              3,778
* Orion Power Holdings, Inc.                       153,018              3,768
  Montana Power Co.                                180,500              3,745
  Helmerich & Payne, Inc.                           85,200              3,738
* Inhale Therapeutic Systems                        74,000              3,737
  Equitable Resources, Inc.                         55,550              3,708
  AMB Property Corp. REIT                          143,400              3,702
* AutoNation, Inc.                                 615,558              3,693
* Catalina Marketing Corp.                          94,800              3,691
  CONSOL Energy, Inc.                              131,900              3,685
* Apogent Technologies Inc.                        179,700              3,684
  Cullen/Frost Bankers, Inc.                        87,780              3,670
* Varian Medical Systems, Inc.                      54,000              3,669
  Liberty Financial Cos., Inc.                      82,300              3,667
  Sonoco Products Co.                              169,593              3,667
  Viad Corp.                                       159,284              3,664
* NVIDIA Corp.                                     111,600              3,657
  Bergen Brunswig Corp. Class A                    230,754              3,653
* Indymac Bancorp, Inc.                            123,800              3,652
  True North Communications                         85,800              3,647
* Applera Corp. -Celera
   Genomics Group                                  101,200              3,637
* Venator Group, Inc.                              234,400              3,633
* AmeriCredit Corp.                                133,133              3,628
  Commerce Bancorp, Inc.                            53,006              3,624
*(3)Capstone Turbine Corp.                         129,393              3,623
  IPALCO Enterprises, Inc.                         149,400              3,614
* Westwood One, Inc.                               187,000              3,611
  Tootsie Roll Industries, Inc.                     78,370              3,610
* At Home Corp. Series A                           651,254              3,602
* Dun & Bradstreet Corp.                           139,100              3,599
* Time Warner Telecom Inc.                          56,700              3,597
  MDU Resources Group, Inc.                        110,325              3,586
* Vishay Intertechnology, Inc.                     236,022              3,570
* ACNielson Corp.                                   98,400              3,567
  Fastenal Co.                                      64,900              3,561
* RSA Security Inc.                                 67,300              3,558
  CarrAmerica Realty Corp. REIT                    113,600              3,557
  Protective Life Corp.                            109,800              3,541
  First American Corp.                             107,700              3,541
  Precision Castparts Corp.                         84,100              3,537
* Art Technology Group, Inc.                       115,400              3,527
* Energizer Holdings, Inc.                         164,400              3,514
  Harris Corp.                                     114,400              3,504
* Inktomi Corp.                                    195,500              3,495
* Iron Mountain, Inc.                               93,700              3,479
* Varco International, Inc.                        159,552              3,470
* Albany Molecular Research, Inc.                   56,100              3,457

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                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
  Hibernia Corp. Class A                           270,481          $   3,449
  Associated Banc-Corp.                            113,420              3,445
  DENTSPLY International Inc.                       87,900              3,439
  UAL Corp.                                         88,300              3,438
  Valley National Bancorp                          103,109              3,435
* Newfield Exploration Co.                          72,400              3,434
  International Speedway Corp.                      90,327              3,432
  Wilmington Trust Corp.                            55,100              3,420
  Wesco Financial Corp.                             12,128              3,417
* Outback Steakhouse                               131,531              3,403
* Pioneer Natural Resources Co.                    172,856              3,403
  Omnicare, Inc.                                   157,300              3,402
* Shaw Group, Inc.                                  67,900              3,395
*(3) PRIMEDIA Inc.                                 283,500              3,384
* Quantum Corp.-DLT &
   Storage Systems                                 254,131              3,383
* Abercrombie & Fitch Co.                          168,900              3,378
* Louis Dreyfus Natural Gas Corp.                   73,700              3,376
  Martin Marietta Materials, Inc.                   79,499              3,363
* Sawtek Inc.                                       72,800              3,362
* Lattice Semiconductor Corp.                      182,900              3,361
* GlobeSpan, Inc.                                  122,200              3,361
* J.D. Edwards & Co.                               187,450              3,339
* Powertel Inc.                                     53,900              3,338
  Leucadia National Corp.                           94,176              3,337
  Avnet, Inc.                                      155,052              3,334
* American Eagle Outfitters, Inc.                   78,802              3,329
  Cross Timbers Oil Co.                            119,950              3,329
  Liberty Property Trust REIT                      116,000              3,313
  American National Insurance Co.                   45,150              3,296
* Cor Therapeutics, Inc.                            92,800              3,265
  Centura Banks, Inc.                               67,639              3,264
  Erie Indemnity Co. Class A                       109,317              3,259
  The McClatchy Co. Class A                         76,250              3,250
  White Mountains Insurance
   Group Inc.                                       10,185              3,249
  Johns Manville Corp.                             250,500              3,241
  OGE Energy Corp.                                 132,400              3,236
  General Growth Properties
   Inc. REIT                                        89,000              3,221
* Myriad Genetics, Inc.                             38,800              3,211
* Inet Technologies, Inc.                           79,100              3,204
* Barrett Resources Corp.                           56,250              3,196
* Catellus Development Corp.                       181,901              3,183
* CNET Networks, Inc.                              199,013              3,181
* SanDisk Corp.                                    114,600              3,180
* International Rectifier Corp.                    105,800              3,174
  The St. Joe Co.                                  143,697              3,161
  City National Corp.                               81,288              3,155
  ALLETE                                           126,700              3,144
  Newport News Shipbuilding Inc.                    60,395              3,141
  Sovereign Bancorp, Inc.                          386,400              3,140
  DQE Inc.                                          95,743              3,136
  IDACORP, Inc.                                     63,900              3,135
* Spectrasite Holdings, Inc.                       236,450              3,133
* Quanta Services, Inc.                             97,300              3,132
  Waddell & Reed Financial, Inc.
   Class B                                          83,350              3,126
  Belo Corp. Class A                               195,106              3,122
  Provident Financial Group, Inc.                   83,225              3,121
* Triton PCS, Inc.                                  91,500              3,105
* Documentum, Inc.                                  62,300              3,096
* LAM Research Corp.                               213,305              3,093
  Lyondell Chemical Co.                            201,654              3,088
* West TeleServices Corp.                          109,400              3,077
  IMC Global Inc.                                  197,044              3,066
  Conectiv, Inc.                                   152,584              3,061
  BancWest Corp.                                   116,928              3,055
*(3) CMGI Inc                                      545,576              3,052
  John Nuveen Co. Class A                           52,943              3,044
* Mentor Graphics Corp.                            110,800              3,040
  Galileo International, Inc.                      151,900              3,038
* Centennial Communications
   Corp. Class A                                   160,700              3,013
  Rouse Co. REIT                                   118,000              3,009
* Tekelec                                          100,200              3,006
* Foundry Networks, Inc.                           200,400              3,006
  Old National Bancorp                             100,313              3,003
* Medicis Pharmaceutical Corp.                      50,624              2,993
  Cabot Corp.                                      113,032              2,981
  Alpharma, Inc. Class A                            67,783              2,974
  Comdisco, Inc.                                   259,776              2,971
* Sybase, Inc.                                     149,940              2,971
  Western Resources, Inc.                          119,225              2,958
  Reinsurance Group of
   America, Inc.                                    83,300              2,957
* Knight Trading Group, Inc.                       209,900              2,925
  Kansas City Power & Light Co.                    106,100              2,911
* Alkermes, Inc.       `                            92,300              2,896
  Fulton Financial Corp.                           125,509              2,895
  American Financial Group, Inc.                   108,900              2,893
* Barnes & Noble, Inc.                             109,100              2,891
  Teleflex Inc.                                     65,400              2,890
* Valassis Communications, Inc.                     91,500              2,888
* Tanox, Inc.                                       73,683              2,887
  Hollinger International, Inc.                    181,400              2,880
  Roslyn Bancorp, Inc.                             105,331              2,877
* Silicon Valley Bancshares                         83,200              2,876
* Packaging Corp. of America                       177,600              2,864
* The Neiman Marcus Group,
   Inc. Class A                                     80,355              2,858
* Aeroflex, Inc.                                    99,000              2,854
  Allied Capital Corp.                             136,520              2,850
  Mack-Cali Realty Corp. REIT                       99,400              2,839
  iStar Financial Inc.                             144,094              2,837
* Mandalay Resort Group                            129,259              2,836
* Smithfield Foods, Inc.                            93,000              2,827
* HomeStore.com, Inc.                              140,200              2,822


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
------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
  D. R. Horton, Inc.                               115,364          $   2,819
* SBA Communications Corp.                          68,600              2,817
  CNF Inc.                                          82,900              2,803
  Greater Bay Bancorp                               68,286              2,800
* Pride International Inc.                         113,200              2,788
* Amphenol Corp.                                    71,100              2,786
  Metris Cos., Inc.                                105,871              2,786
  Peoples Bank Bridgeport                          107,550              2,783
* LifePoint Hospitals, Inc.                         55,220              2,768
* Netegrity, Inc.                                   50,900              2,768
* Getty Images, Inc.                                86,100              2,755
* Cerner Corp.                                      59,530              2,753
* Whole Foods Market, Inc.                          44,900              2,745
* Cytec Industries, Inc.                            68,600              2,740
  Skywest, Inc.                                     95,200              2,737
  Raymond James Financial, Inc.                     78,337              2,732
* Alpha Industries, Inc.                            73,800              2,731
  Lafarge Corp.                                    115,399              2,726
  Harte-Hanks, Inc.                                115,082              2,726
* Lear Corp.                                       109,800              2,724
* Incyte Genomics, Inc.                            109,500              2,724
* Coventry Health Care Inc.                        101,900              2,719
  Hubbell Inc. Class B                             102,106              2,706
*(3) McDATA Corp.                                   49,350              2,702
  Clayton Homes Inc.                               234,796              2,700
  Arden Realty Group, Inc. REIT                    107,300              2,696
  Vectren Corp.                                    104,797              2,685
* Payless ShoeSource, Inc.                          37,946              2,685
  WestAmerica Bancorporation                        62,196              2,674
  Flowers Industries, Inc.                         169,800              2,674
* EMCORE Corp.                                      56,700              2,665
  Downey Financial Corp.                            48,420              2,663
  Dallas Semiconductor Corp.                       103,900              2,662
* Marine Drilling Co., Inc.                         99,500              2,662
  Reynolds & Reynolds Class A                      131,200              2,657
* Sensormatic Electronics Corp.                    132,161              2,651
* Apria Healthcare                                  89,080              2,650
* Teletech Holdings Inc.                           143,540              2,638
* Chesapeake Energy Corp.                          260,100              2,634
  Weis Markets, Inc.                                68,700              2,632
*(3) Wireless Facilities, Inc.                      72,500              2,628
  HON Industries, Inc.                             102,900              2,624
* Scholastic Corp.                                  29,600              2,623
  StanCorp Financial Group, Inc.                    54,900              2,621
* Aviron                                            39,200              2,619
* Aether Systems, Inc.                              66,900              2,617
* Infonet Services Corp.                           522,600              2,613
  Health Care Properties
   Investors REIT                                   87,000              2,599
* Orthodontic Centers of
   America, Inc.                                    83,100              2,597
  Carter-Wallace, Inc.                              77,400              2,583
* Stillwater Mining Co.                             65,450              2,575
* Dycom Industries, Inc.                            71,550              2,571
* Anaren Microwave, Inc.                            38,000              2,553
* Labranche & Co. Inc.                              83,500              2,552
* Techne                                            70,700              2,550
* Toll Brothers, Inc.                               62,000              2,534
* SpeechWorks International Inc.                    51,540              2,529
* Semtech Corp.                                    114,238              2,520
  Post Properties, Inc. REIT                        66,957              2,515
  Washington Federal Inc.                           88,422              2,515
  Bindly Western Industries, Inc.                   60,466              2,513
* Tech Data Corp.                                   92,178              2,493
* Advanced Fibre
   Communications, Inc.                            138,000              2,493
* Professional Detailing, Inc.                      23,500              2,485
  BRE Properties Inc. Class A REIT                  78,400              2,484
  Highwood Properties, Inc. REIT                    99,500              2,475
* Alleghany Corp.                                   12,019              2,470
* Cirrus Logic                                     131,700              2,469
* Sicor, Inc.                                      170,907              2,467
* Fisher Scientific International Inc.              66,900              2,467
* Mohawk Industries, Inc.                           89,900              2,461
  Capitol Federal Financial                        146,700              2,457
  Trustmark Corp.                                  116,900              2,455
*(3) Pixar, Inc.                                    81,000              2,430
* Henry Schein, Inc.                                69,800              2,417
  WGL Holdings Inc.                                 79,402              2,417
  Sky Financial Group, Inc.                        143,908              2,410
  Pacific Century Financial Corp.                  136,202              2,409
  Enterprise Products Partners L.P.                 76,300              2,399
* Tularik, Inc.                                     81,400              2,396
* DaVita, Inc.                                     139,894              2,396
* NPS Pharmaceuticals Inc.                          49,900              2,395
  Houghton Mifflin Co.                              51,500              2,388
* Saks Inc.                                        238,159              2,382
* Entercom Communications Corp.                     69,000              2,376
*(3) Nuance Communications Inc.                     55,000              2,372
  Webster Financial Corp.                           83,664              2,369
  Callaway Golf Co.                                127,000              2,365
*(3) Cosine Communications, Inc.                   170,372              2,364
  Ross Stores, Inc.                                139,976              2,362
* O'Reilly Automotive, Inc.                         88,300              2,362
* Sodexho Marriott Services, Inc.                  106,600              2,359
* Patterson Energy, Inc.                            63,300              2,358
* Gentex Corp.                                     126,600              2,358
  Heller Financial, Inc.                            76,653              2,352
*(3) Edison Schools Inc.                            74,500              2,347
  Valspar Corp.                                     72,900              2,346
  Cousins Properties, Inc. REIT                     83,880              2,343
  Technitrol, Inc.                                  56,900              2,340
* RealNetworks, Inc.                               269,352              2,340
* CV Therapeutics, Inc.                             33,000              2,335
  Hertz Corp. Class A                               68,400              2,334
  Citizens Banking Corp.                            80,038              2,326
* Dobson Communications Corp.                      158,700              2,321
* Southern Union Co.                                87,540              2,320



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
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                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
* Sotheby's Holdings Class A                       100,000          $   2,319
* DoubleClick Inc.                                 210,130              2,311
  Vintage Petroleum, Inc.                          107,500              2,311
* Emmis Communications, Inc.                        80,500              2,309
* Six Flags, Inc.                                  134,100              2,305
* Advance Paradigm, Inc.                            50,500              2,298
* SERENA Software, Inc.                             67,000              2,294
  Lubrizol Corp.                                    88,633              2,282
  Regency Realty Corp. REIT                         96,300              2,281
* Markel Corp.                                      12,600              2,281
* APW Ltd.                                          67,215              2,269
* Priority Healthcare Corp. Class A                 55,506              2,265
* KEMET Corp.                                      149,600              2,263
* Suiza Foods Corp.                                 47,100              2,261
  Forest City Enterprise Class A                    57,600              2,258
  HCC Insurance Holdings, Inc.                      83,300              2,244
  John Wiley & Sons Class A                        104,300              2,242
  First Industrial Realty Trust REIT                65,800              2,237
  Lee Enterprises, Inc.                             75,000              2,236
* Investment Technology
   Group, Inc.                                      53,311              2,226
* Liberate Technologies, Inc.                      163,300              2,225
  Ethan Allen Interiors, Inc.                       66,400              2,224
* Nova Corp. (Georgia)                             111,488              2,223
* Regeneron Pharmaceuticals, Inc.                   62,900              2,218
  Franchise Finance Corp.
   of America REIT                                  95,000              2,215
  OM Group, Inc.                                    40,500              2,212
* Renal Care Group, Inc.                            80,215              2,200
  Hospitality Properties Trust REIT                 96,900              2,192
* Tetra Tech, Inc.                                  68,550              2,185
* Portal Software, Inc.                            278,300              2,183
  Carlisle Co., Inc.                                50,746              2,179
  Waddell & Reed Financial, Inc.                    57,900              2,178
* Zebra Technologies Corp.
   Class A                                          53,300              2,174
* Bruker Daltonics, Inc.                            92,230              2,173
* Ulticom, Inc.                                     63,715              2,170
  Camden Property Trust REIT                        64,661              2,166
* Vicor Corp.                                       71,281              2,165
* Columbia Sportswear Co.                           43,500              2,164
* Forest Oil Corp.                                  58,530              2,158
  FelCor Lodging Trust, Inc. REIT                   90,037              2,155
* Cell Therapeutics, Inc.                           47,800              2,154
  Sierra Pacific Resources                         133,928              2,151
* Sirius Satellite Radio, Inc.                      71,800              2,150
  Solutia, Inc.                                    178,700              2,144
* Pharmaceutical Product
   Development, Inc.                                42,983              2,136
  Pogo Producing Co.                                68,600              2,135
* Global Industries Ltd.                           155,600              2,130
* Swift Transportation Co., Inc.                   107,325              2,126
* Tom Brown, Inc.                                   64,600              2,124
  Donaldson Co., Inc.                               76,200              2,119
* The Corporate Executive
   Board Co.                                        53,000              2,108
* Southwest Bancorporation
   of Texas, Inc.                                   49,000              2,104
  Cleco Corp.                                       38,392              2,102
* Atlas Air, Inc.                                   64,287              2,097
* Cabot Microelectronics Corp.                      40,361              2,096
  Philadelphia Suburban Corp.                       85,400              2,092
* Credence Systems Corp.                            90,592              2,084
* PRAECIS Pharmaceuticals Inc.                      71,205              2,083
*(3) ResMed Inc.                                    52,100              2,077
* Province Healthcare Co.                           52,650              2,073
  N L Industries, Inc.                              85,400              2,071
* Plexus Corp.                                      68,100              2,070
  W.R. Berkley Corp.                                43,850              2,069
* UTI Energy Corp.                                  62,900              2,068
* Extended Stay America, Inc.                      160,700              2,065
* Jacobs Engineering Group Inc.                     44,700              2,065
  Dain Rauscher Corp.                               21,800              2,064
  National Data Corp.                               56,339              2,063
* Advent Software, Inc.                             51,500              2,063
  Valhi, Inc.                                      179,400              2,063
  Hawaiian Electric Industries Inc.                 55,435              2,061
  FactSet Research Systems Inc.                     55,600              2,061
  Block Drug Co. Class A                            39,073              2,059
* Affiliated Managers Group, Inc.                   37,500              2,058
  Piedmont Natural Gas, Inc.                        53,770              2,053
* Embarcadero Technologies, Inc.                    45,600              2,052
* TNPC, Inc.                                       208,542              2,046
  AGL Resources Inc.                                92,200              2,034
* Advantage Learning
   Systems, Inc.                                    60,400              2,031
* Advanced Digital
   Information Corp.                                88,300              2,031
* The Cheesecake Factory                            52,900              2,030
*(3) Avici Systems Inc.                             82,410              2,029
  21st Century Insurance Group                     142,400              2,029
* Pegasus Communications
   Corp. Class A                                    78,700              2,027
* Ixia                                              88,440              2,023
  Crompton Corp.                                   192,409              2,020
  Colonial BancGroup, Inc.                         187,700              2,018
* Copart, Inc.                                      93,700              2,015
* Stone Energy Corp.                                31,200              2,014
  First Midwest Bancorp                             69,900              2,010
  Harman International
   Industries, Inc.                                 55,028              2,009
* Entravision Communications
   Corp.                                           109,300              2,008
  Weingarten Realty
   Investors REIT                                   45,900              2,008
* Fairchild Semiconductor Corp.                    139,000              2,007
* NVR, Inc.                                         16,200              2,002
  Pentair, Inc.                                     82,607              1,998

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
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                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
*(3) Retek Inc.                                     81,946          $   1,997
* Alexion Pharmaceuticals, Inc.                     30,700              1,994
* Exar Corp.                                        64,300              1,992
* Avocent Corp.                                     73,518              1,985
  Millennium Chemicals, Inc.                       109,400              1,983
  Western Gas Resources, Inc.                       58,800              1,981
  New Plan Excel Realty
    Trust REIT                                     150,914              1,981
*(3) PurchasePro.com, Inc.                         112,900              1,976
* CuraGen Corp.                                     72,200              1,972
* Imperial Bancorp                                  75,039              1,970
* Coach, Inc.                                       68,400              1,967
  York International Corp.                          63,900              1,961
  Blyth, Inc.                                       81,050              1,955
  Nationwide Financial
    Services, Inc.                                  41,100              1,952
* Men's Wearhouse, Inc.                             71,404              1,946
  Reckson Associates Realty
    Corp. REIT                                      77,600              1,945
* Houston Exploration Co.                           51,000              1,944
* Triad Hospitals, Inc.                             59,700              1,944
* Insight Communications Co., Inc.                  82,700              1,943
  Albemarle Corp.                                   78,082              1,933
* Proxim, Inc.                                      44,800              1,926
  C & D Technology Inc.                             44,600              1,926
  Hudson United Bancorp                             91,728              1,921
*(3) AmeriTrade Holding Corp.                      274,300              1,920
* Jack in the Box Inc.                              65,200              1,919
  Cambrex Corp.                                     42,400              1,919
* Quorum Health Group, Inc.                        121,800              1,918
  RGS Energy Group Inc.                             59,048              1,915
* Linens 'n Things, Inc.                            69,300              1,914
* DMC Stratex Networks, Inc.                       127,496              1,912
  United Dominion Realty
    Trust REIT                                     176,500              1,908
* EGL, Inc.                                         79,600              1,905
* Viasystems Group, Inc.                           228,300              1,898
*(3) Caliper Technologies Corp.                     40,340              1,896
* Molecular Devices Corp.                           27,600              1,889
  Dean Foods Corp.                                  61,533              1,888
* Manhattan Associates, Inc.                        44,300              1,888
* Spinnaker Exploration Co.                         44,400              1,887
* Varian, Inc.                                      55,700              1,887
*(3) FuelCell Energy, Inc.                          27,500              1,885
* Williams Sonoma, Inc.                             94,200              1,884
  Sensient Technologies Corp.                       82,724              1,882
* Learning Tree International, Inc.                 38,000              1,881
* IntraNet Solutions, Inc.                          36,800              1,877
  New York Community
    Bancorp, Inc.                                   50,961              1,873
*(3) Corixa Corp.                                   67,105              1,871
* Actuate Software Corp.                            97,400              1,863
* Immunomedics Inc.                                 86,600              1,862
  Lancaster Colony Corp.                            66,115              1,855
* STERIS Corp.                                     114,716              1,850
* Symyx Technologies                                51,300              1,847
  United Television, Inc.                           15,900              1,844
* Hain Celestial Group, Inc.                        56,700              1,843
*(3) Krispy Kreme Doughnuts, Inc.                   22,200              1,843
* Genencor International Inc.                      102,090              1,838
  Rayonier Inc.                                     46,100              1,835
* DDi Corp.                                         67,300              1,834
* Internap Network
    Services Corp.                                 252,900              1,834
* Kana Communications, Inc.                        159,434              1,833
*(3) Stratos Lightwave, Inc.                       107,377              1,832
* Winstar Communications, Inc.                     156,700              1,831
* Integrated Circut Syetems, Inc.                  110,500              1,830
  Commercial Federal Corp.                          94,097              1,829
  Student Loan Corp.                                33,400              1,818
* Grey Wolf, Inc.                                  309,300              1,817
  Alexander & Baldwin, Inc.                         69,200              1,817
*(3) Silicon Storage Technology, Inc.              153,700              1,816
* Cerus Corp.                                       24,100              1,814
  Westfield America, Inc. REIT                     125,300              1,809
* Intermune Pharmaceuticals                         40,500              1,807
  Dial Corp.                                       164,200              1,806
  BorgWarner, Inc.                                  45,031              1,801
  Public Service Co. of
    New Mexico                                      67,020              1,797
* UnitedGlobalCom Inc. Class A                     131,878              1,797
* Education Management Corp.                        49,900              1,784
* Impath, Inc.                                      26,800              1,782
* Furniture Brands
    International Inc.                              84,600              1,782
* Forrester Research, Inc.                          35,500              1,777
* Mediacom Communications
    Corp.                                          103,300              1,775
  Aptargroup Inc.                                   60,300              1,771
* SurModics, Inc.                                   48,100              1,771
  CBRL Group, Inc.                                  97,233              1,768
  Charles E. Smith Residential
    Realty, Inc. REIT                               37,600              1,767
  Ruby Tuesday, Inc.                               115,648              1,764
  Black Hills Corp.                                 39,400              1,763
  CenterPoint Properties
    Corp. REIT                                      37,300              1,762
* Security Capital Group Inc.
    REIT Class B                                    87,700              1,759
* Hearst-Argyle Television Inc.                     86,035              1,758
  Pittston Brink's Group                            88,251              1,754
  Doral Financial Corp.                             72,500              1,754
* Edwards Lifesciences Corp.                        98,600              1,750
* American Freightways                              62,600              1,749
  Essex Property Trust, Inc. REIT                   31,900              1,747
* Evergreen Resources, Inc.                         45,200              1,746
* Zale Corp.                                        59,900              1,741
* Avis Group Holdings, Inc.                         53,400              1,739

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
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                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
Invacare Corp.                                      50,743          $   1,738
* Scotts Co.                                        47,000              1,736
* Key Energy Services, Inc.                        166,300              1,736
  Independence Community
    Bank Corp.                                     108,900              1,736
* MIPS Technologies, Inc. Class B                   68,033              1,734
  CTS Corp.                                         47,579              1,734
* BOK Financial Corp.                               81,444              1,731
  Pennzoil-Quaker State Co.                        134,355              1,730
(3) USG Corp.                                       76,800              1,728
  Corn Products International, Inc.                 59,400              1,726
*(3) Red Hat, Inc.                                 274,700              1,717
* Aspen Technologies, Inc.                          51,500              1,712
* Vitria Technology, Inc.                          220,900              1,712
  Roper Industries Inc.                             51,700              1,709
  Brown & Brown, Inc.                               48,800              1,708
* Mercury Computer Systems, Inc.                    36,600              1,700
  Harsco Corp.                                      68,832              1,699
  Pier 1 Imports Inc.                              164,708              1,699
* Boston Communications
    Group, Inc.                                     60,900              1,698
* Mid Atlantic Medical
    Services, Inc.                                  85,500              1,694
* Veeco Instruments, Inc.                           42,200              1,693
* Pure Resources, Inc.                              83,400              1,689
* Barra, Inc.                                       35,800              1,687
* National Processing, Inc.                         98,900              1,681
* Speedway Motorsports, Inc.                        70,000              1,680
  Olin Corp.                                        75,900              1,679
  IDEX Corp.                                        50,600              1,676
  Prentiss Properties Trust REIT                    62,200              1,676
* Ultratech Stepper, Inc.                           64,700              1,674
* NeoPharm, Inc.                                    44,200              1,674
* Veritas DGC Inc.                                  51,800              1,673
* Silicon Valley Group, Inc.                        58,100              1,670
  HRPT Properties Trust REIT                       220,700              1,669
* Insituform Technologies Class A                   41,800              1,667
  WPS Resources Corp.                               45,100              1,660
  Park National Corp.                               18,500              1,659
* MRV Communications Inc.                          123,988              1,658
* Footstar Inc.                                     33,500              1,658
* Inverness Medical
    Technology, Inc.                                42,500              1,655
* HNC Software, Inc.                                55,700              1,654
  Avista Corp.                                      80,600              1,652
* Cognex Corp.                                      74,450              1,647
  Universal Corp.                                   47,000              1,645
  Energen Corp.                                     51,100              1,645
* Mastec Inc.                                       82,074              1,641
* Michaels Stores, Inc.                             61,900              1,640
  La-Z-Boy Inc.                                    103,400              1,629
* Great Plains Software, Inc.                       34,600              1,628
* The Gymboree Corp.                               117,260              1,627
* Intersil Holding Corp.                            70,800              1,624
* United Rentals, Inc.                             120,752              1,623
* Digital Lightwave, Inc.                           51,150              1,621
  Trinity Industries, Inc.                          64,700              1,618
  AK Steel Corp.                                   184,832              1,617
* FileNet Corp.                                     59,219              1,614
  Polaris Industries, Inc.                          40,550              1,612
* Price Communications Corp.                        95,600              1,607
* CIMA Labs Inc.                                    24,700              1,607
  Penton Media, Inc. Class A                        59,516              1,599
  Atmos Energy Corp.                                65,576              1,598
* Loral Space & Communications                     501,000              1,597
  Commerce Group, Inc.                              58,700              1,595
* 99 Cents Only Stores                              58,270              1,595
*(3) Stanford Microdevices, Inc.                    44,300              1,595
*(3) Next Level Communications, Inc.               140,200              1,595
  Arch Coal, Inc.                                  112,900              1,595
* Azurix Corp.                                     193,400              1,583
  Dole Food Co.                                     96,500              1,580
  Selective Insurance Group                         65,100              1,579
* Alliant Techsystems, Inc.                         23,650              1,579
  Florida East Coast Industries,
    Inc. Class A                                    44,000              1,579
* Monsanto Co.                                      58,300              1,578
  Cabot Oil & Gas Corp. Class A                     50,564              1,577
  Claire's Stores, Inc.                             87,700              1,573
* Oakley, Inc.                                     116,400              1,571
* Eclipsys Corp.                                    64,100              1,570
* ADVO, Inc.                                        35,375              1,570
* DuPont Photomasks, Inc.                           29,700              1,569
* Storage Technology Corp.                         174,182              1,568
* Black Box Corp.                                   32,400              1,565
* Borders Group, Inc.                              133,800              1,564
*(3) Blue Martini Software, Inc.                   117,992              1,563
* Iomega Corp.                                     463,100              1,561
* SEACOR SMIT Inc.                                  29,650              1,560
  Bandag, Inc.                                      38,462              1,560
* Lone Star Technologies, Inc.                      40,500              1,559
* Perot Systems Corp.                              169,500              1,557
*(3) Luminent, Inc.                                258,700              1,556
  Brady Corp. Class A                               46,000              1,555
* CEC Entertainment Inc.                            45,561              1,555
* Titan Pharmaceuticals, Inc.                       43,900              1,553
  Dreyer's Grand Ice Cream, Inc.                    48,000              1,548
* Station Casinos, Inc.                            103,500              1,546
  MeriStar Hospitality Corp. REIT                   78,431              1,544
* Dendrite International, Inc.                      69,000              1,544
* Cox Radio, Inc.                                   68,400              1,543
* 7-Eleven, Inc.                                   175,800              1,538
* Swift Energy Co.                                  40,879              1,538
* Atwood Oceanics, Inc.                             35,100              1,538
  UniSource Energy Corp.                            81,700              1,537
  LandAmerica Financial
    Group, Inc.                                     37,950              1,535
* Mueller Industries Inc.                           57,232              1,535

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
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                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
* NRG Energy, Inc.                                  55,100          $   1,532
  First Citizens BancShares
    Class A                                         18,900              1,526
  Graco, Inc.                                       36,665              1,517
* Genuity Inc.                                     299,632              1,517
* Syncor International Corp.                        41,700              1,517
  Baldor Electric Co.                               71,706              1,515
  Federal Signal Corp.                              76,737              1,506
* MAXIMUS, Inc.                                     43,094              1,506
* Objective Systems
    Integrators, Inc.                               85,400              1,505
  United Bankshares, Inc.                           70,800              1,505
  Kennametal, Inc.                                  51,555              1,502
  RPM Inc. (Ohio)                                  175,280              1,501
* Selectica, Inc.                                   61,900              1,497
* Scios, Inc.                                       67,268              1,497
* Charles River Laboratories, Inc.                  54,600              1,495
* The Titan Corp.                                   91,951              1,494
* Transkaryotic Therapies, Inc.                     40,900              1,490
* Coherent, Inc.                                    45,846              1,490
* Trimeris, Inc.                                    27,100              1,487
  Sterling Bancshares, Inc.                         75,100              1,483
  Chateau Communities, Inc. REIT                    48,712              1,483
* Constellation Brands, Inc.
    Class A                                         25,200              1,481
* Atlantic Coast Airlines
    Holdings Inc.                                   36,200              1,480
* Perrigo Co.                                      178,500              1,478
  Church & Dwight, Inc.                             66,400              1,477
* Beverly Enterprises, Inc.                        179,900              1,473
* First Federal Financial Corp.                     45,550              1,472
  Patina Oil & Gas Corp.                            61,168              1,468
  Casey's General Stores                            98,200              1,467
* Cal Dive International, Inc.                      55,000              1,464
  Storage USA, Inc. REIT                            46,100              1,464
  Horace Mann Educators Corp.                       68,400              1,462
  Trenwick Group Ltd                                58,923              1,462
* SonicWALL, Inc.                                   89,900              1,461
  Healthcare Realty Trust Inc. REIT                 68,600              1,458
* Accredo Health, Inc.                              29,000              1,455
* Photronics Labs Inc.                              62,096              1,455
* Trimble Navigation Ltd.                           60,600              1,454
  Kelly Services, Inc. Class A                      61,537              1,454
  Washington REIT                                   61,500              1,453
* Stericycle, Inc.                                  38,100              1,453
* XTRA Corp.                                        30,200              1,450
* CommScope, Inc.                                   87,400              1,448
  New Jersey Resources Corp.                        33,300              1,440
* Rent-A-Center, Inc.                               41,700              1,439
  Media General, Inc. Class A                       39,500              1,438
  Ametek Aerospace Products Inc.                    55,300              1,434
  AmerUs Group Co.                                  44,300              1,434
* Argosy Gaming Co.                                 74,700              1,433
  Ryland Group, Inc.                                35,100              1,430
  Arrow International, Inc.                         37,900              1,428
* Noven Pharmaceuticals, Inc.                       38,200              1,428
* Del Webb Corp.                                    48,800              1,427
* Kenneth Cole Productions, Inc.                    35,400              1,425
* Informix Corp.                                   479,754              1,424
*(3) CompuCredit Corp.                              78,500              1,423
* Active Power, Inc.                                64,801              1,422
* American Management
    Systems, Inc.                                   71,725              1,421
  Burlington Coat Factory
    Warehouse Corp.                                 74,900              1,418
*(3) Duane Reade Inc.                               46,400              1,418
* Bally Total Fitness Holding Corp.                 41,796              1,416
  Harleysville Group, Inc.                          48,400              1,416
* United Stationers, Inc.                           58,888              1,413
  Jefferies Group, Inc.                             45,200              1,413
* Adtran, Inc.                                      66,400              1,411
  Michael Foods Group, Inc.                         46,755              1,408
  Superior Industries
    International, Inc.                             44,619              1,408
* Anixter International Inc.                        65,000              1,406
  S & T Bancorp, Inc.                               65,000              1,406
  Lincoln Electric Holdings                         71,552              1,404
* Pixelworks, Inc.                                  62,700              1,403
* ImmunoGen, Inc.                                   65,400              1,402
  Nordson Corp.                                     54,980              1,402
* Axcelis Technologies, Inc.                       157,802              1,400
  Methode Electronics, Inc.
    Class A                                         60,900              1,397
* Pacific Sunwear of California                     54,469              1,396
* Waste Connections, Inc.                           42,200              1,395
* Entrust Technologies, Inc.                       107,300              1,395
* Ingram Micro, Inc.                               123,800              1,393
* Heidrick & Struggles
    International, Inc.                             33,100              1,392
  Colonial Properties Trust REIT                    53,300              1,389
  Sun Communities, Inc. REIT                        41,400              1,387
  Morgan Keegan, Inc.                               52,300              1,386
* Heartland Express, Inc.                           60,700              1,385
  Applebee's International, Inc.                    44,018              1,384
  Rollins, Inc.                                     68,900              1,382
* Respironics, Inc.                                 48,500              1,382
  MAF Bancorp, Inc.                                 48,571              1,381
  Chittenden Corp.                                  45,553              1,381
* Rehabcare Corp.                                   26,800              1,377
* Littelfuse, Inc.                                  48,000              1,374
  Whitney Holdings                                  37,800              1,373
  ArvinMeritor, Inc.                               120,650              1,372
* Basin Exploration Inc.                            53,798              1,372
* Career Education Corp.                            35,000              1,369
* Allen Telecom Inc.                                76,340              1,369
  Delta & Pine Land Co.                             65,376              1,369
* Haemonetics Corp.                                 44,300              1,368
* Verity, Inc.                                      56,700              1,364


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
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                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
* Flowserve Corp.                                   63,794          $   1,364
* Click Commerce, Inc.                              65,300              1,363
* Cubist Pharmaceuticals, Inc.                      47,000              1,363
* Maxygen                                           55,617              1,363
  G & K Services, Inc.                              48,425              1,362
  Enhance Financial Services
    Group, Inc.                                     88,100              1,360
  Werner Enterprises, Inc.                          79,975              1,360
  Liberty Corp.                                     33,400              1,359
*(3) Williams Communications
    Group, Inc.                                    115,600              1,358
* Korn/Ferry International                          63,900              1,358
* Esterline Technologies Corp.                      51,710              1,357
  USFreightways Corp.                               45,100              1,357
* Forward Air Corp.                                 36,300              1,354
  Community First Bankshares                        71,616              1,352
  Ferro Corp.                                       58,762              1,352
* Key3Media Group, Inc.                            110,800              1,350
* Dal-Tile International Inc.                       94,900              1,346
* Young Broadcasting Inc.                           40,200              1,346
* Dionex Corp.                                      39,000              1,346
* SafeNet, Inc.                                     28,600              1,344
  Morrison Management
    Specialists, Inc.                               38,465              1,343
  Primex Technologies, Inc.                         42,120              1,343
* NCO Group, Inc.                                   44,200              1,343
  Great American Financial
    Resources, Inc.                                 70,178              1,342
  First Financial Bancorp                           78,938              1,342
* Alaska Air Group, Inc.                            45,000              1,339
* Safeguard Scientifics, Inc.                      202,000              1,338
* Serologicals Corp.                                88,800              1,338
  GBC Bancorp                                       34,800              1,335
* Corinthian Colleges, Inc.                         35,200              1,335
* Lexicon Genetics Inc.                             80,300              1,335
* Cell Genesys, Inc.                                58,500              1,335
* IHOP Corp.                                        61,500              1,334
*(3) Efficient Networks, Inc.                       99,700              1,333
* Belco Oil & Gas Corp.                            107,200              1,333
  Overseas Shipholding Group Inc.                   58,100              1,333
* R.H. Donnelley Corp.                              54,800              1,332
* Electronics for Imaging, Inc.                     95,500              1,331
  Earthgrains Co.                                   71,900              1,330
  PolyOne Corp.                                    226,375              1,330
  Cabot Industrial Trust REIT                       69,300              1,330
  RPC Inc.                                          91,700              1,330
* Oceaneering International, Inc.                   68,400              1,330
* Superior Energy Services, Inc.                   115,500              1,328
  Massey Energy Company                            104,100              1,327
  Granite Construction Co.                          45,800              1,325
* Delphi Financial Group, Inc.                      34,342              1,322
* Ogden Corp.                                       85,951              1,321
* Cymer, Inc.                                       51,320              1,321
  Diagnostic Products Corp.                         24,177              1,321
* Pennaco Energy, Inc.                              67,200              1,319
  UMB Financial Corp.                               35,258              1,318
* Arkansas Best Corp.                               71,900              1,317
* Input/Output, Inc.                               129,100              1,315
  Datascope Corp.                                   38,400              1,315
* WJ Communications, Inc.                           92,250              1,315
  Irwin Financial Corp.                             61,900              1,312
* Avid Technology, Inc.                             71,800              1,311
* MatrixOne, Inc.                                   71,985              1,309
* The Dress Barn, Inc.                              45,100              1,308
  Belden, Inc.                                      51,500              1,307
  Kilroy Realty Corp. REIT                          45,700              1,305
  LNR Property Corp.                                59,250              1,304
  Arnold Industries, Inc.                           72,400              1,303
* AirTran Holdings, Inc.                           179,700              1,303
  Carpenter Technology Corp.                        37,200              1,302
  Crown Cork & Seal Co., Inc.                      175,000              1,302
* Yellow Corp.                                      63,900              1,301
  Merchants New York
    Bancorporation                                  51,900              1,301
* Cable Design Technologies                         77,308              1,300
  Northwestern Corp.                                56,200              1,300
  Staten Island Bancorp, Inc.                       60,700              1,297
* Varian Semiconductor
    Equipment Associates, Inc.                      54,600              1,297
* WebTrends Corp.                                   44,800              1,296
* Lands' End, Inc.                                  51,600              1,296
*(3) WebEx Communications, Inc.                     61,925              1,293
* ITT Educational Services, Inc.                    58,700              1,291
* Teledyne Technologies, Inc.                       54,500              1,288
* El Paso Electric Co.                              97,366              1,285
  Kaman Corp. Class A                               75,900              1,281
* Electro Scientific Industries, Inc.               45,700              1,280
  Trustco Bank                                     104,719              1,276
  CH Energy Group, Inc.                             28,500              1,275
* Landstar System                                   23,000              1,275
  Kellwood Co.                                      60,300              1,274
* Offshore Logistics, Inc.                          59,100              1,273
* Triarc Cos., Inc. Class A                         52,400              1,271
* Insight Enterprises, Inc.                         70,823              1,270
* Digene Corp.                                      28,400              1,269
  Richmond County Financial Corp.                   48,550              1,268
  Kaydon Corp.                                      50,900              1,266
* CUNO Inc.                                         47,200              1,266
* Rogers Corp.                                      30,800              1,265
*(3) Centillium Communications, Inc.                56,700              1,262
  Interface, Inc.                                  145,100              1,261
  Bob Evans Farms, Inc.                             59,116              1,260
* Neurocrine Biosciences,Inc.                       38,000              1,259
  Federal Realty Investment
    Trust REIT                                      66,200              1,258
* IDEXX Laboratories Corp.                          57,100              1,256
  Brandywine Realty Trust REIT                      60,700              1,256
  Oshkosh Truck Corp.                               28,500              1,254

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                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
* American Italian Pasta Co.                        46,700        $     1,252
  Pultizer, Inc.                                    26,682              1,250
  Mentor Corp.                                      64,038              1,249
* Silicon Graphics, Inc.                           312,100              1,248
* Medical Assurance, Inc.                           74,655              1,246
  R.L.I. Corp.                                      27,850              1,245
  Central Parking Corp.                             62,200              1,244
* Administaff, Inc.                                 45,700              1,243
  Developers Diversified Realty
    Corp. REIT                                      93,300              1,242
* AnnTaylor Stores Corp.                            49,800              1,242
* AXT, Inc.                                         37,500              1,240
* Journal Register Co.                              77,100              1,238
  Cooper Cos., Inc.                                 31,000              1,236
* Wisconsin Central
    Transportation Corp.                            82,000              1,235
  Hooper Holmes, Inc.                              111,600              1,234
  Manitowac Co., Inc.                               42,500              1,233
* Bio-Rad Laboratories, Inc.
    Class A                                         38,747              1,232
* Illuminet Holdings, Inc.                          53,700              1,232
  International Bancshares Corp.                    36,082              1,231
* Maverick Tube Corp.                               54,400              1,231
  Interstate Bakeries Corp.                         87,500              1,230
* Performance Food Group Co.                        24,000              1,230
* WatchGuard Technologies, Inc.                     38,900              1,230
  Shurgard Storage Centers, Inc.
    Class A REIT                                    50,300              1,229
  Ventas, Inc. REIT                                218,265              1,228
  Alfa Corp.                                        66,800              1,227
* FreeMarkets, Inc.                                 64,600              1,227
* K-V Pharmaceutical Co. Class A                    49,025              1,226
  Lance, Inc.                                       96,641              1,223
* Meridian Gold Co.                                177,800              1,222
* Dollar Thrifty Automotive
    Group, Inc.                                     65,060              1,220
* Hollywood Casino Corp.                           131,800              1,219
* Stewart Information
    Services Corp.                                  54,900              1,218
  Glenborough Realty Trust,
    Inc. REIT                                       70,100              1,218
* GTech Holdings Corp.                              59,200              1,217
  Empire District Electric Co.                      46,255              1,217
  AGCO Corp.                                       100,300              1,216
* Newpark Resources, Inc.                          127,100              1,215
* IDX Systems Corp.                                 48,582              1,215
*(3) Eden Bioscience Corp.                          40,534              1,213
* Avant! Corp.                                      66,190              1,212
  Summit Properties, Inc. REIT                      46,600              1,212
* Spherion Corp.                                   107,100              1,212
  UGI Corp. Holding Co.                             47,846              1,211
*(3) Sangamo BioSciences, Inc.                      62,000              1,209
* Kopin Corp.                                      109,100              1,207
* Tesoro Petroleum Corp.                           103,600              1,204
* The Topps Co., Inc.                              131,040              1,204
* Packard BioScience Co.                           103,500              1,203
  International Multifoods Corp.                    59,169              1,202
* Advanced Energy Industries, Inc.                  53,400              1,202
  Minerals Technologies, Inc.                       35,100              1,200
* WFS Financial, Inc.                               64,860              1,200
  Curtiss-Wright Corp.                              25,800              1,200
  Innkeepers USA Trust REIT                        108,300              1,198
* Paxar Corp.                                      117,600              1,198
* Lexent Inc.                                       69,900              1,197
* Information Holdings Inc.                         51,000              1,195
  Standard Pacific Corp.                            51,100              1,194
* Gene Logic Inc.                                   65,000              1,194
  UIL Holdings Corporation                          24,000              1,194
  American Capital Strategies, Ltd.                 47,400              1,194
  Florida Rock Industries, Inc.                     30,500              1,193
* Brooks Automation, Inc.                           42,500              1,193
  Corus Bankshares Inc.                             24,100              1,193
*(3) Philadelphia Consolidated
    Holding Corp.                                   38,600              1,192
* Gaylord Entertainment Co.
    Class A                                         57,057              1,191
  Pacific Capital Bancorp                           42,300              1,190
* Polo Ralph Lauren Corp.                           53,300              1,189
  Presidential Life Corp.                           79,600              1,189
* Bright Horizons Family
    Solutions, Inc.                                 45,480              1,188
* Computer Network
    Technology Corp.                                41,200              1,187
* Choice Hotel International, Inc.                  86,700              1,187
* Unifi, Inc.                                      132,525              1,184
* Vail Resorts Inc.                                 50,500              1,184
  Zenith National Insurance Corp.                   40,260              1,183
*(3) Silicon Laboratories Inc.                      82,200              1,182
  Ohio Casualty Corp.                              117,812              1,178
  Kimball International, Inc.
    Class B                                         81,200              1,177
*(3) Saba Software, Inc.                            74,730              1,177
*(3) Luminex Corp.                                  45,160              1,177
* DiamondCluster
    International, Inc.                             38,535              1,175
  The Standard Register Co.                         82,387              1,174
* Keane, Inc.                                      120,400              1,174
  Texas Regional Bancshares, Inc.                   36,080              1,173
  BancorpSouth, Inc.                                96,200              1,172
  Schweitzer-Mauduit
    International, Inc.                             61,200              1,172
  Baldwin & Lyons, Inc. Class B                     50,400              1,172
* AirGate PCS, Inc.                                 33,000              1,172
* Rudolph Technologies, Inc.                        38,800              1,171
  SL Green Realty Corp. REIT                        41,800              1,170
  The Toro Co.                                      31,900              1,170
* PRI Automation, Inc.                              62,400              1,170
  Grey Global Group Inc.                             1,800              1,170


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                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
* M.S. Carriers, Inc.                               35,700         $    1,169
* SeeBeyond Technology Corp.                       113,700              1,165
  Vital Signs, Inc.                                 36,264              1,165
* Syntroleum Corp.                                  68,500              1,165
* US Oncology, Inc.                                184,232              1,163
* Leap Wireless International, Inc.                 46,500              1,163
* ArthroCare Corp.                                  59,600              1,162
  Wallace Computer Services, Inc.                   68,300              1,161
* HS Resources Inc.                                 27,400              1,161
  Northwest Natural Gas Co.                         43,800              1,161
  Longview Fibre Co.                                85,970              1,161
*(3) Havas Advertising SA ADR                       82,055              1,159
* CacheFlow Inc.                                    67,800              1,157
* SPS Technologies, Inc.                            21,100              1,157
  Southwest Gas Corp.                               52,800              1,155
* ABIOMED, Inc.                                     47,600              1,154
  Keithley Instruments Inc.                         26,800              1,154
  Integra Bank Corp.                                45,100              1,153
  Libbey, Inc.                                      37,900              1,151
  Analogic Corp.                                    25,800              1,150
* Dril-Quip, Inc.                                   33,600              1,149
  West Pharmaceutical
    Services, Inc.                                  46,762              1,149
  Republic Security
    Financial Corp.                                158,541              1,144
  Crawford & Co. Class B                            98,400              1,144
  J. M. Smucker Co.                                 40,900              1,143
* Boca Resorts, Inc. Class A                        79,500              1,143
  BancFirst Corp.                                   28,774              1,142
* Scott Technologies, Inc.                          51,000              1,141
* Pediatrix Medical Group, Inc.                     47,400              1,141
* Owens-Illinois, Inc.                             200,000              1,138
* AremisSoft Corp.                                  26,600              1,135
* Siliconix, Inc.                                   50,400              1,134
* Factory 2-U Stores Inc.                           34,200              1,133
* ProBusiness Services, Inc.                        42,600              1,132
* Westport Resources Corp.                          51,500              1,130
  Phillips-Van Heusen Corp.                         86,893              1,130
  CBL & Associates Properties,
    Inc. REIT                                       44,600              1,129
* MSC Industrial Direct Co.,
    Inc. Class A                                    62,500              1,129
  Phoenix Investment
    Partners Ltd.                                   71,900              1,128
* Guilford Pharmaceuticals, Inc.                    62,600              1,127
* On Assignment, Inc.                               39,500              1,126
  Stewart & Stevenson
    Services, Inc.                                  49,582              1,126
* Exelixis, Inc.                                    76,962              1,126
  EastGroup Properties, Inc. REIT                   50,300              1,125
  Santander BanCorp                                 58,420              1,125
  First Bancorp/Puerto Rico                         47,600              1,125
* Microtune, Inc.                                   67,750              1,122
  AREA Bancshares Corp.                             67,837              1,119
* OTG Software, Inc.                                69,300              1,119
* Somera Communications, Inc.                      128,700              1,118
  Fair Issac & Co.                                  21,900              1,117
  Gables Residential Trust REIT                     39,800              1,114
  Reliance Steel & Aluminum Co.                     45,000              1,114
* PanAmSat Corp.                                    32,100              1,113
* ILEX Oncology, Inc.                               42,300              1,113
* Sylvan Learning Systems, Inc.                     75,000              1,111
  Premier National Bancorp, Inc.                    53,365              1,111
*(3) Plug Power, Inc.                               75,600              1,110
*(3) StorageNetworks, Inc.                          44,750              1,110
* MEMC Electronic Materials, Inc.                  114,600              1,110
* Support.com, Inc.                                 54,795              1,110
* Earthlink, Inc.                                  220,522              1,110
* XOMA Ltd.                                        113,744              1,109
  Argonaut Group, Inc.                              52,719              1,107
* Legato Systems, Inc.                             148,800              1,107
* Aurora Biosciences Corp.                          35,200              1,107
  F & M National Corp.                              42,335              1,106
* Ligand Pharmaceuticals Inc.
    Class B                                         79,000              1,106
  Tredegar Corp.                                    63,400              1,106
  Provident Bankshares Corp.                        52,944              1,105
  Oneida Ltd.                                       59,533              1,105
  Bel Fuse, Inc.-Class B                            32,500              1,105
* Maxtor Corp.                                     197,500              1,105
* Hot Topic, Inc.                                   67,200              1,105
* SkillSoft Corp.                                   58,900              1,104
* WMS Industries, Inc.                              54,850              1,104
* Commonwealth Telephone
    Enterprises, Inc.                               31,500              1,103
* Kent Electronics Corp.                            66,800              1,102
  Roadway Express Inc.                              52,000              1,102
* Emisphere Technologies, Inc.                      44,000              1,100
  Realty Income Corp. REIT                          44,200              1,099
  The Macerich Co. REIT                             57,300              1,099
  Florida East Coast Industries,
    Inc.--Class B                                   32,159              1,099
(3) Vector Group Ltd.                               69,525              1,099
* School Specialty, Inc.                            54,538              1,094
* Virata Corp.                                     100,500              1,093
  Greif Brothers Corp. Class A                      38,200              1,089
  Bedford Property Investors,
    Inc. REIT                                       53,700              1,087
* Enzo Biochem, Inc.                                43,700              1,087
  Barnes Group, Inc.                                54,600              1,085
* Rainbow Technologies, Inc.                        68,600              1,085
  Applied Industrial Technology, Inc.               52,750              1,085
  OceanFirst Financial Corp.                        43,900              1,081
* Terex Corp.                                       66,700              1,080
* Regeneration Technologies, Inc.                   75,750              1,079
* Inspire Pharmaceuticals, Inc.                     41,400              1,079
* Hibbett Sporting Goods, Inc.                      29,900              1,076
* Microtouch Systems, Inc.                          51,501              1,076



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
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                                                                       MARKET
                                                                       VALUE-
                                               SHARES                   (000)
------------------------------------------------------------------------------
* VISIX Inc.                                  103,000               $   1,075
  Koger Equity, Inc. REIT                      69,000                   1,074
* FOSSIL, INC.                                 73,900                   1,070
  Mid-America Apartment
    Communities, Inc. REIT                     47,400                   1,069
* FEI Co.                                      47,000                   1,069
* Fairfield Communities, Inc.                  76,000                   1,069
  Southwestern Energy Co.                     103,000                   1,069
* Activision, Inc.                             70,600                   1,068
* Sinclair Broadcast Group, Inc.              106,400                   1,067
* Cost Plus, Inc.                              36,300                   1,066
* SilverStream Software, Inc.                  51,600                   1,064
* LTX Corp.                                    82,099                   1,063
* Rayovac Corp.                                74,900                   1,063
(3) Southwest Securities Group, Inc.           41,030                   1,062
  First Charter Corp.                          71,173                   1,059
* C-Cube Microsystems Inc.                     85,900                   1,058
* First Republic Bank                          32,000                   1,056
  U.S. Industries, Inc.                       131,990                   1,056
  South Jersey Industries, Inc.                35,484                   1,056
* Quantum Corp.-Hard Disk Drive               131,800                   1,054
* Clayton Williams Energy, Inc.                39,000                   1,053
  Clarcor Inc.                                 50,900                   1,053
* Vical, Inc.                                  56,900                   1,053
* Artesyn Technologies, Inc.                   66,300                   1,053
  Chemed Corp.                                 31,300                   1,052
* Kronos, Inc.                                 33,975                   1,051
  Home Properties of
    New York, Inc. REIT                        37,600                   1,050
* Magnatek                                     80,800                   1,050
* ISIS Pharmaceuticals, Inc.                   98,774                   1,049
  Seacoast Financial
    Services Corp.                             87,370                   1,048
* Ralcorp Holdings, Inc.                       64,000                   1,048
  Town & Country Trust REIT                    54,200                   1,047
*(3) Rite Aid Corp.                           440,400                   1,046
* Genrad, Inc.                                104,211                   1,042
* Covance, Inc.                                96,860                   1,041
* Sonic Corp.                                  44,650                   1,041
  Churchill Downs, Inc.                        34,900                   1,040
  Cato Corp. Class A                           75,600                   1,040
* Genlyte Group, Inc.                          43,700                   1,038
* Saga Systems, Inc.                           90,500                   1,035
* NYFIX, Inc.                                  42,775                   1,035
  Modine Manufacturing Co.                     49,700                   1,031
* TriPath Imaging, Inc.                       117,800                   1,031
  SJW Corp.                                    10,100                   1,030
* Elantec Semiconductor, Inc.                  37,100                   1,030
  Chelsea GCA Realty, Inc. REIT                27,900                   1,029
* PAREXEL International Corp.                  95,100                   1,028
* 1-800 CONTACTS, Inc.                         35,900                   1,028
  Susquehanna Bancshares, Inc.                 62,250                   1,027
  First Federal Capital Corp.                  70,800                   1,027
  Lennox International Inc.                   132,325                   1,026
*(3) The Yankee Candle
    Company, Inc.                              92,700                   1,025
  Amcore Financial                             49,500                   1,024
* The Medicines Co.                            49,950                   1,024
  Northwest Bancorp, Inc.                     112,900                   1,023
* WetSeal, Inc. Class A                        49,700                   1,022
* Cadiz Inc.                                  114,300                   1,022
  Brush Engineered Materials Inc.              50,500                   1,019
* Parker Drilling Co.                         201,200                   1,019
  Holly Corp.                                  54,200                   1,016
*(3) Echelon Corp.                             63,200                   1,015
  Coca-Cola Bottling Co.                       26,800                   1,015
  Texas Industries, Inc.                       33,814                   1,014
* Kansas City Southern
    Industries,Inc.                           100,000                   1,013
* Hutchinson Technology, Inc.                  73,600                   1,012
  A.O. Smith Corp.                             59,250                   1,011
  Banta Corp.                                  39,725                   1,010
  Fleming Cos., Inc.                           85,300                   1,008
  P.H. Glatfelter Co.                          80,800                   1,006
* Coinstar, Inc.                               65,900                   1,005
*(3) Applied Molecular Evolution               58,800                   1,003
* Metro One
    Telecommunications, Inc.                   40,100                   1,003
* Actel Corp.                                  41,400                   1,001
* Chiles Offshore, Inc.                        40,000                   1,000
  Tremont Corp.                                31,309                   1,000
* Sybron Dental Specialties, Inc.              59,233                   1,000
* Callon Petroleum Co.                         59,700                     996
* Ventiv Health, Inc.                          79,133                     994
  Nationwide Health Properties,
    Inc. REIT                                  77,200                     994
  MacDermid, Inc.                              52,300                     994
  Watts Industries Class A                     71,600                     993
  Regis Corp.                                  68,510                     993
* Bell & Howell Co.                            60,200                     993
  Brown Shoe Company, Inc.                     76,206                     991
* Pharmacyclics, Inc.                          28,877                     989
  RFS Hotel Investors, Inc. REIT               75,700                     989
  Alliance Bancorp Inc.                        42,942                     988
  Alexandria Real Estate Equities,
    Inc. REIT                                  26,500                     985
* Nuevo Energy Co.                             56,900                     985
* TD Waterhouse Group, Inc.                    74,300                     984
* Radiant Systems, Inc.                        47,950                     983
* American Superconductor Corp.                34,400                     983
  John H. Harland Co.                          69,500                     982
  Wellman, Inc.                                69,455                     981
  Advanced Marketing Services                  56,450                     981
* EMCOR Group, Inc.                            38,400                     979
* Pre-Paid Legal Services, Inc.                38,400                     979
* Network Associates, Inc.                    233,757                     979
* JNI Corp.                                    43,100                     978
* VerticalNet, Inc.                           146,900                     978




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
------------------------------------------------------------------------------
                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
* DSP Group Inc.                                    46,400          $     977
* InFocus Corp.                                     66,200                976
*(3) Orchid Biosciences                             69,600                974
  United National Bancorp                           50,708                973
* MICROS Systems, Inc.                              53,252                972
* Anchor Gaming                                     24,902                971
  Wabtec Corp.                                      82,600                971
* W-H Energy Services, Inc.                         49,100                967
* Biosite Diagnostics, Inc.                         23,900                966
* Energy Conversion Devices, Inc.                   47,725                966
* CoorsTek, Inc.                                    30,800                966
* Mesaba Holdings, Inc.                             76,900                966
* Crestline Capital Corp.                           37,465                965
* RadiSys Corp.                                     37,250                964
  Capstead Mortage Corp.                            88,500                962
* Trico Marine Services, Inc.                       62,300                962
  Lawson Products, Inc.                             35,350                961
  JDN Realty Corp. REIT                             90,950                961
* Pacificare Health Systems, Inc.                   64,016                960
* Insignia Financial Group, Inc.                    80,766                959
* Credit Acceptance Corp.                          159,700                958
* RCN Corp.                                        151,700                958
* Aztar Corp.                                       73,900                956
* MedQuist, Inc.                                    59,681                955
* Caminus Corp.                                     41,070                955
  Taubman Co. REIT                                  87,200                954
* EXE Technologies, Inc.                            73,136                951
* Intergraph Corp.                                 158,400                950
* DigitalThink, Inc.                                55,700                950
* Trex Co., Inc.                                    37,700                950
* Digex, Inc.                                       42,200                950
*(3) Niku Corp.                                    129,800                949
  Spiegel, Inc. Class A                            220,000                949
  Saul Centers, Inc. REIT                           50,800                946
*(3) XM Satellite Radio Holdings, Inc.              58,900                946
* Sonus Networks, Inc.                              37,450                946
* Imation Corp.                                     60,980                945
* Playtex Products, Inc.                            98,200                945
  Republic Bancorp, Inc.                            87,282                944
* Paxson Communications Corp.                       78,800                941
* Frontline Capital Group                           70,600                939
* Alliance Pharmaceutical Corp.                    108,800                938
* Citizens, Inc.                                   133,969                938
  ChemFirst Inc.                                    42,500                938
  Andover Bancorp, Inc.                             27,175                936
  Regal-Beloit Corp.                                54,800                935
* OmniSky Corp.                                    112,300                933
*(3) Atrix Laboratories, Inc.                       54,634                932
* IDT Corp.                                         45,600                929
  Hancock Holding Co.                               24,285                929
* Alcide Corp.                                      31,700                927
* Chico's Fas, Inc.                                 44,372                926
* bebe stores, inc.                                 43,300                926
  LaSalle Hotel Properties REIT                     60,900                925
* ATMI, Inc.                                        47,400                924
* Power Integrations, Inc.                          80,200                922
* Alexander's, Inc.                                 13,600                921
* HealthPlan Services Corp.                         99,500                920
  Frontier Financial Corp.                          36,700                920
* Prize Energy Corp.                                44,300                919
*(3) Penwest Pharmaceuticals Co.                    70,963                918
  Flushing Financial Corp.                          51,150                918
* PSS World Medical, Inc.                          183,500                918
* Bottomline Technologies, Inc.                     35,700                917
  The Stride Rite Corp.                            131,000                917
*(3) Sunrise Assisted Living, Inc.                  36,600                915
  Pennsylvania REIT                                 47,800                914
  Helix Technology Corp.                            38,600                914
*(3) Direct Focus, Inc.                             27,200                913
* Conmed Corp.                                      53,300                913
* UCAR International, Inc.                          93,500                912
* Kulicke & Soffa Industries, Inc.                  81,000                911
* Keynote Systems Inc.                              64,200                911
* Hexcel Corp.                                     101,700                909
  Pope & Talbot, Inc.                               54,000                908
  Milacron Inc.                                     56,500                908
*(3) The Children's Place Retail
    Stores, Inc.                                    44,800                907
  Quanex Corp.                                      45,000                906
* Sipex Corp.                                       37,800                905
* C-COR Electronics, Inc.                           92,900                903
* Progress Software Corp.                           62,300                899
* Illumina, Inc.                                    55,780                896
  ABM Industries                                    29,200                894
* Priority Healthcare Corp. Class B                 21,900                894
* Remedy Corp.                                      53,863                892
  Oshkosh B Gosh, Inc. Class A                      48,200                892
* McMoRan Exploration Co.                           67,290                892
* Durect Corp.                                      74,200                890
  Spartech Corp.                                    43,300                890
* Vastera, Inc.                                     55,600                890
  Berry Petroleum Class A                           66,500                889
  GenCorp, Inc.                                     92,300                888
* Novavax, Inc.                                    104,100                885
  MDC Holdings, Inc.                                26,800                883
  Riggs National Corp.                              63,300                882
  Elcor Corp.                                       52,250                882
* PriceSmart, Inc.                                  26,800                881
* Papa John's International, Inc.                   39,593                881
* UbiquiTel Inc.                                   160,100                881
* Ryan's Family Steak Houses, Inc.                  93,200                880
* Pharmacopeia, Inc.                                40,300                879
* Numerical Technologies, Inc.                      48,615                878
* Structural Dynamics
    Research Corp.                                  87,555                876
* Cognizant Technology
    Solutions Corp.                                 24,106                875
*(3)  Biopure Corp.                                 43,700                874



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
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                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
* DVI, Inc.                                         51,200          $     874
*(3) Optical Cable Corp.                            96,350                873
* Integrated Silicon Solution, Inc.                 60,700                873
  Sovran Self Storage, Inc. REIT                    43,900                873
  Wolverine World Wide, Inc.                        57,204                872
  NBT Bancorp, Inc.                                 59,626                872
  Omega Financial Corp.                             32,200                869
  AAR Corp.                                         68,800                869
  Rollins Truck Leasing                            108,562                868
* Gartner Group, Inc. Class A                      125,800                868
*(3) Rosetta Inpharmatics,I nc.                     54,160                867
*(3) AstroPower, Inc.                               27,600                866
* Tumbleweed Communications
    Corp.                                           50,588                866
  Engineered Support Systems, Inc.                  39,750                865
* Datastream Systems, Inc.                          88,600                864
* Oak Technology, Inc.                              99,400                864
* Choice One Communications Inc.                    92,700                863
* Endo Pharmaceuticals
    Holdings, Inc.                                 143,500                861
* Thermo Cardiosystems Inc.                         98,150                859
* California Pizza Kitchen, Inc.                    30,400                859
  Westcorp, Inc.                                    57,220                858
* Hotel Reservations
    Network, Inc.                                   30,200                857
* ADE Corp.                                         48,600                857
  Health Care REIT, Inc.                            52,600                855
* Steel Dynamics, Inc.                              77,500                853
* Aphton Corp.                                      47,361                852
* Bluestone Software Inc.                           56,300                852
  IRT Property Co. REIT                            104,800                852
  Tecumseh Products Co. Class A                     20,300                851
* Digital Insight Corp.                             47,130                851
  Universal Health Realty
    Income REIT                                     42,800                851
*(3) American Classic Voyager Co.                   60,700                850
  WSFS Financial Corp.                              66,000                850
  Russ Berrie and Co., Inc.                         40,200                849
  Mid-America Bancorp                               37,326                849
* MCSi, Inc.                                        39,700                849
* Amylin Pharmaceuticals, Inc.                     107,600                847
* SPSS, Inc.                                        38,400                847
* Tollgrade Communications, Inc.                    23,200                847
  Georgia Gulf Corp.                                49,582                846
* Dave & Busters                                    76,860                845
* UICI                                             142,300                845
* Biotechnology General                            119,600                845
*(3) Research Frontiers, Inc.                       48,000                840
* Valuevision International, Inc.
    Class A                                         66,500                840
  Centex Construction
    Products, Inc.                                  30,700                838
* Tower Automotive, Inc.                            93,100                838
  Pioneer Standard Electronics Inc.                 76,125                837
* ANADIGICS, Inc.                                   51,050                836
* Stein Mart, Inc.                                  71,700                834
* Midway Games Inc.                                117,381                833
* Electroglas, Inc.                                 54,300                831
*(3) ParkerVision, Inc.                             22,700                831
* EEX Corp.                                        170,533                831
* Sangstat Medical Corp.                            70,000                831
* Zygo Corp.                                        29,300                829
* Peco II, Inc.                                     32,024                829
  Ruddick Corp.                                     72,400                828
  Park Electrochemical Corp.                        26,950                827
  Bay State Bancorp, Inc.                           29,400                827
* Amerco, Inc.                                      42,100                826
  Deb Shops, Inc.                                   61,200                826
* Alamosa PCS Holdings, Inc.                       103,250                826
  Lindsay Manufacturing Co.                         36,500                826
  Hudson River Bancorp. Inc.                        65,000                825
* Pharmaceutical Resources, Inc.                   118,688                823
* Avatar Holding, Inc.                              38,900                822
* Hyperion Solutions Corp.                          53,185                821
  Manufactured Home
    Communities, Inc. REIT                          28,300                821
  Otter Tail Power Co.                              29,500                819
  Apogee Enterprises, Inc.                         152,100                818
  Pennfed Financial Services, Inc.                  47,900                817
* Novoste Corp.                                     29,700                817
  United Dominion Industries Ltd.                   66,885                815
  Suffolk Bancorp                                   26,400                815
* aaiPharma Inc.                                    80,000                815
* Management Network
    Group Inc.                                      68,600                815
* Checkpoint Systems, Inc.                         109,326                813
* Blount International, Inc.                       105,714                813
* BankUnited Financial Corp.                        95,600                813
* MemberWorks, Inc.                                 38,200                812
* Ribozyme Pharmaceuticals, Inc.                    56,700                812
  Springs Industries Inc. Class A                   25,000                811
* Benchmark Electronics, Inc.                       35,900                810
* Mesa Air Group Inc.                              115,700                810
* Nortek, Inc.                                      34,152                809
* Ditech Communications Corp.                       50,200                806
* Unique Mobility, Inc.                            113,000                805
* Entegris Inc.                                    107,100                802
* Alliance Semiconductor Corp.                      70,850                801
*(3) Sharper Image Corp.                            52,100                801
  F.N.B. Corp.                                      38,130                801
  Penn Engineering &
    Manufacturing Corp.                             22,700                800
* Rural Cellular Corp. Class A                      27,000                800
  New England Business
    Service, Inc.                                   43,800                799
*(3) SCM Microsystems,Inc.                          24,200                799
  CFS Bancorp, Inc.                                 74,700                798




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
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                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
  Mississippi Valley
    Bancshares, Inc.                                27,100          $    796
* Cheap Tickets, Inc.                               81,500               795
* Genzyme Transgenics Corp.                         55,400               793
* Spectrian Corp.                                   48,700               791
  National Presto Industries, Inc.                  25,763               791
* J. Jill Group, Inc.                               51,000               791
* USinternetworking, Inc.                          158,025               790
* Witness Systems, Inc.                             58,500               790
  Lone Star Steakhouse &
   Saloon, Inc.                                     81,963               789
*(3) Millennium Cell Inc.                           76,800               787
* SuperGen, Inc.                                    56,700               787
* PICO Holdings, Inc.                               63,145               785
* Systems & Computer
   Technology Corp.                                 63,700               784
* Acacia Research Corp.                             44,000               784
* Buckeye Technology, Inc.                          55,700               783
  A. Schulman Inc.                                  68,062               783
  J.B. Hunt Transport
   Services, Inc.                                   46,503               782
  Cleveland-Cliffs Iron Co.                         36,200               781
* Therma-Wave Inc.                                  55,700               780
* Telcom Semiconductor, Inc.                        68,500               779
* MGI Pharma, Inc.                                  47,200               779
*(3) Antigenics, Inc.                               70,223               777
* Volt Information Sciences Inc.                    37,400               776
  Commercial Metals Co.                             34,866               776
* Texas Biotechnology Corp.                         90,300               776
  CT Communications, Inc.                           55,100               775
* NetRatings, Inc.                                  52,670               774
  JLG Industries, Inc.                              72,800               774
* Ambassadors International, Inc.                   40,700               773
* ITLA Capital Corp.                                40,400               773
* Centennial Bancorp                                88,103               771
* InterVoice-Brite, Inc.                           106,274               770
  Getty Realty Holding Corp.                        50,932               770
* Too Inc.                                          61,600               770
* Photon Dynamics, Inc.                             34,200               770
* Right Management Consultants                      48,700               767
  Independent Bank Corp.                            61,300               766
* Pericom Semiconductor Corp.                       41,400               766
* Nautica Enterprises, Inc.                         50,237               765
* Aronex Pharmaceuticals, Inc.                     172,400               765
*(3)Collateral Therapeutics, Inc.                   43,200               764
* Mattson Technology, Inc.                          74,000               763
* Frontier Oil Corp.                               111,000               763
* Sequa Corp. Class A                               20,900               760
* Tejon Ranch Co.                                   39,500               760
  First Commonwealth
   Financial Corp.                                  75,800               758
  Airborne, Inc.                                    77,620               757
  CNA Surety Corp.                                  53,100               757
* AVANT Immunotherapeutics, Inc                    109,900               756
  H.B. Fuller Co.                                   19,150               756
* Expedia Inc.                                      78,960               755
* NPC International Class A                         69,800               755
* Waypoint Financial Corp.                          68,575               754
  UNITILI Corp.                                     28,400               753
* Xircom, Inc.                                      48,500               752
* About.Com, Inc.                                   27,900               752
* Orphan Medical, Inc.                              53,200               751
* Saga Communications, Inc.                         50,393               750
* America West Holdings Corp.
   Class B                                          58,500               750
  Community Trust Bancorp Inc.                      50,387               750
*(3) GenesisIntermedia.com, Inc.                    43,600               747
  National Health Investors REIT                   101,200               746
* Catalytica Energy Systems, Inc.                   43,258               746
* Service Corp. International                      426,100               746
* SeaChange International, Inc.                     36,700               745
* Dyax Corp.                                        35,152               745
* Drexler Technology Corp.                          53,911               745
  Standex International Corp.                       36,100               745
  Blockbuster Inc. Class A                          88,900               745
* Alliance Gaming Corp.                             84,328               743
  A.M. Castle & Co.                                 74,125               741
  BostonFed Bancorp, Inc.                           35,500               741
  Frisch's Restaurants, Inc.                        49,334               740
  Psychemedics, Inc.                               143,556               739
  Resource Bancshares
   Mortgage Group, Inc.                            104,400               737
  Hughes Supply, Inc.                               41,061               737
* Neose Technologies, Inc.                          22,300               736
* ONYX Software Corp.                               66,800               735
* Prime Hospitality Corp.                           63,000               732
* Presstek, Inc                                     69,500               730
  E.W. Blanch Holdings, Inc.                        41,800               729
  Coachmen Industries, Inc.                         69,300               728
* LoJack Corp.                                      96,200               728
* Ocular Sciences, Inc.                             62,500               727
* INAMED Corp.                                      35,400               723
*(3) Salton, Inc.                                   34,950               723
*(3) EntreMed, Inc.                                 41,900               723
* Universal Electronics, Inc.                       46,700               721
* Roy F. Weston, Inc.                              160,200               721
* Bone Care International, Inc.                     41,600               720
* Pinnacle Holdings Inc. REIT                       79,300               719
*(3) Geron Corp.                                    46,500               718
* Progenics Pharmaceuticals, Inc.                   41,600               718
* PolyMedica Corp.                                  21,500               718
* PC-Tel, Inc.                                      66,700               717
* Ivex Packaging Corp.                              65,500               716
* The Boyds Collection, Ltd.                        76,900               716
* Natural Microsystems Corp.                        72,500               716
* Aware, Inc.                                       40,300               715
  Wausau-Mosinee Paper Corp.                        70,628               715
* Sunburst Hospitality Corp.                        98,366               713



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
------------------------------------------------------------------------------
                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
  Brookline Bancorp, Inc.                           61,975          $    713
* ViroPharma Inc.                                   49,200               713
* THQ Inc.                                          29,200               712
* Asyst Technologies, Inc.                          52,800               710
* Remec, Inc.                                       73,700               709
* Aspect Communications Corp.                       88,100               709
  Sauer-Danfoss, Inc.                               75,600               709
  NYMAGIC, Inc.                                     37,500               708
* Citadel Communications Corp.                      58,800               706
* Sequenom, Inc.                                    50,350               705
* Jones Lang Lasalle Inc.                           50,800               705
* Identix, Inc.                                     89,700               704
  Granite State Bankshares, Inc.                    35,450               704
* Collins & Aikman Corp.                           168,000               704
* World Wrestling Federation
   Entertainment, Inc.                              43,900               702
  Medford Bancorp, Inc.                             45,302               702
  CPI Corp.                                         35,100               702
* Trans World Entertainment Corp.                   78,300               700
* Civic Bancorp                                     43,733               700
*(3) IGEN International, Inc.                       56,800               699
*(3) Focal Communications Corp.                     99,900               699
  Gerber Scientific, Inc.                           81,400               697
* National Beverage Corp.                           77,440               697
* Del Monte Foods Co.                               96,000               696
*(3) US Physical Therapy, Inc.                      29,300               696
  Russell Corp.                                     45,000               695
* Intuitive Surgical, Inc.                          81,700               694
  Skyline Corp.                                     36,600               693
  Fleetwood Enterprises, Inc.                       66,000               693
* Three-Five Systems, Inc.                          38,350               690
* Clarent Corp.                                     61,000               690
* Osicom Technologies, Inc.                         42,900               689
* Complete Business Solutions, Inc.                 66,644               687
* Spectra-Physics Lasers, Inc.                      27,200               687
* Concord Camera Corp.                              41,600               686
* VA Linux Systems, Inc.                            84,452               686
  Myers Industries, Inc.                            47,264               685
*(3) Handspring, Inc.                               17,600               685
* URS Corp.                                         46,658               685
  Pilgrim's Pride Corp.                             87,500               684
* Kaiser Aluminum &
   Chemical Corp.                                  184,500               680
  HEICO Corp. Class A                               58,422               679
  Associated Estates Realty
   Corp. REIT                                       84,200               679
  Pan Pacific Retail Properties,
   Inc. REIT                                        30,400               678
  Inter-Tel, Inc.                                   88,000               677
  Gold Banc Corp., Inc.                            143,700               674
* Sunglass Hut International, Inc.                 131,374               673
* United Therapeutics Corp.                         45,600               673
  Anchor Bancorp Wisconsin Inc.                     42,000               672
  BB&T Corp.                                        17,988               671
* Radio One, Inc. Class D                           60,600               667
* AVT Corp.                                        134,100               666
*(3) H Power Corp.                                  86,401               664
*(3) Avigen, Inc.                                   32,000               664
* The IT Group, Inc.                               132,708               664
* Alloy Online, Inc.                                86,200               663
  Exide Corp.                                       86,900               663
*(3) Martha Stewart Living
   Omnimedia, Inc.                                  33,000               662
* Gentiva Health Services, Inc.                     49,391               661
* Crown Central Petroleum
   Corp. Class B                                    67,300               660
  W Holding Co., Inc.                               56,700               659
* Jupiter Media Metrix, Inc.                        70,750               659
  The South Financial Group, Inc.                   49,700               659
(3) Advanta Corp. Class A                           74,602               657
* GoTo.com, Inc.                                    89,800               657
* Western Digital Corp.                            268,400               654
* Novatel Wireless, Inc.                            52,800               653
* Modis Professional Services Inc.                 158,100               652
* Wesco International, Inc.                         89,950               652
* World Acceptance Corp.                           118,400               651
* Healthcare Services Group, Inc.                  101,914               650
* Regent Communications, Inc.                      109,400               650
  CIRCOR International, Inc.                        64,950               650
  HEICO Corp.                                       41,529               649
  Ampco-Pittsburgh Corp.                            54,065               649
* Datum Inc.                                        29,300               648
* The Buckle, Inc.                                  36,900               648
  Oriental Financial Group                          48,666               648
* Astec Industries, Inc.                            49,000               646
* International Specialty
   Products, Inc.                                   96,500               645
*(3) Aspect Medical Systems, Inc.                   74,800               645
* ViaSat, Inc                                       49,100               644
* J & J Snack Foods Corp.                           38,300               644
* Maxwell Technologies, Inc.                        43,100               644
  The Ackerley Group, Inc.                          71,500               644
* I-many, Inc.                                      51,700               643
* Intermedia Communications Inc.                    89,400               643
  Central Vermont Public
   Service Corp.                                    52,600               641
* Boyd Gaming Corp.                                186,300               640
* Ocwen Financial Corp.                            100,400               640
* hi/fn, inc.                                       23,267               640
* Ace Cash Express, Inc.                            59,150               640
  L. S. Starrett Co. Class A                        27,200               639
* PETsMART, Inc.                                   222,000               638
*(3) Cytoclonal Pharmaceutics Inc.                  86,500               638
* Mortons Restaurant Group                          30,000               638
* SONICblue Inc.                                   154,532               637
* Secure Computing Corp.                            64,400               636
  The Trust Co. of New Jersey                       50,600               636
  Oregon Trail Financial Corp.                      46,200               635



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
------------------------------------------------------------------------------
                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
  Chesapeake Corp. of Virginia                      30,683          $    631
* BindView Development Corp.                        67,000               630
  FirstSpartan Financial Corp.                      17,200               630
* QRS Corp.                                         49,000               628
  Blair Corp.                                       33,700               628
* Fritz Cos., Inc.                                 103,500               627
  Pacific Crest Capital Inc.                        43,645               627
  Boykin Lodging Co. REIT                           73,800               627
* MKS Instruments, Inc.                             40,400               626
* FirePond, Inc.                                    66,300               626
  Merchants Bancshares, Inc.                        25,800               626
  MOCON, Inc.                                       95,962               624
* Cellegy Pharmaceuticals, Inc.                    105,800               622
  Jefferson Savings Bancorp, Inc.                   41,400               621
* SITEL Corp.                                      215,900               621
* Multex.com Inc.                                   46,800               620
* Getty Petroleum Marketing Inc.                   125,532               620
* Micron Electronics, Inc.                         158,600               620
* Orasure Technologies, Inc                         74,900               618
* Carrier Access Corp.                              68,503               617
* Aclara Biosciences, Inc.                          56,550               615
  BMC Industries, Inc.                             126,104               615
* Pinnacle Systems, Inc.                            83,308               614
  Puerto Rican Cement Co., Inc.                     20,800               614
* MSC.Software Corp.                                78,000               612
  Maine Public Service Co.                          23,200               612
* K2 Inc.                                           76,445               612
* Consolidated Products Inc.                        88,884               611
  Ameron International Corp.                        16,400               611
* APAC Teleservices, Inc.                          165,589               611
* Handleman Co.                                     81,400               611
* Wiser Oil Co.                                    116,000               609
* The TriZetto Group, Inc.                          36,400               607
* FSI International, Inc.                           72,500               607
* Insurance Auto Auctions, Inc.                     50,300               604
  Foster Wheeler Corp.                             114,800               603
(3) Westpoint Stevens, Inc.                         80,414               602
* Continental Materials Corp.                       43,000               602
* Cholestech Corp.                                 100,300               602
*(3) Western Multiplex Corporation                  87,482               601
* Genome Therapeutics Corp.                         86,230               601
* Columbia Laboratories Inc.                       139,100               600
* Advanced Lighting
   Technologies, Inc.                               90,500               600
* Versata, Inc.                                     67,000               599
* Benihana Inc. Class A                             52,600               598
* Trammell Crow Co.                                 44,300               598
* Kensey Nash Corp.                                 59,000               597
  Donnelly Corp.                                    45,212               597
* Packeteer, Inc.                                   48,200               596
* BlackRock, Inc.                                   14,200               596
  HMN Financial, Inc.                               45,600               596
* Tripath Technology Inc.                           41,450               593
* General Semiconductor, Inc.                       94,850               593
* click2learn.com, inc.                             60,700               592
* Hoenig Group, Inc.                                54,300               591
* eSPEED, Inc.                                      37,600               590
* CardioDynamics
   International Corp.                             171,500               590
* Theragenics Corp.                                117,800               589
* American Axle &
   Manufacturing Holdings, Inc.                     74,200               589
  Badger Meter, Inc.                                25,600               589
* Airgas, Inc.                                      86,400               589
* eLoyalty Corp.                                    90,896               588
* NextCard, Inc.                                    73,400               587
  BSB Bancorp, Inc.                                 44,544               587
* Arena Pharmaceuticals, Inc.                       37,848               587
* Genzyme Molecular Oncology                        63,851               587
* BioMarin Pharmaceutical Inc.                      60,500               586
* Albany International Corp.                        43,532               585
* Autotote Corp.                                   198,267               585
* Docent, Inc.                                      66,800               585
  Penford Corp.                                     41,009               584
* Netro Corp.                                       84,100               583
* Hyseq, Inc.                                       40,500               582
* TTM Technologies, Inc.                            41,000               582
* Read Rite Corp.                                  144,169               581
  BHA Group Holdings Inc.                           41,437               580
  Calgon Carbon Corp.                              101,900               580
  Nature's Sunshine Inc.                            85,000               579
* Tricord Systems, Inc.                             69,600               579
* Triangle Pharmaceuticals, Inc.                   117,100               578
(3) Cascade Bancorp                                 42,784               578
* Pathmark Stores, Inc.                             35,000               578
* Pemstar Inc.                                      65,500               577
  Bank of Granite Corp.                             24,700               574
  Sterling Bancorp                                  26,246               574
* IXYS Corp.                                        39,200               573
  R & G Financial Corp. Class B                     40,200               573
*(3) Tristar Corp.                                 113,000               572
*(3) Microvision, Inc.                              32,600               571
  NCH Corp.                                         15,000               570
* Ciphergen Biosystems, Inc.                        43,000               570
* Interact Commerce Corp.                           68,000               570
* Todd Shipyards Corp.                              87,600               569
* CCC Information Services Group                    90,900               568
  The Middleby Corp.                                93,800               567
* Water Pik Technologies, Inc.                      80,900               566
* Miravant Medical Technology                       61,000               566
* @plan.Inc.                                        74,200               566
  Dimon Inc.                                       102,850               566
* Friede Goldman Halter, Inc.                      158,643               565
* CenterSpan
   Communications Corp.                             50,500               565
* Proton Energy Systems, Inc.                       53,800               565
  WesterFed Financial Corp.                         25,853               562
* ACT Teleconferencing, Inc.                        78,900               562

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
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                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
  Metrowest Bank                                    97,638          $    561
* Willis Lease Finance Corp.                        56,000               560
* Advanced Tissue Sciences Inc.                    184,342               559
* Monaco Coach Corp.                                31,575               558
* Cygnus Inc.                                      114,500               558
* Franklin Covey Co.                                74,300               557
  Scope Industries                                  12,500               557
  First Place Financial Corp.                       50,525               556
* Ticketmaster Online-City
   Search, Inc.                                     66,300               555
* Integral Systems, Inc.                            39,600               554
* North American Scientific, Inc.                   38,200               554
* Tweeter Home Entertainment
   Group, Inc.                                      45,400               553
* Interdigital Communications
   Corp.                                           102,300               553
* Interlink Electronics Inc.                        43,450               551
* Artisan Components, Inc.                          74,100               551
  PMC Capital, Inc.                                 68,800               550
  First Bell Bancorp, Inc.                          40,200               550
  Knape & Vogt Manufacturing Co.                    41,868               550
* MCK Communications, Inc.                          65,000               548
  Walter Industries, Inc.                           73,100               548
*(3) BioTime, Inc.                                  72,900               547
*(3) Sonosite, Inc.                                 42,879               547
* Simpson Manufacturing Co.                         10,700               546
* Transaction Systems
   Architects, Inc.                                 47,174               545
* Network Equipment
   Technologies, Inc.                               84,647               545
* Travelocity.com Inc.                              44,900               544
  Flexsteel Industry                                47,300               544
  Klamath First Bancorp                             45,800               544
(3) Ohio Valley Banc Corp.                          21,725               543
* HotJobs.com Ltd.                                  47,400               542
* ITC DeltaCom, Inc.                               100,300               541
* Argonaut Technologies Inc.                        63,500               540
* WebLink Wireless, Inc.                           157,000               540
* CDI Corp.                                         36,800               538
* EMS Technologies, Inc.                            46,114               536
* Metawave Communications
   Corp.                                            58,730               536
  Bairnco Corp.                                     70,200               535
* Harmonic, Inc.                                    94,107               535
*(3) Inrange Technologies Corp.                     31,600               535
* Huttig Building Products, Inc.                   129,626               535
* Donna Karan International Inc.                    59,300               534
  Community Bank System, Inc.                       21,500               532
* Capital Corp. of the West                         44,300               532
  FBL Financial Group, Inc.
   Class A                                          30,356               529
* Meditrust Corp.                                  206,369               529
* Equinix, Inc.                                    120,730               528
* General Binding Corp.                             78,200               528
  The Pep Boys
   (Manny, Moe & Jack)                             145,500               527
* Republic Bancshares, Inc.                         57,000               527
  Arch Chemicals, Inc.                              29,700               527
* Maxxam Inc.                                       34,700               527
* Data Broadcasting Corp.                          150,456               527
(3) S.Y. Bancorp, Inc.                              25,900               524
* Tuesday Morning Corp.                             98,600               524
  First Niagara Financial Group, Inc.               48,300               522
  Independent Bank Corp.                            26,430               522
*(3) Greka Energy Corp.                             38,535               520
  Midwest Grain Products                            59,450               520
  USEC Inc.                                        120,600               520
* Digi International, Inc.                          84,850               520
* Metasolv Software, Inc.                           56,800               518
* Casella Waste Systems, Inc.                       59,584               518
* Concurrent Computer Corp.                         96,300               518
* Pegasus Solutions Inc.                            74,600               518
* Nastech Pharmaceutical Co., Inc.                  73,900               517
  TriCo Bancshares                                  32,300               517
  Simmons First National                            22,900               517
* Highlands Insurance Group                         57,300               516
  Wintrust Financial Corp.                          32,300               515
* Net.B@nk, Inc.                                    78,000               512
* MTI Technology Corp.                             129,800               511
* Large Scale Biology Corp.                         53,700               510
  Bassett Furniture
   Industries, Inc.                                 45,300               510
* Value City Department
   Stores, Inc.                                     96,900               509
  General Cable Corp.                              114,500               508
* Vicorp Restaurants, Inc.                          28,600               508
* Danielson Holdings Corp.                         111,000               506
* Goody's Family Clothing                          112,300               505
*(3) Turnstone Systems, Inc.                        67,900               505
  United Community
   Financial Corp.                                  72,700               504
*(3) Metricom                                       50,100               504
* Predictive Systems, Inc.                          70,400               504
* ESS Technology, Inc.                              98,300               504
* High Plains Corp.                                161,097               503
* Guess ?, Inc.                                     94,700               503
  MutualFirst Financial Inc.                        34,074               503
  F & M Bancorp                                     24,356               502
* Royal Appliance
   Manufacturing Co.                               125,500               502
* CTB International Corp.                           62,900               501
* Viewpoint Corp.                                   91,962               500
* Scient Corp.                                     153,700               500
* Chalone Wine Group Ltd.                           61,000               499
* Wyndham International,
   Inc. Class A                                    285,290               499
*(3) Inforte Corp.                                  36,305               499
  American Woodmark Corp.                           31,600               497

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                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
* The Profit Recovery Group
   International, Inc.                              77,650          $    495
* Syntel, Inc.                                      85,905               494
* Consolidated Freightways Corp.                   117,950               494
  Abington Bancorp Inc.                             44,600               493
  Warren Bancorp, Inc.                              61,600               493
  Met-Pro Corp.                                     47,838               493
* Standard Microsystem                              24,300               492
* Fairchild Corp.                                   89,100               490
* ePlus Inc.                                        43,000               489
* Liberty Satellite & Technology,
   Inc. Class A                                    154,777               489
*(3) MicroStrategy Inc.                             51,400               488
*(3) FPIC Insurance Group, Inc.                     53,100               488
  Yardville National Bancorp                        40,385               487
* Copper Mountain Networks, Inc.                    82,400               487
*(3) Revlon, Inc. Class A                           98,000               486
  First Source Corp.                                26,578               485
* V.I. Technologies, Inc.                           92,300               485
* OneSource Information
   Services, Inc.                                   62,500               484
  Steelcase Inc.                                    34,900               484
* Antec Corp.                                       61,000               482
* Adolor Corp.                                      21,900               482
* Exabyte Corp.                                    139,800               481
  NACCO Industries, Inc. Class A                    11,000               481
* Evans & Sutherland
   Computer Corp.                                   61,997               480
*(3) Cell Pathways, Inc.                           101,100               480
* Intertrust Technologies Corp.                    142,240               480
  First Mutual Bancshares, Inc.                     36,544               480
* NBTY, Inc.                                       100,900               479
  St. Francis Capital Corp.                         36,500               479
  Bowne & Co., Inc.                                 45,300               478
* America Service Group Inc.                        18,400               478
  People's Bancshares, Inc.                         35,100               478
* JAKKS Pacific, Inc.                               52,350               478
* Charles River Associates Inc.                     46,300               477
* Digitas Inc.                                      94,155               477
* Connetics Corp.                                  103,900               474
* Broadbase Software Inc.                           75,800               474
  Sanderson Farms, Inc.                             63,150               474
* Concord Communications, Inc.                      54,100               473
* o2wireless Solutions, Inc.                        50,800               473
* BTG Inc.                                          79,400               471
  National City Bancorporation                      28,566               471
  Amcast Industrial Corp.                           47,400               471
* Nu Horizons Electronics Corp.                     52,650               471
* Convera Corp.                                     26,500               470
* American Dental Partners, Inc.                    62,700               470
* NetCreations, Inc.                                68,700               470
* Brio Technology, Inc.                            111,400               470
* Ciber, Inc.                                       96,000               468
  Virco Manufacturing Corp.                         47,984               468
* LightPath Technologies, Inc.                      33,700               468
* TBC Corp.                                        102,375               467
* S1 Corp.                                          88,895               467
  Bush Industries, Inc.                             40,010               465
* Valence Technology                                49,900               465
*(3) Viatel, Inc.                                  124,790               464
  Central Bancorp, Inc.                             27,700               464
* OPNET Technologies, Inc.                          30,800               464
  World Fuel Services Corp.                         66,213               463
* Central Garden and Pet Co.                        67,300               463
* Websense, Inc.                                    31,700               460
* Silicon Image, Inc.                               84,300               458
  Tecumseh Products Co. Class B                     11,900               458
  Summit Bancshares, Inc.                           21,100               458
*(3) Sonic Innovations, Inc.                        68,400               457
  Washington Trust Bancorp, Inc.                    32,600               456
* Wit Soundview Group, Inc.                        126,800               456
* Key Tronic Corp.                                 165,400               455
  Guaranty Federal
   Bancshares, Inc.                                 38,700               455
* Zoran Corp.                                       29,300               454
* IntraBiotics Pharmaceuticals, Inc.                47,100               453
* Mapics Inc.                                       90,600               453
* Titanium Metals Corp.                             67,100               453
* BioCryst Pharmaceuticals, Inc.                    68,300               452
  Cash America International Inc.                  103,410               452
* InfoCure Corp.                                   120,638               452
* Cysive, Inc.                                     109,400               451
*(3) 4Kids Entertainment Inc.                       50,400               450
*(3) i3 Mobile, Inc.                               112,450               450
  PVF Capital Corp.                                 47,262               449
  Communications Systems, Inc.                      50,900               449
* 3 Demensional Pharmaceuticals                     30,281               449
* Rimage Corp.                                      52,000               449
* Applied Microsystems Corp.                       101,000               448
* Meade Instruments Corp.                           68,200               448
* COMARCO, Inc.                                     33,150               448
* Terayon Communications
   Systems, Inc.                                   110,100               447
  Aceto Corp.                                       49,662               447
* Project Software &
   Development, Inc.                                41,500               445
* Hector Communications Corp.                       42,150               445
*(3) Biospherics, Inc.                              89,000               445
  Cohu, Inc.                                        31,900               445
* TALK.com, Inc.                                   308,625               444
* Digital Island Inc.                              109,200               444
* Lynx Therapeutics Inc.                            49,225               443
* Thermo Fibertek, Inc.                            128,700               442
* Chase Industries, Inc.                            42,350               442
* Genzyme Corp.-Genzyme
   Biosurgery                                       50,793               441
*(3)Mpower Communications Corp.                     86,100               441
* ITXC Corp.                                        63,400               440

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                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
*(3) ACT Manufacturing, Inc.                        27,900          $    439
* Nanogen, Inc.                                     48,500               437
  Midas Inc.                                        36,533               436
* PC Connection, Inc.                               42,000               436
  Great Atlantic & Pacific Tea
   Co., Inc.                                        62,200               435
  Landry's Seafood
   Restaurants, Inc.                                43,600               433
* Variagenics, Inc.                                 36,500               433
* PLX Technology, Inc.                              51,900               431
  Intermet Corp.                                   118,100               428
* ARIAD Pharmaceuticals, Inc.                       90,000               428
* Information Resources, Inc.                      129,034               427
* Resonate Inc.                                     44,980               427
* Capital Crossing Bank                             38,400               427
* Tanning Technology Corp.                         115,800               427
* IMRglobal Corp.                                   79,400               427
* Brightpoint, Inc.                                121,600               426
*(3) XETA Technologies Inc.                         42,500               425
* Koala Corp.                                       49,900               424
* iManage, Inc.                                     92,900               424
  Konover Property Trust, Inc. REIT                 96,600               423
* Kendle International Inc.                         42,500               422
* BWC Financial Corp.                               21,010               422
* Wink Communications, Inc.                         70,200               421
* Orthologic Corp.                                 146,400               421
* A.S.V., Inc.                                      52,600               421
* Sierra Health Services                           110,703               421
* Florida Banks, Inc.                               79,000               420
* Allscripts, Inc.                                  44,900               420
*(3) Covad Communications
   Group, Inc.                                     253,050               419
* OfficeMax, Inc.                                  145,700               419
* Labor Ready, Inc.                                126,350               419
* Image Entertainment, Inc.                        128,300               417
* Universal Display Corp.                           58,000               417
*(3) Procom Technology, Inc.                        32,000               415
  Wabash National Corp.                             48,100               415
* Sola International Inc.                          100,400               414
  Carolina Southern Bank                            18,555               414
* National R. V. Holdings, Inc.                     35,773               414
  Caraustar Industries, Inc.                        44,000               413
* Evercel, Inc.                                     45,164               412
  Vesta Insurance Group, Inc.                       80,300               412
  Hugoton Royalty Trust                             27,200               411
* Globecomm Systems, Inc.                           55,300               408
* EPIQ Systems, Inc.                                23,800               408
* Bell Microproducts Inc.                           25,600               406
  Correctional Properties
   Trust REIT                                       42,200               406
* Laser Mortgage
   Management, Inc.                                117,900               405
* Adaptive Broadband Corp.                          66,100               405
  Boston Acoustics, Inc.                            27,000               405
  CPB, Inc.                                         14,500               404
* LabOne, Inc.                                      70,200               404
  California Independent Bancorp                    21,241               404
* Waste Industries, Inc.                            66,750               401
* SignalSoft Corp.                                  40,764               400
* Mayor's Jeweler's, Inc.                          138,600               398
* JWGenesis Financial Corp.                         35,016               398
* Midwest Express Holdings, Inc.                    27,100               398
  Liberty Homes, Inc. Class A                       84,900               398
*(3) WorldPages.com, Inc.                          147,600               397
* Sanchez Computer
   Associates, Inc.                                 48,000               396
* Deltagen, Inc.                                    37,884               395
* Trident Microsystems, Inc.                        87,600               394
* Repligen Corp.                                   116,700               394
* Glenayre Technologies, Inc.                      111,512               394
  Humphrey Hospitality Trust,
   Inc. REIT                                        55,700               393
* Electric Fuel Corp.                               83,800               393
* Hamilton Bancorp, Inc.                            43,600               392
* Boron, LePore & Associates, Inc.                  37,200               391
  TF Financial Corp.                                23,312               390
  Luby's, Inc.                                      64,900               389
* Neon Communications, Inc.                         59,900               389
* Infogrames, Inc.                                  69,800               388
*(3) Oxigene, Inc.                                  66,061               388
* A.T. Cross Co. Class A                            87,400               388
*(3) MP3.com, Inc.                                 107,800               387
* Terra Industries, Inc.                           154,942               387
*(3) Wackenhut Corp.                                28,600               386
* First Consulting Group, Inc.                      81,242               386
* Viant Corp.                                       97,200               386
* Advanced Polymer Systems                         162,100               385
* Cytogen Corp.                                    164,169               385
* Competitive Technologies, Inc.                    60,300               384
* Sykes Enterprises, Inc.                           86,600               384
  Rock-Tenn Co.                                     51,550               383
* Lifeline Systems, Inc.                            30,300               383
* Department 56 Inc.                                33,200               382
  IMCO Recycling, Inc.                              71,700               381
* Berlitz International, Inc.                       47,226               381
  Green Mountain Power Corp.                        30,407               380
* The Pantry, Inc.                                  38,000               380
* Visual Networks, Inc.                            116,900               380
* Merix Corp.                                       28,250               378
* PictureTel Corp.                                 159,000               378
  J. Baker, Inc.                                    83,909               378
* US LEC Corp. Class A                              78,300               377
* Vyyo Inc.                                         61,500               377
* Startek, Inc.                                     24,500               377
* William Lyon Homes, Inc.                          40,100               376
  Angelica Corp.                                    40,100               376
* Per-Se Technologies, Inc.                        107,734               375
* Proxicom, Inc.                                    90,900               375

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
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                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
* BSQUARE Corp.                                     62,400          $    374
* Immersion Corp.                                   49,700               374
* TransMontaigne Inc.                              135,300               372
* Aviall Inc.                                       73,200               371
* Ebenx Inc.                                        54,700               369
* Zamba Corp.                                      135,800               369
  Redwood Empire Bancorp                            18,100               369
* Priceline.com Inc.                               280,700               368
* ResortQuest International, Inc.                   60,100               368
  Kaiser Ventures Inc.                              36,800               368
* P-Com, Inc.                                      120,100               368
  Landmark Bancshare, Inc.                          21,000               368
* Orbital Sciences Corp.                            88,900               367
  Polaroid Corp.                                    63,000               366
*(3) ZixIt Corp.                                    41,750               365
* M&F Worldwide Corp.                               94,100               365
* MarchFirst, Inc.                                 242,986               364
* The Kroll-O'Gara Co.                              60,700               364
* Constellation Brands, Inc.
   Class B                                           6,375               363
* Osteotech, Inc.                                   76,450               363
* Mitcham Industries, Inc.                         101,900               363
*(3) F5 Networks, Inc.                              38,200               363
* Audiovox Corp.                                    40,300               363
* Navigant Consulting, Inc.                         94,890               362
* Workflow Management, Inc.                         52,545               361
  Resource Asset Investment
   Trust REIT                                       29,300               361
* Centra Software, Inc.                             92,350               358
* Tyler Technologies, Inc.                         212,000               358
* CTC Communications
   Group, Inc.                                      77,300               358
* Micronetics Wireless, Inc.                        79,100               356
  U.S.B. Holding Co., Inc.                          28,334               356
* Charming Shoppes, Inc.                            59,300               356
* Playboy Enterprises, Inc. Class B                 35,750               355
* LookSmart, Ltd.                                  145,700               355
*(3) New Focus, Inc.                                10,200               354
* Sunrise Telecom Inc.                              90,600               354
* Sames Corp.                                       32,450               353
* Steinway Musical
   Instruments Inc.                                 19,600               352
* Matria Healthcare, Inc.                           36,519               351
* Ultralife Batteries, Inc.                         63,800               351
  Mississippi Chemical Corp.                       111,155               350
  IKON Office Solutions, Inc.                      140,000               350
* Candela Corp.                                     66,600               350
* Integrated Telecom Express, Inc.                  72,990               349
* Bracknell Corp                                    62,640               348
  Actuant Corp.                                    115,915               348
*(3) Airnet Communications Corp.                    51,490               348
* Interpore International                           88,000               347
* ACTV, Inc.                                        81,400               346
* Network Peripherals, Inc.                         53,600               345
  Polymer Group, Inc.                               63,900               343
* Res-Care, Inc.                                    75,800               341
* New Era of Networks, Inc.                         58,000               341
* inSilicon Corp.                                   55,600               341
* AT&T Latin America Corp.--
   Class A                                         123,700               340
* Startec Global
   Communications Corp.                             87,700               340
* Wave Systems Corp.                                75,400               339
  Fremont General Corp.                            120,374               339
* KFX, Inc.                                        207,750               338
  First of Long Island Corp.                         8,750               337
* Landmark Systems Corp.                           131,100               336
*(3) TiVo Inc.                                      62,200               334
* Foodarama Supermarkets, Inc.                      21,500               333
* Fresh Del Monte Produce Inc.                      75,000               333
* Interleukin Genetics, Inc.                       104,200               332
* ClickAction, Inc.                                 60,200               331
* Applica Inc.                                      67,898               331
* Elite Information Group, Inc.                     73,500               331
* eGain Communications Corp.                       106,882               331
* Franklin Electronic
   Publishers, Inc.                                 71,400               330
* Media 100 Inc.                                   128,589               330
* Modtech Holdings, Inc.                            45,379               329
* Immune Response                                  124,983               328
* Navigant International, Inc.                      40,369               328
* ON Semiconductor Corp.                            62,400               328
*(3) Zonagen, Inc.                                 124,500               327
* Telular Corp.                                     64,525               327
* CorVel Corp.                                       9,400               325
* Champion Enterprises, Inc.                       118,314               325
* Information Management
   Associates, Inc.                                 74,100               324
* Manufacturers' Services Limited                   48,900               324
* ChipPAC, Inc.                                    109,050               324
* PCD, Inc.                                         53,300               323
* Concero, Inc.                                    107,400               322
* ValueClick, Inc.                                  65,200               322
* VIA NET.WORKS, Inc.                               84,050               320
* Meta Group, Inc.                                  49,200               320
* Global Vacation Group, Inc.                       94,700               320
* Matrix Bancorp, Inc.                              44,800               319
* Extended Systems Inc.                             27,300               319
* Motient Corp.                                     79,700               319
* Conductus, Inc.                                   60,600               318
(3) Herbalife International Class B                 42,400               318
* Troy Group, Inc.                                  63,800               317
* Segue Software, Inc.                              70,300               316
* Acmat Corp. Class A                               44,400               316
* Beasley Broadcast Group, Inc.                     38,000               316
* iBasis, Inc.                                      76,000               314
  Omega Healthcare Investors,
   Inc. REIT                                        82,141               313



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
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                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
* The Rottlund Co.                                  56,700          $    312
* Aurora Foods Inc.                                127,800               312
* Extensity, Inc.                                   51,735               311
* Consolidated Graphics, Inc.                       26,000               310
* Diversa Corp.                                     17,200               309
* Interneuron Pharmaceutical, Inc.                 240,700               308
* Jackpot Enterprises, Inc.                         61,627               308
* Metromedia International
   Group, Inc.                                     118,500               308
* Technology Solutions Co.                         144,896               308
* Cohesion Technologies, Inc.                       54,103               308
* Westell Technologies, Inc.                       100,240               307
* Integrated Electrical
   Services, Inc.                                   51,700               307
  SLI, Inc.                                         47,678               307
* UNOVA, Inc.                                       84,300               306
* Latitude Communications, Inc.                     78,700               305
  City Holding Co.                                  53,016               305
  Great Southern Bancorp, Inc.                      19,500               305
* Abaxis, Inc.                                      51,300               305
* Virage Logic Corporation                          20,300               305
* Mail-Well, Inc.                                   70,600               304
* Vivus, Inc.                                      140,900               304
* Optical Communication
   Products, Inc.                                   27,000               304
* Mechanical Technology Inc.                        86,700               303
* Rainbow Rentals, Inc.                             57,800               303
* Bombay Co.                                       156,062               302
  Alabama National
   BanCorporation                                   13,300               301
* E. Gottschalk & Co., Inc.                         72,800               300
* Universal Stainless & Alloy
   Products, Inc.                                   40,700               300
  Delhaize America, Inc. Class B                    16,668               300
  Omnova Solutions Inc.                             50,000               300
* Park-Ohio Holdings Corp.                          61,309               299
* ORATEC Interventions, Inc.                        58,310               299
* Acceptance Insurance Cos. Inc.                    56,600               297
* HA-LO Industries, Inc.                           131,700               296
* Metrologic Instruments, Inc.                      49,300               296
* Key Production Company, Inc.                       8,800               295
  CVB Financial Corp.                               17,350               295
* Mercator Software, Inc.                           54,864               295
* Magellan Health Services, Inc.                    66,200               294
* Horizon Organic Holding Corp.                     66,100               293
* AGENCY.COM Inc.                                   75,660               293
  First Essex Bancorp, Inc.                         14,600               293
* Clarus Corp.                                      41,800               293
* Burlington Industries, Inc.                      166,900               292
* Evolve Software, Inc.                             59,823               292
* net.Genesis Corp.                                 89,195               290
* Digital Generation Systems                       136,195               289
* Enchira Biotechnology Corp.                       52,814               289
* Network Plus Corp.                               115,500               289
* Applied Innovation Inc.                           33,700               289
* Level 8 Systems Inc.                              47,100               287
* Puma Technology, Inc.                             68,700               286
  Computer Task Group, Inc.                         72,508               286
  Commercial Net Lease
   Realty REIT                                      28,000               285
*(3) divine interVentures.inc                      182,370               285
* Seven Seas Petroleum Inc.                        206,700               284
  Progress Financial Corp.                          39,838               284
* Zomax Inc.                                        62,100               283
*(3) Gliatech Inc.                                  69,400               282
* Interlogix, Inc.                                  14,922               282
* Commonwealth Telephone
   Enterprises Class B                               7,400               281
* Gaylord Container Corp.                          280,600               281
* Persistence Software, Inc.                        63,100               280
  Senior Housing Properties
   Trust REIT                                       30,020               280
*(3) EarthWeb Inc.                                  37,900               280
* Universal Compression
   Holdings, Inc.                                    7,400               279
  United Mobile Homes, Inc. REIT                    29,300               278
* Hawthorne Financial Corp.                         19,200               276
* Metro Information Services, Inc.                  47,800               275
* Pac-West Telecom, Inc.                            79,870               275
  Nashua Corp.                                      61,500               273
* Global Imaging Systems, Inc.                      72,800               273
* Gundle/SLT Environmental, Inc.                   131,600               271
* Omega Worldwide, Inc.                            111,315               271
* Pegasystems Inc.                                 117,200               271
  State Financial Services Corp.
   Class A                                          32,100               271
* CoStar Group, Inc.                                11,459               271
  Golden Enterprises Inc.                           75,900               270
* Billing Concepts Corp.                           133,672               267
* Colorado MEDtech, Inc.                            83,700               267
* Q-Med, Inc.                                       52,600               266
*(3) NHancement Technologies Inc.                   53,900               266
* AnswerThink Consulting
   Group, Inc.                                      73,200               265
*(3) Maxim Pharmaceuticals, Inc.                    41,600               265
* Lakes Gaming, Inc.                                28,200               264
* STAR Telecommunications, Inc.                    264,300               264
  Merchants Group, Inc.                             15,100               264
* Success Bancshares, Inc.                          22,000               264
  Apex Mortgage Capital, Inc. REIT                  38,300               264
* Adelphia Business Solutions, Inc.                 61,800               263
* Twinlab Corp.                                    155,500               262
(3) Federal-Mogul Corp.                            113,442               262
* Penn Octane Corp.                                 52,300               262
* Encompass Services Corp.                          51,595               261
*(3)Kellstrom Industries, Inc.                      88,800               261
  Global TeleSystems, Inc.                         319,800               260



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
------------------------------------------------------------------------------
                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
* American Science &
   Engineering, Inc.                                56,100          $    259
* Communication Intelligence
   Corp.                                           251,600               259
* ANC Rental Corp.                                  73,857               259
  Gainsco, Inc.                                     98,261               258
  Penn Engineering &
   Manufacturing Corp. Class A                       8,300               258
* Hayes Lemmerz
   International, Inc.                              38,400               257
  Stewart Enterprises, Inc.
   Class A                                         134,400               256
* Primus Knowledge
   Solutions, Inc.                                  39,300               255
*(3) Superconductor
   Technologies Inc.                                70,400               255
* Be Free, Inc.                                    116,500               255
* SCC Communications Corp.                          59,900               255
* Escalade, Inc.                                    12,605               254
  Pacific Gulf Properties, Inc. REIT                41,400               254
* Artisoft, Inc.                                    69,800               253
  PS Business Parks, Inc. REIT                       9,100               253
  Newmil Bancorp, Inc.                              23,900               252
* SmartDisk Corp.                                   64,900               251
* Zoltek Cos., Inc.                                 77,200               251
* Garden Fresh Restaurant Corp.                     40,500               251
(3) Cavalry Bancorp, Inc.                           23,400               250
  The First Years Inc.                              31,000               250
* Radio Unica Corp.                                 66,400               249
* Razorfish Inc.                                   153,150               249
* Mediware Information
   Systems, Inc.                                    60,300               249
* Vertel Corp.                                     105,991               248
* NZ Corp.                                          82,805               248
* Liberty Digital, Inc.                             48,800               247
*(3) World Access, Inc.                            102,600               247
* U S Liquids Inc.                                 112,700               247
* Primus Telecommunications
   Group, Inc.                                     106,400               246
* Switchboard Inc.                                  82,645               245
*(3) Z-Tel Technologies, Inc.                       47,265               245
  Craftmade International, Inc.                     34,700               245
  Southern Financial Bancorp, Inc.                  19,200               245
* Spanish Broadcasting
   System, Inc.                                     48,800               244
* Komag, Inc.                                      371,524               244
* American Bank Note
   Holographics, Inc.                              186,000               244
* Nobility Homes, Inc.                              42,100               242
* LifeCell Corp.                                   151,400               241
* Tut Systems, Inc.                                 29,200               241
* Zila, Inc.                                       116,800               241
* Friendly Ice Cream Corp.                         116,700               241
*(3) Netcentives Inc.                               63,100               241
* Interliant Inc.                                   75,300               240
* NetManage, Inc.                                  255,657               240
  BEI Technologies, Inc.                            20,600               239
* Washington Group
   International, Inc.                              29,200               239
*(3) Earthshell Corp.                              186,500               239
* Internet.com Corp.                                40,100               238
*(3) Software Spectrum, Inc.                        39,200               238
  Royal Gold, Inc.                                  82,400               237
* Data Systems & Software, Inc.                     56,500               237
* Previo, Inc.                                      69,825               236
* Net4music Inc.                                    75,400               236
* Daleen Technologies, Inc.                         62,800               236
  Heritage Financial Corp.                          23,100               235
* Precision Optics Corp.                            99,000               235
*(3) Litronic Inc.                                  94,000               235
  Timberline Software Corp.                         65,933               235
* Onyx Acceptance Corp.                             81,000               233
* Triton Network Systems, Inc.                      74,504               233
* PTEK Holdings, Inc.                              161,900               233
  Main Street Bancorp, Inc.                         33,182               232
* Curon Medical Inc.                                57,700               232
* OmniVision Technologies, Inc.                     71,100               231
  BNP Residential Properties, Inc.                  30,700               230
  Hancock Fabrics, Inc.                             66,900               230
*(3) The Source Information
   Management Co.                                   61,300               230
  Ethyl Corp.                                      159,904               230
  LSB Bancshares, Inc.                              20,600               229
* CSK Auto Corp.                                    59,138               229
* Versant Corp.                                    100,700               227
* MeriStar Hotels & Resorts,
   Inc. REIT                                        86,200               226
* Network Engines, Inc.                             53,900               226
*(3) Accelerated Networks, Inc.                     81,038               225
*(3) PSINet, Inc.                                  313,149               225
* Allou Health & Beauty, Inc.                       68,900               224
* Price Enterprises, Inc.                           43,668               224
  The Warnaco Group, Inc.
   Class A                                         132,278               223
* Allaire Corp.                                     44,200               222
* Barrett Business Services, Inc.                   62,300               222
* iGATE Capital Corp.                               77,000               221
* Geoworks                                          75,100               221
* Laser Vision Centers, Inc.                       135,700               221
  Second Bancorp, Inc.                              15,200               220
* kforce.com, Inc.                                  71,867               220
* ChromaVision Medical
   Systems, Inc.                                    83,700               220
* Official Payments Corp.                           31,900               219
* VIB Corp.                                         29,107               218
* Digital Impact, Inc.                              93,100               218
* Data Return Corp.                                 58,100               218
* NaviSite, Inc.                                    92,700               217



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
------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
  Ryerson Tull, Inc.                                26,277          $    217
* National Techteam, Inc.                           97,700               217
* Foamex International, Inc.                        40,300               217
* UTStarcom, Inc.                                   13,950               216
  Westbanco Inc.                                     9,200               216
* Mobius Management
   Systems, Inc.                                   101,200               215
* Insmed Incorporated                               61,825               214
*(3) Engage, Inc.                                  285,900               214
* Chordiant Software, Inc.                          71,700               213
* LCA-Vision, Inc.                                 200,237               213
* Cambridge Technology Partners                     80,734               212
* Obie Media Corp.                                  27,410               211
* Gilman & Ciocia, Inc.                             73,200               210
* TCSI Corp.                                       152,829               210
  East Texas Financial
   Services, Inc.                                   24,000               209
  United Wisconsin Services, Inc.                   61,700               208
* McAfee.com Corp.                                  41,500               208
* Blue Rhino Corp.                                  87,300               207
* Crossroads Systems, Inc.                          44,200               207
  Vulcan International Corp.                         6,000               207
*(3) Cyber-Care, Inc.                               97,300               207
* LendingTree, Inc.                                 99,900               206
* Heartport Inc.                                   131,800               206
* Gadzoox Networks, Inc.                            97,800               205
* Terremark Worldwide, Inc.                        272,700               205
* Sizzler International                            136,050               204
* HyperFeed Technologies, Inc.                     130,500               204
  Enesco Group, Inc.                                43,500               204
* Cellstar Corp.                                   141,005               203
* Pentastar Communications Inc.                      9,200               202
* Belmont Bancorp.                                  64,640               202
* Winfield Capital Corp.                            71,800               202
* Applix, Inc.                                      80,579               201
  MFB Corp.                                         12,000               201
  Greater Delaware Valley
   Savings Bank                                     20,100               201
* onlinetradinginc.com                              57,000               200
* Hollywood Media Corp.                             51,300               199
* Rentrak Corp.                                     88,000               198
* Advanced Magnetics, Inc.                          75,300               198
* Braun Consulting, Inc.                            53,100               196
* Stamps.Com Inc.                                   70,400               196
* ShopKo Stores, Inc.                               39,055               195
* SOS Staffing Services, Inc.                      111,500               195
  US Bancorp, Inc.                                  45,700               194
* Epimmune Inc.                                     73,700               193
* StarMedia Network, Inc.                          102,100               193
* Net2Phone, Inc.                                   26,000               192
* Playboy Enterprises Inc. Class A                  22,850               191
  First Bancorp North Carolina                      12,150               191
* Federal Agricultural Mortgage
   Corp. Class A                                    10,400               191
* Hydrill Co.                                       10,800               190
* JLM Industries, Inc.                              91,500               189
  Three Rivers Bancorp, Inc.                        22,850               189
* DAMARK International, Inc.                        31,600               188
* Bluegreen Corp.                                  119,940               187
* Century Business Services, Inc.                  166,300               187
* Perficient, Inc.                                  31,131               187
* Aftermarket Technology Corp.                      85,300               187
* iBEAM Broadcasting Corp.                         175,549               187
  Mystic Financial, Inc.                            13,700               186
* Personnel Group of America, Inc.                 109,896               185
* Com21, Inc.                                       39,500               185
* Accrue Software, Inc.                             73,800               185
* Peregrine Pharmaceuticals, Inc.                  196,600               184
* Alpine Group, Inc.                                84,100               184
* InVision Technologies, Inc.                      127,900               184
*(3) Trans World Airlines                          170,203               184
* MarketWatch.com, Inc.                             60,800               182
* Elastic Networks Inc.                             44,200               182
* ShoLodge, Inc.                                    39,333               182
  Urstadt Biddle Properties REIT                    26,200               182
  Spartan Motors, Inc.                             107,600               182
*(3) AppliedTheory Corp.                            90,700               181
* 1-800-FLOWERS.COM, Inc.                           43,600               180
*(3) eMerge Interactive, Inc.                       49,550               180
* Marimba, Inc.                                     39,600               178
* Rush Enterprises, Inc.                            50,900               178
* Medialink Worldwide, Inc.                         40,600               178
  TransPro Inc.                                     69,110               177
* Lightspan Inc.                                   123,100               177
  American Land Lease, Inc.                         17,914               177
* Loislaw.com, Inc.                                 41,400               176
* Allied Riser
   Communications Corp.                             86,400               176
* Rent-Way, Inc.                                    39,500               175
  TransTechnology Corp.                             54,700               174
* SportsLine.com, Inc.                              32,600               173
* Andrea Radio Corp.                                82,100               172
* Rare Medium Group, Inc.                           90,100               172
* barnesandnoble.com inc.                          130,749               172
* Corio, Inc.                                       83,200               172
  Nitches Inc.                                      30,128               171
* Corrections Corp. of
   America REIT                                    497,841               171
* Infocrossing, Inc.                                27,700               170
* U.S. Energy Corp.                                 82,170               169
  G & L Realty Corp. REIT                           19,171               169
* Comfort Systems USA, Inc.                         79,400               169
  Charter Municipal Mortgage
   Acceptance Co.                                   12,500               168
* Brass Eagle Inc.                                  21,800               166
* BioLase Technology, Inc.                          98,100               166
* WorldGate Communications, Inc.                    43,400               165
* PJ America Inc.                                   29,700               165


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

------------------------------------------------------------------------------
                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
  CKE Restaurants Inc.                              59,774          $    164
* Evoke Inc.                                        93,500               164
* Dynamics Research Corp.                           21,000               163
*(3) TheStreet.com, Inc.                            56,450               162
* QAD Inc.                                         136,300               162
* Globix Corp.                                      58,700               161
  GSB Financial Corp.                                8,700               161
*(3) Teligent, Inc.                                 82,500               160
* Internet Capital Group, Inc.                      48,380               159
  Big Foot Financial Corp.                          13,200               158
* Liquid Audio, Inc.                                61,700               158
* eBT International, Inc.                           76,400               158
* FVC.COM, Inc.                                    157,400               157
* Pinnacle Global Group, Inc.                       36,875               157
* Radio One, Inc.                                   14,650               157
* Trimedyne, Inc.                                  142,600               156
* Docucorp Internationa                            l77,740               155
* Prodigy Communications
   Corp. Class A                                   103,500               155
  Phillips International Realty
   Corp. REIT                                       37,900               154
* Gulfmark Offshore, Inc.                            5,400               153
* Hoover's, Inc.                                    64,200               152
* Santa Cruz Operation, Inc.                       118,900               152
* VISTA Information Solutions, Inc.                178,900               151
* Digital River, Inc.                               63,300               150
  Cohoes Bancorp, Inc.                               7,900               150
* Cumulus Media Inc.                                41,300               150
* Capital Trust Class A                             30,300               150
* E-Z-EM, Inc. Class A                              25,800               148
* Superior Telecom Inc.                             76,416               148
* Delta Apparel, Inc.                               10,990               148
  DeWolfe Companies, Inc.                           17,200               146
*(3) Labtec, Inc.                                   21,600               146
* Lante Corp.                                       92,900               145
  Bowl America, Inc. Class A                        17,745               145
* Superior Consultant
   Holdings Corp.                                   52,600               145
* Rhythms NetConnections Inc.                      128,400               144
  Astro-Med, Inc.                                   41,850               144
* Lifeminders, Inc.                                 41,100               144
*(3) Amplidyne, Inc.                               121,100               144
* e.spire Communications, Inc.                     286,800               143
*(3)Action Performance Cos., Inc.                   59,700               142
* CyberSource Corp.                                 59,400               141
* eXcelon Corp.                                     93,900               141
* Republic First Bancorp, Inc.                      37,530               141
* General DataComm
   Industries, Inc.                                132,300               141
* Hanover Direct, Inc.                             374,676               141
* Echo Bay Mines Ltd.                              374,500               140
* Natrol, Inc.                                      93,100               140
* Semitool, Inc.                                    14,400               140
  W.P. Carey & Co. LLC                               7,700               139
  Harrodsburg First
   Financial Bancorp                                 9,800               139
* Sagent Technology, Inc.                          100,900               139
* Ask Jeeves, Inc.                                  56,900               139
* Hathaway Corp.                                    46,200               139
*(3) Caldera Systems, Inc.                          71,500               139
* Jenny Craig Inc.                                 100,600               138
* Huntco Inc. Class A                              147,400               138
*(3) Mossimo, Inc.                                  84,800               138
* Quicksilver Resources, Inc.                       14,300               138
* SoftNet Systems, Inc.                             75,800               137
* Catalina Lighting, Inc.                           64,600               137
* AtheroGenics, Inc.                                27,400               137
  ABC Bancorp                                       14,600               137
* Wackenhut Corp. Class B                           15,862               137
* NetZero Inc.                                     156,200               137
* Infinity, Inc.                                    22,300               137
* Protection One, Inc.                             155,300               136
  United Guardian, Inc.                             32,800               135
* Netopia, Inc.                                     31,200               135
* Famous Dave's of America, Inc.                    44,700               134
* Industrial Distribution Group, Inc.               69,200               134
  FINOVA Group, Inc.                               142,496               134
* Bio-logic Systems, Corp.                          46,200               133
* Neff Corp.                                       106,100               133
* MedicaLogic/Medscape, Inc.                        57,210               132
* Webvan Group Inc.                                281,706               132
* Universal American
   Financial Corp.                                  33,200               131
* Hawk Corp. Class A                                24,000               131
* TSR, Inc.                                         35,300               130
* ScreamingMedia Inc.                               43,350               130
* Bank Plus Corp.                                   34,100               130
* SAVVIS Communications Corp.                      148,400               130
* Gabelli Asset Management Inc.                      3,900               129
* Ceres Group, Inc.                                 21,500               129
*(3) FiberNet Telecom Group, Inc.                   23,400               129
* Eprise Corp.                                      71,000               129
* Epicor Software Corp.                            157,412               128
* American Software, Inc. Class A                   92,150               127
* Virage, Inc.                                      23,500               126
* OAO Technology Solutions, Inc.                   103,620               126
* Viisage Technology, Inc.                         144,200               126
* Simula, Inc.                                      62,900               126
  Liberte Investors, Inc.                           42,800               126
* C-bridge Internet Solutions, Inc.                 32,108               125
*(3) BUY.COM, Inc.                                 191,100               125
* Ariel Corp.                                      105,600               125
* National Information
   Consortium, Inc.                                 81,800               125
  Pilgrim's Pride Corp. Class A                     23,100               124
* Lydall, Inc.                                      14,200               123
  Peoples BancTrust Co., Inc.                        9,000               123
* Leapnet, Inc.                                    140,185               123



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
------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
* autobytel.com inc.                                48,800          $    122
*(3) Princeton Video Image, Inc.                    92,800               122
  Kentucky First Bancorp, Inc.                      11,600               120
* iXL Enterprises, Inc.                            120,100               120
  Peoples Holding Co.                                6,600               119
* Vicinity Corp.                                    39,500               117
* En Pointe Technologies, Inc.                      37,500               117
* SEEC, Inc.                                        47,900               117
* Organic, Inc.                                    143,250               116
  Commercial Bank of New York                        8,900               116
* Delta Woodside                                    97,900               116
* Gartner Group, Inc. Class B                       18,300               116
* Community Capital Corp.                           21,210               115
* Perini Corp.                                      38,400               115
* Vornado Operating Inc. REIT                       55,529               115
* Datron Systems Inc.                                9,500               114
  Timberland Bancorp, Inc.                           8,600               114
* GRIC Communications, Inc.                         53,300               113
* Samsonite Corp.                                   82,007               113
* Elcom International, Inc.                         81,700               112
* Transworld Healthcare Inc.                       119,445               112
* Glacier Water Services, Inc.                      14,400               112
* Uniroyal Technology Corp.                         17,800               111
* Hollywood Entertainment Corp.                    104,571               111
* Medtox Scientific, Inc.                           17,420               111
* Home Products International Inc.                  63,320               111
* Rainmaker Systems, Inc.                           87,500               109
* Natural Alternatives
   International, Inc.                              49,500               108
* Magnum Hunter Resources Inc.                      10,000               108
* Credit Management
   Solutions, Inc.                                  86,300               108
* Questcor Pharmaceuticals, Inc.                   171,500               107
  National Steel Corp. Class B                      90,100               107
  Horizon Financial Corp.                            9,000               107
  Acadia Realty Trust REIT                          19,000               107
* Paradyne Networks, Inc.                           58,800               107
* MediaBay, Inc.                                    65,500               106
* Preview Systems, Inc.                             34,040               106
* Multiple Zones, Inc.                              88,100               105
* Sequoia Software Corp.                            54,800               104
* CopyTele, Inc.                                   151,000               104
* Virbac Corp.                                      31,310               104
* Crown Media Holdings, Inc.                         5,100               104
* Consumer Portfolio Services, Inc.                 71,600               103
* Astronics Corp.                                    8,500               102
* Craig Corp.                                       35,023               101
  Guilford Mills, Inc.                              61,925               101
* Computer Horizons Corp.                           41,138               100
  Peoples Bancorp of
   North Carolina                                    7,271                98
* Acclaim Entertainment Inc.                       283,100                97
* Fourth Shift Corp.                                77,800                97
* Quintus Corp.                                     64,400                97
*(3) Coeur D'Alene Mines Corp.                     102,500                96
* American Access
   Technologies Inc.                                80,800                96
* Metrocall, Inc.                                  204,600                96
* Clean Harbors Inc.                                53,600                95
* Birmingham Steel Corp.                            95,050                95
  Madison Gas & Electric Co.                         4,200                95
* Engineering Measurements
   Company                                          13,500                95
* HomeBase, Inc.                                    94,300                94
* Keystone Consolidated
   Industries, Inc.                                 68,219                94
* AML Communications, Inc.                          68,000                94
* TRAFFIX, INC.                                     54,000                93
* Aspeon Inc.                                       61,800                93
* Talarian Corp.                                    26,400                92
* Party City Corp.                                  28,800                92
* PeoplePC Inc.                                    122,720                92
* SystemOne Technologies Inc.                       40,500                91
* Loudeye Technologies, Inc.                        76,385                91
* Cypress Bioscience, Inc.                         152,100                90
* Lexar Media, Inc.                                 95,985                90
* Strategic Distribution, Inc.                     205,300                90
* Restoration Hardware, Inc.                        95,800                90
* Graphic Packaging
   International Corp.                              79,600                90
* eCollege.com Inc.                                 21,800                89
* Carrington Labs Inc.                              88,272                88
* The Sports Authority, Inc.                        74,200                88
* Hecla Mining Co.                                 175,800                88
* Net2000 Communications, Inc.                      51,090                88
* Internet Pictures Corp.                           90,438                88
* Chiquita Brands
   International, Inc.                              86,165                86
* Axs-One Inc.                                     125,300                86
*(3) Styleclick, Inc.                               41,700                86
* TenFold Corp.                                     57,300                86
* Columbia Banking System, Inc.                      5,500                86
* Cardinal Financial Corp.                          25,200                85
* I-Link, Inc.                                     108,400                85
* HMG Worldwide Corp.                               55,000                83
*(3) Pliant Systems, Inc.                           71,200                82
* Viador, Inc.                                      62,200                82
  PMR Corp.                                         56,500                81
* Gallery of History, Inc.                          25,900                81
* Intraware, Inc.                                   54,900                81
* eMachines, Inc.                                  214,030                80
  West Coast Bancorp                                 8,184                80
* Raytel Medical Corp.                              98,200                80
* Arch Wireless, Inc.                              127,233                80
* High Speed Access Corp.                           74,500                79
* Budget Group, Inc.                                37,100                79
  First M&F Corp.                                    4,653                79
* Concur Technologies, Inc.                         70,700                78




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
------------------------------------------------------------------------------
                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
* Net Perceptions, Inc.                             37,400          $     78
* Food Technology Service, Inc.                     70,850                77
  Alliance Resource Partners, L.P.                   4,300                77
* Equivest Finance, Inc.                            41,275                77
* Imperial Credit                                  164,674                77
* Caliber Learning Network, Inc.                    82,200                77
  German American Bancorp                            6,290                77
* BayCorp Holdings, Ltd.                            11,600                77
* Be Inc.                                          102,400                77
* InterDent, Inc.                                   61,274                77
* Imperial Sugar Co.                                93,302                76
* Informax, Inc.                                     7,300                76
* Cognitronics Corporation                           8,500                76
* Isignia Systems, Inc.                             15,200                76
* NorthPoint Communications
   Group, Inc.                                     219,400                75
* FairMarket, Inc.                                  50,100                75
* Lantronix, Inc.                                   11,750                75
* Renaissance Worldwide, Inc.                       95,500                75
*(3) Bio-Plexus, Inc.                               91,338                74
* IdeaMall, Inc.                                    65,200                73
* SpeedUs.com, Inc.                                110,500                73
* MessageMedia Inc.                                165,300                72
* Outlook Group Corp.                               12,300                72
* VitalCom Inc.                                     57,300                72
* National Bancshares Corp.
   of Texas                                          5,300                72
*(3) Ventro Corp.                                   71,100                71
* SONUS Pharmaceuticals, Inc.                      112,700                70
* Phoenix International Ltd., Inc.                  55,900                70
* Open Market, Inc.                                 63,600                70
  Franklin Electric, Inc.                            1,000                69
* Applied Graphics
   Technologies, Inc.                               20,280                68
  Owens Corning                                     84,000                68
* Systemax Inc.                                     54,546                68
* Metretek Technologies, Inc.                       68,100                68
* Sunbeam Corp.                                    216,403                68
*(3) Neoforma.com, Inc.                             82,800                67
* V-One Corp.                                      107,400                67
* CAIS Internet, Inc.                               68,600                66
  America First Mortgage
   Investments, Inc. REIT                           13,100                66
* Internet Commerce &
   Communications, Inc.                            172,700                65
  Oregon Steel Mills, Inc.                          59,900                64
*(3) Drugstore.com, Inc.                            70,200                64
* Crescent Operating, Inc. REIT                    101,680                64
* MPW Industrial Services
   Group, Inc.                                      63,200                63
* Telescan, Inc.                                    59,300                63
*(3) Mediaplex, Inc.                                76,602                62
* Cypress Communications, Inc.                      67,700                61
  Wainwright Bank & Trust Co.                        8,300                61
*(3) On2.com Inc.                                  104,600                61
  FNB Financial Services Corp.                       6,000                60
* Central Financial
   Acceptance Corp.                                 22,900                60
* C2, Inc.                                           7,500                60
* Advanced Switching
   Communications, Inc.                             12,300                60
* DSL.Net, Inc.                                    112,800                60
* Marketing Specialists Corp.                      239,400                60
* Ames Department Stores, Inc.                      41,409                60
* Alterra Healthcare Corp.                          59,200                59
  Port Financial Corp.                               3,200                57
* Network Commerce Inc.                             75,200                56
* Peapod, Inc.                                      71,500                56
* Peerless Systems Corp.                            57,500                56
  Redwood Trust, Inc. REIT                           3,100                55
* Telaxis Communications Corp.                      30,150                55
* THCG, Inc.                                        78,400                54
* E-LOAN, Inc.                                     105,200                53
* Lifeway Foods, Inc.                               10,000                53
* Audible, Inc.                                    119,900                52
* Convergent
   Communications, Inc.                             88,300                52
* InsWeb Corp.                                      59,200                52
*(3) HearMe                                         82,100                51
* APTIMUS, INC.                                     68,360                51
  Medallion Financial Corp.                          3,500                51
* 800 Travel Systems, Inc.                          85,600                51
* Breakaway Solutions, Inc.                         58,000                51
* Fresh America Corp.                               44,700                50
* Ohio Art Co.                                      14,800                50
*(3) Netpliance, Inc.                               92,775                49
* Drug Emporium, Inc.                              104,930                49
* MyPoints.com, Inc.                                41,200                49
* USDATA Corp., Inc.                                86,750                49
* Harbor Global Company Ltd.                         9,720                49
  Circle.com                                        85,275                48
* HORIZON Pharmacies, Inc.                          58,800                48
* Calico Commerce Inc.                              49,100                48
* Vlasic Foods International, Inc.                 189,800                47
*(3) Chromatics Color Sciences
   International, Inc.                             116,600                47
* NTN Communications, Inc.                          75,300                47
* EA Engineering Sciences and
   Technology Inc.                                  41,700                47
* Information Architects Corp.                      25,700                47
* AvantGo, Inc.                                      7,300                46
* Emcee Broadcast Products, Inc.                    47,000                46
* ATEC Group, Inc.                                  60,000                45
* SciQuest.com, Inc.                                33,800                44
* Calton, Inc.                                      12,500                44
* Exchange Applications, Inc.                       35,500                43
* VASCO Data Security
   International, Inc.                               8,000                43



                                     ----
                                      44

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
* Prime Retail, Inc. REIT                           91,700         $      43
* IGI, Inc.                                         68,500                43
* Network Access Solutions Corp.                    67,900                42
* Hanger Orthopedic Group, Inc.                     32,100                42
* Advanced Radio Telecom Corp.                      40,700                42
* Tor Minerals International, Inc.                  40,700                42
* Internet America, Inc.                            66,200                41
* Miller Exploration Co.                            26,600                41
* FirstWorld Communications Inc.                    61,800                41
  LTV Corp.                                        117,723                40
* Egghead.com, Inc.                                 67,614                40
* Universal Access, Inc.                             5,000                40
  Ecology and Environment, Inc.                      6,925                40
* Cellular Technical Services                       13,565                38
*(3) SafeScience, Inc.                              32,100                38
* MAI Systems Corp.                                150,575                38
  FNB Corp.                                          3,100                37
* BioSpecifics Technology                           40,800                37
* Profile Technologies, Inc.                        29,500                37
*(3) Luminant Worldwide Corp.                       44,500                36
*(3) WHX Corp.                                      47,564                36
* H.T.E., Inc.                                      39,300                36
* Nematron Corp.                                    63,000                35
*(3) eToys Inc.                                    188,200                35
* Towne Services, Inc.                              28,760                35
* CRIIMI MAE, Inc. REIT                             50,351                35
* Unity Bancorp, Inc.                               17,225                34
  Plains All American Pipeline, L.P.                 1,800                34
* Juno Online Services, Inc.                        52,400                34
  National Penn Bancshares Inc.                      1,700                34
* Avenue A, Inc.                                    18,300                33
* iVillage Inc.                                     30,600                33
* Checkers Drive-In
   Restaurants, Inc.                                 8,700                32
* Hotelworks.com Inc.                               84,800                32
  Herbalife International Class A                    4,100                31
* Avado Brands, Inc.                                53,976                30
  Oakwood Homes Corp.                               48,500                30
* Capital Title Group, Inc.                         32,300                30
  Eastern Virginia
   Bankshares, Inc.                                  2,100                30
* Covalent Group, Inc.                              12,300                30
* The Right Start, Inc.                             23,900                30
* Florsheim Group Inc.                              55,315                29
* Darling International, Inc.                       77,900                29
* Sun Community Bancorp, Ltd.                        3,800                28
* Technisource, Inc.                                18,700                27
* Newcor, Inc.                                      43,880                27
* Allied Devices Corp.                              11,200                27
* MediChem Life Sciences, Inc.                       5,900                27
* Lechters Corp.                                   143,700                27
* Novadigm, Inc.                                     4,200                27
* Netsmart Technologies, Inc.                       14,133                26
* Shoe Pavilion, Inc.                               21,100                26
* Technical Communications Corp.                    14,000                26
* Eagle Food                                        91,800                26
* LeadingSide, Inc.                                 84,200                25
* Advanced Nutraceuticals, Inc.                     44,900                25
* Merisel, Inc.                                    161,310                25
* Autoweb.com, Inc.                                 97,400                24
* Delta Financial Corp.                             77,900                24
* Response Oncology, Inc.                           96,603                24
* Pierre Foods, Inc.                                27,600                24
* Team, Inc.                                         6,400                24
* Bel Fuse, Inc.-Class A                               700                23
* NetObjects Inc.                                   49,200                23
* ZeroPlus.com, Inc.                                66,900                23
* eGames, Inc.                                     121,800                23
* SteelCloud Company                                33,200                23
* Xpedior Inc.                                      80,040                23
* Navarre Corp.                                     20,300                22
* Paul-Son Gaming Corp.                             35,500                22
* Bitstream Inc.                                     8,600                22
* American Coin
   Merchandising, Inc.                               8,800                22
  Weider Nutritional
   International, Inc.                              10,300                22
* Mainspring, Inc.                                   7,000                22
* Webhire, Inc.                                     24,900                22
* Unify Corp.                                       77,274                22
* Ampex Corp. Class A                               57,800                22
* National Research Corp.                            5,400                22
*(3) Audio Visual Services Corp.                    90,900                21
* Aztec Technology Partners, Inc.                   96,968                21
*(3) Global Sports, Inc.                             3,821                21
* Tickets.com, Inc.                                 74,800                21
* I-Link Inc. Series N Pfd.                             75                21
* Monarch Dental Corp.                              41,500                21
* Ursus Telecom Corp.                               55,000                21
  Bandag, Inc. Class A                                 600                20
  PLM International, Inc.                            5,900                20
* InterWorld Corp.                                  39,150                20
*(3) Adams Golf, Inc.                               47,100                19
* Loews Cineplex
   Entertainment Corp.                              83,000                18
* 24/7 Media, Inc.                                  34,100                18
* Oriole Homes Corp. Class B                        19,300                18
* Contour Energy Co.                                14,800                18
* Sento Corporation                                  6,700                18
* BioSphere Medical Inc.                             1,500                18
* Verso Technologies, Inc.                          11,700                18
  First Federal Bancorp, Inc.                        3,300                18
* E-Stamp Corp.                                     93,000                17
* On-Point Technology
   Systems, Inc.                                    11,600                17
  BP Prudhoe Bay Royalty Trust                       1,400                17
* VCampus Corp.                                     20,300                17
* Vizacom Inc.                                      67,092                17

                                     ----

------------------------------------------------------------------------------
                                                                       MARKET
EXTENDED MARKET                                                        VALUE-
INDEX FUND                                          SHARES              (000)
------------------------------------------------------------------------------
* ICH Corp.                                          3,520          $     17
* Alphanet Solutions, Inc.                           9,600                16
* Crown Crafts, Inc.                                56,740                16
* Amresco Inc.                                      11,080                16
* Interstate Hotels Corp. REIT                       9,509                16
* Carmike Cinemas, Inc. Class A                     45,100                16
* Merry Land Properties, Inc. REIT                   2,750                15
  Shoreline Financial Corp.                          1,000                15
* Advantage Marketing
   Systems, Inc.                                     6,600                15
* Metal Management, Inc.                            94,800                15
* The Pathways Group, Inc.                         111,900                15
  Salient 3 Communications
   Class A                                           6,000                14
* Duck Head Apparel Co., Inc.                        9,790                14
  Reader's Digest Assn., Inc.
   Class B                                             400                14
*(3) Women.com Networks, Inc.                       63,600                14
* j2 Global Communications, Inc.                    48,300                14
* Phoenix Technologies LTD.                          1,000                13
* Mail.Com, Inc.                                    18,385                13
  Hubbell Inc. Class A                                 500                13
*(3) Play By Play Toys &
   Novelties, Inc.                                  52,000                13
*(3) Ashford.com, Inc.                              41,100                13
* OMNI Energy Services Corp.                         7,400                12
* Onvia.com, Inc.                                   14,800                12
* U.S. Interactive, Inc.                            43,995                12
* E Com Ventures, Inc.                              23,200                12
* Claimsnet.com Inc.,                                9,600                12
* US SEARCH.com Inc.                                53,300                12
  First Midwest Financial, Inc.                      1,050                12
* Kevco, Inc.                                       21,000                11
* Schick Technologies, Inc.                         40,000                11
* Horizon Group Properties,
   Inc. REIT                                         3,415                11
* Horizon Medical Products, Inc.                    28,200                11
* ImproveNet, Inc.                                  28,000                11
*(3) Creditrust Corp.                               37,300                10
* ICG Communications, Inc.                          79,900                10
* Display Technologies, Inc.                        53,079                10
* Firebrand Financial Group, Inc.                   35,100                10
* GalaGen Inc.                                      39,200                10
* Waterlink, Inc.                                   24,900                10
* Aames Financial Corp.                             15,420                10
* Astronics Corp CL B                                  760                10
  L. S. Starrett Co. Class B                           400                 9
* Analytical Surveys, Inc.                          24,700                 9
  First Southern Bancshares                          1,600                 9
* PerfectData Corp.                                  6,100                 9
* Zengine, Inc.                                      1,324                 9
* Olympic Cascade
   Financial Corporation                             2,900                 9
*(3) Beyond.com Corp.                               57,100                 9
* AMF Bowling, Inc.                                130,401                 9
*(3) Stan Lee Media, Inc.                           70,070                 9
* Hudson Technology, Inc.                            5,600                 9
* BigStar Entertainment, Inc.                       69,900                 9
* Frontier Insurance Group, Inc.                    91,850                 9
* theglobe.com, inc.                                30,600                 9
* iPrint.com, Inc.                                  11,100                 8
* Endo Pharmaceuticals Warrants
   Exp. 3/31/2003                                   31,900                 8
* Barrister Information
   Systems Corp.                                    18,000                 8
* Entrada Networks, Inc.                             4,475                 8
* Peoples Community Bancorp                            500                 8
*(3) Pillowtex Designs                              27,111                 8
* Bizznessonline.com, Inc.                          36,700                 7
* The Plastic Surgery Co.                            3,700                 7
* CPI Aerostructures, Inc.                           2,400                 7
  North Valley Bancorp                                 500                 6
* Cybear Group                                      16,840                 6
* audiohighway.com                                  22,100                 6
* quepasa.com, inc.                                 48,200                 6
* Central European
   Distribution Corp.                                3,000                 6
* Promotions.com, Inc.                              17,300                 6
*(3) Pacific Gateway Exchange, Inc.                180,400                 6
* CD Warehouse, Inc.                                13,800                 6
* Firstwave Technologies, Inc.                       5,000                 5
* Fortune Financial, Inc.                            3,400                 4
* Landec Corp.                                       1,500                 4
* TechSys, Inc.                                      3,500                 4
* Wavo Corp.                                       115,100                 4
* Gradco Systems, Inc.                               4,000                 4
* Ecogen, Inc.                                      32,940                 4
* Quokka Sports, Inc.                                6,800                 4
* ARTISTdirect, Inc.                                 7,500                 4
* Williams Controls, Inc.                            3,700                 3
* Egreetings Network, Inc.                          11,700                 3
* The Knot, Inc.                                     3,500                 3
* Registry Magic, Inc.                               4,900                 3
* Amwest Insurance Group, Inc.                       2,300                 3
* ProcureNet, Inc.                                  21,000                 3
* SMC Corp.                                          1,400                 3
* Heartland Technology, Inc                          2,300                 3
* Santa Barbara Restaurant Group                     2,300                 3
* Donnkenny, Inc.                                    8,650                 3
*(3) PlanetRx.com, Inc.                              8,363                 2
* American Pacific Bank                                880                 2
* Optika Inc.                                        2,900                 2
* Applied Biometrics, Inc.                          11,900                 2
* Musicmaker.com, Inc.                                 700                 2
* The Banc Stock Group, Inc.                         1,000                 2
* CoActive Marketing Group, Inc.                     2,000                 2

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

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
* United Road Services, Inc.                         3,920           $     2
* NEXIQ Technologies, Inc.                           1,500                 2
*(3) Pets.com                                       15,400                 1
*(3) SV, Inc.                                       10,000                 1
* Tejon Ranch Co.
   Rights Exp. 1/16/2001                            39,500                 1
* Starmet Corp.                                      3,200                 1
* Strouds, Inc.                                     69,100                 1
* Morton Industrial Group, Inc.                        900                 1
* Mark Solutions, Inc.                              16,000                 1
* Charles & Colvard Ltd.                               700                 1
* Continucare Corp.                                  3,000                 1
* Reliance Group Holdings                          150,114                 1
* UniCapital Corp.                                 151,200                --
* Dispatch Management
   Services Corp.                                    9,500                --
* PopMail.com, Inc.                                  2,310                --
* American Aircarriers
   Support, Inc.                                    35,500                --
* Allied Products Corp.                             42,101                --
* VelocityHSI, Inc.                                 14,580                --
* Prolong International Corp.                        2,500                --
*(3) L.A. Gear, Inc.                               136,216                --
* American Homestar Corp.                              630                --
* Penncorp Financial Group Inc.                     91,400                --
* AHT Corporation                                   56,500                --
* Streamline.com, Inc.                               4,000                --
* 3Tec Energy Corp.                                    900                --

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $5,500,614)                                                5,207,228
--------------------------------------------------------------------------------


                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS (5.7%)(1)
--------------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.54%, 1/25/2001                            $    5,000              4,980
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.10%, 1/2/2001--Note G                          205,559            205,559
  6.14%, 1/2/2001                                   89,055             89,055

--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $299,594)                                                     299,594
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.4%)
  (COST $5,800,208)                                                 5,506,822
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.4%)
--------------------------------------------------------------------------------
Other Assets--Note B                            $   59,958
Security Lending Collateral Payable to
  Brokers---Note G                                (205,559)
Other Liabilities                                  (85,275)
                                                 ---------
                                                  (230,876)
--------------------------------------------------------------------------------
NET ASSETS (100%)                               $5,275,946
================================================================================

-  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.5% and 4.9%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)Security has been segregated as initial margin for open futures contracts.

(3)All or part of security position is on loan to broker/dealers.

   See Note G in Notes to Financial Statements.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.



                                     ----
                                      47

--------------------------------------------------------------------------------

EXTENDED MARKET                                                          AMOUNT
INDEX FUND                                                                (000)
--------------------------------------------------------------------------------
 AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
 Paid-in Capital--Note E                                             $5,421,874
 Overdistributed Net Investment Income--
  Note E                                                                 (3,872)
 Accumulated Net Realized Gains--Note E                                 150,114
 Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                (293,386)
  Futures Contracts                                                       1,216
--------------------------------------------------------------------------------
 NET ASSETS                                                          $5,275,946
================================================================================

 Investor Shares--Net Assets
 Applicable to 145,823,934 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $3,880,847
--------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $26.61
================================================================================

 Admiral Shares--Net Assets
 Applicable to 16,571,631 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $441,012
--------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $26.61
================================================================================

 Institutional Shares--Net Assets
 Applicable to 35,846,806 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $954,087
--------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                                   $26.62
================================================================================

                                     ----
                                      48


--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE-
MID-CAP INDEX FUND                                  SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.1%)(1)
--------------------------------------------------------------------------------
* Millennium Pharmaceuticals, Inc.                 453,562          $  28,063
* Waters Corp.                                     275,936             23,040
* Concord EFS, Inc.                                460,922             20,251
* IDEC Pharmaceuticals Corp.                       102,008             19,336
  Cintas Corp.                                     359,946             19,144
* Genzyme Corp.                                    202,542             18,215
* Univision Communications Inc.                    440,624             18,037
* DST Systems, Inc.                                266,490             17,854
* Rational Software Corp.                          403,224             15,700
* Cadence Design Systems, Inc.                     524,652             14,427
* Quest Diagnostics, Inc.                           98,608             14,001
  M & T Bank Corp.                                 198,300             13,483
* SunGard Data Systems, Inc.                       283,650             13,367
* IVAX Corp.                                       340,247             13,031
  SEI Corp.                                        113,800             12,746
* Sepracor Inc.                                    157,329             12,606
* Fiserv, Inc.                                     264,029             12,525
  Washington Post Co. Class B                       20,103             12,401
* Noble Drilling Corp.                             282,538             12,273
* BJ Services Co.                                  177,262             12,209
* Electronic Arts Inc.                             282,218             12,030
  Zions Bancorp                                    185,680             11,593
* Atmel Corp.                                      995,054             11,568
  Telephone & Data Systems, Inc.                   125,498             11,295
  Marshall & Ilsley Corp.                          222,071             11,288
* Weatherford International, Inc.                  234,555             11,083
  National Community Bancorp                       438,404             10,850
* Health Management
   Associates Class A                              518,216             10,753
* Global Marine, Inc.                              375,520             10,655
  R.J. Reynolds Tobacco
   Holdings, Inc.                                  216,344             10,547
* BroadWing Inc.                                   461,346             10,524
  ENSCO International, Inc.                        295,724             10,073
* Jabil Circuit, Inc.                              387,553              9,834
* RF Micro Devices, Inc.                           346,300              9,502
  DPL Inc.                                         273,389              9,073
* Vertex Pharmaceuticals, Inc.                     126,000              9,009
  Green Point Financial Corp.                      215,632              8,827
  TECO Energy, Inc.                                268,784              8,702
  North Fork Bancorp, Inc.                         349,467              8,584
  Reader's Digest Assn., Inc.
   Class A                                         219,220              8,577
  Neuberger Berman Inc.                            104,100              8,439
* Express Scripts                                   82,225              8,408
* Gilead Sciences, Inc.                            100,413              8,328
  Allmerica Financial Corp.                        113,402              8,222
* SCI Systems, Inc.                                311,523              8,216
* Jones Apparel Group, Inc.                        254,707              8,198
  A.G. Edwards & Sons, Inc.                        172,630              8,189
  Old Republic International Corp.                 251,493              8,048
* Smith International, Inc.                        107,661              8,027
* Protein Design Labs, Inc.                         92,400              8,027
* Apollo Group, Inc. Class A                       162,434              7,990
  First Tennessee National Corp.                   274,988              7,957
* Powerwave Technologies, Inc.                     134,936              7,894
* Macrovision Corp.                                105,900              7,838
  Family Dollar Stores, Inc.                       365,352              7,832
  TCF Financial Corp.                              171,576              7,646
* Cooper Cameron Corp.                             115,200              7,610
* Litton Industries, Inc.                           96,656              7,606
* Park Place Entertainment                         634,855              7,579
* Integrated Device
   Technology Inc.                                 226,519              7,503
  Northeast Utilities                              306,583              7,435
* International Game Technology                    154,742              7,428
* Acxiom Corp.                                     190,019              7,399
* SPX Corp.                                         67,749              7,330
* TriQuint Semiconductor, Inc.                     167,501              7,318
* American Standard Cos., Inc.                     148,017              7,299
* Oxford Health Plan                               183,932              7,265
  Legg Mason Inc.                                  132,097              7,199
  Everest Re Group, Ltd.                            98,368              7,046
* CheckFree Corp.                                  162,788              6,918
* TranSwitch Corp.                                 176,252              6,896
* Affiliated Computer Services,
   Inc. Class A                                    113,427              6,884
  Hillenbrand Industries, Inc.                     133,393              6,870
* Macromedia, Inc.                                 112,815              6,854
* Health Net Inc.                                  261,354              6,844
  Dime Bancorp, Inc.                               231,513              6,844
  Mylan Laboratories, Inc.                         266,459              6,711
* National-Oilwell, Inc.                           171,400              6,631
  SCANA Corp.                                      223,601              6,610
* Synopsys, Inc.                                   138,512              6,571
  Mercantile Bankshares Corp.                      149,323              6,449
  The PMI Group Inc.                                94,443              6,393
* 3Com Corp.                                       747,374              6,353
* Lincare Holdings, Inc.                           111,190              6,345
* BISYS Group, Inc.                                121,000              6,307
  UtiliCorp United, Inc.                           202,372              6,274
* Trigon Healthcare, Inc.                           80,217              6,242
* Ocean Energy, Inc.                               357,597              6,213
  American Water Works Co., Inc.                   210,101              6,172
  Compass Bancshares Inc.                          258,184              6,164
  Banknorth Group, Inc.                            309,128              6,163
  Manpower Inc.                                    161,663              6,143
* Micrel, Inc.                                     181,905              6,128
  Tyson Foods, Inc.                                480,589              6,128
  Radian Group, Inc.                                80,800              6,065
  IBP, Inc.                                        225,451              6,031
  Bowater Inc.                                     106,911              6,027
* Arrow Electronics, Inc.                          209,648              6,001
* BJ's Wholesale Club, Inc.                        154,660              5,935
* Hispanic Broadcasting Corp.                      232,474              5,928

                                     ----
                                      49

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE-
MID-CAP INDEX FUND                                  SHARES             (000)
--------------------------------------------------------------------------------
* Brinker International, Inc.                      139,802          $   5,907
  Expeditors International of
   Washington, Inc.                                109,700              5,890
  Unitrin, Inc.                                    144,965              5,889
  Potomac Electric Power Co.                       237,793              5,876
  Wisconsin Energy Corp.                           258,276              5,827
  Murphy Oil Corp.                                  96,134              5,810
* MiniMed, Inc.                                    137,722              5,789
  Astoria Financial Corp.                          106,508              5,785
  Ultramar Diamond
   Shamrock Corp.                                  185,626              5,731
  Jack Henry & Associates                           92,000              5,716
* ChoicePoint Inc.                                  86,700              5,684
  C.H. Robinson Worldwide, Inc.                    180,374              5,671
* Dollar Tree Stores, Inc.                         230,415              5,645
* Hanover Compressor Co.                           126,183              5,623
* Devry, Inc.                                      148,789              5,617
* Microchip Technology, Inc.                       254,640              5,586
* AmeriSource Health Corp.                         110,600              5,585
  Whitman Corp.                                    339,856              5,565
  Hormel Foods Corp.                               297,780              5,546
* Cypress Semiconductor Corp.                      280,633              5,525
  Noble Affiliates, Inc.                           119,491              5,497
* Barr Labs Inc.                                    75,300              5,492
  Investors Financial
   Services Corp.                                   63,800              5,487
* L-3 Communications
   Holdings, Inc.                                   71,111              5,476
* Symantec Corp.                                   161,550              5,392
  Alliant Energy Corp.                             168,696              5,377
  Arthur J. Gallagher & Co.                         84,000              5,345
  MCN Energy Group Inc.                            192,583              5,332
  Beckman Coulter, Inc.                            126,916              5,323
* Wind River Systems Inc.                          155,300              5,300
  Tidewater Inc.                                   119,104              5,285
  National Fuel Gas Co.                             83,882              5,279
  McCormick & Co., Inc.                            146,051              5,267
* CSG Systems International, Inc.                  112,137              5,263
* National Instruments Corp.                       108,000              5,245
  ICN Pharmaceuticals, Inc.                        170,015              5,217
* CDW Computer Centers, Inc.                       186,733              5,205
* Polycom, Inc.                                    161,034              5,183
  Questar Corp.                                    171,939              5,169
  The Timber Co.                                   170,966              5,118
  Diebold, Inc.                                    152,658              5,095
  Puget Sound Energy Inc.                          182,864              5,086
* Grant Prideco, Inc.                              231,750              5,084
  GATX Corp.                                       101,849              5,080
  Shaw Industries, Inc.                            264,934              5,017
  FirstMerit Corp.                                 187,297              5,007
* Chris-Craft Industries, Inc.                      74,767              4,972
  Energy East Corp.                                252,023              4,962
* Plantronics, Inc.                                105,100              4,940
* E*TRADE Group, Inc.                              666,480              4,915
  The MONY Group Inc.                               98,500              4,870
  NSTAR                                            113,202              4,854
  Lennar Corp.                                     133,646              4,845
  Valero Energy Corp.                              129,603              4,820
  Herman Miller, Inc.                              167,182              4,806
* First Health Group Corp.                         101,652              4,733
  First Virginia Banks, Inc.                        98,238              4,715
  Montana Power Co.                                225,034              4,669
  Helmerich & Payne, Inc.                          106,165              4,658
* Catalina Marketing Corp.                         118,200              4,602
  Sonoco Products Co.                              212,474              4,595
* Apogent Technologies Inc.                        223,994              4,592
* NVIDIA Corp.                                     139,771              4,580
  Waddell & Reed Financial, Inc.                   121,130              4,558
  Bergen Brunswig Corp. Class A                    287,676              4,554
  True North Communications                        106,900              4,543
  IPALCO Enterprises, Inc.                         187,680              4,540
* AmeriCredit Corp.                                166,300              4,532
  Viad Corp.                                       196,426              4,518
* Westwood One, Inc.                               233,123              4,502
* Dun & Bradstreet Corp.                           173,700              4,494
* ACNielson Corp.                                  123,078              4,462
  Precision Castparts Corp.                        105,716              4,447
* Vishay Intertechnology, Inc.                     293,633              4,441
  Fastenal Co.                                      80,829              4,435
  Protective Life Corp.                            137,472              4,433
  Harris Corp.                                     143,071              4,382
* Varco International, Inc.                        201,104              4,374
* Energizer Holdings Inc.                          203,524              4,350
  Associated Banc-Corp.                            142,186              4,319
  Hibernia Corp. Class A                           337,651              4,305
  DENTSPLY International Inc.                      109,931              4,301
  International Speedway Corp.                     113,182              4,301
  Wilmington Trust Corp.                            69,082              4,287
* Pioneer Natural Resources Co.                    216,181              4,256
  Omnicare, Inc.                                   196,261              4,244
  Avnet, Inc.                                      196,988              4,235
* Outback Steakhouse                               163,351              4,227
* Quantum Corp.-DLT &
   Storage Systems                                 317,199              4,223
* Abercrombie & Fitch Co.                          210,984              4,220
  Martin Marietta Materials, Inc.                   99,609              4,213
* Lattice Semiconductor Corp.                      229,300              4,213
* Sawtek Inc.                                       90,826              4,195
  Leucadia National Corp.                          118,100              4,185
* American Eagle Outfitters, Inc.                   98,306              4,153
* Cor Therapeutics, Inc.                           115,900              4,078
  OGE Energy Corp.                                 166,247              4,063
* SanDisk Corp.                                    143,300              3,977
  City National Corp.                              102,041              3,960
* International Rectifier Corp.                    132,000              3,960
  ALLETE                                           158,979              3,945


                                     ----

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
* Quanta Services, Inc.                            121,983          $   3,926
  Sovereign Bancorp, Inc.                          482,786              3,923
  IDACORP, Inc.                                     79,914              3,921
  Newport News
   Shipbuilding Inc.                                75,232              3,912
  DQE Inc.                                         119,409              3,911
  Provident Financial Group, Inc.                  104,196              3,907
  Belo Corp. Class A                               242,108              3,874
* LAM Research Corp.                               266,200              3,860
  Lyondell Chemical Co.                            251,051              3,844
  IMC Global Inc.                                  245,119              3,815
  Conectiv, Inc.                                   189,161              3,795
  Galileo International, Inc.                      189,528              3,791
* Mentor Graphics Corp.                            137,915              3,784
  American Financial Group, Inc.                   141,518              3,759
* Cabot Corp.                                      141,580              3,734
  Comdisco, Inc.                                   324,945              3,717
* Sybase, Inc.                                     187,253              3,710
  Western Resources, Inc.                          149,100              3,700
* Barnes & Noble, Inc.                             137,114              3,634
  Kansas City Power & Light Co.                    132,062              3,623
* Valassis Communications, Inc.                    114,350              3,609
  Teleflex Inc.                                     81,536              3,603
* Silicon Valley Bancshares                        104,100              3,598
  Roslyn Bancorp, Inc.                             131,367              3,588
* Mandalay Resort Group                            161,795              3,549
  CNF Inc.                                         103,787              3,509
  Greater Bay Bancorp                               85,300              3,497
* Cytec Industries, Inc.                            85,875              3,430
* Lear Corp.                                       137,540              3,413
* Incyte Genomics, Inc.                            137,026              3,409
  Harte-Hanks, Inc.                                143,436              3,398
  Clayton Homes Inc.                               293,727              3,378
  Flowers Industries, Inc.                         213,697              3,366
  Vectren Corp.                                    131,032              3,358
  Hubbell Inc. Class B                             126,686              3,357
* Payless ShoeSource, Inc.                          47,365              3,351
  WestAmerica Bancorporation                        77,861              3,348
* Apria Healthcare                                 112,251              3,339
  Dallas Semiconductor Corp.                       129,700              3,324
  Reynolds & Reynolds Class A                      163,692              3,315
* Sensormatic Electronics Corp.                    165,211              3,315
  HON Industries, Inc.                             128,587              3,279
* Scholastic Corp.                                  36,529              3,237
  Carter-Wallace, Inc.                              96,634              3,225
* Dycom Industries, Inc.                            89,500              3,216
* Semtech Corp.                                    142,096              3,135
* Advanced Fibre
   Communications, Inc.                            172,200              3,110
* Tech Data Corp.                                  114,637              3,101
* Cirrus Logic                                     164,734              3,089
* Mohawk Industries, Inc.                          112,328              3,075
* Saks Inc.                                        301,968              3,020
  WGL Holdings Inc.                                 99,198              3,019
  Pacific Century Financial Corp.                  169,812              3,004
  Houghton Mifflin Co.                              64,153              2,975
  Ross Stores, Inc.                                175,413              2,960
  Webster Financial Corp.                          104,484              2,958
  Callaway Golf Co.                                158,403              2,950
  Valspar Corp.                                     90,935              2,926
* Sotheby's Holdings Class A                       125,832              2,918
* Six Flags, Inc.                                  168,082              2,889
* Emmis Communications, Inc.                       100,200              2,874
  Lubrizol Corp.                                   111,207              2,864
* KEMET Corp.                                      186,900              2,827
* Investment Technology
   Group, Inc.                                      67,327              2,811
  Lee Enterprises, Inc.                             93,697              2,793
* Suiza Foods Corp.                                 58,049              2,786
* Nova Corp. (Georgia)                             139,445              2,780
  Carlisle Co., Inc.                                64,596              2,774
  Sierra Pacific Resources                         167,503              2,691
* Swift Transportation Co., Inc.                   135,110              2,677
* Atlas Air, Inc.                                   81,610              2,663
  Solutia, Inc.                                    221,086              2,653
  Donaldson Co., Inc.                               95,372              2,653
* The Neiman Marcus Group,
   Inc. Class A                                     74,400              2,646
  Cleco Corp.                                       48,064              2,632
  Cabot Microelectronics Corp.                      50,380              2,617
  Hawaiian Electric Industries Inc.                 70,085              2,606
* Plexus Corp.                                      85,500              2,598
* Jacobs Engineering Group Inc.                     56,027              2,588
* Credence Systems Corp.                           112,300              2,583
  AGL Resources Inc.                               115,732              2,553
  Crompton Corp.                                   240,649              2,527
  Pentair, Inc.                                    103,883              2,513
  York International Corp.                          81,233              2,493
* Retek Inc.                                       102,200              2,491
* Avocent Corp.                                     91,764              2,478
  Blyth, Inc.                                      102,466              2,472
  Albemarle Corp.                                   97,888              2,423
* Quorum Health Group, Inc.                        152,760              2,406
* Williams Sonoma, Inc.                            119,024              2,380
* EGL, Inc.                                         99,400              2,379
  Sensient Technologies Corp.                      104,236              2,371
* STERIS Corp.                                     145,005              2,338
  Dean Foods Corp.                                  75,946              2,331
  Rayonier Inc.                                     57,876              2,304
  Alexander & Baldwin, Inc.                         86,387              2,268
  Lancaster Colony Corp.                            80,584              2,261
  Public Service Co. of
   New Mexico                                       83,498              2,239
  BorgWarner, Inc.                                  55,939              2,238


                                     ----
                                      51

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE-
MID-CAP INDEX FUND                                  SHARES              (000)
------------------------------------------------------------------------------
  Dial Corp.                                       202,777          $   2,231
* Furniture Brands
   International Inc.                              105,625              2,225
* Edwards Lifesciences Corp.                       125,298              2,224
  CBRL Group, Inc.                                 121,010              2,201
  Pittston Brink's Group                           110,642              2,199
  Black Hills Corp.                                 48,819              2,185
  Waddell & Reed Financial,
   Inc. Class B                                     57,600              2,160
  Pennzoil-Quaker State Co.                        167,263              2,154
  Olin Corp.                                        95,540              2,114
* MIPS Technologies, Inc. Class B                   82,600              2,105
  Harsco Corp.                                      85,215              2,104
(3) USG Corp.                                       92,712              2,086
  Universal Corp.                                   58,814              2,058
* Mastec Inc.                                      101,700              2,034
  AK Steel Corp.                                   229,984              2,012
* United Rentals, Inc.                             149,700              2,012
* Price Communications Corp.                       119,300              2,006
  Trinity Industries, Inc.                          79,685              1,992
  Claire's Stores, Inc.                            109,603              1,966
* Borders Group, Inc.                              167,939              1,963
* Storage Technology Corp.                         217,928              1,961
  Dole Food Co.                                    118,999              1,949
  Dreyer's Grand Ice Cream, Inc.                    60,309              1,945
  Federal Signal Corp.                              96,546              1,895
  Kennametal, Inc.                                  64,708              1,885
  RPM Inc. (Ohio)                                  217,923              1,866
* The Titan Corp.                                  114,802              1,866
  Horace Mann Educators Corp.                       86,256              1,844
  Church & Dwight, Inc.                             81,438              1,812
* CommScope, Inc.                                  109,194              1,809
  Kelly Services, Inc. Class A                      76,137              1,799
  Bandag, Inc.                                      44,192              1,793
  Ametek Aerospace Products Inc.                    68,475              1,776
  Media General, Inc. Class A                       48,754              1,775
* Informix Corp.                                   597,547              1,774
  Nordson Corp.                                     68,798              1,754
* Adtran, Inc.                                      82,459              1,752
  Superior Industries
   International, Inc.                              55,223              1,743
  ArvinMeritor, Inc.                               151,335              1,721
* Korn/Ferry International                          80,400              1,709
* Flowserve Corp.                                   79,811              1,706
  Granite Construction Co.                          58,123              1,682
  Ferro Corp.                                       73,091              1,681
* Alaska Air Group, Inc.                            56,436              1,679
  Tecumseh Products Co. Class A                     40,034              1,679
  Overseas Shipholding Group Inc.                   72,458              1,662
* NCO Group, Inc.                                   54,600              1,658
  Carpenter Technology Corp.                        46,943              1,643
* Ogden Corp.                                      105,832              1,627
* Lands' End, Inc.                                  64,597              1,623
  Bob Evans Farms, Inc.                             74,390              1,585
  Kaydon Corp.                                      63,395              1,577
  AGCO Corp.                                       126,261              1,531
* GTech Holdings Corp.                              73,898              1,520
  Interstate Bakeries Corp.                        106,734              1,501
* Wisconsin Central
   Transportation Corp.                             99,129              1,493
  Longview Fibre Co.                               110,223              1,488
  Minerals Technologies, Inc.                       43,285              1,480
  Wallace Computer Services, Inc.                   86,732              1,474
* Keane, Inc.                                      147,316              1,436
  J. M. Smucker Co.                                 51,319              1,434
* Legato Systems, Inc.                             186,231              1,385
  Stewart & Stevenson
   Services, Inc.                                   59,903              1,360
* VISIX Inc.                                       129,812              1,355
* Covance, Inc.                                    123,558              1,328
  Banta Corp.                                       52,083              1,324
* Perrigo Co.                                      157,158              1,301
  Modine Manufacturing Co.                          61,961              1,286
  Rollins, Inc.                                     63,591              1,276
  Ohio Casualty Corp.                              127,287              1,273
  J.B. Hunt Transport
   Services, Inc.                                   74,524              1,253
* Network Associates, Inc.                         294,159              1,232
* DSP Group Inc.                                    57,900              1,219
* InFocus Corp.                                     82,100              1,211
  H.B. Fuller Co.                                   29,907              1,180
* Sylvan Learning Systems, Inc.                     79,598              1,179
* Imation Corp.                                     75,338              1,168
  Ruddick Corp.                                     97,986              1,121
  P.H. Glatfelter Co.                               89,918              1,119
  Wausau-Mosinee Paper Corp.                       109,514              1,109
* Pacificare Health Systems, Inc.                   73,114              1,097
* Papa John's International, Inc.                   49,083              1,092
* Unifi, Inc.                                      115,144              1,029
  Airborne, Inc.                                   102,808              1,002
* Gartner Group, Inc. Class B                      155,053                983
* Airgas, Inc.                                     140,693                958
* UCAR International, Inc.                          96,839                944
* The Neiman Marcus Group,
   Inc. Class B                                     27,000                894
* Albany International Corp.                        65,665                882
* Modis Professional
   Services Inc.                                   203,543                840
* Transaction Systems
   Architects, Inc.                                 70,919                820
* Sequa Corp. Class A                               22,243                809
  Lance, Inc.                                       61,944                784
  Westpoint Stevens, Inc.                          104,426                782
* Structural Dynamics
   Research Corp.                                   76,150                762
  A. Schulman Inc.                                  62,291                716



                                     ----

------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE-
                                                    SHARES              (000)
------------------------------------------------------------------------------
* Antec Corp.                                       80,119         $      633
  Lone Star Steakhouse &
   Saloon, Inc.                                     52,636                507
  NCH Corp.                                         11,534                438
  Ryerson Tull, Inc.                                52,353                432
* Sykes Enterprises, Inc.                           84,536                375
* Maxxam Inc.                                       14,599                222
* Gartner Group, Inc. Class A                       28,500                197
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $1,845,018)                                                 1,904,243
------------------------------------------------------------------------------

                                                      FACE
                                                    AMOUNT
                                                     (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.4%)(1)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTAGE CORP.
(2) 6.53%, 1/11/2001                            $      500                499
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 6.51%, 1/18/2001                                   500                499
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.10%, 1/2/2001--Note G                            1,978              1,978
  6.14%, 1/2/2001                                   42,621             42,621
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $45,597)                                                       45,597
------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
  (COST $1,890,615)                                                 1,949,840
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
------------------------------------------------------------------------------
Other Assets--Note B                                                   30,392
Liabilities--Note G                                                   (58,910)
                                                                      --------
                                                                      (28,518)
------------------------------------------------------------------------------
NET ASSETS (100%)                                                  $1,921,322
==============================================================================

-  See Note A in Notes to Financial Statements.
*  Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.7% and 1.8%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Securities with an aggregate value of $998,000 have been segregated as initial margin for open futures contracts.
(3)All or part of security position is on loan to broker/dealers.

   See Note G in Notes to Financial Statements.

--------------------------------------------------------------------
                                                            MARKET
                                                            VALUE-
                                                             (000)
--------------------------------------------------------------------
 AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------
 Paid-in Capital--Note E                                $1,827,198
 Overdistributed Net Investment Income--
  Note E                                                      (657)
 Accumulated Net Realized Gains--Note E                     35,677
 Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                     59,225
  Futures Contracts                                           (121)
--------------------------------------------------------------------
 NET ASSETS                                             $1,921,322
====================================================================

 Investor Shares--Net Assets
 Applicable to 132,202,201 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                             $1,614,274
--------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                           $12.21
====================================================================

 Institutional Shares--Net Assets
 Applicable to 25,114,482 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                               $307,048
--------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                      $12.23
====================================================================



                                     ----

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.


----------------------------------------------------------------------------------------------------------
                                                                            EXTENDED
                                                                              MARKET             MID-CAP
                                                                          INDEX FUND          INDEX FUND
                                                                         ---------------------------------
                                                                            YEAR ENDED DECEMBER 31, 2000
                                                                         ---------------------------------
                                                                                (000)               (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                                $   46,326          $   13,859
 Interest                                                                      5,599                 734
 Security Lending                                                             10,458                  45
----------------------------------------------------------------------------------------------------------
   Total Income                                                               62,383              14,638
----------------------------------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                                    46                  46
  Management and Administrative--Investor Shares                              11,018               2,232
  Management and Administrative--Admiral Shares                                   90                  --
  Management and Administrative--Institutional Shares                            877                 216
  Marketing and Distribution--Investor Shares                                    531                 129
  Marketing and Distribution--Admiral Shares                                      --                  --
  Marketing and Distribution--Institutional Shares                               146                  34
 Custodian Fees                                                                  327                 171
 Auditing Fees                                                                    11                  10
 Shareholders' Reports--Investor Shares                                          138                  21
 Shareholders' Reports---Admiral Shares                                           --                  --
 Shareholders' Reports--Institutional Shares                                       1                   1
 Trustees' Fees and Expenses                                                       7                   1
----------------------------------------------------------------------------------------------------------
   Total Expenses                                                             13,192               2,861
   Expenses Paid Indirectly--Note C                                             (129)                 (1)
----------------------------------------------------------------------------------------------------------
   Net Expenses                                                               13,063               2,860
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         49,320              11,778
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
  Investment Securities Sold                                                 783,527             166,261
  Futures Contracts                                                            6,504                 666
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                            790,031             166,927
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   (1,893,392)              2,603
  Futures Contracts                                                               17                (139)
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          (1,893,375)              2,464
----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $(1,054,024)           $181,169
==========================================================================================================



                                     ----
                                      54

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. Distributions and Capital Share Transactions are shown separately for each class of shares.


------------------------------------------------------------------------------------------------------------
                                                         EXTENDED MARKET INDEX FUND     MID-CAP INDEX FUND
                                                         ---------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------
                                                                2000           1999        2000       1999
                                                                (000)          (000)       (000)      (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $    49,320     $   40,147  $   11,778  $   4,565
  Realized Net Gain                                          790,031        432,266     166,927     37,911
  Change in Unrealized Appreciation (Depreciation)        (1,893,375)       840,344       2,464     47,590

------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                             (1,054,024)     1,312,757     181,169     90,066
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income--Investor Shares                     (33,972)       (33,913)     (9,425)    (3,777)
  Net Investment Income--Admiral Shares                       (3,832)            --          --         --
  Net Investment Income--Institutional Shares                 (9,990)        (7,913)     (1,934)      (953)
  Realized Capital Gain--Investor Shares                    (571,530)      (370,554)   (109,693)   (34,102)
  Realized Capital Gain--Admiral Shares                      (46,429)            --          --         --
  Realized Capital Gain--Institutional Shares               (135,811)       (67,729)    (21,004)    (7,021)
------------------------------------------------------------------------------------------------------------
   Total Distributions                                      (801,564)      (480,109)   (142,056)   (45,853)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                                   1,892,534        818,381   1,089,223    428,102
  Issued in Lieu of Cash Distributions                       564,787        373,018     111,331     35,109
  Redeemed                                                (1,345,905)      (603,514)   (213,574)  (100,927)
------------------------------------------------------------------------------------------------------------
   Net Increase--Investor Shares                           1,111,416        587,885     986,980    362,284
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--ADMIRAL SHARES(1)
  Issued                                                     497,269             --          --         --
  Issued in Lieu of Cash Distributions                        41,516             --          --         --
  Redeemed                                                   (38,811)            --          --         --
------------------------------------------------------------------------------------------------------------
   Net Increase--Admiral Shares                              499,974             --          --         --
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(1)
  Issued                                                     452,661        301,323     178,087    110,927
  Issued in Lieu of Cash Distributions                       116,802         60,118      18,147      6,870
  Redeemed                                                  (139,861)       (86,591)    (48,121)   (21,523)
------------------------------------------------------------------------------------------------------------
   Net Increase--Institutional Shares                        429,602        274,850     148,113     96,274
------------------------------------------------------------------------------------------------------------
Total Increase                                               185,404      1,695,383   1,174,206    502,771
------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                        5,090,542      3,395,159     747,116    244,345
------------------------------------------------------------------------------------------------------------
  End of Year                                            $ 5,275,946     $5,090,542  $1,921,322  $ 747,116
============================================================================================================


(1)See Note H in Notes to Financial Statements for the corresponding number of shares issued and redeemed.

                                     ----

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------
                                                               EXTENDED MARKET INDEX FUND INVESTOR SHARES
                                                                         YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   2000     1999     1998     1997     1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $37.07   $30.63   $30.76   $26.20   $24.07
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .274     .297     .388     .351      .34
  Net Realized and Unrealized Gain (Loss) on Investments     (6.041)  10.101    2.025    6.479     3.85
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          (5.767)  10.398    2.413    6.830     4.19
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.263)   (.318)   (.373)   (.360)    (.34)
  Distributions from Realized Capital Gains                  (4.430)  (3.640)  (2.170)  (1.910)   (1.72)
---------------------------------------------------------------------------------------------------------
   Total Distributions                                       (4.693)  (3.958)  (2.543)  (2.270)   (2.06)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $26.61   $37.07   $30.63   $30.76   $26.20
=========================================================================================================


TOTAL RETURN*                                               -15.55%   36.22%    8.32%   26.73%   17.65%
=========================================================================================================




RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                         $3,881   $4,221   $2,939   $2,723   $2,099
  Ratio of Total Expenses to Average Net Assets               0.25%    0.25%    0.23%    0.23%    0.25%
  Ratio of Net Investment Income to Average Net Assets        0.81%    1.04%    1.21%    1.30%    1.42%
  Portfolio Turnover Rate                                       33%      26%      27%      15%      22%
=========================================================================================================

*Total return figures do not reflect transaction fees on purchases (0.25% beginning October 31, 1997, through March 31, 2000; 0.5% in 1996 through October 31, 1997) or the $10 annual account maintenance fee applied on balances under $10,000.


                                     ----

------------------------------------------------------------------------------------------------------
                                                          EXTENDED MARKET INDEX FUND ADMIRAL SHARES
                                                                                        NOV. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                         DEC. 31, 2000
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $31.89
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                        .050
  Net Realized and Unrealized Gain (Loss) on Investments                                     (1.736)
------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                          (1.686)
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                        (.274)
  Distributions from Realized Capital Gains                                                  (3.320)
------------------------------------------------------------------------------------------------------
   Total Distributions                                                                       (3.594)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                               $26.61
======================================================================================================


TOTAL RETURN                                                                                 -4.30%
======================================================================================================



RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                         $441
  Ratio of Total Expenses to Average Net Assets                                             0.20%**
  Ratio of Net Investment Income to Average Net Assets                                      1.23%**
  Portfolio Turnover Rate                                                                       33%
======================================================================================================

 *Inception.
**Annualized.

------------------------------------------------------------------------------------------------------
                                                       EXTENDED MARKET INDEX FUND INSTITUTIONAL SHARES
                                                               YEAR ENDED DECEMBER 31,    JULY 7* TO
                                                              ------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2000     1999     1998  DEC. 31, 1997
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $37.09   $30.63   $30.76         $29.28
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .313     .363     .427           .200
  Net Realized and Unrealized Gain (Loss) on Investments     (6.041)  10.101    2.025          3.191
------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          (5.728)  10.464    2.452          3.391
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.312)   (.364)   (.412)         (.371)
  Distributions from Realized Capital Gains                  (4.430)  (3.640)  (2.170)        (1.540)
------------------------------------------------------------------------------------------------------
   Total Distributions                                       (4.742)  (4.004)  (2.582)        (1.911)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $26.62   $37.09   $30.63         $30.76
======================================================================================================

TOTAL RETURN**                                              -15.41%   36.45%    8.45%         11.82%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $954     $870     $456           $415
  Ratio of Total Expenses to Average Net Assets               0.10%    0.10%    0.10%         0.10%+
  Ratio of Net Investment Income to Average Net Assets        0.96%    1.18%    1.34%         1.43%+
  Portfolio Turnover Rate                                       33%      26%      27%            15%
======================================================================================================

 *Inception.
**Total return figures do not reflect transaction fees on purchases (0.25% beginning October 31, 1997, through March 31, 2000; 0.5% from inception through October 31, 1997).
 +Annualized.


                                     ----
                                      57

-----------------------------------------------------------------------------------------------------
                                                                  MID-CAP INDEX FUND INVESTOR SHARES
                                                              YEAR ENDED DECEMBER 31,
                                                             -------------------------   APR. 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2000         1999       DEC. 31, 1998
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.30       $10.79              $10.00
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .071         .073                .053
  Net Realized and Unrealized Gain (Loss) on Investments      1.897        1.448                .840
-----------------------------------------------------------------------------------------------------
   Total from Investment Operations                           1.968        1.521                .893
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.078)       (.076)              (.053)
  Distributions from Realized Capital Gains                   (.980)       (.935)              (.050)
-----------------------------------------------------------------------------------------------------
   Total Distributions                                       (1.058)      (1.011)              (.103)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $12.21       $11.30              $10.79
=====================================================================================================



TOTAL RETURN**                                               18.10%       15.32%               8.55%
=====================================================================================================



RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $1,614          $605                $206
  Ratio of Total Expenses to Average Net Assets              0.25%         0.25%              0.25%+
  Ratio of Net Investment Income to Average Net Assets       0.90%         0.99%              1.19%+
  Portfolio Turnover Rate                                      51%           38%                 44%
=====================================================================================================

 *Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

**Total return figures do not reflect the 0.25% transaction fee on purchases from inception through February 28, 1999, or the $10 annual account maintenance fee applied on balances under $10,000.

 +Annualized.


                                     ----

-----------------------------------------------------------------------------------------------------------
                                                                   MID-CAP INDEX FUND INSTITUTIONAL SHARES
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------         MAY 20* TO
  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  2000           1999        DEC. 31, 1998
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.30         $10.79               $10.03
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .081           .083                 .055
  Net Realized and Unrealized Gain (Loss) on Investments         1.918          1.448                 .814
-----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              1.999          1.531                 .869
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.089)         (.086)               (.059)
  Distributions from Realized Capital Gains                      (.980)         (.935)               (.050)
-----------------------------------------------------------------------------------------------------------
   Total Distributions                                          (1.069)        (1.021)               (.109)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $12.23         $11.30               $10.79
===========================================================================================================



TOTAL RETURN**                                                  18.39%         15.41%                8.61%
===========================================================================================================



RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                            $307           $143                  $39
  Ratio of Total Expenses to Average Net Assets                  0.12%          0.12%               0.12%+
  Ratio of Net Investment Income to Average Net Assets           1.03%          1.11%               1.30%+
  Portfolio Turnover Rate                                          51%            38%                  44%
===========================================================================================================

 *Initial share purchase date. Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

**Total return figures do not reflect the 0.25% transaction fee on purchases from inception through February 28, 1999.

 +Annualized.



                                     ----
                                      59

NOTES TO FINANCIAL STATEMENTS

Vanguard Extended Market Index and Mid-Cap Index Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies, or mutual funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The funds use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. A fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. A fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts based upon the following indexes are used: S&P 500 Index (Extended Market Index Fund), S&P MidCap 400 Index (Extended Market Index and Mid-Cap Index Funds), and Russell 2000 Index (Extended Market Index
Fund).

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains


                                     ----
                                      60

(losses) on the sale of investment securities are those of the specific securities sold. Transaction fees assessed on purchases of capital shares are credited to paid-in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

        ---------------------------------------------------------------------
                         CAPITAL CONTRIBUTIONS    PERCENTAGE    PERCENTAGE OF
                                   TO VANGUARD       OF FUND       VANGUARD'S
        INDEX FUND                       (000)    NET ASSETS   CAPITALIZATION
        ---------------------------------------------------------------------
        Extended Market                   $980         0.02%             1.0%

        Mid-Cap                            331         0.02              0.3
        ---------------------------------------------------------------------


The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended December 31, 2000, custodian fee offset arrangements reduced expenses of the Extended Market Index and Mid-Cap Index Funds by $129,000 and $1,000, respectively.

D. The Extended Market Index Fund offers three classes of shares, Investor Shares, Institutional Shares, and Admiral Shares. The Mid-Cap Index Fund offers Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. The Extended Market Index Fund Admiral Shares were first issued on November 13, 2000, and are designed primarily for individual investors that meet certain administrative, servicing, and tenure criteria, and have a minimum investment of $50,000. Investor Shares are offered to all other investors. Each class of shares has equal rights to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class- specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the year ended December 31, 2000, purchases and sales of investment securities other than temporary cash investments were:

        --------------------------------------------------------------------
                                                              (000)
                                                    ------------------------
        INDEX FUND                                  PURCHASES         SALES
        --------------------------------------------------------------------
        Extended Market                            $3,144,257    $1,885,442

        Mid-Cap                                     1,569,273       596,593
        --------------------------------------------------------------------


                                     ----
                                      61

     The funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the funds have reclassified the following amounts from undistributed net investment income and accumulated net realized gains to paid-in capital:

        ----------------------------------------------------------
                                                  (000)
        ----------------------------------------------------------
                                    UNDISTRIBUTED      ACCUMULATED
                                   NET INVESTMENT     NET REALIZED
        INDEX FUND                         INCOME            GAINS
        ----------------------------------------------------------
        Extended Market                    $3,586          $56,265

        Mid-Cap                               882           12,101
        ----------------------------------------------------------


F. At December 31, 2000, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

        ------------------------------------------------------------
                                           (000)
                         -------------------------------------------
                         APPRECIATED    DEPRECIATED   NET UNREALIZED
        INDEX FUND        SECURITIES     SECURITIES     APPRECIATION
        ------------------------------------------------------------
        Extended Market   $1,460,496    $(1,753,882)       $(293,386)

        Mid-Cap              264,414       (205,189)          59,225
        ------------------------------------------------------------


     At December 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2001 and the related unrealized appreciation (depreciation) were:

        --------------------------------------------------------------------------
                                                                (000)
                                                       ---------------------------
                                                        AGGREGATE      UNREALIZED
                                            NUMBER OF  SETTLEMENT    APPRECIATION
        INDEX FUND/FUTURES CONTRACTS   LONG CONTRACTS       VALUE  (DEPRECIATION)
        --------------------------------------------------------------------------
        Extended Market/
          S&P MidCap 400 Index                    114     $29,791            $712
          Russell 2000 Index                       59      14,420             504

        Mid-Cap/
          S&P MidCap 400 Index                     46      12,021            (121)
        --------------------------------------------------------------------------


Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. The market value of securities on loan to broker/dealers at December 31, 2000, and collateral received with respect to such loans were:


        --------------------------------------------------------------
                                                     (000)
                                      --------------------------------
                                      MARKET VALUE                CASH
                                         OF LOANED          COLLATERAL
        INDEX FUND                      SECURITIES            RECEIVED
        --------------------------------------------------------------
        Extended Market                   $163,853            $205,559

        Mid-Cap                              1,935               1,978
        --------------------------------------------------------------


The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan.



                                     ----
                                      62

H.   Shares issued and redeemed for each class of shares were:


        --------------------------------------------------------------------------------
                                                          SHARES (000)
                                      --------------------------------------------------
                                                                            NET INCREASE
                                                   ISSUED IN                  (DECREASE)
                                                LIEU OF CASH                   IN SHARES
        INDEX FUND/YEAR/SHARE CLASS   ISSUED   DISTRIBUTIONS     REDEEMED    OUTSTANDING
        --------------------------------------------------------------------------------
        EXTENDED MARKET--2000

         Investor Shares              51,426          20,785     (40,247)         31,964

         Admiral Shares               16,161           1,697      (1,286)         16,572

         Institutional Shares         11,921           4,366      (3,887)         12,400
        --------------------------------------------------------------------------------
        EXTENDED MARKET--1999

         Investor Shares              25,760          11,413     (19,243)         17,930

         Admiral Shares                   --              --          --              --

         Institutional Shares          9,512           1,810      (2,776)          8,546
        --------------------------------------------------------------------------------
        MID-CAP--2000

         Investor Shares              86,090           9,743     (17,151)         78,682

         Institutional Shares         14,738           1,576      (3,816)         12,498
        --------------------------------------------------------------------------------
        MID-CAP--1999

         Investor Shares              40,719           3,344      (9,610)         34,453

         Institutional Shares         10,371             645      (1,986)          9,030
        --------------------------------------------------------------------------------




                                    -----
                                      63

REPORT
   of Independent Accountants





To the Shareholders and Trustees of Vanguard U.S. Stock Index Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Market Fund and Vanguard Mid-Cap Index Fund (separate funds of Vanguard U.S. Stock Index Funds, hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 6, 2001


-------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD U.S. STOCK INDEX FUNDS (MID-CAPITALIZATION PORTFOLIOS)

This information for the fiscal year ended December 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The funds distributed capital gain dividends (from net long-term capital gains) to share- holders during the fiscal year, all of which are designated as a 20% rate gain distributions, as follows:


        -----------------------------------------------------
                                                TOTAL CAPITAL
        INDEX FUND                             GAINS DIVIDEND
        -----------------------------------------------------
        Extended Market                          $638,937,000

        Mid-Cap                                    47,920,000
        -----------------------------------------------------

     For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follow:

        -----------------------------------------------------
        INDEX FUND                                 PERCENTAGE
        -----------------------------------------------------
        Extended Market                                 15.2%

        Mid-Cap                                         12.7
        -----------------------------------------------------





                                     ----
                                      64

THE PEOPLE
   Who Govern Your Fund





The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.


-------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

-------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

-------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.

-------------------------------------------------------------------------------
                                JOHN C. BOGLE
               Founder; Chairman andChief Executive, 1974-1996.

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.


[THE VANGUARD GROUP LOGO]


Post Office Box 2600
Valley Forge, PA 19482-2600


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q980 022001

VANGUARD(R) U.S. STOCK INDEX FUNDS
SMALL-CAPITALIZATION PORTFOLIOS

Annual Report - December 31, 2000



INCLUDED WITHIN THIS REPORT:

Vanguard Small-Cap Index Fund

Vanguard Small-Cap Growth
Index Fund

Vanguard Small-Cap Value
Index Fund

[PHOTO]

[THE VANGUARD GROUP LOGO]

                                  SOME LESSONS
                                   FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

        - THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

        - DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

        - PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

- Our 12-month returns ranged from -2.7% for Vanguard Small-Cap Index Fund to a stellar 21.9% for Vanguard Small-Cap Value Index Fund.

- In a reversal of the previous year's trend, growth stocks plummeted in 2000, bringing down broad market indexes, while value stocks and bonds surged.

-  Small-cap stocks generally weathered the storm better than large-cap stocks.



CONTENTS

  1     Letter from the Chairman

  7     Fund Profiles

 10     Glossary of Investment Terms

 11     Performance Summaries

 17     Report on After-Tax Returns

 18     Financial Statements

 58     Report of Independent Accountants

LETTER
    from the Chairman


Fellow Shareholder,

Small-capitalization stocks fared much better than the overall market in 2000, and small-cap value stocks flourished, as reflected in the 12-month returns of our VANGUARD U.S. STOCK INDEX FUNDS.


2000 TOTAL RETURNS                                              YEAR ENDED
                                                               DECEMBER 31
--------------------------------------------------------------------------
SMALL-CAP INDEX FUND                                                 -2.7%
Average Small-Cap Core Fund*                                          5.1
Russell 2000 Index                                                   -3.0

SMALL-CAP GROWTH INDEX FUND                                           1.6%
Average Small-Cap Growth Fund*                                       -5.0
S&P SmallCap 600/BARRA Growth Index                                   0.6

SMALL-CAP VALUE INDEX FUND                                           21.9%
Average Small-Cap Value Fund*                                        17.8
S&P SmallCap 600/BARRA Value Index                                   20.9

*Derived from data provided by Lipper Inc.


ADMIRAL SHARES
--------------------------------------------------------------------------
Small-Cap Index Fund*                                                 1.8%

*Since inception, November 13, 2000


INSTITUTIONAL SHARES
--------------------------------------------------------------------------
Small-Cap Index Fund                                                 -2.6%
Small-Cap Growth Index Fund*                                          4.9
Small-Cap Value Index Fund                                           22.0
--------------------------------------------------------------------------

*Since inception, May 24, 2000.

        All three of our small-cap index funds recorded slightly higher total returns (capital change plus reinvested dividends) than their unmanaged target indexes during 2000. Two also outperformed their average mutual fund peer, as the table at right shows. We also present the returns for our funds' Admiral and Institutional shares. Each fund's total return is based on the change in its net asset value during the year and reflects income dividends and capital gains distributions. The table that follows this letter presents those per-share figures. If you own one of our funds in a taxable account, you may wish to review our report on the fund's after-tax returns on page 17.

FINANCIAL MARKETS IN REVIEW

The year 2000 was in many ways the flip side of its predecessor. The pace of economic growth slowed instead of accelerating as the year progressed, the broad U.S. stock market fell, "dot-com" changed from a magic formula to near-poison among investors, value stocks outpaced their growth counterparts, and bonds--the downtrodden asset class of 1999--provided the best returns.

        Interestingly, 2000 started off looking a lot like 1999. In February, the U.S. economy reached its record-breaking ninth year of growth



                                      -----
uninterrupted by a recession, and gross domestic product grew at an annual pace of 4.8% in the first quarter. In March, broad stock market indexes were pushed to all-time highs, fueled by the skyrocketing prices of growth stocks, particularly in the technology sector.


MARKET BAROMETER                                             AVERAGE ANNUAL TOTAL RETURNS
                                                          PERIODS ENDED DECEMBER 31, 2000

                                                             ONE        THREE        FIVE
                                                            YEAR        YEARS       YEARS
-----------------------------------------------------------------------------------------
STOCKS
   S&P 500 Index (Large-caps)                              -9.1%        12.3%       18.3%
   Russell 2000 Index (Small-caps)                          -3.0         4.6        10.3
   Wilshire 5000 Index (Entire market)                     -11.0        10.7        16.7
   MSCIEAFE Index (International)                          -14.0         9.6         7.4
-----------------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index (Entire market)              11.6%        6.4%        6.5%
   Lehman 10 Year Municipal Bond Index                      10.8         5.3         5.9
   Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                                6.0         5.2         5.2
=========================================================================================
CPI
   Consumer Price Index                                      3.4%        2.6%        2.5%
-----------------------------------------------------------------------------------------

        Then came an abrupt reversal. The technology-dominated Nasdaq Composite Index fell -34% in the five weeks after its March high. And despite many interim rallies--including 13 increases of 5% or more in a single day--the Nasdaq returned -38.7% for the 12 months, having fallen -51% from its peak in March to the year-end.

        The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -11.0% for the year--its first negative return since 1994 and its worst calendar-year performance since 1974.

        Several factors were at work in the markets. High energy prices raised the specter of inflation and cut into profits for some industries. For firms with significant foreign operations, the stronger U.S. dollar threatened profits. And the Federal Reserve Board's series of interest rate boosts--implemented from mid-1999 through May 2000 to counter inflationary pressures--began to have their intended effect in slowing the pace of economic growth. Indeed, by year-end, markets were expecting the Fed to begin reducing rates to keep the slowdown from turning into a recession. (The Fed acted on January 3, 2001, cutting short-term interest rates by 0.5%.)

        Investors worried that a slower economy, combined with the boom in capital investment in recent years, would result in significant overcapacity in many industries. Many believed that companies would find it hard--if not impossible--to sustain earnings growth in this environment. And, in fact, by late 2000, hundreds of companies were reporting earnings that failed to meet lofty expectations. Technology and telecommunications stocks, whose prices had reflected the highest levels of optimism, were the hardest hit.

        However, the stock market also had its success stories. The big winners in 2000 were in health care, utilities (except for telecom firms), energy, and financial services. After five years as market laggards, many value stocks--those with relatively low prices in relation to earnings, book value, dividends, and



                                     -----
other financial measures--far outperformed their growth counterparts and posted solid returns. When sorted by market capitalization, mid-cap stocks did the best overall (the Standard & Poor's MidCap 400 Index returned 17.5%), followed by small-cap stocks.

        Oddly, by certain measures, 2000 was a better year for stocks than 1999:
Almost 47% of the stocks in the Russell 3000 Index (comprising the large-cap Russell 1000 and the small-cap Russell 2000) had positive returns, compared with about 45% the previous year. However, key market indexes are weighted according to market capitalization, so the declines of a number of very large stocks had a much bigger influence on index returns than did the gains of smaller stocks. In 1999, the oversized gains for some of those same large stocks skewed results in the other direction.

        High-quality bonds benefited from their status as a haven from stock market volatility and from the belief that the slower economy would forestall inflation. Also helping bond prices was a shrinkage in the supply of securities issued by the U.S. Treasury, as a growing budget surplus reduced the need to borrow. Bond price increases, combined with interest income, resulted in double-digit returns for longer-duration Treasury, agency, and mortgage-backed bonds. Bond yields, of course, move in the opposite direction from prices. The yield of the 30-year Treasury bond fell 102 basis points (1.02 percentage points) during the year to 5.46% by December 31; the 10-year Treasury yield fell 133 basis points to 5.11%. Investment-grade corporate bonds did not perform as well as Treasury bonds, but still posted respectable results.

        Short-term interest rates, which are most directly influenced by the Federal Reserve's actions, rose during 2000. Yields on 3-month Treasury bills rose 57 basis points to 5.90%.

FISCAL 2000 PERFORMANCE OVERVIEW

VANGUARD SMALL-CAP INDEX FUND's -2.7% return lagged that of its average peer by
7.8 percentage points. In part, the fund's lower results versus competitors reflect "portfolio drift"--a tendency of some small-cap funds to buy some mid-cap stocks or to hold onto stocks that have outgrown the small-cap label. In 2000, when mid-cap stocks were the market's best performers, drifting into mid-cap territory was an advantage for many of our competitors.

--------------------------------------------------------------------------------

SMALL-CAP FUNDS THAT "DRIFTED" INTO MID-CAP TERRITORY HAD AN ADVANTAGE IN 2000, WHEN MID-CAP STOCKS WERE THE MARKET'S BEST PERFORMERS.

--------------------------------------------------------------------------------

        The fund's target index, the Russell 2000 Index, had a significant weighting in newer companies, many of them related to the Internet, that had poor results during 2000. The Russell 2000 is based solely on the market capitalization of stocks (it holds the 2,000 smallest stocks from the Russell 3000 Index of the largest U.S. companies). Our two other small-cap



                                     -----
funds--VANGUARD SMALL-CAP GROWTH INDEX FUND and VANGUARD SMALL-CAP VALUE INDEX FUND--track Standard & Poor's indexes that not only are based on market capitalization but also generally require companies to have profits and at least three years of operating history.

        The differences in how the indexes are constructed meant that the Small-Cap Growth and Small-Cap Value Index Funds had fewer Internet-related stocks and other speculative issues than the Russell 2000 or many actively managed small-cap funds. Avoiding these speculative stocks, which were among the big winners in 1999, proved to be a big advantage during 2000, when many dot-com companies imploded. (The growth stocks within the Russell 2000 fell -22.4%, compared with the 0.6% return for growth stocks in the S&P index.)

        The Small-Cap Growth Index Fund's target index, the S&P SmallCap 600/BARRA Growth Index, also had a heavier weighting than the Russell 2000 in health care and energy-related stocks--two sectors that made strong gains during the year. For the year, the Small-Cap Growth Index Fund managed a positive return of 1.6%, while the average peer fund fell -5.0%. Our Small-Cap Value Index Fund earned a stellar 21.9% return, more than 4 percentage points higher than the average return for its peer group.

LONG-TERM PERFORMANCE OVERVIEW

A single year, whether good or bad, is too short a period to judge the merits of a mutual fund. The table below presents the average annual returns for the past decade for our Small-Cap Index Fund and for the lifetimes of our Small-Cap Growth and Small-Cap Value Index Funds, which have existed for a little over 21/2 years. The table also shows the average annual returns for our comparative measures and how hypothetical $10,000 investments in each would have grown through December 31, 2000.


TOTAL RETURNS                                             PERIODS ENDED
                                                     DECEMBER 31, 2000*

                                           AVERAGE       FINAL VALUE OF
                                            ANNUAL            A $10,000
                                            RETURN   INITIAL INVESTMENT
-----------------------------------------------------------------------
SMALL-CAP INDEX FUND                         16.2%              $44,842
Average Small-Cap Core Fund                  16.6                46,351
Russell 2000 Index                           15.5                42,357

SMALL-CAP GROWTH INDEX FUND                   5.8%              $11,590
Average Small-Cap Growth Fund                16.3                14,848
S&P SmallCap 600/
  BARRA Growth Index                          5.2                11,428

SMALL-CAP VALUE INDEX FUND                    3.8%              $11,025
Average Small-Cap Value Fund                  2.4                10,634
S&P SmallCap 600/
  BARRA Value Index                           3.0                10,800
-----------------------------------------------------------------------

*Ten years for the Small-Cap Index Fund. For the Small-Cap Growth and Small-Cap
 Value Index Funds, the returns are annualized since May 21, 1998, the funds' inception date.


        All of our funds have achieved their objective of closely tracking their bench-



                                     -----
mark indexes (indeed, all have managed to slightly outpace them). We acknowledge the skill of the Vanguard Quantitative Equity Group, which manages all of our indexed stock portfolios and pays close attention to minimizing the transaction and operating costs that make it hard for real-world funds to match their target indexes, let alone exceed them.

        Our Small-Cap Index Fund lagged the average small-cap fund during the past decade because many of its peers held larger companies, and the past decade was a period when large-cap stocks dominated smaller stocks. Although it made up some ground during 2000, our Small-Cap Growth Index Fund has lagged its average peer since May 1998 because our target index excluded many of the newly created companies that skyrocketed in 1998 and 1999, before nosediving in 2000. We believe, however, that our long-term performance will be fully competitive with that of our peer funds.

--------------------------------------------------------------------------------

OUR TARGET GROWTH INDEX EXCLUDED MANY OF THE NEWLY CREATED COMPANIES THAT SKYROCKETED IN 1998 AND 1999 . . .

--------------------------------------------------------------------------------

        The prime advantage of index funds in general--and Vanguard index funds in particular--is their low operating and transaction costs. We believe this gives us a head start against actively managed funds over the long haul. Our funds' 2000 expense ratio, the annual operating costs as a percentage of average net assets, was 0.27% for Investor Shares and even less for our Admiral Shares (0.20%) and Institutional Shares (0.13%). Meanwhile, the average expense ratio charged by peer funds ranged from 1.44% to 1.64%, according to data from Lipper Inc. In other words, advisers of other funds have to overcome a burden of more than 1 percentage point, year after year, to produce higher net returns than our funds.

        Although 2000 was a tough year for the overall market, it provided some useful lessons in the importance of diversification. Small-cap stocks, which lagged the broad market for most of the previous decade, were relatively strong performers. Investors who maintained a broad exposure to the stock market and who diversified further with bonds or bond funds were able to avoid catastrophic damage from the market downturn.

A WORD ABOUT ADMIRAL SHARES

In November, Vanguard introduced Admiral Shares, an innovative program to recognize the cost savings that long-tenured and large accounts bring to the administration of mutual funds. Admiral Shares return these savings to the investors who create them.

        Owners of the Admiral Shares of our Small-Cap Index Fund benefit from an even lower annual expense ratio--just 0.20%--than the low 0.27% expense ratio paid for our fund's Investor Shares.



                                     -----

IN SUMMARY

We believe that 2000 proved that "old-fashioned" investment precepts are old because they are true. Among those precepts are the importance of diversification and of investing for the long run. We don't know what's in store for 2001, but we continue to recommend that investors keep a long-term perspective and avoid extremes--of pessimism when markets are falling or of exuberance when markets are rising.

        As always, our recommendation for coping with the uncertainty and volatility of the financial markets is to "stay the course" with a balanced portfolio of diversified stock funds, bond funds, and short-term investments in proportions that make sense for your personal goals, time horizon, financial situation, and risk tolerance. Vanguard index funds are a low-cost, efficient way to implement such a sound investment program. I thank you for trusting your hard-earned dollars to us.


Sincerely,

/s/ JOHN J. BRENNAN                                                      [PHOTO]
                                                                 JOHN J. BRENNAN
January 19, 2001                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER



FUND STATISTICS

                                                                            YEAR ENDED
                                                                         DECEMBER 31, 2000
                                                                  -------------------------------
                                     NET ASSET VALUE                                    DIVIDENDS
                                         PER SHARE                DISTRIBUTIONS         PER SHARE
                               -----------------------------           FROM NET          FROM NET
VANGUARD                       DECEMBER 31,      DECEMBER 31,          REALIZED        INVESTMENT
INDEX FUND                            1999*              2000     CAPITAL GAINS            INCOME
-------------------------------------------------------------------------------------------------
Small-Cap                            $23.60            $19.44            $3.025            $0.260
Small-Cap Growth                      11.38             10.97             0.570             0.003
Small-Cap Value                        8.45              9.65             0.500             0.082
-------------------------------------------------------------------------------------------------

ADMIRAL SHARES
-------------------------------------------------------------------------------------------------
Small-Cap                            $22.40            $19.44            $2.810            $0.265
-------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------
Small-Cap                            $23.61            $19.44            $3.025            $0.292
Small-Cap Growth                      11.03             10.97             0.570             0.012
Small-Cap Value                        8.45              9.65             0.500             0.095
-------------------------------------------------------------------------------------------------


*Net asset value as of inception date for Small-Cap Admiral Shares (November 13, 2000) and Small-Cap Growth Institutional Shares (May 24, 2000).



                                     -----

FUND PROFILE                                        AS OF DECEMBER 31, 2000
            for Small-Cap Index Fund



This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index and a broad market index. Key terms are defined on page 10.

-----------------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                                TARGET         WILSHIRE
                                                  FUND          INDEX*             5000
                                            -------------------------------------------
Number of Stocks                                 1,896           1,898            6,638
Median Market Cap                                $0.9B           $1.0B           $40.0B
Price/Earnings Ratio                             22.4x           22.5x            27.4x
Price/Book Ratio                                  2.3x            2.3x             4.2x
Yield                                             1.3%            1.4%             1.2%
Yield--Admiral Shares                             1.4%            1.4%             1.2%
Yield--Institutional Shares                       1.5%            1.4%             1.2%
Return on Equity                                 14.1%           14.1%            22.5%
Earnings Growth Rate                             13.1%           13.1%            15.8%
Foreign Holdings                                  0.0%            0.0%             0.0%
Turnover Rate                                      49%              --               --
Expense Ratio                                    0.27%              --               --
Expense Ratio--Admiral Shares                  0.20%**              --               --
Expense Ratio--
  Institutional Shares                           0.13%              --               --
Cash Investments                                  0.0%              --               --
---------------------------------------------------------------------------------------

------------------------------------------------------------------------------
VOLATILITY MEASURES
                                       TARGET                     WILSHIRE
                          FUND         INDEX*         FUND            5000
------------------------------------------------------------------------------
R-Squared                1.00            1.00        0.61             1.00
Beta                     1.00            1.00        1.05             1.00
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)
                                                    TARGET        WILSHIRE
                                         FUND       INDEX*            5000
------------------------------------------------------------------------------
Auto & Transportation                 3.4%           3.3%           1.8%
Consumer Discretionary               16.2           16.2           12.2
Consumer Staples                      2.6            2.6            6.1
Financial Services                   22.0           22.1           19.1
Health Care                          14.6           14.7           14.1
Integrated Oils                       0.0            0.0            3.4
Other Energy                          4.5            4.5            2.9
Materials & Processing                9.1            9.2            2.8
Producer Durables                     8.5            8.3            3.4
Technology                           11.5           11.6           20.3
Utilities                             6.3            6.3            8.6
Other                                 1.3            1.2            5.3
------------------------------------------------------------------------------

 *Russell 2000 Index.
**Annualized.

------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)
Caremark Rx, Inc.                          0.4%
  (health care)

Laboratory Corp. of America Holdings       0.4
  (health care)

Invitrogen Corp.                           0.3
  (biotechnology)

Health Net Inc.                            0.3
  (health products & services)

Manugistics Group, Inc.                    0.3
  (software)

AmeriSource Health Corp.                   0.3
  (pharmaceuticals)

Enzon, Inc.                                0.3
  (biotechnology)

Investors Financial Services Corp.         0.3
  (banks)

Astoria Financial Corp.                    0.3
  (savings & loan)

Arthur J. Gallagher & Co.                  0.3
  (insurance)
------------------------------------------------------------------------------
Top Ten                                    3.2%
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
STYLE                                   BLEND
MARKET CAP                              SMALL

                              [COMPUTER GRAPHIC]

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.



                                     -----
                                       7

FUND PROFILE                                             AS OF DECEMBER 31, 2000
            for Small-Cap Growth Index Fund


This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index and a broad market index. Key terms are defined on page 10.

-----------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                          TARGET    WILSHIRE
                                                FUND      INDEX*        5000
                                    -----------------------------------------
Number of Stocks                                 187         186       6,638
Median Market Cap                              $1.1B       $1.1B      $40.0B
Price/Earnings Ratio                            27.1        27.1       27.4x
Price/Book Ratio                                5.0x        5.0x        4.2x
Yield                                           0.0%        0.4%        1.2%
Yield--Institutional Shares                     0.2%        0.4%        1.2%
Return on Equity                               16.7%       16.7%       22.5%
Earnings Growth Rate                           18.2%       18.2%       15.8%
Foreign Holdings                                0.0%        0.0%        0.0%
Turnover Rate                                   136%          --          --
Expense Ratio                                  0.27%          --          --
Expense Ratio--
  Institutional Shares                       0.13%**          --          --
Cash Investments                                0.0%          --          --
-----------------------------------------------------------------------------

---------------------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)
                                                    TARGET        WILSHIRE
                                      FUND          INDEX*            5000
---------------------------------------------------------------------------
Auto & Transportation                 4.3%            4.1%          1.8%
Consumer Discretionary               18.8            18.8          12.2
Consumer Staples                      2.0             2.0           6.1
Financial Services                   10.5            10.5          19.1
Health Care                          24.8            24.7          14.1
Integrated Oils                       0.0             0.0           3.4
Other Energy                          9.0             9.0           2.9
Materials & Processing                5.5             5.5           2.8
Producer Durables                    10.2            10.3           3.4
Technology                           14.6            14.8          20.3
Utilities                             0.3             0.3           8.6
Other                                 0.0             0.0           5.3
---------------------------------------------------------------------------

 *S&P SmallCap 600/BARRA Growth Index.
**Annualized.

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)
Universal Health Services Class B          2.1%
  (health products & services)

Timberland Co.                             1.6
  (shoes)

Cephalon, Inc.                             1.6
  (biotechnolgy)

Patterson Dental Co.                       1.4
  (medical)

Eaton Vance Corp.                          1.4
  (investment management)

Cullen/Frost Bankers, Inc.                 1.3
  (banks)

Commerce Bancorp, Inc.                     1.3
  (banks)

Varian Medical Systems, Inc.               1.3
  (electrical & electronics)

RSA Security Inc.                          1.3
  (computer technology)

Shaw Group, Inc.                           1.2
  (manufacturing)

Top Ten                                   14.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
STYLE                                   GROWTH
MARKET CAP                              SMALL




                                     -----
                                       8

FUND PROFILE                                             AS OF DECEMBER 31, 2000
            for Small-Cap Value Index Fund



This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index and a broad market index. Key terms are defined on page 10.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                     TARGET        WILSHIRE
                                       FUND          INDEX*            5000
                                     -------------------------------------------
Number of Stocks                        415            414           6,638
Median Market Cap                     $0.7B          $0.7B          $40.0B
Price/Earnings Ratio                  15.3x          15.3x           27.4x
Price/Book Ratio                       1.6x           1.6x            4.2x
Yield                                  0.9%           1.4%            1.2%
Yield--Institutional Shares            1.0%           1.4%            1.2%
Return on Equity                      14.5%          14.5%           22.5%
Earnings Growth Rate                  15.0%          15.0%           15.8%
Foreign Holdings                       0.0%           0.0%            0.0%
Turnover Rate                           82%             --              --
Expense Ratio                         0.27%             --              --
Expense Ratio--
  Institutional Shares                0.13%             --              --
Cash Investments                       0.2%             --              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)
                                                    TARGET        WILSHIRE
                                         FUND       INDEX*            5000
                                  ----------------------------------------------
Auto & Transportation                 5.0%           5.0%           1.8%
Consumer Discretionary               17.7           17.7           12.2
Consumer Staples                      4.9            4.9            6.1
Financial Services                   17.6           17.6           19.1
Health Care                           4.7            4.7           14.1
Integrated Oils                       0.0            0.0            3.4
Other Energy                          5.9            5.9            2.9
Materials & Processing               12.6           12.8            2.8
Producer Durables                    12.7           11.6            3.4
Technology                            9.6           10.8           20.3
Utilities                             8.4            8.4            8.6
Other                                 0.9            0.6            5.3
--------------------------------------------------------------------------------

*S&P SmallCap 600/BARRA Value Index.

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)
Fidelity National Financial, Inc.          1.3%
  (financial services)

First American Corp.                       1.1
  (securities brokers & services)

Centura Banks, Inc.                        1.0
  (banks)

Alpharma, Inc. Class A                     0.9
  (pharmaceuticals)

Smithfield Foods, Inc.                     0.9
  (foods)

Pride International Inc.                   0.9
  (energy)

D. R. Horton, Inc.                         0.9
  (real estate)

Raymond James Financial, Inc.              0.9
  (securities brokers & services)

Coventry Health Care Inc.                  0.8
  (medical)

Downey Financial Corp.                     0.8
  (savings & loan)

Top Ten                                    9.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
STYLE                                   VALUE
MARKET CAP                              SMALL

                              [COMPUTER GRAPHIC]

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

                                     -----
                                       9

GLOSSARY
          of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "target" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "target" index benchmark and by an overall market index. If a fund's total return were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

--------------------------------------------------------------------------------

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

--------------------------------------------------------------------------------


                                     -----

PERFORMANCE SUMMARY
            for Small-Cap Index Fund



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

[BAR GRAPH]

--------------------------------------------------------------------------------
           TOTAL INVESTMENT RETURNS (%)      DECEMBER 31, 1990-DECEMBER 31, 2000
              SMALL-CAP INDEX FUND                    RUSSELL 2000 INDEX
--------------------------------------------------------------------------------
1991                 45.3                                    46.1
1992                 18.2                                    18.4
1993                 18.7                                    18.9
1994                 -0.5                                    -1.8
1995                 28.7                                    28.4
1996                 18.1                                    16.5
1997                 24.6                                    22.4
1998                 -2.6                                    -2.5
1999                 23.1                                    21.3
2000                 -2.7                                    -3.0

See Financial Highlights table on page 50 for dividend and capital gains information for the past five years.

                           [PERFORMANCE LINE GRAPH]

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       DECEMBER 31, 1990-DECEMBER 31, 2000


                                   Average
               Small-Cap          Small-Cap           Russell        Wilshire
              Index Fund          Core Fund         2000 Index      5000 Index
11/14/90      $ 10000            $ 10000             $ 10000        $ 10000
1991  03        12929              12219               12974          11646
1991  06        12700              12132               12773          11609
1991  09        13764              12973               13814          12346
1991  12        14526              13679               14605          13421
1992  03        15682              14400               15701          13242
1992  06        14645              13627               14630          13226
1992  09        15050              13837               15049          13632
1992  12        17170              15729               17294          14624
1993  03        18024              16498               18033          15247
1993  06        18305              16766               18427          15362
1993  09        19806              17674               20038          15983
1993  12        20381              18067               20564          16274
1994  03        19978              17952               20018          15667
1994  06        19302              17276               19239          15545
1994  09        20655              18248               20574          16390
1994  12        20278              17971               20189          16264
1995  03        21252              19451               21120          17733
1995  06        23227              21222               23100          19388
1995  09        25540              23325               25381          21160
1995  12        26106              23612               25931          22192
1996  03        27553              25445               27254          23439
1996  06        29093              27427               28618          24472
1996  09        29276              27435               28715          25164
1996  12        30836              28266               30209          26900
1997  03        29302              27417               28646          27074
1997  06        34379              32605               33290          31646
1997  09        39747              37493               38244          34733
1997  12        38418              35647               36963          35316
1998  03        42319              40397               40681          40000
1998  06        40186              38598               38784          40779
1998  09        32093              29417               30971          35874
1998  12        37414              34349               36022          43591
1999  03        35317              32394               34068          45236
1999  06        41369              39138               39367          48767
1999  09        38859              36759               36877          45542
1999  12        46069              44114               43679          53861
2000  03        49235              49971               46772          55917
2000  06        47681              49761               45004          53410
2000  09        48094              48798               45500          53498
2000  12        44842              46351               42357          47943

                                        AVERAGE ANNUAL TOTAL RETURNS
                                       PERIODS ENDED DECEMBER 31, 2000      FINAL VALUE
-------------------------------------------------------------------------  OF A $10,000
                                      1 YEAR        5 YEARS      10 YEARS    INVESTMENT
----------------------------------------------------------------------------------------
Small-Cap Index Fund*                -2.67%         11.43%        16.19%        $44,842
Average Small-Cap Core Fund**         5.07          14.44         16.58          46,351
Russell 2000 Index                   -3.03          10.31         15.53          42,357
Wilshire 5000 Index                 -10.99          16.66         16.97          47,943
----------------------------------------------------------------------------------------

* Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.



                                     -----
                                       11

PERFORMANCE SUMMARY
            for Small-Cap Index Fund Institutional Shares


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                                 [BAR CHART]

--------------------------------------------------------------------------------
                TOTAL INVESTMENT RETURNS (%)   JULY 7, 1997-DECEMBER 31, 2000
1997                    11.4                                  11.1
1998                    -2.5                                  -2.5
1999                    23.3                                  21.3
2000                    -2.6                                    -3
--------------------------------------------------------------------------------

See Financial Highlights table on page 51 for dividend and capital gains information since inception.

                           [PERFORMANCE LINE GRAPH]

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                          JULY 7, 1997-DECEMBER 31, 2000

                Small-Cap
               Index Fund       Average
              Institutional    Small-Cap        Russell          Wilshire
                 Shares        Core Fund*      2000 Index       5000 Index
7/7/1997        10000000        10000000        10000000        10000000
1997 09         11524823        11648330        11496645        10707040
1997 12         11141777        11096623        11111590        10886798
1998 03         12272961        12333896        12229234        12330502
1998 06         11663799        11711376        11658986        12570654
1998 09          9316873         9139280         9310252        11058549
1998 12         10863069        10692706        10828605        13437630
1999 03         10259223         9890551        10241262        13944709
1999 06         12016471        11875335        11833996        15033157
1999 09         11292898        11420444        11085751        14038898
1999 12         13397330        13732642        13130483        16603420
2000 03         14317640        15257165        14060126        17237170
2000 06         13871465        15098301        13528609        16464286
2000 09         13997309        15160640        13677819        16491458
2000 12         13054680        14428887        12732908        14779173

                                               AVERAGE ANNUAL TOTAL RETURNS
                                              PERIODS ENDED DECEMBER 31, 2000    FINAL VALUE OF
                                              -------------------------------     A $10,000,000
                                             1 YEAR            SINCE INCEPTION       INVESTMENT
-----------------------------------------------------------------------------------------------
Small-Cap Index Fund Institutional Shares   -2.56%                      7.95%       $13,054,680
Average Small-Cap Core Fund*                 5.07                      11.09         14,428,887
Russell 2000 Index                          -3.03                       7.18         12,732,908
Wilshire 5000 Index                        -10.99                      11.86         14,779,173
-----------------------------------------------------------------------------------------------

  *Derived from data provided by Lipper Inc.


                                     -----
                                       12

PERFORMANCE SUMMARY
            for Small-Cap Growth Index Fund



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                                 [BAR CHART]

--------------------------------------------------------------------------------
                TOTAL INVESTMENT RETURNS (%)      MAY 21, 1998-DECEMBER 31, 2000
1998                    -4.8                                  -5.0
1999                    19.8                                  19.6
2000                     1.6                                   0.6

See Financial Highlights table on page 52 for dividend and capital gains information since inception.

                           [PERFORMANCE LINE GRAPH]

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                           MAY 21, 1998-DECEMBER 31, 2000

                   Small-Cap     Average     S&P SmallCap
                   Growth       Small-Cap     600/BARRA     Wilshire
                  Index Fund*  Growth Fund** Growth Index  5000 Index
5/21/1998             9950        10000         10000        10000
1998 06               9634         9914          9758        10021
1998 09               7673         7667          7789         8815
1998 12               9334         9606          9504        10712
1999 03               8517         9305          8697        11116
1999 06               9396        10755          9663        11984
1999 09               9127        11023          9415        11191
1999 12              10960        15622         11363        13235
2000 03              11902        17997         12308        13741
2000 06              11881        16961         12363        13125
2000 09              11717        17257         12218        13146
2000 12              11532        14848         11428        11781

                                          AVERAGE ANNUAL TOTAL RETURNS
                                         PERIODS ENDED DECEMBER 31, 2000            FINAL VALUE
                                         -------------------------------           OF A $10,000
                                        1 YEAR            SINCE INCEPTION            INVESTMENT
------------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund*            1.08%                      5.60%                $11,532
Average Small-Cap Growth Fund**        -4.95                      16.33                  14,848
S&P SmallCap 600/BARRA Growth Index     0.57                       5.24                  11,428
Wilshire 5000 Index                   -10.99                       6.90                  11,906
-----------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.5% transaction fee on purchases.
  The figures do not reflect the $10 annual account maintenancefee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.


                                     -----
                                       13

PERFORMANCE SUMMARY
            for Small-Cap Growth Index Fund Institutional Shares



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                                 [BAR CHART]

--------------------------------------------------------------------------------
                TOTAL INVESTMENT RETURNS (%)   MAY 24, 2000-DECEMBER 31, 2000
2000                     4.9                              4.2

See Financial Highlights table on page 52 for dividend and capital gains information since inception.

                           [PERFORMANCE LINE GRAPH]

--------------------------------------------------------------------------------
                CUMULATIVE PERFORMANCE         MAY 24, 2000-DECEMBER 31, 2000
5/24/2000        9950000        10000000        10000000        10000000
2000 06         11183782        11296465        11267833        10791242
2000 09         11029624        11338262        11135762        10809052
2000 12         10437172        10434248        10415725         9686763

                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                      PERIODS ENDED DECEMBER 31, 2000   FINAL VALUE OF
                                                      -------------------------------    A $10,000,000
                                                              SINCE INCEPTION               INVESTMENT
------------------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund Institutional Shares*                      4.37%               $10,437,172
Average Small-Cap Growth Fund**                                        4.34                 10,434,248
S&P SmallCap 600/BARRA Growth Index                                    4.16                 10,415,725
Wilshire 5000 Index                                                   -3.13                  9,686,763

 *Performance figures are adjusted for the 0.5% transaction fee on purchases. **Derived from data provided by Lipper Inc.

                                     -----
                                       14

PERFORMANCE SUMMARY
  for Small-Cap Value Index Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                                  [BAR GRAPH]

---------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                    MAY 21, 1998-DECEMBER 31, 2000

                Small-Cap Value Index Fund     S&P SmallCap 500/BAARA Value Index
---------------------------------------------------------------------------------
1998                    -12.5%                                   13.3%
1999                      3.3%                                    3.0%
2000                     21.9%                                   20.9%
---------------------------------------------------------------------------------

See Financial Highlights table on page 53 for dividend and capital gains information since inception.

                           [PERFORMANCE LINE GRAPH]

-------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                 MAY 21, 1998-DECEMBER 31, 2000

           Small-Cap Value Average Small-Cap  S&P SmallCap 600/BARRA    Wilshire 5000
             Index Fund*     Value Fund**        Value Index                Index
 1998 05       9950             10000              10000                   10000
 1998 06       9693              9605               9790                   10134
 1998 09       7587              7609               7669                    8915
 1998 12       8579              8492               8673                   10833
 1999 03       7726              7639               7845                   11242
 1999 06       9230              9035               9406                   12120
 1999 09       8504              8548               8708                   11318
 1999 12       8691              9029               8936                   13385
 2000 03       8912              9473               9189                   13896
 2000 06       9045              9614               9363                   13273
 2000 09       9699             10314              10085                   13295
 2000 12      10970             10634              10800                   11915


                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                      PERIODS ENDED DECEMBER 31, 2000            FINAL VALUE
                                                   ------------------------------------         OF A $10,000
                                                     1 YEAR            SINCE INCEPTION           INVESTMENT
------------------------------------------------------------------------------------------------------------
          Small-Cap Value Index Fund*               21.27%                  3.61%                    $10,970
          Average Small-Cap Value Fund**            17.77                   2.38                      10,634
          S&P SmallCap 600/BARRA Value Index        20.86                   2.99                      10,800
          Wilshire 5000 Index                      -10.99                   6.90                      11,906
------------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.5% transaction fee on purchases.
  The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.



                                      ----

PERFORMANCE SUMMARY
  for Small-Cap Value Index Fund Institutional Shares

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

                                  [BAR GRAPH]

----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                            DECEMBER 7, 1999-DECEMBER 31, 2000

                Small-Cap Value Index Fund Institutional Shares         S&P SmallCap 500/BARRA Value Index
----------------------------------------------------------------------------------------------------------
1999                      2.9%                                                          2.7%
2000                     22.0%                                                         20.9%

See Financial Highlights table on page 53 for dividend and capital gains information since inception.

                            [PERFORMANCE LINE GRAPH]

--------------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                                                DECEMBER 7, 1999-DECEMBER 31, 2000

            Small-Cap Value Index Fund    Average Small-Cap     S&P SmallCap 600/BARRA     Wilshire 5000
              Institutional Shares*         Value Fund**             Value Index               Index
 1999 12             9950000                   10000000                10000000               10000000
 1999 12            10180126                   10282696                10282696               10282696
 2000 03            10438783                   10834877                10574099               10675185
 2000 06            10607581                   10955184                10774216               10196528
 2000 09            11373009                   11661605                11604606               10213356
 2000 12            12486600                   12109931                12427740                9152918



                                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                                        PERIODS ENDED DECEMBER 31, 2000         FINAL VALUE OF
                                                                      ----------------------------------         A $10,000,000
                                                                       1 YEAR            SINCE INCEPTION            INVESTMENT
------------------------------------------------------------------------------------------------------------------------------
          Small-Cap Value Index Fund Institutional Shares*            21.43%                     23.17%            $12,486,600
          Average Small-Cap Value Fund**                              17.77                      19.68              12,109,931
          S&P SmallCap 600/BARRA Value Index                          20.86                      22.47              12,412,331
          Wilshire 5000 Index                                        -10.99                      -7.97               9,152,918
------------------------------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.5% transaction fee on purchases. **Derived from data provided by Lipper Inc.

                                      ----

A REPORT
  on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. The fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                                                                            PERIODS ENDED DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                                             ONE YEAR               FIVE YEARS*                    TEN YEARS
                                                      -----------------------------------------------------------------------------

                                                      PRE-TAX       AFTER-TAX  PRE-TAX      AFTER-TAX       PRE-TAX       AFTER-TAX
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index Fund                                   -2.7%           -6.3%    11.4%           8.7%         16.2%           14.0%
Small-Cap Index Fund Institutional Shares              -2.6            -6.2      7.9            5.0            --              --
Average Small Blend Fund**                             12.8             9.7     13.0           10.4          15.9            13.0
-----------------------------------------------------------------------------------------------------------------------------------

Small-Cap Growth Index Fund                             1.6%            0.1%     5.8%           5.1%           --              --
Average Small Growth Fund**                            -5.7            -9.7     14.6           11.4            --              --
-----------------------------------------------------------------------------------------------------------------------------------

Small-Cap Value Index Fund                             21.9%           18.8%     3.8%           1.8%           --              --
Small-Cap Value Index Fund Institutional Shares        22.0            18.9     23.7           18.3            --              --
Average Small Value Fund**                             17.0            15.3     12.3           10.2            --              --
-----------------------------------------------------------------------------------------------------------------------------------

 *For Vanguard Small-Cap Growth and Small-Cap Value Index Funds, returns are annualized since inception on May 21, 1998; for Small-Cap Index Fund Institutional Shares, inception was July 7, 1997; for Small-Cap Value Institutional Shares, inception was December 7, 1999.
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets. We must stress that because many interrelated factors affect how tax-friendly a fund may be, it is very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives. Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

--------------------------------------------------------------------------------

A NOTE ABOUT OUR CALCULATIONS: Pre-tax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.



                                      ----

FINANCIAL STATEMENTS
  December 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------
                                                                                   MARKET
                                                                                   VALUE*
SMALL-CAP INDEX FUND                                             SHARES             (000)
-----------------------------------------------------------------------------------------
COMMON STOCKS (99.7%)(1)
-----------------------------------------------------------------------------------------
*   Caremark Rx, Inc.                                         1,129,852        $   15,324
*   Laboratory Corp. of America
      Holdings                                                   86,665            15,253
*   Invitrogen Corp.                                            171,978            14,855
*   Health Net Inc.                                             512,270            13,415
*   Manugistics Group, Inc.                                     230,300            13,127
*   AmeriSource Health Corp.                                    255,400            12,898
*   Enzon, Inc.                                                 205,200            12,735
    Investors Financial
      Services Corp.                                            147,804            12,711
    Astoria Financial Corp.                                     221,600            12,036
    Arthur J. Gallagher & Co.                                   188,800            12,012
*   NetIQ Corp.                                                 135,500            11,839
*   Humana, Inc.                                                773,300            11,793
*   Plantronics, Inc.                                           243,700            11,454
*   Interwoven, Inc.                                            171,900            11,335
*   Lincare Holdings, Inc.                                      197,700            11,281
*   OSI Pharmaceticals, Inc.                                    139,800            11,201
    Bank United Corp. Class A                                   160,700            10,958
    Centex Corp.                                                290,000            10,893
    Cullen/Frost Bankers, Inc.                                  256,200            10,712
    Commerce Bancorp, Inc.                                      155,659            10,643
*   Informatica Corp.                                           268,700            10,630
*   Varian Medical Systems, Inc.                                155,300            10,551
*   Venator Group, Inc.                                         679,759            10,536
    Bergen Brunswig Corp. Class A                               665,200            10,530
*   AmeriCredit Corp.                                           386,400            10,529
*   Mettler-Toledo International Inc.                           191,700            10,424
*   Pactiv Corp.                                                837,900            10,369
    MDU Resources Group, Inc.                                   317,487            10,318
    Precision Castparts Corp.                                   244,900            10,301
*   Indymac Bancorp, Inc. REIT                                  334,900             9,880
    Omnicare, Inc.                                              453,900             9,816
    Fidelity National Financial, Inc.                           264,692             9,777
*   Pioneer Natural Resources Co.                               491,000             9,667
    Cross Timbers Oil Co.                                       346,937             9,628
*   ACNielson Corp.                                             264,900             9,603
    OGE Energy Corp.                                            385,200             9,413
    Eaton Vance Corp.                                           290,500             9,369
*   Abercrombie & Fitch Co.                                     460,032             9,201
*   Catellus Development Corp.                                  525,500             9,196
    ALLETE                                                      366,100             9,084
    IDACORP, Inc.                                               183,900             9,023
    First American Corp.                                        272,100             8,945
    Conectiv, Inc.                                              438,600             8,799
*   Medicis Pharmaceutical Corp.                                148,450             8,777
*   Mentor Graphics Corp.                                       318,500             8,739
    Lennar Corp.                                                240,870             8,732
*   Inhale Therapeutic Systems                                  171,400             8,656
*   Shaw Group, Inc.                                            172,500             8,625
    Western Resources, Inc.                                     345,400             8,570
    Kansas City Power & Light Co.                               305,600             8,385
    Great Lakes Chemical Corp.                                  225,300             8,378
    Fulton Financial Corp.                                      362,605             8,363
    Allied Capital Corp.                                        399,300             8,335



                                      ----

-----------------------------------------------------------------------------------------
                                                                                   MARKET
                                                                                   VALUE*
                                                                 SHARES             (000)
-----------------------------------------------------------------------------------------
    Teleflex Inc.                                               188,100        $    8,312
    Roslyn Bancorp, Inc.                                        302,700             8,267
*   Aeroflex, Inc.                                              285,250             8,223
*   Smithfield Foods, Inc.                                      269,600             8,196
*   Manor Care, Inc.                                            395,900             8,165
    Greater Bay Bancorp                                         198,000             8,118
*   Barrett Resources Corp.                                     142,700             8,107
    CNF Inc.                                                    238,700             8,071
*   Myriad Genetics, Inc.                                        96,900             8,018
    Snap-On Inc.                                                286,700             7,992
    Newport News Shipbuilding Inc.                              153,400             7,977
*   Cytec Industries, Inc.                                      199,200             7,955
*   LifePoint Hospitals, Inc.                                   158,635             7,952
    Metris Cos., Inc.                                           300,213             7,899
*   Whole Foods Market, Inc.                                    129,100             7,891
*   Lear Corp.                                                  316,600             7,856
*   Documentum, Inc.                                            158,100             7,856
*   Coventry Health Care Inc.                                   293,900             7,843
    Peoples Energy Corp.                                        173,500             7,764
    Cummins Engine Co., Inc.                                    204,000             7,739
    Vectren Corp.                                               301,728             7,732
    WestAmerica Bancorporation                                  179,300             7,710
*   Payless ShoeSource, Inc.                                    108,944             7,708
    Alberto-Culver Co. Class B                                  177,000             7,578
    StanCorp Financial Group, Inc.                              157,200             7,506
*   Stillwater Mining Co.                                       189,850             7,471
    Arden Realty Group, Inc. REIT                               294,600             7,402
    Kaufman & Broad Home Corp.                                  217,900             7,340
*   Silicon Valley Bancshares                                   211,600             7,313
*   Barr Labs Inc.                                              100,100             7,301
*   Anaren Microwave, Inc.                                      108,600             7,296
*   Fisher Scientific
      International Inc.                                        197,500             7,283
    Washington Federal Inc.                                     255,900             7,277
    Highwood Properties, Inc. REIT                              288,800             7,184
    Health Care Properties
      Investors REIT                                            237,282             7,089
*   Sensormatic Electronics Corp.                               353,150             7,085
    BRE Properties Inc. Class A REIT                            222,948             7,065
    Sky Financial Group, Inc.                                   417,353             6,991
*   Netegrity, Inc.                                             128,050             6,963
    WGL Holdings Inc.                                           228,200             6,946
    Callaway Golf Co.                                           371,000             6,910
    ONEOK, Inc.                                                 143,500             6,906
    Webster Financial Corp.                                     240,400             6,806
*   Patterson Energy, Inc.                                      182,700             6,806
    Skywest, Inc.                                               235,100             6,759
    Raymond James Financial, Inc.                               193,600             6,752
    HON Industries, Inc.                                        263,400             6,717
    Citizens Banking Corp.                                      230,492             6,699
    Leucadia National Corp.                                     186,200             6,598
    Ball Corp.                                                  143,200             6,596
    Lubrizol Corp.                                              256,100             6,595
*   Barnes & Noble, Inc.                                        246,800             6,540
    Franchise Finance Corp.
      of America REIT                                           278,900             6,502
    Ethan Allen Interiors, Inc.                                 193,500             6,482
    First Industrial Realty Trust REIT                          190,100             6,463
*   Cell Therapeutics, Inc.                                     143,300             6,457
    Lee Enterprises, Inc.                                       216,000             6,439
*   Suiza Foods Corp.                                           133,500             6,408
    OM Group, Inc.                                              117,200             6,402
    Carlisle Co., Inc.                                          148,700             6,385
*   The Neiman Marcus Group, Inc.
      Class A                                                   179,400             6,380
    D. R. Horton, Inc.                                          260,422             6,364
*   Aviron                                                       94,700             6,327
    Camden Property Trust REIT                                  188,087             6,301
*   Orthodontic Centers of
      America, Inc.                                             201,300             6,291
*   Scholastic Corp.                                             70,600             6,257
    Pulte Corp.                                                 147,800             6,235
    Pogo Producing Co.                                          200,300             6,234
    Sierra Pacific Resources                                    387,096             6,218
*   Renal Care Group, Inc.                                      226,150             6,201
    Mitchell Energy &
      Development Corp. Class A                                 101,200             6,199
*   DaVita, Inc.                                                361,400             6,189
    Solutia, Inc.                                               508,900             6,107
*(3)ResMed Inc.                                                 152,300             6,073
    Cleco Corp.                                                 110,800             6,066
    Hawaiian Electric Industries Inc.                           162,200             6,032
*   Chesapeake Energy Corp.                                     595,180             6,026
*   Cabot Microelectronics Corp.                                116,000             6,025
    Houghton Mifflin Co.                                        129,800             6,019
*   Reebok International Ltd.                                   219,900             6,012
*   Southwest Bancorporation of
      Texas, Inc.                                               140,000             6,011
    Dain Rauscher Corp.                                          63,300             5,994
*   Province Healthcare Co.                                     151,750             5,975
*   Affiliated Managers Group, Inc.                             108,700             5,965
    Trustmark Corp.                                             284,000             5,964
*   Plexus Corp.                                                195,700             5,947
(3) Piedmont Natural Gas, Inc.                                  155,551             5,940
    National Data Corp.                                         161,600             5,919
*   Exar Corp.                                                  190,500             5,902
*   Polo Ralph Lauren Corp.                                     264,000             5,890
    Meredith Corp.                                              182,800             5,884
    AGL Resources Inc.                                          266,400             5,877
    Valspar Corp.                                               182,400             5,870
    Crompton Corp.                                              557,062             5,849
*   Advance Paradigm, Inc.                                      128,500             5,847
*   Advanced Digital
      Information Corp.                                         254,000             5,842
    Tupperware Corp.                                            283,800             5,800
*   Apria Healthcare                                            194,800             5,795
*   Timberland Co.                                               86,500             5,785
    Downey Financial Corp.                                      105,146             5,783



                                      ----

-----------------------------------------------------------------------------------------
                                                                                   MARKET
                                                                                   VALUE*
SMALL-CAP INDEX FUND                                             SHARES             (000)
-----------------------------------------------------------------------------------------
    First Midwest Bancorp                                       201,121        $    5,782
*   Avocent Corp.                                               214,000             5,778
*   Cerner Corp.                                                124,900             5,777
    Mercury General Corp.                                       131,500             5,770
    Weingarten Realty Investors
      REIT                                                      131,775             5,765
*   Investment Technology
      Group, Inc.                                               137,700             5,749
*   Retek Inc.                                                  235,845             5,749
    York International Corp.                                    186,900             5,735
    Millennium Chemicals, Inc.                                  315,500             5,718
*   EMCORE Corp.                                                120,800             5,678
    New Plan Excel Realty Trust
      REIT                                                      431,800             5,667
    Reckson Associates Realty
      Corp. REIT                                                225,800             5,659
*   Albany Molecular Research, Inc.                              91,500             5,639
    Hospitality Properties Trust REIT                           248,700             5,627
*   CV Therapeutics, Inc.                                        79,300             5,610
    Clayton Homes Inc.                                          487,617             5,608
    Cambrex Corp.                                               123,800             5,602
*   Labranche & Co. Inc.                                        182,900             5,590
*   Triad Hospitals, Inc.                                       170,979             5,567
*   Quorum Health Group, Inc.                                   353,450             5,567
*   Jack in the Box Inc.                                        188,900             5,561
    C & D Technology Inc.                                       128,700             5,558
*   Tetra Tech, Inc.                                            174,302             5,556
    FelCor Lodging Trust, Inc. REIT                             231,900             5,551
*   NPS Pharmaceuticals Inc.                                    115,600             5,549
*   Proxim, Inc.                                                128,932             5,544
    RGS Energy Group Inc.                                       170,000             5,514
    Hudson United Bancorp                                       263,151             5,510
*(3)Corixa Corp.                                                197,166             5,496
    United Dominion Realty Trust
      REIT                                                      507,150             5,484
*   SBA Communications Corp.                                    133,400             5,478
    Alpharma, Inc. Class A                                      124,734             5,473
*   Mohawk Industries, Inc.                                     199,700             5,467
*   Linens 'n Things, Inc.                                      197,800             5,464
    HCC Insurance Holdings, Inc.                                202,550             5,456
*   Molecular Devices Corp.                                      79,600             5,448
    Cousins Properties, Inc. REIT                               194,763             5,441
    Harman International
      Industries, Inc.                                          148,750             5,429
*   Varian, Inc.                                                160,000             5,420
*   STERIS Corp.                                                335,400             5,408
    Philadelphia Suburban Corp.                                 220,300             5,397
*   Actuate Software Corp.                                      281,600             5,386
*   NVR, Inc.                                                    43,400             5,364
    Dean Foods Corp.                                            174,700             5,361
    Donaldson Co., Inc.                                         192,600             5,357
*   Hain Celestial Group, Inc.                                  163,200             5,304
    Rayonier Inc.                                               133,200             5,303
*   Stone Energy Corp.                                           81,800             5,280
*   Advent Software, Inc.                                       131,300             5,260
*   Cirrus Logic                                                279,400             5,239
    Alexander & Baldwin, Inc.                                   199,400             5,234
    Colonial BancGroup, Inc.                                    486,200             5,227
*   Grey Wolf, Inc.                                             888,800             5,222
    Louisiana-Pacific Corp.                                     515,100             5,215
    Commercial Federal Corp.                                    268,000             5,209
*   Freeport-McMoRan Copper &
      Gold Inc. Class B                                         607,987             5,206
    National Service Industries, Inc.                           202,500             5,202
    Bindly Western Industries, Inc.                             125,100             5,199
    Independence Community
      Bank Corp.                                                325,000             5,180
    Vintage Petroleum, Inc.                                     240,500             5,171
*   Impath, Inc.                                                 77,600             5,160
    Aptargroup Inc.                                             175,600             5,158
*   Jacobs Engineering Group Inc.                               111,500             5,150
*   Furniture Brands
      International Inc.                                        244,100             5,141
    Dillard's Inc.                                              432,500             5,109
*   Edwards Lifesciences Corp.                                  287,300             5,100
*   Markel Corp.                                                 28,100             5,086
    CBRL Group, Inc.                                            279,500             5,083
*   The Cheesecake Factory                                      132,329             5,078
    Pittston Brink's Group                                      255,400             5,076
    BancorpSouth, Inc.                                          416,238             5,073
*(3)Sirius Satellite Radio, Inc.                                169,300             5,068
    Corn Products International, Inc.                           174,200             5,063
*   Zebra Technologies Corp.
      Class A                                                   123,800             5,051
    Black Hills Corp.                                           112,750             5,046
*   Key Energy Services, Inc.                                   481,800             5,029
*   Zale Corp.                                                  172,800             5,022
*   Pure Resources, Inc.                                        247,200             5,006
    Pennzoil-Quaker State Co.                                   388,400             5,001
    Sensient Technologies Corp.                                 218,700             4,975
    Charles E. Smith Residential
      Realty, Inc. REIT                                         105,700             4,968
    CTS Corp.                                                   136,300             4,966
    Roper Industries Inc.                                       150,200             4,966
    Essex Property Trust, Inc. REIT                              90,300             4,944
*   Forest Oil Corp.                                            133,920             4,938
*   Mercury Computer Systems, Inc.                              106,000             4,922
    Pier 1 Imports Inc.                                         477,000             4,919
    Ryder System, Inc.                                          295,800             4,918
    HRPT Properties Trust REIT                                  650,000             4,916
    IDEX Corp.                                                  148,000             4,903
*   Aspen Technologies, Inc.                                    147,000             4,888
*   Veeco Instruments, Inc.                                     121,400             4,871
    Harsco Corp.                                                196,500             4,851
    Technitrol, Inc.                                            117,400             4,828
    John Wiley & Sons Class A                                   224,400             4,825
    CenterPoint Properties Corp.
      REIT                                                      102,100             4,824



                                      ----

-----------------------------------------------------------------------------------------
                                                                                   MARKET
                                                                                   VALUE*
                                                                 SHARES             (000)
-----------------------------------------------------------------------------------------
*   J.D. Edwards & Co.                                          270,500        $    4,818
*   Silicon Valley Group, Inc.                                  167,500             4,816
    Prentiss Properties Trust REIT                              178,700             4,814
*   Alexion Pharmaceuticals, Inc.                                74,100             4,812
    WPS Resources Corp.                                         130,300             4,797
    BorgWarner, Inc.                                            119,400             4,776
    Universal Corp.                                             136,200             4,767
*   O'Reilly Automotive, Inc.                                   177,800             4,756
*   Alleghany Corp.                                              23,138             4,755
    Avista Corp.                                                231,700             4,750
*   Sotheby's Holdings Class A                                  204,700             4,746
*   Louis Dreyfus Natural Gas Corp.                             103,596             4,746
*   HNC Software, Inc.                                          159,000             4,720
*   Imperial Bancorp                                            179,796             4,720
    Briggs & Stratton Corp.                                     106,200             4,713
*   Tom Brown, Inc.                                             143,100             4,704
    Polaris Industries, Inc.                                    118,200             4,698
    La-Z-Boy Inc.                                               298,200             4,697
*   Respironics, Inc.                                           164,691             4,694
    Potlatch Corp.                                              139,800             4,692
    Ruby Tuesday, Inc.                                          305,600             4,660
*   FileNet Corp.                                               170,700             4,651
    Dial Corp.                                                  421,400             4,635
    St. Mary Land & Exploration Co.                             138,280             4,606
    Public Service Co. of
      New Mexico                                                171,600             4,601
*   UTI Energy Corp.                                            139,800             4,596
    Trinity Industries, Inc.                                    183,400             4,585
*   Pharmaceutical Product
      Development, Inc.                                          92,171             4,580
*   American Eagle Outfitters, Inc.                             108,300             4,576
*   Insight Communications Co., Inc.                            193,643             4,551
*   CEC Entertainment Inc.                                      132,900             4,535
*   Borders Group, Inc.                                         386,400             4,516
*   Veritas DGC Inc.                                            139,800             4,516
*   Black Box Corp.                                              93,400             4,512
*   Extended Stay America, Inc.                                 350,100             4,499
*   Lone Star Technologies, Inc.                                116,600             4,489
*   Eclipsys Corp.                                              183,000             4,483
*   Iomega Corp.                                              1,330,100             4,482
*   Mueller Industries Inc.                                     166,900             4,475
*   Alliant Techsystems, Inc.                                    67,000             4,472
*   Footstar Inc.                                                89,800             4,445
*   SEACOR SMIT Inc.                                             83,950             4,418
    Federal Signal Corp.                                        224,400             4,404
    Kennametal, Inc.                                            149,800             4,363
*   Coherent, Inc.                                              133,600             4,342
    RPM Inc. (Ohio)                                             505,200             4,326
*   Men's Wearhouse, Inc.                                       158,450             4,318
    Energen Corp.                                               133,900             4,310
    Horace Mann Educators Corp.                                 200,600             4,288
*   Trimeris, Inc.                                               78,100             4,286
*   Michaels Stores, Inc.                                       161,618             4,283
*   Mid Atlantic Medical
      Services, Inc.                                            214,700             4,254
    Storage USA, Inc. REIT                                      133,800             4,248
*   Storage Technology Corp.                                    470,500             4,234
*   Swift Transportation Co., Inc.                              213,400             4,228
    Healthcare Realty Trust Inc. REIT                           198,907             4,227
*   IntraNet Solutions, Inc.                                     82,700             4,218
    Lancaster Colony Corp.                                      150,100             4,212
    Church & Dwight, Inc.                                       189,000             4,205
*   Southern Union Co.                                          158,615             4,203
*   Beverly Enterprises, Inc.                                   511,700             4,189
    Washington REIT                                             176,850             4,178
*   MRV Communications Inc.                                     310,900             4,158
    Park National Corp.                                          46,360             4,158
*   Toll Brothers, Inc.                                         101,600             4,153
    Graco, Inc.                                                 100,125             4,143
    Ametek Aerospace Products Inc.                              159,100             4,127
    Blyth, Inc.                                                 169,950             4,100
    Cabot Oil & Gas Corp. Class A                               131,026             4,086
    Provident Financial Group, Inc.                             108,600             4,072
    Whitney Holdings                                            112,150             4,072
*   ImmunoGen, Inc.                                             189,800             4,069
*   Bally Total Fitness Holding Corp.                           120,100             4,068
*   Titan Pharmaceuticals, Inc.                                 115,000             4,067
    Methode Electronics, Inc.
      Class A                                                   176,900             4,058
    W.R. Berkley Corp.                                           85,775             4,047
    Invacare Corp.                                              118,100             4,045
*   Pacific Sunwear of California                               157,662             4,040
*   Heidrick & Struggles
      International, Inc.                                        95,400             4,013
    ArvinMeritor, Inc.                                          351,250             3,995
    Chittenden Corp.                                            131,257             3,979
    Delta & Pine Land Co.                                       189,900             3,976
*   Flowserve Corp.                                             186,006             3,976
*   Korn/Ferry International                                    186,900             3,972
    Doral Financial Corp.                                       164,000             3,967
    Ferro Corp.                                                 171,700             3,949
    Olin Corp.                                                  178,400             3,947
*   Copart, Inc.                                                183,500             3,945
    The McClatchy Co. Class A                                    92,400             3,938
*   Haemonetics Corp.                                           127,350             3,932
    Community First Bankshares                                  208,200             3,930
*   Syncor International Corp.                                  107,700             3,917
    USFreightways Corp.                                         130,100             3,913
*   Barra, Inc.                                                  82,850             3,904
*   Cubist Pharmaceuticals, Inc.                                134,400             3,898
*   Henry Schein, Inc.                                          112,500             3,895
    Earthgrains Co.                                             209,744             3,880
    Brown & Brown, Inc.                                         110,700             3,874
*   Performance Food Group Co.                                   75,450             3,868
*   United Stationers, Inc.                                     160,900             3,862
*   Dal-Tile International Inc.                                 272,000             3,859


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                                                                                   MARKET
                                                                                   VALUE*
SMALL-CAP INDEX FUND                                             SHARES             (000)
-----------------------------------------------------------------------------------------
    Cabot Industrial Trust REIT                                 200,700        $    3,851
*   ADVO, Inc.                                                   86,550             3,841
    Atmos Energy Corp.                                          157,448             3,838
    Staten Island Bancorp, Inc.                                 179,200             3,830
*   Cell Genesys, Inc.                                          167,853             3,829
*   CuraGen Corp.                                               139,900             3,821
*   R.H. Donnelley Corp.                                        157,000             3,817
    New Jersey Resources Corp.                                   87,600             3,789
*   Silicon Graphics, Inc.                                      947,000             3,788
    Jefferies Group, Inc.                                       121,132             3,785
*   The Corporate Executive
      Board Co.                                                  95,000             3,778
*   Ogden Corp.                                                 245,700             3,778
*   Varian Semiconductor
      Equipment Associates, Inc.                                158,500             3,764
*   Dionex Corp.                                                109,100             3,764
*   Symyx Technologies                                          104,500             3,762
*   Price Communications Corp.                                  222,835             3,746
*   BlackRock, Inc.                                              89,200             3,746
    Kilroy Realty Corp. REIT                                    130,900             3,739
*   Electro Scientific Industries, Inc.                         133,500             3,738
*   Career Education Corp.                                       95,500             3,736
    Bob Evans Farms, Inc.                                       174,700             3,723
*   Packaging Corp. of America                                  230,500             3,717
*   Insituform Technologies Class A                              93,200             3,716
    FactSet Research Systems Inc.                               100,200             3,714
    Federal Realty Investment Trust
      REIT                                                      195,300             3,711
    Dole Food Co.                                               226,600             3,710
    American National Insurance Co.                              50,800             3,708
*   Ligand Pharmaceuticals Inc.
      Class B                                                   264,600             3,704
    Trustco Bank                                                303,802             3,702
*   Cymer, Inc.                                                 143,600             3,695
    Kaydon Corp.                                                148,000             3,681
    CH Energy Group, Inc.                                        82,200             3,678
    The Timken Co.                                              242,700             3,671
*   Cerus Corp.                                                  48,700             3,665
    Regency Realty Corp. REIT                                   154,000             3,648
*   Alaska Air Group, Inc.                                      122,400             3,641
*   Cable Design Technologies                                   216,425             3,639
*   Swift Energy Co.                                             96,620             3,635
*   Teledyne Technologies, Inc.                                 153,358             3,623
    United Bankshares, Inc.                                     170,300             3,619
    Developers Diversified Realty
      Corp. REIT                                                271,400             3,613
*   Education Management Corp.                                  100,900             3,607
    Claire's Stores, Inc.                                       201,000             3,605
*(3)Transkaryotic Therapies, Inc.                                98,900             3,604
    Hooper Holmes, Inc.                                         325,600             3,601
*   Journal Register Co.                                        224,100             3,600
    Florida Rock Industries, Inc.                                92,000             3,599
    Shurgard Storage Centers, Inc.
      Class A REIT                                              147,100             3,595
*   IDEXX Laboratories Corp.                                    163,200             3,590
*   El Paso Electric Co.                                        270,700             3,573
    AGCO Corp.                                                  294,400             3,570
*   Sodexho Marriott Services, Inc.                             161,075             3,564
*   Choice Hotel International, Inc.                            260,200             3,561
*   Noven Pharmaceuticals, Inc.                                  95,100             3,554
    Alfa Corp.                                                  193,400             3,554
*   Avant! Corp.                                                194,038             3,553
    AK Steel Corp.                                              405,000             3,544
    Pacific Capital Bancorp                                     126,000             3,544
*   Avis Group Holdings, Inc.                                   108,700             3,539
    Phoenix Investment
      Partners Ltd.                                             225,500             3,537
    Peoples Bank Bridgeport                                     136,400             3,529
    Manitowac Co., Inc.                                         121,700             3,529
    UIL Holdings Corp.                                           70,850             3,525
*   GTech Holdings Corp.                                        171,200             3,520
    CONSOL Energy, Inc.                                         126,000             3,520
    Applebee's International, Inc.                              111,900             3,518
*(3)FuelCell Energy, Inc.                                        51,300             3,517
    Longs Drug Stores, Inc.                                     145,700             3,515
    Nordson Corp.                                               137,000             3,494
    Richmond County Financial Corp.                             133,400             3,485
    Brandywine Realty Trust REIT                                168,000             3,475
*   Wisconsin Central
      Transportation Corp.                                      229,400             3,455
    Longview Fibre Co.                                          255,600             3,451
*   SPS Technologies, Inc.                                       62,900             3,448
    MDC Holdings, Inc.                                          104,600             3,446
*   Computer Network
      Technology Corp.                                          119,500             3,443
    Media General, Inc. Class A                                  94,500             3,440
    Minerals Technologies, Inc.                                 100,600             3,439
*   Verity, Inc.                                                142,900             3,438
    MeriStar Hospitality Corp. REIT                             174,434             3,434
*   Atlantic Coast Airlines
      Holdings Inc.                                              83,800             3,425
*   Dendrite International, Inc.                                152,900             3,421
*   Immunomedics Inc.                                           158,500             3,408
    Southwest Gas Corp.                                         155,100             3,393
    UGI Corp. Holding Co.                                       133,700             3,384
*   HS Resources Inc.                                            79,600             3,373
    Lincoln Electric Holdings                                   171,600             3,368
    Commerce Group, Inc.                                        123,700             3,362
*   Neurocrine Biosciences,Inc.                                 100,900             3,342
    Carter-Wallace, Inc.                                        100,100             3,341
    Tecumseh Products Co. Class A                                79,500             3,334
*   EGL, Inc.                                                   138,850             3,324
    Cooper Tire & Rubber Co.                                    312,300             3,318
    Western Gas Resources, Inc.                                  98,400             3,315
    Northwest Natural Gas Co.                                   124,950             3,311
*   Leap Wireless International, Inc.                           132,175             3,304
*   Rehabcare Corp.                                              64,200             3,298
*   Regeneron Pharmaceuticals, Inc.                              93,300             3,290



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                                                                                   MARKET
                                                                                   VALUE*
                                                                 SHARES             (000)
-----------------------------------------------------------------------------------------
*   Newpark Resources, Inc.                                     343,800        $    3,287
    Realty Income Corp. REIT                                    131,800             3,278
    Otter Tail Power Co.                                        118,000             3,274
*   Mapinfo Corp.                                                69,050             3,263
*   ILEX Oncology, Inc.                                         123,400             3,247
    Casey's General Stores                                      217,257             3,245
    Chateau Communities, Inc. REIT                              106,600             3,245
    MAF Bancorp, Inc.                                           114,051             3,243
    Liberty Corp.                                                79,700             3,243
*   Security Capital Group Inc. REIT
      Class B                                                   161,100             3,232
    Summit Properties, Inc. REIT                                124,200             3,229
    Gables Residential Trust REIT                               115,200             3,226
*   Waste Connections, Inc.                                      97,300             3,217
    Susquehanna Bancshares, Inc.                                194,775             3,214
    Carpenter Technology Corp.                                   91,800             3,213
*   Cal Dive International, Inc.                                120,400             3,206
*   Legato Systems, Inc.                                        430,900             3,205
    F & M National Corp.                                        122,579             3,202
*   Spherion Corp.                                              281,406             3,183
*   Aurora Biosciences Corp.                                    101,200             3,181
    PS Business Parks, Inc. REIT                                114,200             3,175
    Wallace Computer Services, Inc.                             186,300             3,167
    Oshkosh Truck Corp.                                          71,800             3,159
    Stewart & Stevenson
      Services, Inc.                                            139,010             3,156
*(3)DiamondCluster
      International, Inc.                                       103,250             3,149
    Banta Corp.                                                 123,700             3,144
*   AnnTaylor Stores Corp.                                      126,000             3,142
*   Sicor, Inc.                                                 217,460             3,140
    Texas Industries, Inc.                                      104,620             3,139
    Hollinger International, Inc.                               197,100             3,129
    CBL & Associates Properties, Inc.
      REIT                                                      123,500             3,126
    Wolverine World Wide, Inc.                                  204,340             3,116
*   On Assignment, Inc.                                         109,200             3,112
*   AXT, Inc.                                                    92,900             3,071
    Diagnostic Products Corp.                                    56,200             3,070
    Forest City Enterprise Class A                               78,300             3,069
    Belden, Inc.                                                120,800             3,065
*   Quantum Corp.-Hard Disk Drive                               381,900             3,055
*   LTX Corp.                                                   235,800             3,054
    Liberty Financial Cos., Inc.                                 68,500             3,053
*   Cost Plus, Inc.                                             103,850             3,051
*   Sonic Corp.                                                 130,650             3,046
*   Covance, Inc.                                               283,100             3,043
*   Rogers Corp.                                                 74,000             3,039
    SL Green Realty Corp. REIT                                  108,000             3,024
*   American Freightways                                        108,200             3,023
    U.S. Industries, Inc.                                       377,700             3,022
    Selective Insurance Group                                   124,400             3,017
*   Unit Corp.                                                  157,900             2,990
    American Greetings Corp.
      Class A                                                   316,200             2,984
    New York Community
      Bancorp, Inc.                                              81,172             2,983
    The Macerich Co. REIT                                       155,400             2,982
    Home Properties of New York,
      Inc. REIT                                                 106,400             2,972
*   Great Plains Software, Inc.                                  63,140             2,971
    Ohio Casualty Corp.                                         296,718             2,967
*   Accredo Health, Inc.                                         59,100             2,966
    UMB Financial Corp.                                          79,241             2,962
    Brady Corp. Class A                                          87,400             2,955
*   Constellation Brands, Inc.
      Class A                                                    50,300             2,955
    First Financial Bancorp                                     173,774             2,954
*   Fairfield Communities, Inc.                                 209,700             2,949
    J. M. Smucker Co.                                           105,200             2,940
*   Vicor Corp.                                                  96,800             2,940
    Nationwide Health Properties,
      Inc. REIT                                                 228,100             2,937
    Provident Bankshares Corp.                                  140,583             2,935
    Albemarle Corp.                                             118,420             2,931
*   Elantec Semiconductor, Inc.                                 105,200             2,919
    Superior Industries
      International, Inc.                                        92,400             2,916
*   Evergreen Resources, Inc.                                    75,500             2,916
*   Rent-A-Center, Inc.                                          84,500             2,915
    Sun Communities, Inc. REIT                                   86,700             2,904
    Owens & Minor, Inc. Holding Co.                             163,337             2,899
    Chelsea GCA Realty, Inc. REIT                                78,600             2,898
    Fair Issac & Co.                                             56,800             2,897
*   NCO Group, Inc.                                              95,250             2,893
*   Insight Enterprises, Inc.                                   161,100             2,890
*   Photronics Labs Inc.                                        123,200             2,887
*   XTRA Corp.                                                   60,100             2,885
    S & T Bancorp, Inc.                                         133,400             2,885
    Overseas Shipholding Group Inc.                             125,400             2,876
*   American Superconductor Corp.                               100,400             2,868
    First Commonwealth
      Financial Corp.                                           286,700             2,867
    G & K Services, Inc.                                        101,650             2,859
*   Littelfuse, Inc.                                             99,500             2,848
    Morgan Keegan, Inc.                                         107,200             2,841
    UniSource Energy Corp.                                      150,960             2,840
    The South Financial Group, Inc.                             214,322             2,840
    American Financial Holdings, Inc.                           137,600             2,838
*   Delphi Financial Group, Inc.                                 73,605             2,834
    American Capital Strategies, Ltd.                           112,400             2,831
*   Scotts Co.                                                   76,500             2,826
*   DSP Group Inc.                                              134,200             2,824
    Penton Media, Inc. Class A                                  105,000             2,822
    Capitol Federal Financial                                   168,400             2,821
    PolyOne Corp.                                               479,900             2,819


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                                                                                   MARKET
                                                                                   VALUE*
SMALL-CAP INDEX FUND                                             SHARES             (000)
-----------------------------------------------------------------------------------------
    Cooper Cos., Inc.                                            70,700        $    2,819
    Worthington Industries, Inc.                                348,200             2,807
    East West Bancorp, Inc.                                     112,300             2,800
*   Charming Shoppes, Inc.                                      466,000             2,796
*   InFocus Corp.                                               189,300             2,792
*   Trimble Navigation Ltd.                                     116,240             2,790
*   Forrester Research, Inc.                                     55,700             2,788
*   Biosite Diagnostics, Inc.                                    68,900             2,786
*   Syntroleum Corp.                                            163,800             2,785
*   Enzo Biochem, Inc.                                          111,703             2,779
*   Frontier Airlines, Inc.                                      89,300             2,763
    Amcore Financial                                            133,520             2,762
    Standard Pacific Corp.                                      117,900             2,756
*   VISIX Inc.                                                  263,200             2,747
*   The Boyds Collection, Ltd.                                  294,600             2,743
*   First Federal Financial Corp.                                84,650             2,735
*(3)Duane Reade Inc.                                             89,400             2,732
    Granite Construction Co.                                     94,100             2,723
*   Ultratech Stepper, Inc.                                     105,200             2,722
*   Pharmacyclics, Inc.                                          79,400             2,719
*   Imation Corp.                                               174,900             2,711
*   Kulicke & Soffa Industries, Inc.                            240,900             2,710
*   C-Cube Microsystems Inc.                                    219,800             2,706
    Milacron Inc.                                               168,277             2,703
*   Learning Tree International, Inc.                            54,600             2,703
*   AmeriPath, Inc.                                             107,900             2,698
*   Actel Corp.                                                 111,500             2,697
*   Perot Systems Corp.                                         291,500             2,678
    Republic Bancorp, Inc.                                      246,748             2,668
    Colonial Properties Trust REIT                              102,200             2,664
    Cathay Bancorp, Inc.                                         45,010             2,656
    Northwestern Corp.                                          114,800             2,655
    Helix Technology Corp.                                      111,800             2,647
    Georgia Gulf Corp.                                          154,800             2,641
*   Stericycle, Inc.                                             68,800             2,623
    Manufactured Home
      Communities, Inc. REIT                                     90,300             2,619
    H.B. Fuller Co.                                              66,350             2,618
    Ryland Group, Inc.                                           64,100             2,612
*   Sipex Corp.                                                 109,100             2,611
*   SERENA Software, Inc.                                        76,100             2,605
    International Bancshares Corp.                               76,246             2,602
*   Genesco, Inc.                                               106,400             2,600
*   Agribrands International, Inc.                               48,600             2,600
    Hilb, Rogal and Hamilton Co.                                 65,000             2,592
*   Prime Hospitality Corp.                                     222,800             2,590
    Texas Regional Bancshares, Inc.                              79,640             2,588
*   NYFIX, Inc.                                                 106,800             2,583
    Dreyer's Grand Ice Cream, Inc.                               80,100             2,583
*   Artesyn Technologies, Inc.                                  161,756             2,568
*   Priority Healthcare Corp. Class B                            62,900             2,567
*(3)MIPS Technologies, Inc. Class B                             100,664             2,565
    Wausau-Mosinee Paper Corp.                                  253,310             2,565
*   Forward Air Corp.                                            68,600             2,560
    Sterling Bancshares, Inc.                                   129,600             2,560
*   Illuminet Holdings, Inc.                                    111,300             2,553
*   Station Casinos, Inc.                                       170,500             2,547
*   Perrigo Co.                                                 306,800             2,541
*   Superior Energy Services, Inc.                              220,860             2,540
*   Atlas Air, Inc.                                              77,800             2,538
    ABM Industries                                               82,600             2,530
    N L Industries, Inc.                                        103,900             2,520
*   Kirby Corp.                                                 119,600             2,512
*   Hyperion Solutions Corp.                                    162,319             2,506
    Glenborough Realty Trust, Inc.
      REIT                                                      144,200             2,505
    Kellwood Co.                                                118,350             2,500
    Block Drug Co. Class A                                       47,303             2,492
    LNR Property Corp.                                          113,150             2,489
    Clarcor Inc.                                                120,225             2,487
    Baldor Electric Co.                                         117,527             2,483
*   Allen Telecom Inc.                                          138,160             2,478
*   Gartner Group, Inc. Class A                                 358,700             2,475
    Regis Corp.                                                 170,550             2,473
*   Administaff, Inc.                                            90,100             2,451
    First Bancorp/Puerto Rico                                   103,400             2,443
*   American Italian Pasta Co.                                   91,100             2,443
*   Pre-Paid Legal Services, Inc.                                95,300             2,430
*   Progress Software Corp.                                     167,900             2,424
*   ANADIGICS, Inc.                                             147,700             2,419
*   Neurogen Corp.                                               68,800             2,417
*   Valuevision International, Inc.
      Class A                                                   191,100             2,413
    Alexandria Real Estate Equities,
      Inc. REIT                                                  64,600             2,402
*   Yellow Corp.                                                117,950             2,401
*   F.Y.I. Inc.                                                  64,900             2,393
*   Brooks Automation, Inc.                                      85,200             2,391
*   MIPS Technologies, Inc.                                      89,500             2,388
    First Citizens BancShares
      Class A                                                    29,500             2,382
*   Unifi, Inc.                                                 266,300             2,380
*   Service Corp. International                               1,357,600             2,376
*   Triumph Group, Inc.                                          57,900             2,374
*   Digene Corp.                                                 53,000             2,368
*   Del Webb Corp.                                               80,896             2,366
    Werner Enterprises, Inc.                                    138,874             2,361
*   THQ Inc.                                                     96,850             2,361
*   Gene Logic Inc.                                             128,100             2,354
*   Anixter International Inc.                                  108,400             2,344
    Airborne, Inc.                                              239,500             2,335
*   Kent Electronics Corp.                                      141,500             2,335
    Fleming Cos., Inc.                                          197,500             2,333
*   IDT Corp.                                                   114,500             2,333
*   Aztar Corp.                                                 180,300             2,333
    Merchants New York
      Bancorporation                                             92,900             2,328


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
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                                                                                   MARKET
                                                                                   VALUE*
                                                                 SHARES             (000)
-----------------------------------------------------------------------------------------
*   CryoLife Inc.                                                76,800        $    2,323
    Health Care REIT, Inc.                                      142,800             2,320
    First Charter Corp.                                         155,500             2,313
    Bandag, Inc.                                                 57,000             2,312
    Empire District Electric Co.                                 87,670             2,307
*   Landstar System                                              41,600             2,306
    F.N.B. Corp.                                                109,720             2,304
*   WMS Industries, Inc.                                        114,300             2,300
    United Television, Inc.                                      19,829             2,300
*   Esterline Technologies Corp.                                 87,600             2,299
    Libbey, Inc.                                                 75,500             2,293
*   Ionics, Inc.                                                 80,700             2,290
*(3)Edison Schools Inc.                                          72,500             2,284
*   US Oncology, Inc.                                           361,682             2,283
*(3)Sunrise Assisted Living, Inc.                                91,200             2,280
*   Offshore Logistics, Inc.                                    105,600             2,275
    Modine Manufacturing Co.                                    109,600             2,274
*   Ralcorp Holdings, Inc.                                      138,600             2,270
*   Dollar Thrifty Automotive
      Group, Inc.                                               120,500             2,259
*   Sinclair Broadcast Group, Inc.                              225,200             2,259
*   Celeritek, Inc.                                              58,900             2,245
    Corus Bankshares Inc.                                        45,100             2,232
    Wellman, Inc.                                               157,500             2,225
*   ATMI, Inc.                                                  114,000             2,223
*   Steel Dynamics, Inc.                                        201,800             2,220
    Morrison Management
      Specialists, Inc.                                          63,540             2,218
    Kimball International, Inc.
      Class B                                                   152,900             2,217
*   Pharmacopeia, Inc.                                          101,600             2,216
    Reliance Steel & Aluminum Co.                                89,500             2,215
    Matthews International Corp.                                 70,100             2,212
*(3)SCM Microsystems,Inc.                                        66,955             2,209
*   SurModics, Inc.                                              60,000             2,209
    Tredegar Corp.                                              126,400             2,204
*   Citadel Communications Corp.                                183,600             2,203
*   UCAR International, Inc.                                    225,500             2,199
*   Amylin Pharmaceuticals, Inc.                                279,100             2,198
    Westbanco Inc.                                               93,479             2,197
*   SCP Pool Corp.                                               73,000             2,195
*   AremisSoft Corp.                                             51,400             2,194
*   Triad Guaranty, Inc.                                         66,000             2,186
*   Novoste Corp.                                                79,400             2,183
*   United Rentals, Inc.                                        162,300             2,181
*   Professional Detailing, Inc.                                 20,600             2,179
    Laclede Gas Co.                                              93,200             2,178
*   Matrix Pharmaceutical, Inc.                                 127,200             2,178
*   Tollgrade Communications, Inc.                               59,500             2,172
*   CUNO Inc.                                                    80,950             2,170
    Pan Pacific Retail Properties, Inc.
      REIT                                                       97,260             2,170
    UCBH Holdings, Inc.                                          46,500             2,168
*(3)Direct Focus, Inc.                                           64,500             2,165
*   The Dress Barn, Inc.                                         74,600             2,163
*   Remedy Corp.                                                130,600             2,163
*   Asyst Technologies, Inc.                                    160,600             2,158
*   IHOP Corp.                                                   99,400             2,156
    Tennant Co.                                                  44,900             2,155
    JLG Industries, Inc.                                        202,700             2,154
*   Quiksilver, Inc.                                            111,000             2,151
*   Benchmark Electronics, Inc.                                  95,300             2,150
    Grey Global Group Inc.                                        3,300             2,145
*   Avid Technology, Inc.                                       117,300             2,143
*   America West Holdings Corp.
      Class B                                                   167,100             2,141
*   Jones Lang Lasalle Inc.                                     154,100             2,138
    Park Electrochemical Corp.                                   69,600             2,136
*   Robert Mondavi Corp. Class A                                 39,400             2,133
    Integra Bank Corp.                                           83,366             2,131
    Tucker Anthony Sutro Corp.                                   86,600             2,127
    Arrow International, Inc.                                    56,400             2,125
*   Nautica Enterprises, Inc.                                   139,214             2,121
*   I-STAT Corp.                                                 80,200             2,120
    Hughes Supply, Inc.                                         117,950             2,116
*   Guilford Pharmaceuticals, Inc.                              117,000             2,106
    Russell Corp.                                               135,825             2,097
*   Terex Corp.                                                 129,300             2,093
    Enhance Financial Services
      Group, Inc.                                               135,000             2,084
*   Factory 2-U Stores Inc.                                      62,800             2,080
    Springs Industries Inc. Class A                              64,100             2,079
    NUI Corp.                                                    64,500             2,076
    Koger Equity, Inc. REIT                                     133,400             2,076
*   Simpson Manufacturing Co.                                    40,700             2,076
*   AirTran Holdings, Inc.                                      286,000             2,074
    Westfield America, Inc. REIT                                143,500             2,072
*   Alliance Pharmaceutical Corp.                               240,200             2,072
*   Xircom, Inc.                                                133,400             2,068
*   Western Digital Corp.                                       845,800             2,062
    The Toro Co.                                                 56,100             2,058
*   Sylvan Learning Systems, Inc.                               138,700             2,054
    Cornerstone Realty Income
      Trust, Inc. REIT                                          194,500             2,054
    Datascope Corp.                                              59,900             2,052
    GBC Bancorp                                                  53,300             2,045
*   ISIS Pharmaceuticals, Inc.                                  192,300             2,043
    Crawford & Co. Class B                                      175,550             2,041
*   Young Broadcasting Inc.                                      60,900             2,039
(3) Southwest Securities
      Group, Inc.                                                78,530             2,032
    Applied Industrial
      Technology, Inc.                                           98,800             2,032
*   K-V Pharmaceutical Co. Class B                               83,675             2,029
*   Priority Healthcare Corp. Class A                            49,714             2,029
    Mentor Corp.                                                103,900             2,026

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                                                                  MARKET
                                                                  VALUE-
SMALL-CAP INDEX FUND                            SHARES             (000)
-------------------------------------------------------------------------
*      Boca Resorts, Inc. Class A               140,500       $     2,020
       Interstate Bakeries Corp.                143,300             2,015
       Frontier Financial Corp.                  80,200             2,010
       LandAmerica Financial
         Group, Inc.                             49,600             2,006
       John H. Harland Co.                      141,900             2,004
*      About.Com, Inc.                           74,400             2,004
*      Maverick Tube Corp.                       88,500             2,002
       Kelly Services, Inc. Class A              84,700             2,001
       Pultizer, Inc.                            42,700             2,000
*      Oceaneering International, Inc.          102,600             1,994
*      Paxar Corp.                              195,356             1,990
*      Spinnaker Exploration Co.                 46,800             1,989
*      Systems & Computer
         Technology Corp.                       161,200             1,985
       Interface, Inc.                          228,400             1,984
*      Pericom Semiconductor Corp.              107,100             1,981
*      MAXIMUS, Inc.                             56,700             1,981
*      Concord Camera Corp.                     119,500             1,972
       Mid-America Apartment
         Communities, Inc. REIT                  87,200             1,967
*      ProBusiness Services, Inc.                73,900             1,963
*      Paxson Communications Corp.              164,100             1,959
       First Sentinel Bancorp Inc.              170,340             1,959
       Mid-State Bancshares                      55,100             1,956
*      Argosy Gaming Co.                        101,800             1,953
*      Papa John's International, Inc.           87,650             1,950
*      Input/Output, Inc.                       191,400             1,950
       Harleysville Group, Inc.                  66,500             1,945
       John Nuveen Co. Class A                   33,800             1,944
*      Rayovac Corp.                            136,500             1,937
*      Biotechnology General                    272,500             1,925
*      Three-Five Systems, Inc.                 106,900             1,924
*      Atwood Oceanics, Inc.                     43,800             1,919
*      ArthroCare Corp.                          98,400             1,919
*      IDX Systems Corp.                         76,680             1,917
*      The Topps Co., Inc.                      208,600             1,917
*      Too Inc.                                 152,920             1,912
*      Parker Drilling Co.                      377,400             1,911
*      Transaction Systems
         Architects, Inc.                       164,800             1,906
       Innkeepers USA Trust REIT                172,000             1,903
*      Oak Technology, Inc.                     218,800             1,901
       National Penn Bancshares Inc.             94,107             1,900
*      Buckeye Technology, Inc.                 135,000             1,898
       Kaman Corp. Class A                      112,300             1,895
*      PRI Automation, Inc.                     101,000             1,894
*      Kronos, Inc.                              61,150             1,892
*      RadiSys Corp.                             73,100             1,891
*      Cyberonics, Inc.                          81,345             1,891
*      Digital Insight Corp.                    104,700             1,891
*      Del Monte Foods Co.                      260,400             1,888
       Woodward Governor Co.                     42,100             1,884
*      SONICblue Inc.                           456,100             1,881
*      SonicWALL, Inc.                          115,700             1,880
*      Trico Marine Services, Inc.              121,700             1,879
       Michael Foods Group, Inc.                 62,300             1,877
       Greif Brothers Corp. Class A              65,600             1,870
       California Water Service Group            69,226             1,869
*      WebTrends Corp.                           64,500             1,866
       Rollins Truck Leasing                    233,137             1,865
       Madison Gas & Electric Co.                82,375             1,864
*      Commonwealth Telephone
         Enterprises, Inc.                       53,199             1,862
*      Modis Professional Services Inc.         451,100             1,861
       Century South Banks, Inc.                 55,200             1,860
       Bowne & Co., Inc.                        175,700             1,856
       Thomas Industries, Inc.                   79,750             1,854
       Anchor Bancorp Wisconsin Inc.            115,800             1,853
       Keithley Instruments Inc.                 42,800             1,843
*      WatchGuard Technologies, Inc.             58,200             1,841
*      Viasystems Group, Inc.                   221,400             1,840
*      Rare Hospitality International Inc.       82,300             1,836
       American States Water Co.                 49,700             1,833
*      Gaylord Entertainment Co.
         Class A                                 87,675             1,830
*      Emisphere Technologies, Inc.              73,100             1,828
*      Integrated Silicon Solution, Inc.        127,100             1,827
*      Crestline Capital Corp.                   70,900             1,826
       IKON Office Solutions, Inc.              729,600             1,824
       Arnold Industries, Inc.                  101,300             1,823
*(3)   Intermedia Communications Inc.           253,600             1,823
*      Meditrust Corp. REIT                     711,122             1,822
       Taubman Co. REIT                         166,600             1,822
*      Zygo Corp.                                64,400             1,821
*      Vical, Inc.                               98,400             1,820
       AMLI Residential Properties
         Trust REIT                              73,700             1,819
*      Neose Technologies, Inc.                  55,100             1,818
*(3)   PurchasePro.com, Inc.                    103,900             1,818
       Bedford Property Investors, Inc.
         REIT                                    89,700             1,816
*      Remec, Inc.                              188,300             1,812
*      Structural Dynamics
         Research Corp.                         180,306             1,803
       Argonaut Group, Inc.                      85,600             1,798
*      SBS Technologies, Inc.                    59,900             1,793
*      Tower Automotive, Inc.                   199,000             1,791
*      Salem Communications Corp.               119,800             1,790
       A.O. Smith Corp.                         104,600             1,785
*      ABIOMED, INC.                             73,500             1,782
*      SuperGen, Inc.                           128,300             1,780
*      Maxtor Corp.                             317,600             1,777
*      Natural Microsystems Corp.               179,800             1,776
       Regal-Beloit Corp.                       103,600             1,767
*(3)   Vail Resorts Inc.                         75,400             1,767


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                                                                  MARKET
                                                                  VALUE-
                                                SHARES             (000)
-------------------------------------------------------------------------
*      Tesoro Petroleum Corp.                   151,700       $     1,764
*      Basin Exploration Inc.                    68,800             1,754
       R.L.I. Corp.                              39,250             1,754
*      Frontline Capital Group                  131,800             1,753
*      School Specialty, Inc.                    87,300             1,751
       Republic Security Financial Corp.        242,319             1,749
       USEC Inc.                                405,000             1,747
*      Texas Biotechnology Corp.                203,200             1,745
*      DDi Corp.                                 64,000             1,744
*      BindView Development Corp.               185,400             1,744
       Hancock Holding Co.                       45,307             1,733
*      SeaChange International, Inc.             85,100             1,729
       EastGroup Properties, Inc. REIT           77,200             1,727
*(3)   The Children's Place
         Retail Stores, Inc.                     85,200             1,725
*      Advantage Learning
         Systems, Inc.                           51,300             1,725
*      PSS World Medical, Inc.                  344,762             1,724
       International Multifoods Corp.            84,600             1,718
       JDN Realty Corp. REIT                    162,650             1,718
       Pioneer Standard Electronics Inc.        156,050             1,717
*      PolyMedica Corp.                          51,400             1,715
       Rollins, Inc.                             85,500             1,715
*      Seitel, Inc.                              93,000             1,715
       Fleetwood Enterprises, Inc.              163,000             1,712
*      The TriZetto Group, Inc.                 102,500             1,710
*      Airgas, Inc.                             250,500             1,707
       Ruddick Corp.                            149,100             1,705
*      Avigen, Inc.                              82,100             1,704
       South Jersey Industries, Inc.             57,136             1,700
       MacDermid, Inc.                           89,400             1,699
*      Hutchinson Technology, Inc.              123,400             1,697
*      Key Production Company, Inc.              50,500             1,695
       Ventas, Inc. REIT                        301,100             1,694
*      Mediacom
         Communications Corp.                    98,500             1,693
*      Pinnacle Systems, Inc.                   228,900             1,688
*      Radiant Systems, Inc.                     82,100             1,683
       Burlington Coat Factory
         Warehouse Corp.                         88,840             1,682
*      AVANT
         Immunotherapeutics, Inc.               244,600             1,682
       ChemFirst Inc.                            76,200             1,681
       AAR Corp.                                132,700             1,675
*      Musicland Stores Corp.                   135,200             1,673
       Harbor Florida Bancshares, Inc.          111,984             1,673
       Brush Engineered Materials Inc.           82,800             1,672
*      Speedway Motorsports, Inc.                69,600             1,670
(3)    NBT Bancorp, Inc.                        114,186             1,670
*      Pennaco Energy, Inc.                      84,900             1,666
*      Lands' End, Inc.                          66,300             1,665
       Barnes Group, Inc.                        83,700             1,664
*      99 Cents Only Stores                      60,766             1,663
       Arch Chemicals, Inc.                      93,500             1,660
*(3)   Geron Corp.                              107,300             1,656
*      Heartland Express, Inc.                   72,608             1,656
       A. Schulman Inc.                         143,800             1,654
*      NCI Building Systems, Inc.                87,700             1,650
*      Rainbow Technologies, Inc.               104,200             1,648
*      Corinthian Colleges, Inc.                 43,400             1,646
*      Trammell Crow Co.                        121,950             1,646
       Premier National Bancorp, Inc.            79,010             1,644
       P.H. Glatfelter Co.                      132,000             1,643
*      AirGate PCS, Inc.                         46,200             1,640
*      Intermune Pharmaceuticals                 36,700             1,638
*      Houston Exploration Co.                   42,900             1,636
*      Saga Systems, Inc.                       142,900             1,634
*      Anchor Gaming                             41,800             1,630
       Patina Oil & Gas Corp.                    67,900             1,630
       Wabtec Corp.                             138,556             1,628
       GenCorp, Inc.                            169,040             1,627
*      Plains Resources                          77,000             1,627
       Chemical Finance                          69,407             1,622
       Southern Peru Copper Corp.               126,000             1,622
*      InterTan, Inc.                           139,250             1,619
       W Holding Co., Inc.                      138,800             1,614
*      Medical Assurance, Inc.                   96,596             1,612
       Elcor Corp.                               95,325             1,609
*      OfficeMax, Inc.                          559,300             1,608
*      Columbia Sportswear Co.                   32,300             1,607
*      Tularik, Inc.                             54,400             1,601
*         PETsMART, Inc.                        556,850             1,601
*      MEMC Electronic Materials, Inc.          164,500             1,594
*      MICROS Systems, Inc.                      87,300             1,593
*      Phoenix Technologies LTD.                118,000             1,591
       The Marcus Corp.                         114,500             1,589
       Spartech Corp.                            77,200             1,587
*      Power Integrations, Inc.                 137,800             1,585
       RFS Hotel Investors, Inc. REIT           121,100             1,582
*      Encompass Services Corp.                 312,245             1,581
*      Dril-Quip, Inc.                           46,100             1,576
       Lance, Inc.                              124,500             1,576
*      Cadiz Inc.                               176,200             1,575
       Chesapeake Corp. of Virginia              76,400             1,571
*      Azurix Corp.                             191,600             1,569
*      Electroglas, Inc.                        102,400             1,568
*      FEI Co.                                   68,800             1,565
*      Take-Two Interactive
         Software, Inc.                         136,000             1,564
*      Energy Conversion Devices, Inc.           77,100             1,561
*      ATS Medical, Inc.                        109,500             1,554
*      Coinstar, Inc.                           101,800             1,552
*      Stein Mart, Inc.                         133,300             1,550
*      Triarc Cos., Inc. Class A                 63,900             1,550
       First Financial Bankshares, Inc.          49,270             1,549
*      Bright Horizons
         Family Solutions, Inc.                  59,000             1,541
       Town & Country Trust REIT                 79,800             1,541


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
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                                                                  MARKET
                                                                  VALUE-
SMALL-CAP INDEX FUND                            SHARES             (000)
-------------------------------------------------------------------------
*      ITT Educational Services, Inc.            70,000       $     1,540
*      Comstock Resources, Inc.                 104,200             1,537
       Commercial Net Lease Realty
         REIT                                   150,100             1,529
*      Carreker Corp.                            44,000             1,529
*      Zoll Medical Corp.                        43,600             1,529
       Lennox International Inc.                197,200             1,528
*      Prima Energy Corp.                        43,650             1,528
*      Organogenesis, Inc.                      169,791             1,526
*      CB Richard Ellis Services, Inc.          104,329             1,526
*      Oakley, Inc.                             112,900             1,524
       Chemed Corp.                              45,200             1,520
       Commercial Metals Co.                     68,266             1,519
       Harleysville National Corp.               43,673             1,515
       The Stride Rite Corp.                    216,100             1,513
*      Inprise Corp.                            272,700             1,508
*      Microsemi Corp.                           54,100             1,505
*      eLoyalty Corp.                           232,425             1,503
       Seacoast Financial
         Services Corp.                         124,400             1,493
       Primex Technologies, Inc.                 46,800             1,492
*      Kenneth Cole Productions, Inc.            37,050             1,491
*      Armor Holdings, Inc.                      85,200             1,486
*      General Communication, Inc.              212,100             1,485
       Presidential Life Corp.                   99,300             1,483
       Southwestern Energy Co.                  142,900             1,483
*      Ryan's Family Steak Houses, Inc.         156,900             1,481
       Churchill Downs, Inc.                     49,600             1,479
*      Wit Soundview Group, Inc.                410,300             1,475
*      Aware, Inc.                               83,000             1,473
       Glimcher Realty Trust REIT               117,400             1,468
*      Concurrent Computer Corp.                272,200             1,463
       United National Bancorp                   76,246             1,463
       CVB Financial Corp.                       86,012             1,462
*      Scott Technologies, Inc.                  65,300             1,461
       J.B. Hunt Transport Services, Inc.        86,800             1,459
       Dime Community Bancshares                 57,700             1,457
       Great Lakes, Inc. REIT                    83,800             1,456
       Franklin Electric, Inc.                   21,200             1,452
*      Presstek, Inc                            138,200             1,451
*      Genlyte Group, Inc.                       60,900             1,446
       Promistar Financial Corp.                 83,093             1,445
*(3)   ParkerVision, Inc.                        39,400             1,443
*      Alliance Semiconductor Corp.             127,300             1,440
*      Arkansas Best Corp.                       78,500             1,438
       Parkway Properties Inc. REIT              48,400             1,437
       Bel Fuse, Inc.- Class B                   42,000             1,428
       Schweitzer-Mauduit
         International, Inc.                     74,500             1,427
*      Monaco Coach Corp.                        80,650             1,426
       PMA Capital Corp. Class A                 82,611             1,425
       Hickory Tech Corp.                        69,500             1,425
*      CoStar Group, Inc.                        60,220             1,423
*      Digital Island Inc.                      350,100             1,422
*      Rural Cellular Corp. Class A              48,000             1,422
*      Standard Microsystem                      70,200             1,422
*      DuPont Photomasks, Inc.                   26,900             1,421
*      Interdigital
         Communications Corp.                   262,800             1,421
       Capital Automotive REIT                  102,500             1,416
*      Acacia Research Corp.                     79,300             1,413
(3)    Semco Energy Inc.                         90,685             1,411
*      Chico's Fas, Inc.                         67,500             1,409
*      Palm Harbor Homes, Inc.                   89,229             1,405
       Cohu, Inc.                               100,800             1,405
*(3)   Valence Technology                       150,800             1,404
*      Hot Topic, Inc.                           85,400             1,404
*      Gardner Denver Inc.                       65,900             1,404
       NACCO Industries, Inc. Class A            31,995             1,398
       OceanFirst Financial Corp.                56,600             1,394
       Lindsay Manufacturing Co.                 61,495             1,391
       Oneida Ltd.                               74,935             1,391
*      Advanced Energy
         Industries, Inc.                        61,600             1,386
*      ITC DeltaCom, Inc.                       256,100             1,381
       Analogic Corp.                            30,900             1,377
*      RTI International Metals                  96,200             1,377
       First Merchants Corp.                     60,500             1,373
*      JDA Software Group, Inc.                 104,350             1,363
       Quanex Corp.                              67,700             1,362
       Charter Municipal Mortgage
         Acceptance Co.                         101,300             1,361
       Lone Star Steakhouse &
         Saloon, Inc.                           141,400             1,361
       Kansas City Life Insurance Co.            38,460             1,361
*      Washington Group
         International, Inc.                    166,100             1,360
       Phillips-Van Heusen Corp.                104,600             1,360
       Bank of Granite Corp.                     58,463             1,359
       Zenith National Insurance Corp.           46,200             1,357
*      Playtex Products, Inc.                   141,000             1,357
       Arch Coal, Inc.                           95,800             1,353
*      Trans World
         Entertainment Corp.                    151,150             1,351
*      MGI Pharma, Inc.                          81,800             1,350
*      M.S. Carriers, Inc.                       41,200             1,349
*(3)   Biopure Corp.                             67,300             1,346
*      Isle of Capri Casinos, Inc.              126,600             1,345
*(3)   EntreMed, Inc.                            77,900             1,344
*      NBTY, Inc.                               282,400             1,341
*      PAREXEL International Corp.              123,900             1,340
*(3)   Zoran Corp.                               86,400             1,339
*      Nuevo Energy Co.                          77,300             1,338
*      Genzyme Transgenics Corp.                 93,400             1,337
*      Bio-Rad Laboratories, Inc.
         Class A                                 42,000             1,336
*      Genrad, Inc.                             133,400             1,334

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
-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
                                                SHARES             (000)
-------------------------------------------------------------------------
       National Golf Properties, Inc.
         REIT                                    64,800       $     1,332
*      C-COR Electronics, Inc.                  137,100             1,332
       Riggs National Corp.                      95,200             1,327
*      Interlogix, Inc.                          70,107             1,323
*      Wyndham International, Inc.
         Class A                                756,100             1,323
*      INAMED Corp.                              64,700             1,322
*      Intergraph Corp.                         220,200             1,321
       Baldwin & Lyons, Inc. Class B             56,400             1,311
       Polaroid Corp.                           225,300             1,310
*      Aradigm Corp.                             89,400             1,307
       PFF Bancorp, Inc.                         62,600             1,307
*      Photon Dynamics, Inc.                     58,000             1,305
*      Financial Federal Corp.                   54,550             1,302
       Roadway Express Inc.                      61,200             1,297
       Valmont Industries, Inc.                  70,500             1,295
       First Financial Holdings, Inc.            65,600             1,292
*      The Profit Recovery Group
         International, Inc.                    201,850             1,287
*      GaSonics International Corp.              70,000             1,286
       Aaron Rents, Inc. Class B                 91,400             1,285
       WD-40 Co.                                 66,100             1,285
       Reckson Associates Realty Corp.
         Class B REIT                            47,256             1,285
       IRT Property Co. REIT                    157,998             1,284
*      Pinnacle Entertainment, Inc.              95,000             1,283
       Mills Corp. REIT                          77,247             1,279
*(3)   Krispy Kreme Doughnuts, Inc.              15,400             1,278
*      Collins & Aikman Corp.                   305,200             1,278
       Deltic Timber Corp.                       53,300             1,273
       Watts Industries Class A                  91,700             1,272
       West Pharmaceutical
         Services, Inc.                          51,794             1,272
*      Aphton Corp.                              70,600             1,271
*      NextCard, Inc.                           158,600             1,269
       Omega Financial Corp.                     46,900             1,266
       Myers Industries, Inc.                    87,330             1,266
*      Constellation Brands, Inc.
         Class B                                 22,100             1,259
*(3)   MicroStrategy Inc.                       132,500             1,259
*      Albany International Corp.                93,584             1,258
       Irwin Financial Corp.                     59,100             1,252
       Central Parking Corp.                     62,600             1,252
       Penn Virginia Corp.                       37,700             1,251
*      Complete Business
         Solutions, Inc.                        121,300             1,251
*      Somera Communications, Inc.              143,700             1,248
       CNA Surety Corp.                          87,400             1,245
*      Clarent Corp.                            109,900             1,243
*      Conmed Corp.                              72,550             1,242
*      Guitar Center, Inc.                      109,100             1,241
       Brown Shoe Company, Inc.                  95,300             1,239
*      P-Com, Inc.                              404,400             1,238
       SCPIE Holdings Inc.                       52,400             1,238
*      PRAECIS Pharmaceuticals Inc.              42,300             1,237
*      Skechers U.S.A., Inc.                     79,800             1,237
*      BOK Financial Corp.                       58,144             1,236
*      Secure Computing Corp.                   124,900             1,233
       Landry's Seafood
         Restaurants, Inc.                      124,100             1,233
*      O'Charley's Inc.                          69,200             1,233
       Pennsylvania REIT                         64,300             1,230
*      Ivex Packaging Corp.                     112,400             1,229
       Westpoint Stevens, Inc.                  164,100             1,229
*      Stewart Information
         Services Corp.                          55,300             1,227
*      Mesa Air Group Inc.                      174,200             1,219
       Berry Petroleum Class A                   91,100             1,218
       AREA Bancshares Corp.                     73,800             1,218
*      SilverStream Software, Inc.               59,000             1,217
       Walter Industries, Inc.                  162,200             1,217
*(3)   EMCOR Group, Inc.                         47,600             1,214
*      The InterCept Group, Inc.                 45,400             1,212
*      Bell & Howell Co.                         73,400             1,211
       Mine Safety Appliances Co.                48,200             1,211
       First Federal Capital Corp.               83,500             1,211
       Winnebago Industries, Inc.                68,900             1,210
*      Magnatek                                  92,800             1,206
*(3)   Mpower Communications Corp.              234,550             1,202
*      Keynote Systems Inc.                      84,700             1,202
*      Crown Media Holdings, Inc.                58,800             1,194
       New England Business
         Service, Inc.                           65,400             1,194
*      Championship Auto
         Racing Teams, Inc.                      56,800             1,193
*      Insignia Financial Group, Inc.           100,300             1,191
*      Netro Corp.                              171,600             1,190
       Caraustar Industries, Inc.               126,900             1,190
*      Data Broadcasting Corp.                  338,278             1,184
*      InterVoice-Brite, Inc.                   162,600             1,179
*      Prosoft Training.com                      97,200             1,179
*      Griffon Corp.                            149,300             1,176
*      ESCO Technologies Inc.                    56,800             1,175
*      Closure Medical Corp.                     32,600             1,174
       Watsco, Inc.                             101,550             1,170
*      Mobile Mini, Inc.                         50,800             1,168
*      MedQuist, Inc.                            73,011             1,168
       First Indiana Corp.                       49,520             1,164
*      Sequa Corp. Class A                       31,900             1,160
*      LodgeNet Entertainment Corp.              65,700             1,158
*      Ocwen Financial Corp.                    181,600             1,158
       Standex International Corp.               56,000             1,155
*(3)   Caliper Technologies Corp.                24,500             1,152
(3)    Vector Group Ltd.                         72,775             1,151
*      Bethlehem Steel Corp.                    657,391             1,150
       Saul Centers, Inc. REIT                   61,700             1,149
       Curtiss-Wright Corp.                      24,700             1,149


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
-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
SMALL-CAP INDEX FUND                            SHARES             (000)
-------------------------------------------------------------------------
*      CACI International, Inc.                  49,900       $     1,148
*      ONYX Software Corp.                      104,300             1,147
*      McMoRan Exploration Co.                   86,400             1,145
*      Adaptive Broadband Corp.                 186,800             1,144
       United Community
         Financial Corp.                        164,800             1,143
*      DUSA Pharmaceuticals, Inc.                67,800             1,140
       CT Communications, Inc.                   81,000             1,139
*      Glenayre Technologies, Inc.              322,525             1,139
*      Belco Oil & Gas Corp.                     91,500             1,138
*      Alexander's, Inc. REIT                    16,800             1,137
       NTELOS Inc.                               64,500             1,137
*      MCSi, Inc.                                53,100             1,135
       Cascade Natural Gas Corp.                 60,000             1,129
*      Symmetricom Inc.                         115,600             1,127
       E.W. Blanch Holdings, Inc.                64,600             1,126
       F & M Bancorp                             54,559             1,125
       Equity Inns, Inc. REIT                   181,800             1,125
*      UICI                                     189,100             1,123
       Cleveland-Cliffs Iron Co.                 51,700             1,115
*(3)   CompuCredit Corp.                         61,500             1,115
*      Bottomline Technologies, Inc.             43,300             1,112
       State Auto Financial Corp.                62,200             1,112
       Farmer Brothers, Inc.                      5,350             1,110
*      Ciber, Inc.                              227,700             1,110
       First Source Corp.                        60,635             1,107
       Russ Berrie and Co., Inc.                 52,300             1,105
       Woodhead Industries, Inc.                 56,100             1,101
       Omnova Solutions Inc.                    182,800             1,097
       Penn Engineering &
         Manufacturing Corp.                     31,100             1,096
       Sovran Self Storage, Inc. REIT            55,000             1,093
       Interpool, Inc.                           64,050             1,093
*      Nuance Communications Inc.                25,300             1,091
       Sandy Spring Bancorp, Inc.                47,900             1,090
*      General Semiconductor, Inc.              174,350             1,090
*      Key3Media Group, Inc.                     89,400             1,090
*      Cognizant Technology
         Solutions Corp.                         30,000             1,089
*      Information Holdings Inc.                 46,400             1,088
*      Lightbridge, Inc.                         82,800             1,087
*      Multex.com Inc.                           81,900             1,085
*      United Therapeutics Corp.                 73,400             1,083
       Arctic Cat, Inc.                          93,100             1,082
*      Packeteer, Inc.                           87,400             1,082
*      Martek Biosciences Corp.                  88,100             1,079
*      Intertrust Technologies Corp.            319,700             1,079
*      Manhattan Associates, Inc.                25,300             1,078
       Student Loan Corp.                        19,800             1,078
       RPC Inc.                                  74,100             1,074
*      Checkpoint Systems, Inc.                 144,400             1,074
*      Nortek, Inc.                              45,300             1,073
*(3)   Salton, Inc.                              51,800             1,072
       Robbins & Myers, Inc.                     44,178             1,066
       Alabama National
         BanCorporation                          47,000             1,063
*      National Western Life
         Insurance Co. Class A                   10,300             1,062
       Midcoast Energy Resources, Inc.           48,600             1,060
*      Battle Mountain Gold Co.
         Class A                                627,600             1,059
*      Electro Rent Corp.                        74,958             1,059
*      Broadbase Software Inc.                  169,400             1,059
*      Integrated Circut Syetems, Inc.           63,900             1,058
*      MemberWorks, Inc.                         49,800             1,058
*      LightPath Technologies, Inc.              76,100             1,056
*      Integrated Electrical
         Services, Inc.                         177,800             1,056
       First Financial Corp.-Indiana             33,000             1,054
*      Valentis, Inc.                           147,900             1,054
       JP Realty Inc. REIT                       66,900             1,054
*      Universal Electronics, Inc.               68,100             1,051
       Strayer Education, Inc.                   41,050             1,049
*(3)   Metricom                                 104,100             1,048
       The Standard Register Co.                 73,400             1,046
       Mid-America Bancorp                       45,959             1,046
*      Sangstat Medical Corp.                    88,000             1,045
*      ViaSat, Inc.                              79,600             1,045
       Carbo Ceramics Inc.                       27,900             1,045
       Calgon Carbon Corp.                      183,600             1,044
*      Frontier Oil Corp.                       151,200             1,040
*      FOSSIL, INC.                              71,700             1,039
       Sturm, Ruger & Co., Inc.                 110,000             1,038
       Sauer-Danfoss, Inc.                      110,700             1,038
*      HotJobs.com Ltd.                          90,700             1,037
(3)    Advanta Corp. Class A                    117,680             1,037
*      Playboy Enterprises, Inc. Class B        104,100             1,034
*      Identix, Inc.                            131,700             1,034
*      FSI International, Inc.                  123,400             1,033
*      Wave Systems Corp.                       229,300             1,032
*      URS Corp.                                 70,200             1,031
       SJW Corp.                                 10,100             1,030
*(3)   Microvision, Inc.                         58,700             1,027
       Centex Construction
         Products, Inc.                          37,600             1,027
       Wabash National Corp.                    118,900             1,026
       Ryerson Tull, Inc.                       124,247             1,025
*      Horizon Offshore, Inc.                    51,900             1,025
*      Travelocity.com Inc.                      84,400             1,023
*      Midway Games Inc.                        144,111             1,023
*      World Wrestling Federation
         Entertainment, Inc.                     63,900             1,022
*      Midwest Express Holdings, Inc.            69,600             1,022
*      W.R. Grace & Co.                         319,600             1,019
*      CorVel Corp.                              29,400             1,018
       The Trust Co. of New Jersey               80,770             1,015
*      Bluestone Software Inc.                   67,000             1,013
       Foster Wheeler Corp.                     192,500             1,011

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                                                                  MARKET
                                                                  VALUE-
                                                SHARES             (000)
-------------------------------------------------------------------------
*(3)   P.F. Chang's China Bistro, Inc.           31,900       $     1,003
*      SPSS, Inc.                                45,400             1,002
       Mississippi Valley
         Bancshares, Inc.                        34,000               999
*      Convera Corp.                             56,200               998
       First Washington Realty
         Trust, Inc. REIT                        38,600               996
       Pacific Northwest Bancorp                 72,000               995
*      Philadelphia Consolidated
         Holding Corp.                           32,200               994
       Oshkosh B Gosh, Inc. Class A              53,700               993
       Vital Signs, Inc.                         30,900               993
       Great American Financial
         Resources, Inc.                         51,300               981
*      Embarcadero Technologies, Inc.            21,800               981
       BancFirst Corp.                           24,658               979
       CPB, Inc.                                 35,000               976
*      Mail-Well, Inc.                          226,100               975
*      Astec Industries, Inc.                    73,900               975
*      XM Satellite Radio Holdings, Inc.         60,500               972
*      DVI, Inc.                                 56,900               971
       Cato Corp. Class A                        70,600               971
*      Amerco, Inc.                              49,420               970
*      PICO Holdings, Inc.                       77,600               965
*      Advanced Tissue Sciences Inc.            317,800               963
*      GoTo.com, Inc.                           131,000               958
*      Handleman Co.                            127,300               955
*      Hexcel Corp.                             106,600               953
*      Sunglass Hut International, Inc.         185,700               952
*      Tweeter Home Entertainment
         Group, Inc.                             78,000               951
*      Ocular Sciences, Inc.                     81,400               946
*      hi/fn, inc.                               34,400               946
*      Jupiter Media Metrix, Inc.               101,069               941
*(3)   Viatel, Inc.                             252,700               940
       Entertainment Properties Trust
          REIT                                   85,400               939
*(3)   Martha Stewart Living
          Omnimedia, Inc.                        46,800               939
*      SpectraLink Corp.                         64,900               937
*      Ventana Medical Systems, Inc.             50,300               931
*      Telcom Semiconductor, Inc.                81,800               930
       Haverty Furniture Cos., Inc.              93,400               922
*      WFS Financial, Inc.                       49,800               921
       Midas Inc.                                77,000               919
*      Maxygen                                   37,500               919
*      Ultimate Electronics, Inc.                41,800               917
*      Datastream Systems, Inc.                  94,000               917
       FBL Financial Group, Inc.
         Class A                                 52,411               914
*      Metromedia International
         Group, Inc.                            350,900               912
*      United Natural Foods, Inc.                51,700               911
*      Brightpoint, Inc.                        258,425               904
*      Consolidated Products Inc.               131,199               902
       Medallion Financial Corp.                 61,600               901
*      Excel Technology, Inc.                    45,100               900
*      Hall, Kinion & Associates, Inc.           44,700               900
       CityBank Lynnwood WA                      42,000               898
*      Cytogen Corp.                            382,900               897
*      Nabi                                     192,800               892
*      Volt Information Sciences Inc.            42,900               890
*      Pegasus Solutions Inc.                   128,150               889
*(3)   VaxGen, Inc.                              45,500               887
       National Health Investors REIT           120,000               885
*      Targeted Genetics Corp.                  132,200               884
*      CDI Corp.                                 60,100               879
*      Allscripts, Inc.                          94,000               878
*      Thoratec Laboratories Corp.               79,700               877
       Lexington Corporate Properties
         Trust REIT                              73,900               873
*      Hotel Reservations
         Network, Inc.                           30,700               871
*(3)   World Access, Inc.                       362,000               871
*      STAAR Surgical Co.                        69,300               871
       Coachmen Industries, Inc.                 82,900               870
       Stewart Enterprises, Inc.
         Class A                                456,100               869
       Brookline Bancorp, Inc.                   75,600               869
*(3)   ACT Manufacturing, Inc.                   54,700               862
*(3)   Research Frontiers, Inc.                  49,100               859
*      Mesaba Holdings, Inc.                     68,350               859
       Exide Corp.                              112,200               856
*      JAKKS Pacific, Inc.                       93,750               855
       National Presto Industries, Inc.          27,800               853
*      Lexicon Genetics Inc.                     51,300               853
*      Silicon Image, Inc.                      156,600               852
       Lawson Products, Inc.                     31,300               851
*      QRS Corp.                                 66,400               851
*      Moog Inc.                                 29,200               847
       Westcorp, Inc.                            56,140               842
       Pope & Talbot, Inc.                       50,000               841
       Andover Bancorp, Inc.                     24,400               840
       LaSalle Hotel Properties REIT             55,200               838
*      Osicom Technologies, Inc.                 52,100               837
       Santander BanCorp                         43,390               835
*      Therma-Wave Inc.                          59,600               834
*      Diametrics Medical, Inc.                 140,100               832
       Gibraltar Steel                           47,150               828
*      Rudolph Technologies, Inc.                27,400               827
       The Pep Boys
         (Manny, Moe & Jack)                    227,500               825
*      EEX Corp.                                169,066               824
*(3)   Stanford Microdevices, Inc.               22,800               821
       Universal Forest Products, Inc            61,900               820
*      Navigant Consulting, Inc.                214,500               818
*      Mattson Technology, Inc.                  79,200               817
       Northwest Bancorp, Inc.                   90,100               817
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                                                                  VALUE-
SMALL-CAP INDEX FUND                            SHARES             (000)
-------------------------------------------------------------------------
       Gerber Scientific, Inc.                   94,700       $       811
*      The Buckle, Inc.                          46,100               810
*      Triangle Pharmaceuticals, Inc.           163,600               808
*      BioMarin Pharmaceutical Inc.              83,300               807
       Dover Downs
         Entertainment, Inc.                     72,100               807
       Inter-Tel, Inc.                          104,900               806
       North Pittsburgh Systems, Inc.            73,300               806
       Bay View Capital Corp.                   128,721               805
*      Tumbleweed
         Communications Corp.                    46,800               801
(3)    Federal-Mogul Corp.                      345,500               799
*(3)   F5 Networks, Inc.                         84,100               799
*      Ulticom, Inc.                             23,400               797
*      NS Group Inc.                             83,800               792
*      Wesco International, Inc.                109,000               790
*(3)   The Yankee Candle Company, Inc.           71,400               790
*      ADE Corp.                                 44,700               788
*      WebLink Wireless, Inc.                   229,100               788
*      Ibis Technology Corp.                     40,800               785
*      II-VI, Inc.                               51,450               781
*      Group 1 Automotive, Inc.                  83,300               781
*      Knight Transportation, Inc.               40,500               780
*      Net.B@nk, Inc.                           118,700               779
*      The Meridian Resource Corp.               89,544               772
*      Thermo Cardiosystems Inc.                 88,100               771
*      Orbital Sciences Corp.                   185,600               766
       Thor Industries, Inc.                     38,700               764
*      Interliant Inc.                          239,600               764
*      Genome Therapeutics Corp.                109,500               763
*      Supertex, Inc.                            38,600               763
       CPI Corp.                                 38,100               762
*      UNOVA, Inc.                              210,000               761
*(3)   Digimarc Corp.                            46,100               761
*      CCC Information Services Group           121,700               761
*      SpeedFam-IPEC, Inc.                      125,351               760
*(3)   American Classic Voyager Co.              54,200               759
       Oriental Financial Group                  56,866               757
*      Spanish Broadcasting
         System, Inc.                           151,400               757
       Boykin Lodging Co. REIT                   89,000               757
*      Network Equipment
         Technologies, Inc.                     117,400               756
*      ShopKo Stores, Inc.                      151,100               756
*      QuickLogic Corp.                         108,600               753
*      Trex Co., Inc.                            29,700               748
*      New Era of Networks, Inc.                127,100               747
       Stepan Co.                                31,500               746
*      CSS Industries, Inc.                      35,100               746
*      Semitool, Inc.                            76,800               744
       Tanger Factory Outlet Centers,
         Inc. REIT                               32,600               744
*      Theragenics Corp.                        148,500               743
       Luby's, Inc.                             123,700               742
       Burnham Pacific Properties,
         Inc. REIT                              160,400               742
       General Cable Corp.                      166,950               741
*      Pixelworks, Inc.                          33,100               741
*      Viant Corp.                              185,274               735
*(3)   Maxim Pharmaceuticals, Inc.              115,000               733
       Farmers Capital Bank Corp.                26,500               732
*      Connetics Corp.                          159,100               726
*      Diversa Corp.                             40,400               725
*      Endocare, Inc.                            56,800               724
*      Tejon Ranch Co.                           37,500               722
*      JNI Corp.                                 31,800               721
*      MTI Technology Corp.                     182,800               720
*      Exelixis, Inc.                            49,200               720
*      AVT Corp.                                144,500               718
*      ZixIt Corp.                               81,800               716
*      NetScout Systems, Inc.                    71,100               711
*      eSPEED, Inc.                              45,200               709
*      Concord Communications, Inc.              81,000               709
*      PC-Tel, Inc.                              65,800               707
       Prime Group Realty Trust REIT             49,200               707
*(3)   Genta Inc.                                88,100               705
*      ESS Technology, Inc.                     137,500               705
       AMCOL International Corp.                147,350               700
*      Ribozyme Pharmaceuticals, Inc.            48,900               700
*      Champion Enterprises, Inc.               254,048               699
*      Audiovox Corp.                            77,500               698
*      Clayton Williams Energy, Inc.             25,800               697
*      SITEL Corp.                              242,000               696
*      Hyseq, Inc.                               48,200               693
*      Adept Technology, Inc.                    47,500               689
*      Tricord Systems, Inc.                     82,800               688
       American Industrial
         Properties REIT                         56,180               688
*      ACTV, Inc.                               161,900               688
*      International FiberCom, Inc.             139,200               687
*      Puma Technology, Inc.                    165,200               687
*      Boyd Gaming Corp.                        199,500               686
*(3)   Collateral Therapeutics, Inc.             38,700               685
*(3)   IGEN International, Inc.                  55,400               682
*      Interlink Electronics Inc.                53,600               680
       First Busey Corp.                         34,100               680
*      Cambridge Technology Partners            258,600               679
*      Hayes Lemmerz
         International, Inc.                    101,000               675
*      Micron Electronics, Inc.                 172,400               673
*      Buca, Inc.                                45,700               671
*      Project Software &
         Development, Inc.                       62,400               670
*(3)   Wackenhut Corp.                           49,500               668
*      NPC International Class A                 61,700               667
*      Motient Corp.                            165,800               663
       Capital City Bank Group, Inc.             26,600               660
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                                                                  MARKET
                                                                  VALUE-
                                                SHARES             (000)
-------------------------------------------------------------------------
*      Interact Commerce Corp.                   78,200       $       655
*      Applied Science &
         Technology, Inc.                        54,500               654
       Actuant Corp.                            217,695               653
*      Fritz Cos., Inc.                         107,700               653
*      Bacou USA Inc.                            25,100               653
*      Mercator Software, Inc.                  121,400               653
*      LCC International, Inc. Class A           59,900               651
*      Kaiser Aluminum &
         Chemical Corp.                         176,600               651
*      Labor Ready, Inc.                        196,486               651
*      Friede Goldman Halter, Inc.              182,215               649
*      Wink Communications, Inc.                108,100               649
*      HA-LO Industries, Inc.                   287,325               646
*      Miravant Medical Technology               69,600               646
*      Objective Systems
         Integrators, Inc.                       36,600               645
       Ingles Markets, Inc.                      64,000               644
       Columbus McKinnon Corp.                   72,500               643
*      Tut Systems, Inc.                         77,670               641
*      Zomax Inc.                               140,300               640
       Gentek, Inc.                              38,707               639
*      Nanogen, Inc.                             70,600               635
*      Cumulus Media Inc.                       174,700               633
*      PLX Technology, Inc.                      76,000               632
*      Electronics Boutique
         Holdings Corp.                          36,000               630
*      Sciclone Pharmaceuticals                 157,000               628
*      California Amplifier, Inc.                67,800               627
*      Davox Corp.                               64,200               626
*      Adelphia Business
         Solutions, Inc.                        147,100               625
*      Cyberoptics Corp.                         36,800               623
*      Caminus Corp.                             26,800               623
*      Viewpoint Corp.                          114,400               622
       Polymer Group, Inc.                      115,400               620
*      Central Garden and Pet Co.                90,100               619
*      NeoRx Corp.                              117,800               618
       Cash America International Inc.          140,412               614
       Bush Industries, Inc.                     52,800               614
       SLI, Inc.                                 95,275               613
*      NBC Internet, Inc. Class A               175,200               613
       Valhi, Inc.                               53,300               613
*      International Specialty
         Products, Inc.                          91,500               612
       BSB Bancorp, Inc.                         46,450               612
       Pilgrim's Pride Corp.                     78,300               612
*      Centennial Communications Corp.
         Class A                                 32,600               611
*      National Processing, Inc.                 35,600               605
*      Corsair Communications, Inc.              84,800               604
*      Columbia Laboratories Inc.               139,900               603
       NCH Corp.                                 15,800               600
*      AnswerThink Consulting
         Group, Inc.                            164,700               597
*      Cygnus Inc.                              122,100               595
       The Ackerley Group, Inc.                  66,100               595
*      Wolverine Tube, Inc.                      49,100               589
*      ePresence, Inc.                          135,300               588
       McGrath Rent Corp.                        30,300               587
       Pacific Gulf Properties, Inc. REIT        95,800               587
       Great Atlantic &
         Pacific Tea Co., Inc.                   83,800               587
*      Interactive Intelligence Inc.             24,300               586
*      Credit Acceptance Corp.                   97,500               585
*      Regent Communications, Inc.               98,300               584
*      Brooktrout Technology, Inc.               61,500               582
*      Arguss Communications, Inc.               63,500               579
*      Res-Care, Inc.                           128,400               578
*      Per-Se Technologies, Inc.                165,616               577
*(3)   Sonosite, Inc.                            45,200               576
*      Whitehall Jewellers, Inc.                 81,450               575
*      Coldwater Creek Inc.                      18,500               575
*      Acme Communications, Inc.                 62,400               569
*      Callon Petroleum Co.                      34,000               567
*      Ramp Networks, Inc.                       98,700               564
       Rock-Tenn Co.                             75,660               563
*      ARIAD Pharmaceuticals, Inc.              118,400               562
*(3)   Nucentrix Broadband Networks              49,900               561
       Skyline Corp.                             29,600               561
*      Allaire Corp.                            111,300               560
*      Cheap Tickets, Inc.                       57,100               557
*      Bone Care International, Inc.             32,000               554
*      Rightchoice Managed Care, Inc.            15,900               554
*      Stoneridge,Inc.                           81,100               547
*(3)   Cell Pathways, Inc.                      115,100               547
*      WorldPages.com, Inc.                     202,700               545
*      Sanchez Computer
         Associates, Inc.                        66,000               545
*      Applica Inc.                             111,467               543
*      Technology Solutions Co.                 253,925               540
*      Rent-Way, Inc.                           121,400               539
*      StarBase Corp.                           229,300               537
*      Clarus Corp.                              76,600               536
*      Aclara Biosciences, Inc.                  49,300               536
*      Startek, Inc.                             34,800               535
*(3)   Trendwest Resorts, Inc.                   19,800               535
*      CardioDynamics
          International Corp.                   155,500               535
*(3)   Allied Riser Communications Corp.        262,800               534
       Herbalife International Class A           70,000               534
*      Intelidata Technologies Corp.            204,900               531
*      Network Peripherals, Inc.                 82,300               530
*      Sykes Enterprises, Inc.                  118,500               526
*      kforce.com, Inc.                         169,557               519

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                                                                  MARKET
                                                                  VALUE-
SMALL-CAP INDEX FUND                            SHARES             (000)
-------------------------------------------------------------------------
       Ethyl Corp.                              361,200      $        519
*      Corrections Corp. of America
         REIT                                 1,509,186               519
*      infoUSA Inc.                             153,700               519
*      MatrixOne, Inc.                           28,500               518
*(3)   Cyber-Care, Inc.                         243,600               518
*      White Electronic Designs Corp.            79,500               514
*      Com21, Inc.                              108,900               510
*      First Consulting Group, Inc.             106,000               504
*      IMRglobal Corp.                           93,100               500
*      Penn National Gaming, Inc.                48,900               498
*      LookSmart, Ltd.                          203,500               496
*      TALK.com, Inc.                           344,700               496
*      Billing Concepts Corp.                   246,800               494
*      iGATE Capital Corp.                      168,300               484
       The Warnaco Group, Inc.
         Class A                                285,900               482
*      Value City Department
         Stores, Inc.                            91,300               479
*      Selectica, Inc.                           19,800               479
       Value Line, Inc.                          13,800               477
*      SportsLine.com, Inc.                      89,200               474
*      Gabelli Asset Management Inc.             14,200               471
*      Century Business Services, Inc.          416,400               468
*      Metasolv Software, Inc.                   51,200               467
*(3)   Orchid Biosciences                        33,300               466
       Liqui-Box Corp.                           12,500               466
*      Robotic Vision Systems, Inc.             169,200               465
*      Numerical Technologies, Inc.              25,600               462
*      Ampal-American Israel Corp.               76,100               461
*(3)   Universal Display Corp.                   64,000               460
*      Immersion Corp.                           60,700               456
*      Universal Access, Inc.                    56,900               455
*      Stamps.Com Inc.                          162,600               452
*      Lynx Therapeutics Inc.                    50,200               452
*      On Command Corp.                          51,500               451
*      Genzyme Corp.
         Genzyme Biosurgery                      51,800               450
*      CSK Auto Corp.                           115,700               448
       Coca-Cola Bottling Co.                    11,722               444
*(3)   Netcentives Inc.                         116,400               444
*      Visual Networks, Inc.                    136,184               443
*      Wild Oats Markets Inc.                   103,400               439
*      Extended Systems Inc.                     37,500               438
*(3)   Vertex Interactive, Inc.                  70,100               438
*      MCK Communications, Inc.                  51,900               438
*      Spectra-Physics Lasers, Inc.              17,200               434
*(3)   Centillium Communications, Inc.           19,500               434
*      Prize Energy Corp.                        20,900               434
       Metals USA, Inc.                         153,475               432
*      Satcon Technology Corp.                   43,700               432
*      American Axle &
         Manufacturing Holdings, Inc.            54,300               431
*      Vasomedical, Inc.                        196,700               430
*      Primus Knowledge
         Solutions, Inc.                         66,000               429
*      Beasley Broadcast Group, Inc.             51,600               429
*(3)   Sunrise Technologies
         International, Inc.                    240,700               429
*      Carrier Access Corp.                      47,400               427
*      click2learn.com, inc.                     43,700               426
       Seaboard Corp.                             2,730               426
*      IXYS Corp.                                29,000               424
       Fedders Corp.                             91,600               424
*      Computer Horizons Corp.                  173,500               423
*      Westell Technologies, Inc.               137,600               421
*      TransMontaigne Inc.                      152,900               420
*      Friedman, Billings, Ramsey
         Group, Inc.                             63,900               419
*      bebe stores, inc.                         19,600               419
       Analysts International Corp.             109,800               419
*      BioCryst Pharmaceuticals, Inc.            63,000               417
*      Novadigm, Inc.                            66,000               417
*      Alamosa PCS Holdings, Inc.                52,000               416
*      Terremark Worldwide, Inc.                551,700               414
*      Intrusion.com, Inc.                       86,900               413
*      DigitalThink, Inc.                        24,100               411
*      APAC Teleservices, Inc.                  111,000               409
*      Saga Communications, Inc.                 27,500               409
*      Advanced Lighting
         Technologies, Inc.                      61,300               406
*      MKS Instruments, Inc.                     26,100               405
*      IntraBiotics
         Pharmaceuticals, Inc.                   41,800               402
*      Mechanical Technology Inc.               113,700               398
*(3)   TiVo Inc.                                 73,900               397
*      DLJdirect                                105,900               397
       First Niagra Financial
         Group, Inc.                             36,400               394
*      Vivus, Inc.                              182,100               393
       Spiegel, Inc. Class A                     91,000               392
(3)    Armstrong Holdings, Inc.                 187,600               387
*      Dura Automotive Systems, Inc.             73,635               387
*      Comfort Systems USA, Inc.                181,500               386
*      Nu Skin Enterprises, Inc.                 72,100               383
*      Net2Phone, Inc.                           51,684               381
       Advanced Marketing Services               21,800               379
*      Nanometrics Inc.                          27,100               374
*      Luminex Corp.                             14,300               373
*      Sequenom, Inc.                            26,500               371
*      3DO Co.                                  139,700               367
*      eGain Communications Corp.               118,500               367
       Independent Bank Corp.                    29,300               366
*      Internet.com Corp.                        61,100               363
*      CTC Communications
         Group, Inc.                             78,000               361

                                    -----
                                      34

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
                                                SHARES             (000)
-------------------------------------------------------------------------
*      Vertel Corp.                             153,500       $       360
*      Universal Compression
         Holdings, Inc.                           9,500               358
*      NetRatings, Inc.                          24,300               357
*      Paradigm Genetics, Inc.                   35,400               354
*      Marimba, Inc.                             77,300               348
*      Accrue Software, Inc.                    138,400               346
*(3)   Cope, Inc.                                11,100               344
*      Management Network
         Group Inc.                              28,900               343
*      StarMedia Network, Inc.                  181,300               343
*      Tuesday Morning Corp.                     64,400               342
*      Rhythms NetConnections Inc.              303,100               341
*      Primus Telecommunications
         Group, Inc.                            146,900               340
*      Immune Response                          128,900               338
*      Corillian Corp.                           27,900               335
*      ePlus Inc.                                29,155               332
*(3)   Niku Corp.                                45,000               329
*      Choice One Communications Inc.            35,300               329
       HEICO Corp.                               20,900               327
*(3)   GoAmerica, Inc.                           60,500               325
*(3)   Superconductor Technologies Inc.          89,700               325
*      Aurora Foods Inc.                        132,700               323
*      Gaylord Container Corp.                  323,200               323
*      Allos Therapeutics Inc.                   39,800               321
*(3)   Gaiam, Inc.                               20,700               320
*(3)   Procom Technology, Inc.                   24,600               319
*      Blount International, Inc.                41,433               319
*      Metawave
         Communications Corp.                    34,700               317
*      Saba Software, Inc.                       20,100               317
*      Expedia Inc.                              33,100               317
*(3)   MP3.com, Inc.                             87,400               314
*(3)   Revlon, Inc. Class A                      62,500               310
*      Latitude Communications, Inc.             79,600               308
       R & G Financial Corp. Class B             21,600               308
*      NationsRent, Inc.                        196,900               308
*      United Auto Group, Inc.                   45,900               307
*      Meta Group, Inc.                          46,500               302
*(3)   U.S. Wireless Corp.                       68,600               300
*      Netopia, Inc.                             69,000               298
*      Impco Technologies Inc.                   24,600               295
*      Pac-West Telecom, Inc.                    85,800               295
*(3)   NHancement Technologies Inc.              59,600               294
*      Rare Medium Group, Inc.                  154,200               294
*      Dot Hill Systems Corp.                    75,800               294
*      1-800-FLOWERS.COM, Inc.                   71,100               293
*      FirePond, Inc.                            30,900               292
*      Brio Technology, Inc.                     69,000               291
       Tenneco Automotive, Inc.                  96,200               289
*      eMagin Corp.                             135,600               287
*      US LEC Corp. Class A                      59,500               286
*      SoftNet Systems, Inc.                    157,000               285
       Fedders Corp. Class A                     67,612               283
       FINOVA Group, Inc.                       301,000               282
*      BSQUARE Corp.                             46,800               281
*      The viaLink Co.                           99,500               280
*(3)   Xybernaut Corp.                          165,000               278
*      Persistence Software, Inc.                62,700               278
*      OTG Software, Inc.                        17,200               278
*      Crossroads Systems, Inc.                  57,500               270
*(3)   FiberNet Telecom Group, Inc.              48,400               266
*      PC Connection, Inc.                       25,650               266
*      Digital River, Inc.                      111,700               265
       Gold Banc Corp., Inc.                     56,400               264
*      Geoworks                                  89,200               262
*      Gulf Island Fabrication, Inc.             14,300               260
*(3)   WorldGate Communications, Inc.            67,100               256
*      Ask Jeeves, Inc.                         103,900               253
*      Cylink Corp.                             117,200               253
*(3)   Gliatech Inc.                             62,200               253
*      Syntel, Inc.                              43,875               252
*      Imatron, Inc.                            182,900               251
*      Tanning Technology Corp.                  67,800               250
*(3)   Earthshell Corp.                         194,700               249
*      Guess ?, Inc.                             46,400               247
*      NetSolve, Inc.                            32,200               246
*      Golden Telecom, Inc.                      47,800               245
*      Globix Corp.                              88,500               243
*      Modem Media . Poppe Tyson, Inc.           73,200               242
*      Aspect Medical Systems, Inc.              28,100               242
*      CyberSource Corp.                         99,900               237
*      Ames Department Stores, Inc.             163,857               236
*      Hypercom Corp.                            74,900               234
*      Information Architects Corp.             129,000               234
*      Data Return Corp.                         61,900               232
*(3)   Netsol International, Inc.                33,100               232
*      PEC Solutions, Inc.                       28,500               232
*      Vyyo Inc.                                 37,800               232
*(3)   Optical Cable Corp.                       25,500               231
*      Internet Pictures Corp.                  238,300               231
*      ChromaVision Medical
         Systems, Inc.                           87,600               230
*      SeeBeyond Technology Corp.                22,400               230
*      ITXC Corp.                                32,600               226
*(3)   The Source Information
         Management Co.                          60,300               226
*(3)   Airnet Communications Corp.               33,200               224
*      Sonic Automotive, Inc.                    32,500               223
*      Chiquita Brands
         International, Inc.                    220,300               220
*      American Technical
         Ceramics Corp.                          21,800               218
*      iBasis, Inc.                              52,500               217
*      Twinlab Corp.                            128,300               217
*      Crossman Communities, Inc.                10,300               216

                                    -----
                                      35

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
-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
SMALL-CAP INDEX FUND                            SHARES             (000)
-------------------------------------------------------------------------
*(3)   VASCO Data Security
         International, Inc.                     40,100       $       216
*      eXcelon Corp.                            141,900               213
*      Digitas Inc.                              41,900               212
*      Hanover Direct, Inc.                     565,200               212
       BankAtlantic Bancorp, Inc.
         Class A                                 56,466               212
*      McAfee.com Corp.                          42,300               212
*      Ebenx Inc.                                31,100               210
*      Open Market, Inc.                        191,000               209
*      Gentiva Health Services, Inc.             15,600               209
*      iXL Enterprises, Inc.                    207,800               208
*      Braun Consulting, Inc.                    55,700               205
*      Exchange Applications, Inc.              167,500               204
*(3)   Z-Tel Technologies, Inc.                  39,200               203
*      Thermo Fibertek, Inc.                     58,100               200
*      GlobalNet Financial.com, Inc.            133,100               200
*      NEON Systems, Inc.                        31,900               199
(3)    Owens Corning                            245,000               199
*      Lifeminders, Inc.                         56,800               199
*      Level 8 Systems Inc.                      32,600               199
*      Steven Madden, Ltd.                       26,000               198
*      Daleen Technologies, Inc.                 51,400               193
*      Celsion Corp.                            188,900               189
*      Sonic Innovations, Inc.                   28,200               189
*      K-V Pharmaceutical Co. Class A             7,500               188
*      Arch Wireless, Inc.                      298,200               186
*      Peregrine Pharmaceuticals, Inc.          196,000               184
*      Electric Lightwave, Inc. Class A          55,200               183
*      Media 100 Inc.                            70,200               180
       Fremont General Corp.                     63,500               179
*      IMPSAT Fiber Networks, Inc.               40,000               175
*      Inforte Corp.                             12,700               175
*      Net Perceptions, Inc.                     82,900               174
*      Hollywood Entertainment Corp.            163,000               173
*      Telocity Inc.                             86,300               173
*      ValueClick, Inc.                          34,800               172
*      Metrocall, Inc.                          366,000               172
*      Nexell Therapeutics Inc.                  56,500               171
       LTV Corp.                                494,000               170
*      Predictive Systems, Inc.                  23,700               170
*      Wilsons The Leather Experts Inc.          12,100               169
*      SmartServ Online, Inc.                    23,700               168
*      Denbury Resources, Inc.                   15,100               166
*      Infogrames, Inc.                          29,820               166
*      Versata, Inc.                             18,500               165
*(3)   Teligent, Inc.                            85,300               165
*      MyPoints.com, Inc.                       138,300               164
*      Neon Communications, Inc.                 25,200               164
*      SciQuest.com, Inc.                       122,700               161
       National Steel Corp. Class B             133,600               159
*      Genomic Solutions Inc.                    19,900               152
*      SmartDisk Corp.                           38,600               150
*      Advanced Radio Telecom Corp.             144,300               149
*      MedicaLogic/Medscape, Inc.                64,300               149
*      e.spire Communications, Inc.             296,100               148
*(3)   eMerge Interactive, Inc.                  40,410               146
*      Mail.Com, Inc.                           203,200               146
*      Casella Waste Systems, Inc.               16,800               146
*      Paradyne Networks, Inc.                   80,400               146
*      FutureLink Corp.                         221,000               145
*      iVillage Inc.                            135,000               143
*      Sagent Technology, Inc.                  103,400               142
*      netGure, Inc.                             35,000               138
*      National Information
         Consortium, Inc.                        88,100               135
*      Protection One, Inc.                     152,400               133
*      Cysive, Inc.                              32,300               133
*      AGENCY.COM Inc.                           34,050               132
*      ORATEC Interventions, Inc.                25,400               130
*      Intraware, Inc.                           88,400               130
*(3)   Sunbeam Corp.                            415,343               130
*      NETsilicon, Inc.                          34,800               129
*      NetCreations, Inc.                        18,900               129
*      Systemax Inc.                            103,100               129
*      Kos Pharmaceuticals, Inc.                  7,300               129
*      Switchboard Inc.                          43,000               128
*      Quintus Corp.                             84,500               127
*      Scientific Learning Corp.                 29,600               125
*      Digital Impact, Inc.                      53,000               124
*      Be Free, Inc.                             56,300               123
*      Liberty Livewire Corp.                    16,000               123
*      Preview Systems, Inc.                     39,200               123
*      Gadzoox Networks, Inc.                    56,700               119
*      Superior Telecom Inc.                     61,196               119
*      NX Networks, Inc.                        187,000               117
*      Lante Corp.                               72,400               113
*      C-bridge Internet Solutions, Inc.         28,600               112
       CompX International Inc.                  12,300               110
*      DSET Corp.                                61,000               110
       Pilgrim's Pride Corp. Class A             20,350               109
*      Lightspan Inc.                            75,800               109
*(3)   Ventro Corp.                             107,900               108
*(3)   e-MedSoft.com                            171,200               107
*      MarketWatch.com, Inc.                     34,800               104
*      GRIC Communications, Inc.                 49,100               104
*      Extensity, Inc.                           17,300               104
*      Razorfish Inc.                            63,900               104
*      Calico Commerce Inc.                     105,300               102
*      American Telesource
         International, Inc.                    265,900               100
*      barnesandnoble.com inc.                   75,300                99
*      Viador, Inc.                              74,500                98
*      TenFold Corp.                             64,400                97
*      Chordiant Software, Inc.                  31,200                93
*      VIA NET.WORKS, Inc.                       24,200                92
*      SVI Holdings, Inc.                        89,100                89
*      AppliedTheory Corp.                       44,400                89

                                    -----

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
                                                SHARES             (000)
-------------------------------------------------------------------------
*      Packard BioScience Co.                     7,600       $        88
*      Prodigy Communications Corp.
         Class A                                 58,900                88
*      Sonic Foundry, Inc.                       64,200                84
*(3)   Caldera Systems, Inc.                     42,200                82
*      Deltek Systems, Inc.                      19,100                81
*      NetZero Inc.                              91,800                80
*      Avenue A, Inc.                            42,400                77
*      SAVVIS Communications Corp.               87,600                77
*      deltathree, Inc.                          64,300                76
*(3)   Neoforma.com, Inc.                        93,500                76
*      Digital Courier
         Technologies, Inc.                     177,500                75
*      Delco Remy International, Inc.             8,600                74
*      Intelect Communications, Inc.            195,900                73
*      Unigraphics Solutions Inc.                 4,400                72
       Capstead Mortage Corp. REIT                6,500                71
*(3)   On2.com Inc.                             119,600                69
*      Eprise Corp.                              37,800                69
*      Mediaplex, Inc.                           83,800                68
*(3)   Quokka Sports, Inc.                      120,900                68
*      Cypress Communications, Inc.              74,700                68
*      Telaxis Communications Corp.              37,200                67
*      Network Access
         Solutions Corp.                        106,200                66
*      GC Cos.                                   32,950                66
*      iBEAM Broadcasting Corp.                  58,900                63
*      FirstWorld
         Communications Inc.                     94,500                62
*      24/7 Media, Inc.                         115,000                61
*      InterWorld Corp.                         121,000                61
*      net.Genesis Corp.                         18,100                59
*      eMachines, Inc.                          156,500                59
*      Juno Online Services, Inc.                87,000                57
*      Net2000 Communications, Inc.              32,400                56
*      Alaska Communications
         Systems Holdings, Inc.                   7,500                54
*      Breakaway Solutions, Inc.                 61,400                54
*      eToys Inc.                               283,600                53
*      4Kids Entertainment Inc.                   5,800                52
*      Convergent
         Communications, Inc.                    85,950                51
*      DSL.Net, Inc.                             95,800                51
*(3)   Aperian, Inc.                             77,200                51
*      Network Commerce Inc.                     67,500                51
*      coolsavings.com Inc.                      50,120                50
*      LivePerson, Inc.                          46,200                49
*      Onvia.com, Inc.                           56,000                47
*      Hollywood Media Corp.                     11,800                46
*      CAIS Internet, Inc.                       45,200                44
*      Uproar Ltd.                               43,300                42
*      NetObjects Inc.                           87,900                41
*      Sequoia Software Corp.                    21,500                41
*      E-LOAN, Inc.                              79,800                40
*      Stockwalk Group, Inc.                     18,200                39
*      Netpliance, Inc.                          69,300                37
*      3Dfx Interactive, Inc.                   144,300                36
*      Loudeye Technologies, Inc.                28,400                34
*      Private Media Group, Inc.                  4,300                33
*      Wackenhut Corp. Class B                    3,656                32
*      Jo-Ann Stores, Inc. Class B                7,400                31
*      ICG Communications, Inc.                 234,900                31
*(3)   EpicEdge, Inc.                            71,900                27
*      Unify Corp.                               95,700                27
*      Star Scientific, Inc.                     11,000                27
*      U.S. Interactive, Inc.                    95,300                27
*      Organic, Inc.                             32,100                26
*      Women.com Networks, Inc.                 113,000                25
*      Opus360 Corp.                             71,800                22
*      ProcureNet, Inc.                         136,100                20
*      CSF Holdings Inc.
         Contingent Litigation Rights            29,125                15
*      NetManage, Inc.                           14,200                13
*      Photogen Technologies, Inc.                7,000                12
*      Weirton Steel                              9,400                11
*(3)   Worldwide Xceed Group, Inc.               85,300                11
*      Xpedior Inc.                              37,700                11
*      Drugstore.com, Inc.                        6,900                 6
*      Insurance Auto Auctions, Inc.                300                 4
*      Seminis, Inc.                              5,000                 3
*      Reliance Group Holdings                  335,900                 2
*      BUY.COM, Inc.                              3,000                 2
*      Tejon Ranch Co.
         Rights Exp. 1/16/2001                   37,500                 1
*      Envision Development Corp.                35,700                --
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $4,501,864)                                             4,307,720
-------------------------------------------------------------------------


                                                   FACE
                                                 AMOUNT
                                                  (000)
-------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.4%)(1)
-------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.              $                $
(2) 6.54%, 1/25/2001$                             2,000             1,992
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.10%, 1/2/2001--Note G                       106,069           106,069
  6.14%, 1/2/2001                                37,146            37,146
-------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $145,207)                                                 145,207
-------------------------------------------------------------------------
TOTAL INVESTMENTS (103.1%)
  (COST $4,647,071)                                             4,452,927
-------------------------------------------------------------------------

                                    -----

--------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
SMALL-CAP INDEX FUND                                               (000)
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.1%)
--------------------------------------------------------------------------
Other Assets--Note B                                           $   20,781
Liabilities--Note G                                              (155,437)
                                                             -------------
                                                                 (134,656)
                                                             -------------
--------------------------------------------------------------------------
NET ASSETS (100%)                                              $4,318,271
==========================================================================

  - See Note A in Notes to Financial Statements.
  * Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 3.1%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2) Security segregated as initial margin for open futures contracts.
(3) All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------
                                                                  AMOUNT
                                                                   (000)
--------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
 Paid-in Capital--Note E                                       $4,529,560
 Overdistributed Net
  Investment Income--Note E                                        (2,563)
 Accumulated Net
  Realized Losses--Note E                                         (14,635)
 Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                                          (194,144)
  Futures Contracts                                                    53
--------------------------------------------------------------------------
 NET ASSETS                                                    $4,318,271
==========================================================================
 Investor Shares--Net Assets
 Applicable to 184,026,974 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                    $3,576,608
--------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                  $19.44
==========================================================================
 Admiral Shares--Net Assets
 Applicable to 12,968,928 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $252,058
--------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                   $19.44
==========================================================================
 Institutional Shares--Net Assets
 Applicable to 25,191,589 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $489,605
--------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                             $19.44
==========================================================================

                                    -----
                                      38

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
SMALL-CAP GROWTH INDEX FUND                     SHARES             (000)
-------------------------------------------------------------------------
COMMON STOCKS (100.3%)
*      Universal Health Services
         Class B                                 80,600       $     9,007
*      Timberland Co.                           105,000             7,022
*(1)   Cephalon, Inc.                           109,500             6,933
*      Patterson Dental Co.                     178,300             6,040
       Eaton Vance Corp.                        186,400             6,011
       Cullen/Frost Bankers, Inc.               137,000             5,728
       Commerce Bancorp, Inc.                    83,145             5,685
*      Varian Medical Systems, Inc.              83,500             5,673
*      RSA Security Inc.                        104,000             5,499
*      Shaw Group, Inc.                         107,100             5,355
*      Newfield Exploration Co.                 112,500             5,337
*      Louis Dreyfus Natural Gas Corp.          114,300             5,236
       Cross Timbers Oil Co.                    188,300             5,225
*      Barrett Resources Corp.                   87,400             4,965
*      Priority Healthcare Corp. Class B        120,100             4,902
*      Medicis Pharmaceutical Corp.              79,800             4,718
*      Aeroflex, Inc.                           152,700             4,402
*      Whole Foods Market, Inc.                  69,400             4,242
*      Cerner Corp.                              91,500             4,232
       Skywest, Inc.                            147,000             4,226
*      Alpha Industries, Inc.                   113,700             4,207
*      Orthodontic Centers of
         America, Inc.                          128,800             4,025
*      Stillwater Mining Co.                    102,200             4,022
*      Techne                                   109,650             3,954
       Bindly Western Industries, Inc.           93,500             3,886
*      Gentex Corp.                             196,200             3,654
       Technitrol, Inc.                          87,900             3,615
*      Advance Paradigm, Inc.                    78,300             3,563
       Ethan Allen Interiors, Inc.              105,600             3,538
*      Regeneron Pharmaceuticals, Inc.           97,200             3,428
*      Zebra Technologies Corp.
         Class A                                 83,400             3,402
*      Vicor Corp.                              111,900             3,399
*      Renal Care Group, Inc.                   122,800             3,367
*      Tetra Tech, Inc.                         105,000             3,347
       Pogo Producing Co.                       107,200             3,337
*      Pharmaceutical Product
         Development, Inc.                       66,400             3,299
       Dain Rauscher Corp.                       34,700             3,286
*(1)   ResMed Inc.                               82,200             3,278
*      Southwest Bancorporation of
         Texas, Inc.                             75,800             3,255
       FactSet Research Systems Inc.             86,800             3,218
*      Province Healthcare Co.                   81,600             3,213
       National Data Corp.                       87,500             3,205
*      The Cheesecake Factory                    82,450             3,164
*      Stone Energy Corp.                        49,000             3,163
*      Copart, Inc.                             145,700             3,133
       Harman International
         Industries, Inc.                        85,100             3,106
       Cambrex Corp.                             66,600             3,014
*      Jack in the Box Inc.                     101,900             3,000
       C & D Technology Inc.                     69,300             2,993
*      Proxim, Inc.                              69,300             2,980
*      Linens 'n Things, Inc.                   105,800             2,923
*      DMC Stratex Networks, Inc.               194,700             2,921
       New York Community
         Bancorp, Inc.                           79,000             2,903
*      NVR, Inc.                                 23,400             2,892
       CTS Corp.                                 73,400             2,675
       Roper Industries Inc.                     80,800             2,671
       IDEX Corp.                                80,100             2,653
*      Mercury Computer Systems, Inc.            56,800             2,638
*      Aspen Technologies, Inc.                  78,800             2,620
*      Insituform Technologies Class A           65,700             2,620
*      Barra, Inc.                               55,500             2,615
*      Mid Atlantic Medical
         Services, Inc.                         130,900             2,593
*      Impath, Inc.                              38,800             2,580
*      Footstar Inc.                             51,600             2,554
       Ruby Tuesday, Inc.                       166,100             2,533
*      Great Plains Software, Inc.               53,100             2,499
       Polaris Industries, Inc.                  62,700             2,492
*      FileNet Corp.                             91,365             2,490
*      99 Cents Only Stores                      90,500             2,477
*      CEC Entertainment Inc.                    72,200             2,464
*      Black Box Corp.                           50,700             2,449
*      Alliant Techsystems, Inc.                 36,600             2,443
*      ADVO, Inc.                                54,600             2,423
       Cabot Oil & Gas Corp. Class A             76,700             2,392
*      Dendrite International, Inc.             105,650             2,364
*      Syncor International Corp.                63,900             2,324
*      Atlantic Coast Airlines
         Holdings Inc.                           56,100             2,293
*      Cal Dive International, Inc.              85,300             2,271
*      Accredo Health, Inc.                      44,900             2,253
*      Respironics, Inc.                         78,200             2,229
       Graco, Inc.                               53,500             2,214
*      Pacific Sunwear of California             85,300             2,186
*      Noven Pharmaceuticals, Inc.               58,465             2,185
*      Heidrick & Struggles
         International, Inc.                     51,200             2,154
       Delta & Pine Land Co.                    101,900             2,134
*      Swift Energy Co.                          56,700             2,133
       Applebee's International, Inc.            66,700             2,097
*      Forward Air Corp.                         56,196             2,097
*      HS Resources Inc.                         47,800             2,026
*      Dionex Corp.                              58,400             2,015
       Diagnostic Products Corp.                 36,700             2,005
       Trustco Bank                             164,068             2,000
*      Administaff, Inc.                         72,600             1,975


                                    ------
                                      39

-------------------------------------------------------------------------
                                                                  MARKET
SMALL-CAP                                                         VALUE-
GROWTH INDEX FUND                               SHARES             (000)
-------------------------------------------------------------------------
*      Teledyne Technologies, Inc.               83,500       $     1,973
*      Insight Enterprises, Inc.                109,850             1,970
*      MAXIMUS, Inc.                             56,000             1,957
       Fair Issac & Co.                          38,200             1,948
       Hooper Holmes, Inc.                      175,500             1,941
*      IDEXX Laboratories Corp.                  87,800             1,932
*      AXT, Inc.                                 58,100             1,921
*      Performance Food Group Co.                37,300             1,912
       Manitowac Co., Inc.                       65,150             1,889
       Baldor Electric Co.                       89,100             1,882
*      Advanced Energy
         Industries, Inc.                        83,400             1,877
*      Kopin Corp.                              167,800             1,856
       Keithley Instruments Inc.                 42,100             1,813
*      On Assignment, Inc.                       61,000             1,739
*      Enzo Biochem, Inc.                        67,700             1,684
*      WMS Industries, Inc.                      83,500             1,680
*      Sonic Corp.                               70,750             1,649
*      Rogers Corp.                              39,900             1,638
*      Cymer, Inc.                               63,400             1,632
*      Cost Plus, Inc.                           55,300             1,624
*      C-Cube Microsystems Inc.                 130,800             1,610
*      Artesyn Technologies, Inc.               100,800             1,600
*      NYFIX, Inc.                               66,150             1,600
*      Sybron Dental Specialties, Inc.           93,600             1,580
       MacDermid, Inc.                           82,600             1,569
*      Dril-Quip, Inc.                           45,700             1,562
*      Heartland Express, Inc.                   67,100             1,531
*      Pre-Paid Legal Services, Inc.             59,800             1,525
       East West Bancorp, Inc.                   60,600             1,511
       Cooper Cos., Inc.                         37,800             1,507
*      Radiant Systems, Inc.                     73,296             1,503
*      CryoLife Inc.                             49,400             1,494
*      Trimble Navigation Ltd.                   62,100             1,490
*      Anchor Gaming                             37,700             1,470
*      Triarc Cos., Inc. Class A                 59,000             1,431
       Georgia Gulf Corp.                        83,500             1,425
       Helix Technology Corp.                    59,600             1,411
       Hilb, Rogal and Hamilton Co.              35,000             1,396
*      Genesco, Inc.                             56,800             1,388
       Sterling Bancshares, Inc.                 68,900             1,361
*      Progress Software Corp.                   93,900             1,356
*      SCP Pool Corp.                            44,900             1,350
*      SCM Microsystems,Inc.                     40,100             1,323
*      Stein Mart, Inc.                         112,200             1,304
*      THQ Inc.                                  53,400             1,302
       Park Electrochemical Corp.                41,700             1,280
*      Boston Communications
         Group, Inc.                             44,600             1,243
*      Landstar System                           22,249             1,233
*      Avid Technology, Inc.                     67,200             1,227
       Libbey, Inc.                              40,300             1,224
       Morrison Management
         Specialists, Inc.                       34,000             1,187
*      RadiSys Corp.                             45,800             1,185
*      CUNO Inc.                                 43,400             1,164
*      Quiksilver, Inc.                          59,200             1,147
*      Factory 2-U Stores Inc.                   33,300             1,103
*      Alliance Pharmaceutical Corp.            127,600             1,101
*      BE Avionics Inc.                          68,700             1,099
*      Rainbow Technologies, Inc.                68,100             1,077
*      Aware, Inc.                               59,700             1,060
       Vital Signs, Inc.                         32,200             1,034
*      Three-Five Systems, Inc.                  57,000             1,026
*      Kronos, Inc.                              32,600             1,009
*      Scott Technologies, Inc.                  44,800             1,002
*      Plains Resources                          46,300               978
*      AstroPower, Inc.                          30,850               968
*      Chico's Fas, Inc.                         46,100               962
*      Phoenix Technologies Ltd.                 69,900               943
*      Valence Technology                       100,200               933
*      Saga Systems, Inc.                        78,800               901
*      ArthroCare Corp.                          46,200               901
       Coca-Cola Bottling Co.                    23,100               875
*      MemberWorks, Inc.                         40,900               869
*(1)   P.F. Chang's China Bistro, Inc.           27,500               865
*      Organogenesis, Inc.                       91,200               820
       WD-40 Co.                                 40,800               793
*      Panera Bread                              34,600               789
*      MGI Pharma, Inc.                          43,700               721
       Lindsay Manufacturing Co.                 31,000               701
*      Read Rite Corp.                          163,900               661
*      P-Com, Inc.                              212,500               651
*      Supertex, Inc.                            32,700               646
*      InterVoice-Brite, Inc.                    87,100               631
*      Ultimate Electronics, Inc.                28,600               627
       Oshkosh B' Gosh, Inc. Class A             32,200               596
*      Startek, Inc.                             37,100               570
*      Advanced Tissue Sciences Inc.            170,600               517
*      Genzyme Corp.-
         Genzyme Biosurgery                      52,417               455
*      International FiberCom, Inc.              88,000               435
       CPI Corp.                                 20,800               416
*      Cygnus Inc.                               71,300               348
*      Meade Instruments Corp.                   43,100               283
*      Immune Response                           79,300               208
*      Royal Appliance
         Manufacturing Co.                       38,300               153
*      DAMARK International, Inc.                15,700                93
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $418,321)                                                 429,790
=========================================================================


                                    -----
                                      40

--------------------------------------------------------------------------
                                                 FACE             MARKET
                                               AMOUNT             VALUE-
                                                (000)              (000)
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.1%)
--------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.5%)
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.10%, 1/2/2001--Note G                       $7,294           $  7,294
  6.14%, 1/2/2001                                3,438              3,438
--------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $10,732)                                                   10,732
--------------------------------------------------------------------------
TOTAL INVESTMENTS (102.8%)
  (COST $429,053)                                                 440,522
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--
  NET (-2.8%)                                                     (12,101)
--------------------------------------------------------------------------
NET ASSETS (100%)                                                $428,421
==========================================================================

-   SEE NOTE A IN NOTES TO FINANCIAL STATEMENTS.

*   Non-income-producing security.

(1) All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.

-------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                            $440,522
  Receivables for Investment Securities Sold                      122,094
  Other Assets--Note B                                              1,150
-------------------------------------------------------------------------
  Total Assets                                                    563,766
-------------------------------------------------------------------------
LIABILITIES
  Payables for Investment
    Securities Purchased                                          126,172
  Other Liabilities--Note G                                         9,173
-------------------------------------------------------------------------
  Total Liabilities                                               135,345
-------------------------------------------------------------------------

-------------------------------------------------------------------------
NET ASSETS                                                       $428,421
=========================================================================

-------------------------------------------------------------------------
                                                                  AMOUNT
                                                                   (000)
-------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------
Paid-in Capital                                                  $446,944
Overdistributed Net Investment Income                                (174)
Accumulated Net Realized Losses--Note E                           (29,818)
Unrealized Appreciation--Note F                                    11,469
-------------------------------------------------------------------------
 NET ASSETS                                                      $428,421
=========================================================================
 Investor Shares--Net Assets
 Applicable to 32,411,106 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $355,613
-------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                  $10.97
=========================================================================
 Institutional Shares--Net Assets
 Applicable to 6,635,501 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                       $72,808
-------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                             $10.97
=========================================================================

                                    -----
                                      41

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
SMALL-CAP VALUE INDEX FUND                     SHARES             (000)
-------------------------------------------------------------------------
COMMON STOCKS (99.8%)
-------------------------------------------------------------------------
       Fidelity National Financial, Inc.        145,700       $     5,382
       First American Corp.                     136,000             4,471
       Centura Banks, Inc.                       84,500             4,077
       Alpharma, Inc. Class A                    86,000             3,773
*      Smithfield Foods, Inc.                   116,600             3,545
*      Pride International Inc.                 143,490             3,533
       D. R. Horton, Inc.                       144,216             3,524
       Raymond James Financial, Inc.             98,700             3,442
*      Coventry Health Care Inc.                127,100             3,392
       Downey Financial Corp.                    60,300             3,316
*      Toll Brothers, Inc.                       77,900             3,184
       Washington Federal Inc.                  111,400             3,168
*      O'Reilly Automotive, Inc.                109,400             2,926
*      Southern Union Co.                       109,105             2,891
       Vintage Petroleum, Inc.                  134,400             2,890
*      APW Ltd.                                  84,000             2,835
       Philadelphia Suburban Corp.              113,625             2,784
       OM Group, Inc.                            50,900             2,780
*      Tom Brown, Inc.                           81,100             2,666
       Piedmont Natural Gas, Inc.                68,100             2,601
       First Midwest Bancorp                     87,500             2,516
*      Imperial Bancorp                          95,000             2,494
*      Men's Wearhouse, Inc.                     89,500             2,439
       RGS Energy Group Inc.                     73,700             2,391
       Hudson United Bancorp                    114,020             2,387
*      Constellation Brands, Inc.
         Class A                                 39,300             2,309
*      Hain Celestial Group, Inc.                70,500             2,291
       Commercial Federal Corp.                 116,100             2,257
       Aptargroup Inc.                           76,200             2,238
*      Scotts Co.                                60,100             2,220
       Invacare Corp.                            64,700             2,216
       Corn Products
         International, Inc.                     75,100             2,183
*      Zale Corp.                                74,100             2,154
       Pier 1 Imports Inc.                      205,900             2,123
*      Veritas DGC Inc.                          64,800             2,093
*      Silicon Valley Group, Inc.                72,600             2,087
       Energen Corp.                             64,500             2,076
       Avista Corp.                             100,800             2,066
       Massey Energy Co.                        161,734             2,062
*      Michaels Stores, Inc.                     77,400             2,051
*      HNC Software, Inc.                        68,900             2,045
*      Cognex Corp.                              92,400             2,044
       La-Z-Boy Inc.                            128,540             2,025
       Atmos Energy Corp.                        81,000             1,974
*      DuPont Photomasks, Inc.                   36,900             1,950
       Trenwick Group Ltd                        78,400             1,945
*      Mueller Industries Inc.                   71,500             1,917
*      SEACOR SMIT Inc.                          36,350             1,913
       United Bankshares, Inc.                   89,224             1,896
*      Coherent, Inc.                            57,700             1,875
*      Axcelis Technologies, Inc.               207,300             1,840
       Penton Media, Inc. Class A                68,100             1,830
       Burlington Coat Factory
         Warehouse Corp.                         94,800             1,795
       Whitney Holdings                          48,500             1,761
*      American Management
         Systems, Inc.                           88,600             1,755
*      United Stationers, Inc.                   73,100             1,754
       Methode Electronics, Inc.
         Class A                                 76,400             1,752
*      Anixter International Inc.                80,200             1,734
       Werner Enterprises, Inc.                 100,567             1,710
       Chittenden Corp.                          56,200             1,704
*      Verity, Inc.                              70,700             1,701
       Community First Bankshares                89,900             1,697
       Earthgrains Co.                           90,500             1,674
       USFreightways Corp.                       55,300             1,663
*      Delphi Financial Group, Inc.              43,177             1,662
       Brady Corp. Class A                       48,700             1,647
       Jefferies Group, Inc.                     52,400             1,637
       New Jersey Resources Corp.                37,800             1,635
*      Varian Semiconductor
         Equipment Associates, Inc.              68,100             1,617
       Morgan Keegan, Inc.                       61,000             1,616
       St. Mary Land & Exploration Co.           48,400             1,612
       Staten Island Bancorp, Inc.               75,300             1,610
*      Electro Scientific Industries, Inc.       57,000             1,596
       CH Energy Group, Inc.                     35,600             1,593
       Casey's General Stores                   105,600             1,577
       Oshkosh Truck Corp.                       35,612             1,567
       Central Parking Corp.                     78,100             1,562
*      Cable Design Technologies                 92,850             1,561
       Florida Rock Industries, Inc.             39,700             1,553
*      AnnTaylor Stores Corp.                    61,500             1,534
       UIL Holdings Corp.                        30,700             1,527
*      Spherion Corp.                           132,970             1,504
*      Avant! Corp.                              82,100             1,503
       Standard Pacific Corp.                    64,000             1,496
       ABM Industries                            48,700             1,491
*      SPS Technologies, Inc.                    27,200             1,491
       MDC Holdings, Inc.                        45,100             1,486
*      Photronics Labs Inc.                      63,100             1,479
       Southwest Gas Corp.                       67,500             1,477
       UGI Corp. Holding Co.                     57,900             1,466
       Northwest Natural Gas Co.                 53,800             1,426
       Tredegar Corp.                            81,200             1,416
       MAF Bancorp, Inc.                         49,300             1,402
       Susquehanna Bancshares, Inc.              83,700             1,381
       Wolverine World Wide, Inc.                88,700             1,353
       Texas Industries, Inc.                    45,000             1,350
       Mutual Risk Management Ltd.               88,000             1,336
       First Bancorp/Puerto Rico                 56,500             1,335
       Reliance Steel & Aluminum Co.             53,550             1,325

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                                      42

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
-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
                                                SHARES             (000)
-------------------------------------------------------------------------
       Belden, Inc.                              52,200       $     1,325
*      Simpson Manufacturing Co.                 25,700             1,311
       UniSource Energy Corp.                    69,300             1,304
       Selective Insurance Group                 53,670             1,301
*      Atwood Oceanics, Inc.                     29,500             1,292
*      F.Y.I. Inc.                               34,400             1,268
       Enhance Financial Services
         Group, Inc.                             81,600             1,260
       Tucker Anthony Sutro Corp.                51,200             1,258
       Regis Corp.                               86,700             1,257
       Owens & Minor, Inc. Holding Co.           70,700             1,255
*      Actel Corp.                               51,600             1,248
       Springs Industries Inc. Class A           38,300             1,242
*      US Oncology, Inc.                        196,110             1,238
       G & K Services, Inc.                      43,900             1,235
       Analogic Corp.                            27,500             1,225
       The South Financial Group, Inc.           92,351             1,224
       PolyOne Corp.                            201,159             1,182
       Provident Bankshares Corp.                56,569             1,181
       Michael Foods Group, Inc.                 39,100             1,178
*      Ultratech Stepper, Inc.                   45,400             1,175
*      Kulicke & Soffa Industries, Inc.         104,000             1,170
       LandAmerica Financial
         Group, Inc.                             28,900             1,169
       Milacron Inc.                             71,900             1,155
       Ryland Group, Inc.                        28,300             1,153
       Northwestern Corp.                        49,400             1,142
*      Agribrands International, Inc.            21,100             1,129
*      Prime Hospitality Corp.                   96,100             1,117
*      The Dress Barn, Inc.                      38,400             1,114
*      Input/Output, Inc.                       108,800             1,108
*      Aztar Corp.                               84,600             1,095
*      Hyperion Solutions Corp.                  70,700             1,091
*      American Italian Pasta Co.                40,700             1,091
*      Remedy Corp.                              65,700             1,088
*      Information Holdings Inc.                 46,200             1,083
       Datascope Corp.                           31,600             1,082
       Kellwood Co.                              51,200             1,082
         Zenith National Insurance Corp.         36,800             1,081
*      Kirby Corp.                               51,400             1,079
       Clarcor Inc.                              52,000             1,076
*      Allen Telecom Inc.                        59,800             1,073
*      Steel Dynamics, Inc.                      96,800             1,065
       Russell Corp.                             68,200             1,053
*      Ralcorp Holdings, Inc.                    63,900             1,046
*      Buckeye Technology, Inc.                  74,400             1,046
       Patina Oil & Gas Corp.                    43,100             1,034
*      Yellow Corp.                              50,700             1,032
*      Nautica Enterprises, Inc.                 67,600             1,030
*      Kent Electronics Corp.                    61,100             1,008
       Fleming Cos., Inc.                        84,700             1,001
*      Alliance Semiconductor Corp.              88,300               999
       The Toro Co.                              27,200               998
*      Xircom, Inc.                              64,000               992
       Rollins Truck Leasing                    124,000               992
*      Ionics, Inc.                              34,800               987
*      Pericom Semiconductor Corp.               53,100               982
*      Offshore Logistics, Inc.                  45,200               974
*      Esterline Technologies Corp.              37,100               974
       Mentor Corp.                              49,800               971
       JLG Industries, Inc.                      90,500               962
*      Seitel, Inc.                              52,100               961
       Wellman, Inc.                             67,500               953
*      Oceaneering International, Inc.           48,900               950
*      Fossil, Inc.                              65,500               949
       GBC Bancorp                               24,700               948
       Interface, Inc.                          109,100               948
       Arnold Industries, Inc.                   52,400               943
*      Benchmark Electronics, Inc.               41,800               943
       Laclede Gas Co.                           40,300               942
*      PolyMedica Corp.                          28,200               941
       R.L.I. Corp.                              20,900               934
*      IHOP Corp.                                42,800               928
       Lennox International Inc.                118,674               920
*      Paxar Corp.                               90,100               918
*      Washington Group
         International, Inc.                    111,400               912
       Valmont Industries, Inc.                  49,500               910
       Hughes Supply, Inc.                       50,200               901
       Russ Berrie and Co., Inc.                 42,300               894
*      Rare Hospitality International Inc.       39,900               890
       NUI Corp.                                 27,600               888
*      Aspect Communications Corp.              108,900               876
(1)    Southwest Securities Group, Inc.          33,780               874
       Roadway Express Inc.                      41,100               871
       Applied Industrial
         Technology, Inc.                        42,300               870
       GenCorp, Inc.                             90,100               867
*      Tower Automotive, Inc.                    95,600               860
       The Marcus Corp.                          61,900               859
       John H. Harland Co.                       60,600               856
*      Systems & Computer
         Technology Corp.                        69,300               853
       A.O. Smith Corp.                          50,000               853
       Riggs National Corp.                      60,679               846
       Arch Chemicals, Inc.                      47,300               840
       The Standard Register Co.                 58,200               829
*      Biotechnology General                    116,600               823
       International Multifoods Corp.            40,100               815
*      SONICblue Inc.                           196,612               811
*      Pediatrix Medical Group, Inc.             33,700               811
       Kaman Corp. Class A                       47,300               798
*      Pinnacle Systems, Inc.                   108,000               796
       Winnebago Industries, Inc.                45,200               794
       American States Water Co.                 21,400               789
       Barnes Group, Inc.                        39,600               787
       Anchor Bancorp Wisconsin Inc.             49,000               784
       Watts Industries Class A                  56,200               780

                                    -----
                                      43

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
-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
SMALL-CAP VALUE INDEX FUND                      SHARES             (000)
-------------------------------------------------------------------------
*      Arkansas Best Corp.                       42,500         $     778
*      General Communication, Inc.              111,100               778
*      M.S. Carriers, Inc.                       23,700               776
       Bel Fuse, Inc.- Class B                   22,550               767
       Regal-Beloit Corp.                        44,600               761
*      Pinnacle Entertainment, Inc.              56,100               757
       Phillips-Van Heusen Corp.                 58,000               754
       Bowne & Co., Inc.                         70,700               747
*      School Specialty, Inc.                    37,100               744
       Thomas Industries, Inc.                   32,000               744
       Fleetwood Enterprises, Inc.               69,600               731
*      Hutchinson Technology, Inc.               52,800               726
       Cato Corp. Class A                        52,800               726
       AAR Corp.                                 57,100               721
*      The Gymboree Corp.                        51,900               720
       Chemed Corp.                              21,300               716
*      Monaco Coach Corp.                        40,300               713
       Brush Engineered Materials Inc.           35,200               711
*      Harmonic, Inc.                           122,800               698
       Elcor Corp.                               41,200               695
       ChemFirst Inc.                            31,500               695
*      Gardner Denver Inc.                       32,600               694
*      NBTY, Inc.                               145,500               691
*      C-COR Electronics, Inc.                   71,100               691
*      Standard Microsystem                      33,900               686
*      United Natural Foods, Inc.                38,900               686
*      eLoyalty Corp.                           105,900               685
*      Electroglas, Inc.                         44,200               677
*      MICROS Systems, Inc.                      36,900               673
*      Volt Information Sciences Inc.            32,300               670
*      Auspex Systems, Inc.                      95,500               668
       Myers Industries, Inc.                    45,892               665
       Chesapeake Corp. of Virginia              32,100               660
       Watsco, Inc.                              56,450               650
*      The Profit Recovery Group
         International, Inc.                    102,000               650
*      Nuevo Energy Co.                          37,400               647
       Pioneer Standard Electronics Inc.         58,600               645
*      Ryan's Family Steak Houses, Inc.          67,800               640
*      RTI International Metals                  44,300               634
       Commercial Metals Co.                     28,000               623
*      Magnatek                                  47,800               621
       The Stride Rite Corp.                     88,600               620
*      Ciber, Inc.                              126,600               617
       Schweitzer-Mauduit
         International, Inc.                     31,800               609
       Deltic Timber Corp.                       25,500               609
*      WetSeal, Inc. Class A                     29,400               605
*      ViaSat, Inc.                              46,000               604
       Cohu, Inc.                                43,000               599
*      Remington Oil & Gas Corp.                 45,700               594
*      CDI Corp.                                 40,600               594
       Aaron Rents, Inc. Class B                 42,200               593
       Arctic Cat, Inc.                          51,000               593
       Quanex Corp.                              28,900               582
       Great Atlantic &
         Pacific Tea Co., Inc.                   81,500               571
*      Midway Games Inc.                         80,200               569
*      Photon Dynamics, Inc.                     25,100               565
*      Hall, Kinion & Associates, Inc.           28,000               564
*      PAREXEL International Corp.               52,100               563
       Universal Forest Products, Inc.           42,500               563
       Robbins & Myers, Inc.                     23,300               562
       Lawson Products, Inc.                     20,600               560
*      Conmed Corp.                              32,600               558
       Polaroid Corp.                            96,000               558
       Southwestern Energy Co.                   53,200               552
*      CACI International, Inc.                  23,900               550
*      Intermagnetics General Corp.              32,421               543
       Sturm, Ruger & Co., Inc.                  57,200               540
*      Astec Industries, Inc.                    40,900               539
       Standex International Corp.               26,100               538
*(1)   Salton, Inc.                              25,900               536
       K-Swiss, Inc.                             21,300               533
*      Bell Microproducts Inc.                   33,200               527
       Caraustar Industries, Inc.                55,700               522
       Dimon Inc.                                94,700               521
*      URS Corp.                                 35,200               517
       New England Business
         Service, Inc.                           28,100               513
       Omnova Solutions Inc.                     84,100               505
       Thor Industries, Inc.                     25,500               504
*      General Semiconductor, Inc.               80,400               503
*      Project Software &
         Development, Inc.                       46,400               498
       Brown Shoe Company, Inc.                  38,300               498
*      Griffon Corp.                             63,100               497
       Pope & Talbot, Inc.                       29,400               494
*      Adaptive Broadband Corp.                  80,100               491
*      Symmetricom Inc.                          49,950               487
*      Mesa Air Group Inc.                       69,000               483
       E.W. Blanch Holdings, Inc.                27,600               481
*      ESS Technology, Inc.                      93,500               479
*      Checkpoint Systems, Inc.                  64,400               479
       SLI, Inc.                                 73,800               475
*      Fritz Cos., Inc.                          78,300               475
       Cleveland-Cliffs Iron Co.                 21,900               472
       SCPIE Holdings Inc.                       19,900               470
*      SPSS, Inc.                                21,300               470
       Landry's Seafood
         Restaurants, Inc.                       45,800               455
       Foster Wheeler Corp.                      86,600               455
       National Presto Industries, Inc.          14,700               451
*      TETRA Technologies, Inc.                  28,900               448
*      Telcom Semiconductor, Inc.                38,900               442
       Cascade Natural Gas Corp.                 23,500               442

                                    -----
                                      44

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
                                                SHARES             (000)
-------------------------------------------------------------------------
*      Midwest Express Holdings, Inc.            29,500        $      433
       Inter-Tel, Inc.                           56,200               432
*      Audiovox Corp.                            47,900               431
*      Consolidated Products Inc.                61,930               426
*      PC-Tel, Inc.                              39,500               425
       Wabash National Corp.                     48,900               422
       Fremont General Corp.                    148,800               419
*      Brightpoint, Inc.                        118,300               414
       The Pep Boys
         (Manny, Moe & Jack)                    113,300               411
       Bangor Hydro-Electric Co.                 15,600               401
       Gerber Scientific, Inc.                   46,800               401
*      QRS Corp.                                 31,200               400
*      Group 1 Automotive, Inc.                  42,400               398
*      Edgewater Technology, Inc.                61,000               397
*      SpeedFam-IPEC, Inc.                       63,600               386
       Midas Inc.                                32,200               384
*      Friede Goldman Halter, Inc.              103,500               369
*      Pegasus Solutions Inc.                    52,400               364
       X-Rite Inc.                               45,400               355
       Quaker Chemical Corp.                     18,800               354
*      JAKKS Pacific, Inc.                       38,200               349
       Coachmen Industries, Inc.                 33,100               348
*      Flow International Corp.                  31,400               345
       Butler Manufacturing Co.                  13,600               344
       Skyline Corp.                             18,000               341
*      Consolidated Graphics, Inc.               27,800               332
       Fedders Corp.                             71,200               329
*      Franklin Covey Co.                        43,900               329
*      Orbital Sciences Corp.                    79,800               329
*      Department 56 Inc.                        28,600               329
*      AVT Corp.                                 65,400               325
*      HA-LO Industries, Inc.                   141,700               319
       Apogee Enterprises, Inc.                  59,100               318
*      Theragenics Corp.                         62,900               315
*      Goody's Family Clothing                   69,500               313
*      ZixIt Corp.                               35,300               309
*      Wolverine Tube, Inc.                      25,600               307
*      Concord Communications, Inc.              35,000               306
*      J & J Snack Foods Corp.                   18,200               306
*      K2 Inc.                                   38,200               306
*      ShopKo Stores, Inc.                       61,100               306
*      Insurance Auto Auctions, Inc.             25,000               300
       A.M. Castle & Co.                         29,900               299
       Central Vermont Public
         Service Corp.                           24,500               299
*      Network Equipment
         Technologies, Inc.                      46,300               298
*      Lydall, Inc.                              33,800               294
*      Labor Ready, Inc.                         87,900               291
       Luby's, Inc.                              47,800               287
*      The Kroll-O'Gara Co.                      47,600               286
       Nash-Finch Co.                            24,400               285
       BMC Industries, Inc.                      58,400               285
       Bassett Furniture
         Industries, Inc.                        25,100               282
*      Champion Enterprises, Inc.               100,700               277
*      Davox Corp.                               27,200               265
*      SpaceLabs Medical, Inc.                   20,400               265
*      Pac-West Telecom, Inc.                    76,700               264
*      Jo-Ann Stores, Inc. Class A               38,600               253
*      Brooktrout Technology, Inc.               26,400               250
       Oxford Industries, Inc.                   15,900               242
       Nature's Sunshine Inc.                    35,500               242
*      Applica Inc.                              49,500               241
       Cash America International Inc.           54,400               238
*      Material Sciences Corp.                   30,700               236
*      Building Materials Holding Corp.          27,400               233
*      4Kids Entertainment Inc.                  25,700               230
       Tenneco Automotive, Inc.                  76,400               229
       Penford Corp.                             15,800               225
*      Sierra Health Services                    58,400               222
*      ePresence, Inc.                           50,800               221
*      Visual Networks, Inc.                     66,800               217
       Thomas Nelson, Inc.                       30,800               216
*      Innovex, Inc.                             31,800               215
*      Sola International Inc.                   50,800               210
*      TBC Corp.                                 45,500               208
*      Information Resources, Inc.               62,310               206
*      Robotic Vision Systems, Inc.              74,800               206
*      Digi International, Inc.                  32,500               199
       Intermet Corp.                            54,500               198
*      Discount Auto Parts Inc.                  35,000               193
       Standard Motor Products, Inc.             26,100               192
       Analysts International Corp.              48,500               185
*      Ashworth, Inc.                            28,400               185
       Titan International, Inc.                 43,400               184
*      Billing Concepts Corp.                    91,100               182
       Computer Task Group, Inc.                 44,800               176
       Amcast Industrial Corp.                   17,600               175
       Mississippi Chemical Corp.                54,700               172
*      Hologic, Inc.                             32,300               172
       IMCO Recycling, Inc.                      32,100               171
       Angelica Corp.                            18,000               169
*      Exabyte Corp.                             48,400               166
*      A.T. Cross Co. Class A                    35,710               158
       Haggar Corp.                              13,700               158
       Commonwealth Industries Inc.              34,600               156
*      Hartmarx Corp.                            61,900               147
       Green Mountain Power Corp.                11,600               145
*      Huffy Corp.                               21,400               139
*      Osteotech, Inc.                           29,200               139
*      Cone Mills Corp.                          53,400               137
       J. Baker, Inc.                            29,500               133
       Enesco Group, Inc.                        28,200               132
       Lillian Vernon Corp.                      18,100               127

                                    -----
                                      45

--------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE-
SMALL-CAP VALUE INDEX FUND                      SHARES             (000)
--------------------------------------------------------------------------
       Hancock Fabrics, Inc.                     36,300         $     125
       Steel Technologies, Inc.                  22,300               123
*(1)   Itron, Inc.                               32,136               116
*      Mayor's Jeweler's, Inc.                   40,500               116
*      E. Gottschalk & Co., Inc.                 26,400               109
*      Cyrk International, Inc.                  33,600               101
*      Curative Health Services Inc.             16,500                92
*(1)   Action Performance Cos., Inc.             34,300                81
*      The Dixie Group, Inc.                     24,100                57
       Nashua Corp.                              12,500                56
*      American Freightways                       1,769                49
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $408,539)                                                 402,318
--------------------------------------------------------------------------
                                                   FACE
                                                 AMOUNT
                                                  (000)
--------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS (0.8%)
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.10%, 1/2/2001--Note G                        $1,706             1,706
  6.14%, 1/2/2001                                 1,248             1,248
--------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $2,954)                                                     2,954
--------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
  (COST $411,493)                                                 405,272
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--
  NET (-0.6%)                                                      (2,339)
--------------------------------------------------------------------------
NET ASSETS (100%)                                                $402,933
==========================================================================

-   See Note A in Notes to Financial Statements.
*   Non-income-producing security.
(1) All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.

--------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                            $405,272
  Receivables for Investment Securities Sold                       85,937
  Other Assets--Note B                                              3,096
--------------------------------------------------------------------------
  Total Assets                                                    494,305
--------------------------------------------------------------------------
LIABILITIES
  Payables for Investment
    Securities Purchased                                           88,420
  Other Liabilities--Note G                                         2,952
--------------------------------------------------------------------------
  Total Liabilities                                                91,372
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NET ASSETS                                                       $402,933
==========================================================================

--------------------------------------------------------------------------
                                                                  AMOUNT
                                                                   (000)
--------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
Paid-in Capital                                                  $379,443
Overdistributed Net Investment Income(150)
Accumulated Net Realized Gains                                     29,861
Unrealized Depreciation--Note F                                    (6,221)
--------------------------------------------------------------------------
NET ASSETS                                                       $402,933
==========================================================================
Investor Shares--Net Assets
Applicable to 32,827,516 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                       $316,898
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                    $9.65
==========================================================================
Institutional Shares--Net Assets
Applicable to 8,911,993 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                        $86,035
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INSTITUTIONAL SHARES                                               $9.65
==========================================================================

                                    -----
                                      46

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

------------------------------------------------------------------------------------------
                                                                    SMALL-CAP    SMALL-CAP
                                                        SMALL-CAP      GROWTH        VALUE
                                                       INDEX FUND  INDEX FUND   INDEX FUND
                                                      ------------------------------------
                                                          YEAR ENDED DECEMBER 31, 2000
                                                      ------------------------------------
                                                            (000)       (000)        (000)
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                             $  57,524    $    820    $   3,861
  Interest                                                  1,535         126           54
  Security Lending                                          5,023         134          111

------------------------------------------------------------------------------------------
   Total Income                                            64,082       1,080        4,026
------------------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group---Note B
   Investment Advisory Services                               153          46           46
   Management and Administrative--Investor Shares           9,592         733          481
   Management and Administrative--Admiral Shares               47          --           --
   Management and Administrative--Institutional Shares        519          26           38
   Marketing and Distribution--Investor Shares                528          37           37
   Marketing and Distribution--Admiral Shares                  --          --           --
   Marketing and Distribution--Institutional Shares            57           2            4
  Custodian Fees                                              212          68           64
  Auditing Fees                                                11           9            9
  Shareholders' Reports--Investor Shares                      179          10           13
  Shareholders' Reports--Admiral Shares                        --          --           --
  Shareholders' Reports--Institutional Shares                   3          --           --
  Trustees' Fees and Expenses                                   6           1           --
------------------------------------------------------------------------------------------
   Total Expenses                                          11,307         932          692
   Expenses Paid Indirectly--Note C                           (11)         --           --
------------------------------------------------------------------------------------------
   Net Expenses                                            11,296         932          692
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                      52,786         148        3,334
------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                              565,924       1,658       43,339
  Futures Contracts                                        (4,270)         --           --
------------------------------------------------------------------------------------------
REALIZED NET GAIN                                         561,654       1,658       43,339
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                  (782,437)    (26,012)      16,034
  Futures Contracts                                          (359)         --           --
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)         (782,796)    (26,012)      16,034
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                             $(168,356)   $(24,206)   $  62,707
==========================================================================================

                                    -----
                                      47

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. Distributions and Capital Share Transactions are shown separately for each class of shares.


------------------------------------------------------------------------------------------------------------
                                                                 SMALL-CAP              SMALL-CAP GROWTH
                                                                INDEX FUND                 INDEX FUND
                                                    --------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------
                                                            2000           1999         2000          1999
                                                           (000)          (000)        (000)         (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                $  52,786    $    40,462    $      148     $     379
  Realized Net Gain (Loss)                               561,654        339,380         1,658        (4,846)
  Change in Unrealized Appreciation (Depreciation)      (782,796)       339,726       (26,012)       31,923
------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                          (168,356)       719,568       (24,206)       27,456
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income--Investor Shares                 (41,465)       (36,613)          (92)         (507)
  Net Investment Income--Admiral Shares                   (2,857)            --            --            --
  Net Investment Income--Institutional Shares             (6,616)        (4,721)          (74)           --
  Realized Capital Gain--Investor Shares                (483,018)      (284,560)      (17,524)           --
  Realized Capital Gain--Admiral Shares                  (30,291)            --            --            --
  Realized Capital Gain--Institutional Shares            (67,331)       (32,660)       (3,539)           --
------------------------------------------------------------------------------------------------------------
   Total Distributions                                  (631,578)      (358,554)      (21,229)         (507)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                                1,398,652     1,052,299       317,984        80,888
  Issued in Lieu of Cash Distributions                    491,844       294,319        16,226           406
  Redeemed                                             (1,188,163)     (884,294)     (105,956)      (31,106)
------------------------------------------------------------------------------------------------------------
   Net Increase--Investor Shares                          702,333       462,324       228,254        50,188
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--ADMIRAL SHARES(1)
  Issued                                                  253,068            --            --            --
  Issued in Lieu of Cash Distributions                     28,632            --            --            --
  Redeemed                                                 (2,785)           --            --            --
------------------------------------------------------------------------------------------------------------
   Net Increase--Admiral Shares                           278,915            --            --            --
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(1)
  Issued                                                  280,399       193,691        80,757            --
  Issued in Lieu of Cash Distributions                     62,547        34,239         3,614            --
  Redeemed                                               (173,782)     (115,831)       (6,024)           --
------------------------------------------------------------------------------------------------------------
   Net Increase--Institutional Shares                     169,164       112,099        78,347            --
------------------------------------------------------------------------------------------------------------
  Total Increase                                          350,478       935,437       261,166        77,137
------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                     3,967,793     3,032,356       167,255        90,118
------------------------------------------------------------------------------------------------------------
  End of Year                                          $4,318,271    $3,967,793      $428,421      $167,255
============================================================================================================

(1) See Note H in Notes to Financial Statements for the corresponding number of shares issued and redeemed.

                                    -----
                                      48

-----------------------------------------------------------------------------------------------------
                                                                                SMALL-CAP VALUE
                                                                                   INDEX FUND
                                                                        -----------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                        -----------------------------
                                                                              2000              1999
                                                                             (000)             (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                    $  3,334         $  1,580
  Realized Net Gain (Loss)                                                   43,339           13,634
  Change in Unrealized Appreciation (Depreciation)                           16,034          (10,887)
-----------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations           62,707            4,327
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income--Investor Shares                                     (2,557)          (1,549)
  Net Investment Income--Admiral Shares                                          --               --
  Net Investment Income--Institutional Shares                                  (807)             (85)
  Realized Capital Gain--Investor Shares                                    (13,937)         (10,654)
  Realized Capital Gain--Admiral Shares                                          --               --
  Realized Capital Gain--Institutional Shares                                (2,452)            (551)
-----------------------------------------------------------------------------------------------------
   Total Distributions                                                      (19,753)         (12,839)
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                                                    130,411          150,557
  Issued in Lieu of Cash Distributions                                       15,227           11,455
  Redeemed                                                                  (66,995)         (61,979)
-----------------------------------------------------------------------------------------------------
   Net Increase--Investor Shares                                             78,643          100,033
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--ADMIRAL SHARES(1)
  Issued                                                                         --               --
  Issued in Lieu of Cash Distributions                                           --               --
  Redeemed                                                                       --               --
-----------------------------------------------------------------------------------------------------
   Net Increase--Admiral Shares                                                  --               --
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(1)
  Issued                                                                     73,136           10,922
  Issued in Lieu of Cash Distributions                                        2,618               81
  Redeemed                                                                   (8,707)            (800)
-----------------------------------------------------------------------------------------------------
   Net Increase--Institutional Shares                                        67,047           10,203
-----------------------------------------------------------------------------------------------------
  Total Increase                                                            188,644          101,724
-----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                                         214,289          112,565
-----------------------------------------------------------------------------------------------------
  End of Year                                                              $402,933         $214,289
=====================================================================================================

(1) See Note H in Notes to Financial Statements for the corresponding number of shares issued and redeemed.


                                    -----
                                      49

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------
                                                                 SMALL-CAP INDEX FUND INVESTOR SHARES
                                                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  2000       1999     1998     1997      1996
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $23.60     $21.20    $23.75    $20.23    $18.61
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .270       .256      .311      .277       .26
  Net Realized and Unrealized Gain (Loss) on Investments    (1.145)     4.491    (1.007)    4.632      3.07
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          (.875)     4.747     (.696)    4.909      3.33
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.260)     (.267)    (.304)    (.274)     (.27)
  Distributions from Realized Capital Gains                 (3.025)    (2.080)   (1.550)   (1.115)    (1.44)
------------------------------------------------------------------------------------------------------------
   Total Distributions                                      (3.285)    (2.347)   (1.854)   (1.389)    (1.71)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $19.44     $23.60    $21.20    $23.75    $20.23
============================================================================================================

TOTAL RETURN*                                                -2.67%     23.13%    -2.61%    24.59%    18.12%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                        $3,577     $3,553    $2,768    $2,652    $1,713
  Ratio of Total Expenses to Average Net Assets               0.27%      0.25%     0.24%     0.23%     0.25%
  Ratio of Net Investment Income to Average Net Assets        1.17%      1.25%     1.39%     1.38%     1.51%
  Portfolio Turnover Rate                                       49%        42%       35%       29%       28%
============================================================================================================

* Total return figures do not reflect transaction fees on purchases (0.5% beginning 1997 through March 31, 2000; 1.0% in 1996) or the $10 annual account maintenance fee applied on balances under $10,000.

                                    -----
                                      50

------------------------------------------------------------------------------------------------------------
                                                                      SMALL-CAP INDEX FUND ADMIRAL SHARES
                                                                                              NOV. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                               DEC. 31, 2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $22.40
------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
  Net Investment Income                                                                              .053
  Net Realized and Unrealized Gain (Loss) on Investments                                             .062
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                                  .115
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                              (.265)
  Distributions from Realized Capital Gains                                                        (2.810)
------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                             (3.075)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                     $19.44
============================================================================================================


TOTAL RETURN                                                                                         1.75%
============================================================================================================


RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                               $252
  Ratio of Total Expenses to Average Net Assets                                                      0.20%**
  Ratio of Net Investment Income to Average Net Assets                                               1.79%**
  Portfolio Turnover Rate                                                                              49%
============================================================================================================

 * Inception.
** Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                         SMALL-CAP INDEX FUND INSTITUTIONAL SHARES
                                                                        YEAR ENDED DECEMBER 31,              JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                      2000           1999          1998     DEC. 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $23.61        $21.20        $23.75      $22.56
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .292          .295          .336        .158
  Net Realized and Unrealized Gain (Loss) on Investments           (1.145)        4.491        (1.007)      2.370
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (.853)        4.786         (.671)      2.528
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.292)       (.296)         (.329)      (.288)
  Distributions from Realized Capital Gains                        (3.025)      (2.080)        (1.550)     (1.050)
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (3.317)      (2.376)        (1.879)     (1.338)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $19.44       $23.61         $21.20       $23.75
===========================================================================================================================

TOTAL RETURN**                                                      -2.56%       23.33%         -2.50%      11.42%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                               $490         $415           $264        $137
  Ratio of Total Expenses to Average Net Assets                      0.13%        0.12%          0.12%       0.12%+
  Ratio of Net Investment Income to Average Net Assets               1.32%        1.37%          1.53%       1.52%+
  Portfolio Turnover Rate                                              49%          42%            35%         29%
===========================================================================================================================

 * Inception.
** Total return figures do not reflect the 0.5% transaction fee on purchases through March 31, 2000.
 + Annualized.

                                    -----
                                      51

----------------------------------------------------------------------------------------------------------------
                                       SMALL-CAP GROWTH INDEX FUND INVESTOR SHARES
                                                     YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------  APR. 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                2000      1999     DEC. 31, 1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $11.38   $  9.53            $10.00
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                       .009      .025               .03
  Net Realized and Unrealized Gain (Loss) on Investments                      .154     1.860              (.47)
----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                           .163     1.885              (.44)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                       (.003)    (.035)             (.03)
  Distributions from Realized Capital Gains                                  (.570)       --                --
----------------------------------------------------------------------------------------------------------------
   Total Distributions                                                       (.573)    (.035)             (.03)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $10.97    $11.38           $  9.53
================================================================================================================

TOTAL RETURN**                                                                1.59%    19.80%            -4.77%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                        $356      $167               $90
  Ratio of Total Expenses to Average Net Assets                               0.27%     0.25%             0.25%+
  Ratio of Net Investment Income to Average Net Assets                        0.03%     0.33%             0.63%+
  Portfolio Turnover Rate                                                      136%       82%               77%
================================================================================================================

 * Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

** Total return figures do not reflect transaction fees on purchases (0.5% after February 28, 1999; 1.0% from inception through February 28, 1999) or the $10 annual account maintenance fee applied on balances under $10,000.

 + Annualized.

------------------------------------------------------------------------------------------------------------------
                                                                SMALL-CAP GROWTH INDEX FUND INSTITUTIONAL SHARES
                                                                                                      MAY 24* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                      DEC. 31, 2000
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                      $11.03
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                                     .009
  Net Realized and Unrealized Gain (Loss) on Investments                                                    .513
------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                                         .522
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                                     (.012)
  Distributions from Realized Capital Gains                                                                (.570)
------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                                     (.582)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                            $10.97
==================================================================================================================

TOTAL RETURN**                                                                                              4.90%
==================================================================================================================


RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                                       $73
  Ratio of Total Expenses to Average Net Assets                                                             0.13%+
  Ratio of Net Investment Income to Average Net Assets                                                      0.11%+
  Portfolio Turnover Rate                                                                                    136%
==================================================================================================================

 * Inception.
** Total return figures do not reflect the 0.5% transaction fee on purchases.
 + Annualized.

                                    -----
                                      52

---------------------------------------------------------------------------------------------------------------
                                                                    SMALL-CAP VALUE INDEX FUND INVESTOR SHARES
                                                                           YEAR ENDED DECEMBER 31, APR. 20* TO
---------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                2000      1999     DEC. 31, 1998
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $8.45        $ 8.74     $ 10.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                        .084          .065        .045
  Net Realized and Unrealized Gain (Loss) on Investments                      1.698          .210      (1.250)
---------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                           1.782          .275      (1.205)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        (.082)        (.070)      (.055)
  Distributions from Realized Capital Gains                                   (.500)        (.495)         --
---------------------------------------------------------------------------------------------------------------
   Total Distributions                                                        (.582)        (.565)      (.055)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $9.65        $ 8.45     $  8.74
===============================================================================================================

TOTAL RETURN**                                                                21.88%         3.35%     -12.47%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                         $317          $204     $   113
  Ratio of Total Expenses to Average Net Assets                                0.27%         0.25%       0.25%+
  Ratio of Net Investment Income to Average Net Assets                         1.16%         0.96%       1.13%+
  Portfolio Turnover Rate                                                        82%           80%         53%
===============================================================================================================

 * Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

** Total return figures do not reflect transaction fees on purchases (0.5% after February 28, 1999; 1.0% from inception through February 28, 1999) or the $10 annual account maintenance fee applied on balances under $10,000.

 + Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                        SMALL-CAP VALUE INDEX FUND INSTITUTIONAL SHARES
                                                                                           YEAR ENDED        DEC. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                          DEC. 31, 2000     DEC. 31, 1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $8.45             $8.74
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                          .097              .009
  Net Realized and Unrealized Gain (Loss) on Investments                                        1.698              .226
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                             1.795              .235
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                          (.095)            (.070)
  Distributions from Realized Capital Gains                                                     (.500)            (.455)
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                          (.595)            (.525)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                  $9.65             $8.45
===========================================================================================================================

TOTAL RETURN**                                                                                  22.04%             2.83%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                            $86               $10
  Ratio of Total Expenses to Average Net Assets                                                  0.13%             0.13%+
  Ratio of Net Investment Income to Average Net Assets                                           1.36%             1.37%+
  Portfolio Turnover Rate                                                                          82%               80%
===========================================================================================================================

 *Inception.
**Total return figures do not reflect the 0.5% transaction fee on purchases.
 +Annualized.


                                    -----
                                      53

NOTES TO FINANCIAL STATEMENTS

Vanguard Small-Cap Index, Small-Cap Growth Index, and Small-Cap Value Index Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies, or mutual funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES CONTRACTS: The Small-Cap Index Fund uses Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

                                    -----
                                      54

   6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Transaction fees assessed on purchases of capital shares are credited to paid-in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2000, the funds had contributed capital to Vanguard (included in Other Assets) of:

----------------------------------------------------------------------------------
                            CAPITAL CONTRIBUTIONS    PERCENTAGE      PERCENTAGE OF
                                      TO VANGUARD       OF FUND         VANGUARD'S
         INDEX FUND                         (000)    NET ASSETS     CAPITALIZATION
----------------------------------------------------------------------------------
         Small-Cap                           $792        0.02%                0.8%

         Small-Cap Growth                      77        0.02                 0.1

         Small-Cap Value                       66        0.02                 0.1
----------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended December 31, 2000, custodian fee offset arrangements reduced expenses of the Small-Cap Index Fund by $11,000.

D. Each fund offers two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. In addition, the Small-Cap Index Fund offers Admiral Shares, which were first issued on November 13, 2000, and are designed for investors that meet certain administrative, servicing, and tenure criteria and have a minimum investment of $50,000. Each class of shares has equal rights to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

                                    -----

E. During the year ended December 31, 2000, purchases and sales of investment securities other than temporary cash investments were:

--------------------------------------------------------------------------
                                                            (000)
                                                 -------------------------
         INDEX FUND                                PURCHASES       SALES
--------------------------------------------------------------------------
         Small-Cap                                $2,732,023    $2,159,505

         Small-Cap Growth                            777,176       489,979

         Small-Cap Value                             360,356       232,748
--------------------------------------------------------------------------

      The Small-Cap Index Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,898,000 from undistributed net investment income, and $32,666,000 from accumulated net realized gains, to paid-in capital.

      For federal tax purposes, the Small-Cap Index Fund's capital gains required to be distributed in December 2000 included net gains realized through October 31, 2000. Subsequently, the fund realized capital losses of $14,053,000, which are available to offset future net capital gains.

      The Small-Cap Growth Index Fund used a capital loss carryforward of $3,513,000 to offset taxable capital gains realized during the year ended December 31, 2000, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For federal tax purposes, capital gains required to be distributed in December 2000 included net gains realized through October 31, 2000. Subsequently, the fund realized capital losses of $29,851,000, which are available to offset future net capital gains.

F. At December 31, 2000, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

-------------------------------------------------------------------------
                                              (000)
                         ------------------------------------------------
                         APPRECIATED        DEPRECIATED      APPRECIATION
   INDEX FUND             SECURITIES         SECURITIES    (DEPRECIATION)
=========================================================================
   Small-Cap                $990,180       $(1,184,324)        $(194,144)

   Small-Cap Growth           45,645           (34,176)            11,469

   Small-Cap Value            44,308           (50,529)           (6,221)
-------------------------------------------------------------------------

      At December 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2001 and the related unrealized appreciation were:

-----------------------------------------------------------------------------------
                                                         (000)
                                     ----------------------------------------------
                                                          AGGREGATE
                                            NUMBER OF    SETTLEMENT    UNREALIZED
   INDEX FUND/FUTURES CONTRACTS        LONG CONTRACTS         VALUE  APPRECIATION
-----------------------------------------------------------------------------------
   Small-Cap/Russell 2000 Index                    47       $11,487           $53
-----------------------------------------------------------------------------------

                                    -----
                                      56

G. The market value of securities on loan to broker/dealers at December 31, 2000, and collateral received with respect to such loans were:

--------------------------------------------------------------
                                             (000)
                                 -----------------------------
                                   MARKET VALUE           CASH
                                      OF LOANED     COLLATERAL
         INDEX FUND                  SECURITIES       RECEIVED
--------------------------------------------------------------
         Small-Cap                      $82,899       $106,069

         Small-Cap Growth                 7,207          7,294

         Small-Cap Value                  1,435          1,706
--------------------------------------------------------------

The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan.

H.    Shares issued and redeemed for each class of shares were:

---------------------------------------------------------------------------------------------
                                                            SHARES (000)
                                      -------------------------------------------------------
                                                                                 NET INCREASE
                                         ISSUED IN                                 (DECREASE)
                                        LIEU OF CASH                                IN SHARES
    INDEX FUND/YEAR/SHARE CLASS            ISSUED      DISTRIBUTIONS   REDEEMED   OUTSTANDING
---------------------------------------------------------------------------------------------
   SMALL-CAP INDEX FUND--2000

    Investor Shares                         57,881        26,983       (51,370)        33,494

    Admiral Shares                          11,496         1,606          (133)        12,969

    Institutional Shares                    11,873         3,450        (7,699)         7,624
---------------------------------------------------------------------------------------------
   SMALL-CAP INDEX FUND--1999

    Investor Shares                         47,908        13,196       (41,158)        19,946

    Admiral Shares                              --            --             --            --

    Institutional Shares                     8,971         1,530        (5,401)         5,100
---------------------------------------------------------------------------------------------
   SMALL-CAP GROWTH INDEX FUND--2000

    Investor Shares                         24,996         1,525        (8,802)        17,719

    Institutional Shares                     6,808           339          (512)         6,635
---------------------------------------------------------------------------------------------
   SMALL-CAP GROWTH INDEX FUND--1999

    Investor Shares                          8,565            38        (3,363)         5,240

    Institutional Shares                        --            --            --             --
---------------------------------------------------------------------------------------------
   SMALL-CAP VALUE INDEX FUND--2000

    Investor Shares                         14,727         1,725        (7,822)         8,630

    Institutional Shares                     8,431           290          (973)         7,748
---------------------------------------------------------------------------------------------
   SMALL-CAP VALUE INDEX FUND--1999

    Investor Shares                         17,096         1,390        (7,174)        11,312

    Institutional Shares                     1,249            10           (95)         1,164
---------------------------------------------------------------------------------------------

                                    ------
                                      57

REPORT
   of Independent Accountants

To the Shareholders and Trustees of Vanguard U.S. Stock Index Funds

In our opinion, the accompanying statements of net assets (and the statements of assets and liabilities for Vanguard Small-Cap Growth Index Fund and Vanguard Small-Cap Value Index Fund) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Small-Cap Index Fund, Vanguard Small-Cap Growth Index Fund and Vanguard Small-Cap Value Index Fund (separate funds of Vanguard U.S. Stock Index Funds, hereafter referred to as the "Funds") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 6, 2001

                                    -----
                                      58

-------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD U.S. STOCK INDEX FUNDS
(SMALL-CAPITALIZATION PORTFOLIOS)

This information for the fiscal year ended December 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

      The Small-Cap and Small-Cap Growth Index Funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which are designated as 20% rate gain distributions, as follows:

--------------------------------------------------------------------------
                                                                     TOTAL
                                                             CAPITAL GAINS
         INDEX FUND                                              DIVIDENDS
--------------------------------------------------------------------------
         Small-Cap                                            $533,114,000

         Small-Cap Growth                                       12,010,000
--------------------------------------------------------------------------

      For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

--------------------------------------------------------------------------
         INDEX FUND                                             PERCENTAGE
--------------------------------------------------------------------------
         Small-Cap                                                   31.2%

         Small-Cap Growth                                             8.6

         Small-Cap Value                                             10.3
--------------------------------------------------------------------------


                                    -----
                                      59

THE VANGUARD(R)
      Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

                                    -----
                                      60

THE PEOPLE
   Who Govern Your Fund


The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

      Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

      Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

      The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

-------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

-------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

-------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DiSTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MacKINNON, Fixed Income Group.

F. WILLIAM McNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.

-------------------------------------------------------------------------------
                                JOHN C. BOGLE
              Founder; Chairman and Chief Executive, 1974-1996.

                                                [THE VANGUARD GROUP LOGO]
                                                Post Office Box 2600
                                                Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&PMidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
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Vanguard Marketing
Corporation, Distributor.

Q850 022001